As filed with the Securities and Exchange Commission on December 19, 2008
REGISTRATION NO. 333-_________

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
______________________

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(EXACT NAME OF  REGISTRANT AS SPECIFIED IN ITS CHARTER)
_______________________

Delaware	04-2461439
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481  (781) 237-6030
(ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
_______________________

Sandra M. DaDalt, Esq.
Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 1335
Wellesley Hills, Massachusetts 02481
(800) 786-5433
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
_______________________

Copies of Communications to:
Thomas C. Lauerman, Esq.
Jorden Burt LLP
1025 Thomas Jefferson Street, NW, Suite 400E
Washington, D.C. 20007-0805
(202) 965-8156
______________________

Approximate date of commencement of proposed sale to the public: As soon as practicable following effectiveness of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (other than securities offered only in connection with dividend or interest reinvestment plans), check the following box.  ☑

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check One):

Large accelerated filer	□	Accelerated filer	□

Non-accelerated filer	☑	Smaller reporting company	□

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered (1)	Proposed maximum aggregate price per unit(2)	Proposed maximum aggregate offering price (2)	Amount of registration fee
Market value adjusted interests under deferred annuity contracts(3) . . . . . . . .	$2,544,575	100%	100%	$100(4)

(1)
An indeterminate number or amount of market value adjusted interests under deferred annuity contracts of Sun Life Assurance Company of Canada (U.S.) that may from time to time be issued at indeterminate prices, in U.S. dollars. In no event will the aggregate maximum offering price of all securities issued pursuant to this registration statement exceed $2,544,575.

(2)	Estimated solely for the purpose of determining the amount of the registration fee.

(3)
The market value adjusted interests registered hereby are the "Guarantee Periods" issued on terms and conditions set forth in deferred annuity contracts and described in the prospectuses contained in this registration statement.

(4)
This amount was paid in connection with the initial filing on December 27, 2005 of a predecessor registration statement (Commission File No. 333-130704) with respect to the offering to be registered hereon, and that amount of fee is being included herein (together with the $2,544,575 of securities registered hereby) pursuant to Rule 415(a)(6) under the Securities Act of 1933. Accordingly, no additional registration fee is being paid herewith.

The Registrant hereby amends his Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS
MAY 1, 2008
MFS REGATTA CHOICE

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following fund options of the MFS® Variable Insurance Trust II (the "Funds"):

Large-Cap Equity Funds	Emerging Markets Equity Funds
MFS® Capital Appreciation Portfolio - S Class	MFS® Emerging Markets Equity Portfolio - S Class
MFS® Core Equity Portfolio - S Class	Specialty/Sector Equity Funds
MFS® Growth Portfolio - S Class[1]	MFS® Technology Portfolio - S Class
MFS® Massachusetts Investors Growth	MFS® Utilities Portfolio - S Class
Stock Portfolio - S Class	Asset Allocation Funds
MFS® Blended Research Core Equity Portfolio - S Class[2]	MFS® Total Return Portfolio - S Class
MFS® Research Portfolio - S Class	Global Asset Allocation Funds
MFS® Strategic Value Portfolio - S Class	MFS® Global Total Return Portfolio - S Class
MFS® Value Portfolio - S Class	Money Market Funds
Mid-Cap Equity Funds	MFS® Money Market Portfolio - S Class
MFS® Mid Cap Growth Portfolio - S Class	Intermediate-Term Bond Funds
MFS® Mid Cap Value Portfolio - S Class	MFS® Bond Portfolio - S Class
Small-Cap Equity Funds	MFS® Government Securities Portfolio - S Class
MFS® New Discovery Portfolio - S Class	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio - S Class
MFS® Global Growth Portfolio - S Class	High Yield Bond Funds
MFS® Research International Portfolio - S Class	MFS® High Yield Portfolio - S Class
MFS® International Growth Portfolio - S Class	World Bond Funds
MFS® International Value Portfolio - S Class	MFS® Global Governments Portfolio - S Class

[1]	Formerly MFS® Emerging Growth Portfolio - S Class.
[2]	Formerly MFS® Massachusetts Investors Trust - S Class.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trust II.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Trust prospectus carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE MFS® VARIABLE INSURANCE TRUST II [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION OF EEB OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E - CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F - CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G - CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H - CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I - PREVSIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX J - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The MFS Regatta Choice Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral.The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more of the optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust II, an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Trust. The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee.  After the fifth Account Year, we may increase the fee, but it will never exceed $50.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to an annual rate of 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge from the assets of the Variable Account ranging from an annual rate of 0.15% to 0.40% of the average daily value of your Contract depending upon which optional death benefit rider(s) you elect.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.15% of your Account Value invested in the Variable Account (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%.

Death Benefit

If you die before the Contract reaches the Income Phase, the beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if  required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.
_________

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

          Sun Life Assurance Company of Canada (U.S.)
          P.O. Box 9133
          Wellesley Hills, MA 02481
          Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		7%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge. (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.00%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Death Benefit Features

Rider(s) Available	% of Average Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%

*
The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50.  The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See "Account Fee.")

**
If your initial Purchase Payment is $1,000,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment.  If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of your daily Account Value. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected.

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.80%	1.90%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.80% and 1.80%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for an optional death benefit (EEB and MAV and 5% Roll-Up, EEB Plus MAV, or EEB Plus with 5% Roll-Up).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$963	$1,625	$2,303	$3,840

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$358	$1,088	$1,840	$3,840

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will change in response to changes in return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity product contracts which we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE MFS® VARIABLE INSURANCE TRUST II

The MFS® Variable Insurance Trust II (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser to the Series Fund.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of investment options (each, a "Fund"), each corresponding to one of the portfolios. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS, as its investment adviser, for services rendered pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS. We undertake no obligation in this regard.

MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

More comprehensive information about the Trust and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectus. You should read the Trust prospectus carefully before investing. The statement of additional information of the Trust is available by calling (800) 752-7215.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted.  We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000.  In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the Valuation Period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extends beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional Program. At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Date or any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge, the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program.  (We reserve the right to limit minimum investments to at least $1,000.)  Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program. At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program. However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen.  The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Secured Future Program

Under the Secured Future Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting a Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional death benefit riders that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value, minus

●	all Purchase Payments made plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:

(1)	the free withdrawal amount, and

(2)	unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scale is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12)  -  1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

% of Variable
Rider(s) You Elect*	Account Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%
                                             _____________________________________
                                            * As defined under "Optional Death Benefit Riders."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Purchase Payments (adjusted for partial withdrawals) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D - H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider PLUS the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider PLUS the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If you are the Covered Person and your spouse is the Beneficiary, upon your death, your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If a surviving spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance."

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of -any Annuitant.

Payments made in contravention of these special rules would adversely                                                                                                                                affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8, & 9-year period certain options are not available if your Contract has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for Annuitization Units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Covered Person prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the Participant, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract.  For this purpose, the amount of the investment in the contract is not affected by the Participant's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the Participant's investment in the contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59½, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract.   We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. The Internal Revenue Service has issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider, you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."  During 2005, 2006, and 2007, approximately $47,390, $39,143, and $42,345, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
Example of Variable Accumulation Unit Value Calculation
Example of Variable Annuity Unit Calculation
Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley, Massachusetts 02481

Please send me a Statement of Additional Information for
MFS Regatta Choice Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                     State               Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject to	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
(b) 4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c) 8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a)
The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b)
In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c)
In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal Calculation

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal was withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:
[(1 + I) ÷ (1 + J + b)](N/12)  -  1

These examples assume the following:

●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

●	The date of surrender is 2 years from the Expiration Date (N = 24).

●	The value of the Guarantee Amount on the date of surrender is $11,910.16.

●	The interest earned in the current Account Year is $674.16.

●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
=	(.9812) - 1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
=	(1.0102) - 1
=	1.019 - 1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,36500
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	= $ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷Account Value before withdrawal) = $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7.  In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $ 115,000
Cash Surrender Value*	= $ 112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore be	$ 115,000
- plus -
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amount = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 ÷ $135,000) = $85,185.

APPENDIX E -
CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

- plus -

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F -
CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

- plus -

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV
amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

- plus -

The EEB Plus amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
PREVSIOUSLY AVAILABLE INVESTMENT OPTIONS

The variable Fund options shown in this prospectus are the "Service Class" shares of the MFS® Variable Insurance Trust II.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class."  The following Initial Class Funds are available to Owners of such Contracts:

Large-Cap Equity Funds	Specialty/Sector Funds
MFS® Capital Appreciation Portfolio	MFS® Technology Portfolio
MFS® Core Equity Portfolio	MFS® Utilities Portfolio
MFS® Growth Portfolio[1]	Asset Allocation Funds
MFS® Massachusetts Investors Growth	MFS® Total Return Portfolio
Stock Portfolio	Global Asset Allocation Funds
MFS® Blended Research Core Equity Portfolio	MFS® Global Total Return Portfolio
MFS® Research Portfolio	Money Market Funds
MFS® Value Portfolio	MFS® Money Market Portfolio
Mid-Cap Equity Funds	Intermediate-Term Bond Funds
MFS® Mid Cap Growth Portfolio	MFS® Bond Portfolio
Small-Cap Equity Funds	MFS® Government Securities Portfolio
MFS® New Discovery Portfolio	Multi-Sector Bond Funds
International/Global Equity Funds	MFS® Strategic Income Portfolio
MFS® Global Growth Portfolio	High Yield Bond Funds
MFS® Research International Portfolio	MFS® High Yield Portfolio
MFS® International Growth Portfolio	World Bond Funds
Emerging Markets Equity Funds	MFS® Global Governments Portfolio
MFS® Emerging Markets Equity Portfolio

[1]	Formerly MFS® Emerging Growth Portfolio.

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense rations.  The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" and accompanying "EXAMPLE" associated with Initial Class expenses are shown below:

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.55%	1.55%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

EXAMPLE

*  *  *  *  *

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$930	$1,529	$2,145	$3,526

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$323	$986	$1,674	$3,526

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for REGATTA CHOICE should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

MFS/Sun Life Bond Series	01	2007	14.6302	14.9943	0
MFS/Sun Life Bond Series	01	2006	14.0475	14.6302	0
MFS/Sun Life Bond Series	01	2005	13.9445	14.0475	0
MFS/Sun Life Bond Series	01	2004	13.2571	13.9445	0
MFS/Sun Life Bond Series	01	2003	12.2046	13.2571	0
MFS/Sun Life Bond Series	01	2002	11.2489	12.2046	28,714
MFS/Sun Life Bond Series	01	2001	10.5416	11.2489	53,054
MFS/Sun Life Bond Series	01	2000	10.0000	10.5416	0

MFS/Sun Life Bond Series	02	2007	14.4878	14.8257	291,027
MFS/Sun Life Bond Series	02	2006	13.9319	14.4878	351,162
MFS/Sun Life Bond Series	02	2005	13.8507	13.9319	410,931
MFS/Sun Life Bond Series	02	2004	13.1879	13.8507	484,328
MFS/Sun Life Bond Series	02	2003	12.1594	13.1879	652,105
MFS/Sun Life Bond Series	02	2002	11.2243	12.1594	675,414
MFS/Sun Life Bond Series	02	2001	10.5346	11.2243	518,393
MFS/Sun Life Bond Series	02	2000	10.0000	10.5346	0

MFS/Sun Life Bond Series	03	2007	14.3938	14.7145	86,802
MFS/Sun Life Bond Series	03	2006	13.8555	14.3938	58,920
MFS/Sun Life Bond Series	03	2005	13.7886	13.8555	73,556
MFS/Sun Life Bond Series	03	2004	13.1421	13.7886	86,855
MFS/Sun Life Bond Series	03	2003	12.1294	13.1421	92,957
MFS/Sun Life Bond Series	03	2002	11.2079	12.1294	125,086
MFS/Sun Life Bond Series	03	2001	10.5299	11.2079	115,086
MFS/Sun Life Bond Series	03	2000	10.0000	10.5299	0

MFS/Sun Life Bond Series	04	2007	14.3469	14.6590	363,882
MFS/Sun Life Bond Series	04	2006	13.8172	14.3469	429,780
MFS/Sun Life Bond Series	04	2005	13.7575	13.8172	490,548
MFS/Sun Life Bond Series	04	2004	13.1192	13.7575	517,562
MFS/Sun Life Bond Series	04	2003	12.1144	13.1192	608,044
MFS/Sun Life Bond Series	04	2002	11.1997	12.1144	584,110
MFS/Sun Life Bond Series	04	2001	10.5276	11.1997	568,948
MFS/Sun Life Bond Series	04	2000	10.0000	10.5276	0

MFS/Sun Life Bond Series	05	2007	14.2534	14.5487	585,271
MFS/Sun Life Bond Series	05	2006	13.7411	14.2534	660,444
MFS/Sun Life Bond Series	05	2005	13.6956	13.7411	700,703
MFS/Sun Life Bond Series	05	2004	13.0734	13.6956	794,564
MFS/Sun Life Bond Series	05	2003	12.0844	13.0734	908,050
MFS/Sun Life Bond Series	05	2002	11.1833	12.0844	1,083,642
MFS/Sun Life Bond Series	05	2001	10.5229	11.1833	977,135
MFS/Sun Life Bond Series	05	2000	10.0000	10.5229	0

MFS/Sun Life Bond Series	06	2007	14.1144	14.3848	312,135
MFS/Sun Life Bond Series	06	2006	13.6278	14.1144	318,166
MFS/Sun Life Bond Series	06	2005	13.6033	13.6278	332,083
MFS/Sun Life Bond Series	06	2004	13.0051	13.6033	365,273
MFS/Sun Life Bond Series	06	2003	12.0396	13.0051	400,140
MFS/Sun Life Bond Series	06	2002	11.1588	12.0396	411,299
MFS/Sun Life Bond Series	06	2001	10.5159	11.1588	319,639
MFS/Sun Life Bond Series	06	2000	10.0000	10.5159	0

MFS/Sun Life Bond Series S Class	01	2007	12.9429	13.2333	32,930
MFS/Sun Life Bond Series S Class	01	2006	12.4661	12.9429	36,765
MFS/Sun Life Bond Series S Class	01	2005	12.3942	12.4661	20,720
MFS/Sun Life Bond Series S Class	01	2004	11.8211	12.3942	22,177
MFS/Sun Life Bond Series S Class	01	2003	10.9114	11.8211	25,477
MFS/Sun Life Bond Series S Class	01	2002	10.0862	10.9114	28,207
MFS/Sun Life Bond Series S Class	01	2001	10.0000	10.0862	0

MFS/Sun Life Bond Series S Class	02	2007	12.8384	13.1064	248,296
MFS/Sun Life Bond Series S Class	02	2006	12.3841	12.8384	262,245
MFS/Sun Life Bond Series S Class	02	2005	12.3314	12.3841	273,657
MFS/Sun Life Bond Series S Class	02	2004	11.7791	12.3314	310,628
MFS/Sun Life Bond Series S Class	02	2003	10.8892	11.7791	364,889
MFS/Sun Life Bond Series S Class	02	2002	10.0810	10.8892	388,976
MFS/Sun Life Bond Series S Class	02	2001	10.0000	10.0810	73,400

MFS/Sun Life Bond Series S Class	03	2007	12.7692	13.0226	0
MFS/Sun Life Bond Series S Class	03	2006	12.3298	12.7692	0
MFS/Sun Life Bond Series S Class	03	2005	12.2897	12.3298	0
MFS/Sun Life Bond Series S Class	03	2004	11.7512	12.2897	0
MFS/Sun Life Bond Series S Class	03	2003	10.8744	11.7512	0
MFS/Sun Life Bond Series S Class	03	2002	10.0774	10.8744	0
MFS/Sun Life Bond Series S Class	03	2001	10.0000	10.0774	0

MFS/Sun Life Bond Series S Class	04	2007	12.7346	12.9807	211,380
MFS/Sun Life Bond Series S Class	04	2006	12.3027	12.7346	178,359
MFS/Sun Life Bond Series S Class	04	2005	12.2689	12.3027	191,178
MFS/Sun Life Bond Series S Class	04	2004	11.7372	12.2689	198,619
MFS/Sun Life Bond Series S Class	04	2003	10.8670	11.7372	282,988
MFS/Sun Life Bond Series S Class	04	2002	10.0757	10.8670	268,843
MFS/Sun Life Bond Series S Class	04	2001	10.0000	10.0757	106,644

MFS/Sun Life Bond Series S Class	05	2007	12.6658	12.8974	176,593
MFS/Sun Life Bond Series S Class	05	2006	12.2486	12.6658	186,029
MFS/Sun Life Bond Series S Class	05	2005	12.2273	12.2486	214,282
MFS/Sun Life Bond Series S Class	05	2004	11.7093	12.2273	243,159
MFS/Sun Life Bond Series S Class	05	2003	10.8522	11.7093	274,796
MFS/Sun Life Bond Series S Class	05	2002	10.0721	10.8522	251,676
MFS/Sun Life Bond Series S Class	05	2001	10.0000	10.0721	87,054

MFS/Sun Life Bond Series S Class	06	2007	12.5632	12.7734	243,694
MFS/Sun Life Bond Series S Class	06	2006	12.1678	12.5632	302,540
MFS/Sun Life Bond Series S Class	06	2005	12.1651	12.1678	347,473
MFS/Sun Life Bond Series S Class	06	2004	11.6676	12.1651	405,366
MFS/Sun Life Bond Series S Class	06	2003	10.8300	11.6676	497,051
MFS/Sun Life Bond Series S Class	06	2002	10.0669	10.8300	476,403
MFS/Sun Life Bond Series S Class	06	2001	10.0000	10.0669	92,587

MFS/Sun Life Capital Appreciation Series	01	2007	5.8997	6.4909	84,784
MFS/Sun Life Capital Appreciation Series	01	2006	5.6022	5.8997	86,461
MFS/Sun Life Capital Appreciation Series	01	2005	5.6072	5.6022	119,902
MFS/Sun Life Capital Appreciation Series	01	2004	5.1017	5.6072	119,307
MFS/Sun Life Capital Appreciation Series	01	2003	4.0037	5.1017	96,564
MFS/Sun Life Capital Appreciation Series	01	2002	5.9813	4.0037	105,939
MFS/Sun Life Capital Appreciation Series	01	2001	8.0902	5.9813	136,566
MFS/Sun Life Capital Appreciation Series	01	2000	10.0000	8.0902	0

MFS/Sun Life Capital Appreciation Series	02	2007	5.8422	6.4178	1,066,700
MFS/Sun Life Capital Appreciation Series	02	2006	5.5560	5.8422	1,284,956
MFS/Sun Life Capital Appreciation Series	02	2005	5.5694	5.5560	1,478,315
MFS/Sun Life Capital Appreciation Series	02	2004	5.0750	5.5694	1,408,425
MFS/Sun Life Capital Appreciation Series	02	2003	3.9888	5.0750	1,508,504
MFS/Sun Life Capital Appreciation Series	02	2002	5.9682	3.9888	1,738,595
MFS/Sun Life Capital Appreciation Series	02	2001	8.0848	5.9682	1,733,021
MFS/Sun Life Capital Appreciation Series	02	2000	10.0000	8.0848	0

MFS/Sun Life Capital Appreciation Series	03	2007	5.8042	6.3696	119,020
MFS/Sun Life Capital Appreciation Series	03	2006	5.5255	5.8042	152,424
MFS/Sun Life Capital Appreciation Series	03	2005	5.5444	5.5255	148,050
MFS/Sun Life Capital Appreciation Series	03	2004	5.0573	5.5444	137,055
MFS/Sun Life Capital Appreciation Series	03	2003	3.9789	5.0573	135,385
MFS/Sun Life Capital Appreciation Series	03	2002	5.9595	3.9789	162,378
MFS/Sun Life Capital Appreciation Series	03	2001	8.0812	5.9595	157,726
MFS/Sun Life Capital Appreciation Series	03	2000	10.0000	8.0812	0

MFS/Sun Life Capital Appreciation Series	04	2007	5.7853	6.3456	1,076,274
MFS/Sun Life Capital Appreciation Series	04	2006	5.5102	5.7853	1,290,208
MFS/Sun Life Capital Appreciation Series	04	2005	5.5319	5.5102	1,476,205
MFS/Sun Life Capital Appreciation Series	04	2004	5.0485	5.5319	1,594,499
MFS/Sun Life Capital Appreciation Series	04	2003	3.9740	5.0485	1,767,146
MFS/Sun Life Capital Appreciation Series	04	2002	5.9551	3.9740	1,664,300
MFS/Sun Life Capital Appreciation Series	04	2001	8.0794	5.9551	2,062,595
MFS/Sun Life Capital Appreciation Series	04	2000	10.0000	8.0794	0

MFS/Sun Life Capital Appreciation Series	05	2007	5.7475	6.2978	2,327,218
MFS/Sun Life Capital Appreciation Series	05	2006	5.4798	5.7475	2,861,128
MFS/Sun Life Capital Appreciation Series	05	2005	5.5069	5.4798	3,239,869
MFS/Sun Life Capital Appreciation Series	05	2004	5.0309	5.5069	3,177,883
MFS/Sun Life Capital Appreciation Series	05	2003	3.9641	5.0309	3,475,330
MFS/Sun Life Capital Appreciation Series	05	2002	5.9463	3.9641	3,632,174
MFS/Sun Life Capital Appreciation Series	05	2001	8.0758	5.9463	3,780,048
MFS/Sun Life Capital Appreciation Series	05	2000	10.0000	8.0758	0

MFS/Sun Life Capital Appreciation Series	06	2007	5.6914	6.2268	1,080,968
MFS/Sun Life Capital Appreciation Series	06	2006	5.4346	5.6914	1,324,448
MFS/Sun Life Capital Appreciation Series	06	2005	5.4698	5.4346	1,445,351
MFS/Sun Life Capital Appreciation Series	06	2004	5.0045	5.4698	1,482,362
MFS/Sun Life Capital Appreciation Series	06	2003	3.9494	5.0045	1,554,819
MFS/Sun Life Capital Appreciation Series	06	2002	5.9333	3.9494	1,684,186
MFS/Sun Life Capital Appreciation Series	06	2001	8.0704	5.9333	1,606,016
MFS/Sun Life Capital Appreciation Series	06	2000	10.0000	8.0704	0

MFS/Sun Life Capital Appreciation Series S Class	01	2007	9.4703	10.3994	28,205
MFS/Sun Life Capital Appreciation Series S Class	01	2006	9.0196	9.4703	30,418
MFS/Sun Life Capital Appreciation Series S Class	01	2005	9.0530	9.0196	30,963
MFS/Sun Life Capital Appreciation Series S Class	01	2004	8.2546	9.0530	22,141
MFS/Sun Life Capital Appreciation Series S Class	01	2003	6.4963	8.2546	2,941
MFS/Sun Life Capital Appreciation Series S Class	01	2002	9.7300	6.4963	2,975
MFS/Sun Life Capital Appreciation Series S Class	01	2001	10.0000	9.7300	0

MFS/Sun Life Capital Appreciation Series S Class	02	2007	9.3937	10.2996	271,139
MFS/Sun Life Capital Appreciation Series S Class	02	2006	8.9603	9.3937	327,105
MFS/Sun Life Capital Appreciation Series S Class	02	2005	9.0071	8.9603	362,319
MFS/Sun Life Capital Appreciation Series S Class	02	2004	8.2252	9.0071	412,736
MFS/Sun Life Capital Appreciation Series S Class	02	2003	6.4830	8.2252	455,594
MFS/Sun Life Capital Appreciation Series S Class	02	2002	9.7249	6.4830	418,181
MFS/Sun Life Capital Appreciation Series S Class	02	2001	10.0000	9.7249	102,568

MFS/Sun Life Capital Appreciation Series S Class	03	2007	9.3431	10.2337	0
MFS/Sun Life Capital Appreciation Series S Class	03	2006	8.9210	9.3431	0
MFS/Sun Life Capital Appreciation Series S Class	03	2005	8.9767	8.9210	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	8.2058	8.9767	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	6.4742	8.2058	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	9.7215	6.4742	0
MFS/Sun Life Capital Appreciation Series S Class	03	2001	10.0000	9.7215	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	9.3178	10.2008	186,417
MFS/Sun Life Capital Appreciation Series S Class	04	2006	8.9013	9.3178	221,830
MFS/Sun Life Capital Appreciation Series S Class	04	2005	8.9614	8.9013	255,608
MFS/Sun Life Capital Appreciation Series S Class	04	2004	8.1960	8.9614	252,962
MFS/Sun Life Capital Appreciation Series S Class	04	2003	6.4697	8.1960	270,347
MFS/Sun Life Capital Appreciation Series S Class	04	2002	9.7197	6.4697	243,518
MFS/Sun Life Capital Appreciation Series S Class	04	2001	10.0000	9.7197	55,862

MFS/Sun Life Capital Appreciation Series S Class	05	2007	9.2674	10.1352	219,933
MFS/Sun Life Capital Appreciation Series S Class	05	2006	8.8621	9.2674	288,090
MFS/Sun Life Capital Appreciation Series S Class	05	2005	8.9310	8.8621	326,092
MFS/Sun Life Capital Appreciation Series S Class	05	2004	8.1765	8.9310	338,155
MFS/Sun Life Capital Appreciation Series S Class	05	2003	6.4609	8.1765	362,710
MFS/Sun Life Capital Appreciation Series S Class	05	2002	9.7163	6.4609	393,715
MFS/Sun Life Capital Appreciation Series S Class	05	2001	10.0000	9.7163	109,690

MFS/Sun Life Capital Appreciation Series S Class	06	2007	9.1923	10.0377	523,847
MFS/Sun Life Capital Appreciation Series S Class	06	2006	8.8037	9.1923	572,000
MFS/Sun Life Capital Appreciation Series S Class	06	2005	8.8856	8.8037	622,566
MFS/Sun Life Capital Appreciation Series S Class	06	2004	8.1473	8.8856	616,643
MFS/Sun Life Capital Appreciation Series S Class	06	2003	6.4476	8.1473	641,017
MFS/Sun Life Capital Appreciation Series S Class	06	2002	9.7112	6.4476	618,000
MFS/Sun Life Capital Appreciation Series S Class	06	2001	10.0000	9.7112	322,593

MFS/Sun Life Capital Opportunities Series	01	2007	6.8026	10.0000	0
MFS/Sun Life Capital Opportunities Series	01	2006	6.0105	6.8026	56,216
MFS/Sun Life Capital Opportunities Series	01	2005	5.9731	6.0105	56,216
MFS/Sun Life Capital Opportunities Series	01	2004	5.3490	5.9731	56,216
MFS/Sun Life Capital Opportunities Series	01	2003	4.2111	5.3490	82,495
MFS/Sun Life Capital Opportunities Series	01	2002	6.1110	4.2111	97,754
MFS/Sun Life Capital Opportunities Series	01	2001	8.2259	6.1110	98,645
MFS/Sun Life Capital Opportunities Series	01	2000	10.0000	8.2259	0

MFS/Sun Life Capital Opportunities Series	02	2007	6.7362	10.0000	0
MFS/Sun Life Capital Opportunities Series	02	2006	5.9608	6.7362	752,025
MFS/Sun Life Capital Opportunities Series	02	2005	5.9327	5.9608	886,323
MFS/Sun Life Capital Opportunities Series	02	2004	5.3210	5.9327	1,029,685
MFS/Sun Life Capital Opportunities Series	02	2003	4.1954	5.3210	1,185,398
MFS/Sun Life Capital Opportunities Series	02	2002	6.0975	4.1954	1,312,032
MFS/Sun Life Capital Opportunities Series	02	2001	8.2203	6.0975	1,620,402
MFS/Sun Life Capital Opportunities Series	02	2000	10.0000	8.2203	0

MFS/Sun Life Capital Opportunities Series	03	2007	6.6924	10.0000	0
MFS/Sun Life Capital Opportunities Series	03	2006	5.9280	6.6924	158,753
MFS/Sun Life Capital Opportunities Series	03	2005	5.9060	5.9280	160,676
MFS/Sun Life Capital Opportunities Series	03	2004	5.3025	5.9060	172,086
MFS/Sun Life Capital Opportunities Series	03	2003	4.1850	5.3025	252,474
MFS/Sun Life Capital Opportunities Series	03	2002	6.0885	4.1850	305,820
MFS/Sun Life Capital Opportunities Series	03	2001	8.2165	6.0885	360,175
MFS/Sun Life Capital Opportunities Series	03	2000	10.0000	8.2165	0

MFS/Sun Life Capital Opportunities Series	04	2007	6.6705	10.0000	0
MFS/Sun Life Capital Opportunities Series	04	2006	5.9116	6.6705	856,039
MFS/Sun Life Capital Opportunities Series	04	2005	5.8927	5.9116	1,015,613
MFS/Sun Life Capital Opportunities Series	04	2004	5.2931	5.8927	1,303,620
MFS/Sun Life Capital Opportunities Series	04	2003	4.1798	5.2931	1,602,224
MFS/Sun Life Capital Opportunities Series	04	2002	6.0840	4.1798	1,877,831
MFS/Sun Life Capital Opportunities Series	04	2001	8.2147	6.0840	2,619,543
MFS/Sun Life Capital Opportunities Series	04	2000	10.0000	8.2147	0

MFS/Sun Life Capital Opportunities Series	05	2007	6.6269	10.0000	0
MFS/Sun Life Capital Opportunities Series	05	2006	5.8790	6.6269	2,072,144
MFS/Sun Life Capital Opportunities Series	05	2005	5.8660	5.8790	2,482,190
MFS/Sun Life Capital Opportunities Series	05	2004	5.2746	5.8660	2,910,708
MFS/Sun Life Capital Opportunities Series	05	2003	4.1693	5.2746	3,336,441
MFS/Sun Life Capital Opportunities Series	05	2002	6.0750	4.1693	3,952,859
MFS/Sun Life Capital Opportunities Series	05	2001	8.2109	6.0750	5,054,427
MFS/Sun Life Capital Opportunities Series	05	2000	10.0000	8.2109	0

MFS/Sun Life Capital Opportunities Series	06	2007	6.5621	10.0000	0
MFS/Sun Life Capital Opportunities Series	06	2006	5.8303	6.5621	626,398
MFS/Sun Life Capital Opportunities Series	06	2005	5.8263	5.8303	734,825
MFS/Sun Life Capital Opportunities Series	06	2004	5.2469	5.8263	915,371
MFS/Sun Life Capital Opportunities Series	06	2003	4.1537	5.2469	1,096,121
MFS/Sun Life Capital Opportunities Series	06	2002	6.0615	4.1537	1,256,912
MFS/Sun Life Capital Opportunities Series	06	2001	8.2053	6.0615	1,667,287
MFS/Sun Life Capital Opportunities Series	06	2000	10.0000	8.2053	0

MFS/Sun Life Capital Opportunities Series S Class	01	2007	10.4681	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	01	2006	9.2737	10.4681	0
MFS/Sun Life Capital Opportunities Series S Class	01	2005	9.2459	9.2737	0
MFS/Sun Life Capital Opportunities Series S Class	01	2004	8.3001	9.2459	0
MFS/Sun Life Capital Opportunities Series S Class	01	2003	6.5498	8.3001	0
MFS/Sun Life Capital Opportunities Series S Class	01	2002	9.5251	6.5498	0
MFS/Sun Life Capital Opportunities Series S Class	01	2001	10.0000	9.5251	0

MFS/Sun Life Capital Opportunities Series S Class	02	2007	10.3835	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	02	2006	9.2127	10.3835	107,593
MFS/Sun Life Capital Opportunities Series S Class	02	2005	9.1990	9.2127	123,593
MFS/Sun Life Capital Opportunities Series S Class	02	2004	8.2706	9.1990	170,822
MFS/Sun Life Capital Opportunities Series S Class	02	2003	6.5363	8.2706	221,647
MFS/Sun Life Capital Opportunities Series S Class	02	2002	9.5201	6.5363	224,433
MFS/Sun Life Capital Opportunities Series S Class	02	2001	10.0000	9.5201	79,372

MFS/Sun Life Capital Opportunities Series S Class	03	2007	10.3275	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	03	2006	9.1723	10.3275	0
MFS/Sun Life Capital Opportunities Series S Class	03	2005	9.1679	9.1723	0
MFS/Sun Life Capital Opportunities Series S Class	03	2004	8.2510	9.1679	0
MFS/Sun Life Capital Opportunities Series S Class	03	2003	6.5274	8.2510	0
MFS/Sun Life Capital Opportunities Series S Class	03	2002	9.5167	6.5274	0
MFS/Sun Life Capital Opportunities Series S Class	03	2001	10.0000	9.5167	0

MFS/Sun Life Capital Opportunities Series S Class	04	2007	10.2995	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	04	2006	9.1521	10.2995	110,886
MFS/Sun Life Capital Opportunities Series S Class	04	2005	9.1523	9.1521	131,249
MFS/Sun Life Capital Opportunities Series S Class	04	2004	8.2411	9.1523	161,727
MFS/Sun Life Capital Opportunities Series S Class	04	2003	6.5230	8.2411	173,237
MFS/Sun Life Capital Opportunities Series S Class	04	2002	9.5151	6.5230	181,435
MFS/Sun Life Capital Opportunities Series S Class	04	2001	10.0000	9.5151	71,945

MFS/Sun Life Capital Opportunities Series S Class	05	2007	10.2439	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	05	2006	9.1118	10.2439	98,024
MFS/Sun Life Capital Opportunities Series S Class	05	2005	9.1213	9.1118	113,942
MFS/Sun Life Capital Opportunities Series S Class	05	2004	8.2216	9.1213	131,442
MFS/Sun Life Capital Opportunities Series S Class	05	2003	6.5141	8.2216	149,913
MFS/Sun Life Capital Opportunities Series S Class	05	2002	9.5117	6.5141	164,551
MFS/Sun Life Capital Opportunities Series S Class	05	2001	10.0000	9.5117	53,288

MFS/Sun Life Capital Opportunities Series S Class	06	2007	10.1608	10.0000	0
MFS/Sun Life Capital Opportunities Series S Class	06	2006	9.0517	10.1608	280,150
MFS/Sun Life Capital Opportunities Series S Class	06	2005	9.0748	9.0517	295,389
MFS/Sun Life Capital Opportunities Series S Class	06	2004	8.1922	9.0748	319,015
MFS/Sun Life Capital Opportunities Series S Class	06	2003	6.5007	8.1922	338,079
MFS/Sun Life Capital Opportunities Series S Class	06	2002	9.5067	6.5007	343,746
MFS/Sun Life Capital Opportunities Series S Class	06	2001	10.0000	9.5067	143,894

MFS/Sun Life Core Equity Series	01	2007	11.7913	12.6900	55,439
MFS/Sun Life Core Equity Series	01	2006	10.4716	11.7913	22,493
MFS/Sun Life Core Equity Series	01	2005	9.9263	10.4716	22,493
MFS/Sun Life Core Equity Series	01	2004	8.7470	9.9263	22,493
MFS/Sun Life Core Equity Series	01	2003	6.9099	8.7470	0
MFS/Sun Life Core Equity Series	01	2002	8.8805	6.9099	0
MFS/Sun Life Core Equity Series	01	2001	10.0679	8.8805	0
MFS/Sun Life Core Equity Series	01	2000	10.0000	10.0679	0

MFS/Sun Life Core Equity Series	02	2007	11.6770	12.5479	494,248
MFS/Sun Life Core Equity Series	02	2006	10.3858	11.6770	177,664
MFS/Sun Life Core Equity Series	02	2005	9.8599	10.3858	180,355
MFS/Sun Life Core Equity Series	02	2004	8.7018	9.8599	170,032
MFS/Sun Life Core Equity Series	02	2003	6.8846	8.7018	170,427
MFS/Sun Life Core Equity Series	02	2002	8.8614	6.8846	191,207
MFS/Sun Life Core Equity Series	02	2001	10.0616	8.8614	195,186
MFS/Sun Life Core Equity Series	02	2000	10.0000	10.0616	0

MFS/Sun Life Core Equity Series	03	2007	11.6015	12.4541	84,526
MFS/Sun Life Core Equity Series	03	2006	10.3291	11.6015	10,648
MFS/Sun Life Core Equity Series	03	2005	9.8159	10.3291	11,099
MFS/Sun Life Core Equity Series	03	2004	8.6717	9.8159	11,570
MFS/Sun Life Core Equity Series	03	2003	6.8677	8.6717	12,020
MFS/Sun Life Core Equity Series	03	2002	8.8487	6.8677	12,495
MFS/Sun Life Core Equity Series	03	2001	10.0574	8.8487	11,465
MFS/Sun Life Core Equity Series	03	2000	10.0000	10.0574	0

MFS/Sun Life Core Equity Series	04	2007	11.5638	12.4073	626,812
MFS/Sun Life Core Equity Series	04	2006	10.3007	11.5638	291,308
MFS/Sun Life Core Equity Series	04	2005	9.7939	10.3007	266,537
MFS/Sun Life Core Equity Series	04	2004	8.6567	9.7939	270,622
MFS/Sun Life Core Equity Series	04	2003	6.8593	8.6567	233,006
MFS/Sun Life Core Equity Series	04	2002	8.8423	6.8593	241,574
MFS/Sun Life Core Equity Series	04	2001	10.0553	8.8423	313,472
MFS/Sun Life Core Equity Series	04	2000	10.0000	10.0553	0

MFS/Sun Life Core Equity Series	05	2007	11.4888	12.3142	1,342,692
MFS/Sun Life Core Equity Series	05	2006	10.2442	11.4888	464,939
MFS/Sun Life Core Equity Series	05	2005	9.7501	10.2442	506,816
MFS/Sun Life Core Equity Series	05	2004	8.6267	9.7501	536,791
MFS/Sun Life Core Equity Series	05	2003	6.8425	8.6267	465,972
MFS/Sun Life Core Equity Series	05	2002	8.8296	6.8425	432,027
MFS/Sun Life Core Equity Series	05	2001	10.0511	8.8296	459,458
MFS/Sun Life Core Equity Series	05	2000	10.0000	10.0511	0

MFS/Sun Life Core Equity Series	06	2007	11.3772	12.1759	514,888
MFS/Sun Life Core Equity Series	06	2006	10.1601	11.3772	228,415
MFS/Sun Life Core Equity Series	06	2005	9.6847	10.1601	232,419
MFS/Sun Life Core Equity Series	06	2004	8.5820	9.6847	259,957
MFS/Sun Life Core Equity Series	06	2003	6.8174	8.5820	237,294
MFS/Sun Life Core Equity Series	06	2002	8.8106	6.8174	182,197
MFS/Sun Life Core Equity Series	06	2001	10.0448	8.8106	185,276
MFS/Sun Life Core Equity Series	06	2000	10.0000	10.0448	0

MFS/Sun Life Core Equity Series S Class	01	2007	13.0237	13.9764	33,616
MFS/Sun Life Core Equity Series S Class	01	2006	11.5966	13.0237	36,491
MFS/Sun Life Core Equity Series S Class	01	2005	11.0099	11.5966	0
MFS/Sun Life Core Equity Series S Class	01	2004	9.7310	11.0099	0
MFS/Sun Life Core Equity Series S Class	01	2003	7.7095	9.7310	0
MFS/Sun Life Core Equity Series S Class	01	2002	9.9352	7.7095	0
MFS/Sun Life Core Equity Series S Class	01	2001	10.0000	9.9352	0

MFS/Sun Life Core Equity Series S Class	02	2007	12.9185	13.8423	199,072
MFS/Sun Life Core Equity Series S Class	02	2006	11.5203	12.9185	115,795
MFS/Sun Life Core Equity Series S Class	02	2005	10.9541	11.5203	89,896
MFS/Sun Life Core Equity Series S Class	02	2004	9.6964	10.9541	97,130
MFS/Sun Life Core Equity Series S Class	02	2003	7.6937	9.6964	114,439
MFS/Sun Life Core Equity Series S Class	02	2002	9.9299	7.6937	116,189
MFS/Sun Life Core Equity Series S Class	02	2001	10.0000	9.9299	27,659

MFS/Sun Life Core Equity Series S Class	03	2007	12.8489	13.7538	0
MFS/Sun Life Core Equity Series S Class	03	2006	11.4698	12.8489	0
MFS/Sun Life Core Equity Series S Class	03	2005	10.9171	11.4698	0
MFS/Sun Life Core Equity Series S Class	03	2004	9.6734	10.9171	0
MFS/Sun Life Core Equity Series S Class	03	2003	7.6832	9.6734	0
MFS/Sun Life Core Equity Series S Class	03	2002	9.9265	7.6832	0
MFS/Sun Life Core Equity Series S Class	03	2001	10.0000	9.9265	0

MFS/Sun Life Core Equity Series S Class	04	2007	12.8141	13.7096	166,806
MFS/Sun Life Core Equity Series S Class	04	2006	11.4445	12.8141	89,269
MFS/Sun Life Core Equity Series S Class	04	2005	10.8985	11.4445	73,241
MFS/Sun Life Core Equity Series S Class	04	2004	9.6619	10.8985	68,787
MFS/Sun Life Core Equity Series S Class	04	2003	7.6780	9.6619	72,428
MFS/Sun Life Core Equity Series S Class	04	2002	9.9247	7.6780	61,731
MFS/Sun Life Core Equity Series S Class	04	2001	10.0000	9.9247	18,805

MFS/Sun Life Core Equity Series S Class	05	2007	12.7448	13.6215	156,896
MFS/Sun Life Core Equity Series S Class	05	2006	11.3942	12.7448	95,211
MFS/Sun Life Core Equity Series S Class	05	2005	10.8616	11.3942	87,386
MFS/Sun Life Core Equity Series S Class	05	2004	9.6389	10.8616	88,498
MFS/Sun Life Core Equity Series S Class	05	2003	7.6675	9.6389	77,577
MFS/Sun Life Core Equity Series S Class	05	2002	9.9212	7.6675	78,769
MFS/Sun Life Core Equity Series S Class	05	2001	10.0000	9.9212	10,756

MFS/Sun Life Core Equity Series S Class	06	2007	12.6416	13.4905	293,934
MFS/Sun Life Core Equity Series S Class	06	2006	11.3190	12.6416	80,249
MFS/Sun Life Core Equity Series S Class	06	2005	10.8063	11.3190	66,748
MFS/Sun Life Core Equity Series S Class	06	2004	9.6045	10.8063	79,141
MFS/Sun Life Core Equity Series S Class	06	2003	7.6518	9.6045	84,062
MFS/Sun Life Core Equity Series S Class	06	2002	9.9160	7.6518	86,195
MFS/Sun Life Core Equity Series S Class	06	2001	10.0000	9.9160	14,297

MFS/Sun Life Emerging Growth Series	01	2007	5.5313	6.6392	55,601
MFS/Sun Life Emerging Growth Series	01	2006	5.1722	5.5313	61,106
MFS/Sun Life Emerging Growth Series	01	2005	4.7869	5.1722	62,522
MFS/Sun Life Emerging Growth Series	01	2004	4.2699	4.7869	65,152
MFS/Sun Life Emerging Growth Series	01	2003	3.2800	4.2699	46,887
MFS/Sun Life Emerging Growth Series	01	2002	5.0333	3.2800	57,582
MFS/Sun Life Emerging Growth Series	01	2001	7.7721	5.0333	37,403
MFS/Sun Life Emerging Growth Series	01	2000	10.0000	7.7721	0

MFS/Sun Life Emerging Growth Series	02	2007	5.4773	6.5643	770,061
MFS/Sun Life Emerging Growth Series	02	2006	5.1295	5.4773	1,037,922
MFS/Sun Life Emerging Growth Series	02	2005	4.7545	5.1295	1,177,585
MFS/Sun Life Emerging Growth Series	02	2004	4.2475	4.7545	1,408,079
MFS/Sun Life Emerging Growth Series	02	2003	3.2677	4.2475	1,522,639
MFS/Sun Life Emerging Growth Series	02	2002	5.0221	3.2677	1,691,152
MFS/Sun Life Emerging Growth Series	02	2001	7.7667	5.0221	1,966,298
MFS/Sun Life Emerging Growth Series	02	2000	10.0000	7.7667	0

MFS/Sun Life Emerging Growth Series	03	2007	5.4417	6.5150	224,371
MFS/Sun Life Emerging Growth Series	03	2006	5.1012	5.4417	609,399
MFS/Sun Life Emerging Growth Series	03	2005	4.7331	5.1012	583,125
MFS/Sun Life Emerging Growth Series	03	2004	4.2327	4.7331	648,075
MFS/Sun Life Emerging Growth Series	03	2003	3.2596	4.2327	565,404
MFS/Sun Life Emerging Growth Series	03	2002	5.0147	3.2596	625,165
MFS/Sun Life Emerging Growth Series	03	2001	7.7632	5.0147	648,447
MFS/Sun Life Emerging Growth Series	03	2000	10.0000	7.7632	0

MFS/Sun Life Emerging Growth Series	04	2007	5.4239	6.4904	770,773
MFS/Sun Life Emerging Growth Series	04	2006	5.0871	5.4239	991,968
MFS/Sun Life Emerging Growth Series	04	2005	4.7224	5.0871	1,163,561
MFS/Sun Life Emerging Growth Series	04	2004	4.2253	4.7224	1,425,459
MFS/Sun Life Emerging Growth Series	04	2003	3.2555	4.2253	1,574,637
MFS/Sun Life Emerging Growth Series	04	2002	5.0110	3.2555	1,742,717
MFS/Sun Life Emerging Growth Series	04	2001	7.7614	5.0110	2,326,131
MFS/Sun Life Emerging Growth Series	04	2000	10.0000	7.7614	0

MFS/Sun Life Emerging Growth Series	05	2007	5.3885	6.4414	2,050,976
MFS/Sun Life Emerging Growth Series	05	2006	5.0590	5.3885	2,731,301
MFS/Sun Life Emerging Growth Series	05	2005	4.7011	5.0590	3,232,954
MFS/Sun Life Emerging Growth Series	05	2004	4.2104	4.7011	3,794,093
MFS/Sun Life Emerging Growth Series	05	2003	3.2474	4.2104	4,112,743
MFS/Sun Life Emerging Growth Series	05	2002	5.0036	3.2474	4,492,841
MFS/Sun Life Emerging Growth Series	05	2001	7.7579	5.0036	5,444,437
MFS/Sun Life Emerging Growth Series	05	2000	10.0000	7.7579	0

MFS/Sun Life Emerging Growth Series	06	2007	5.3358	6.3687	839,245
MFS/Sun Life Emerging Growth Series	06	2006	5.0171	5.3358	1,037,974
MFS/Sun Life Emerging Growth Series	06	2005	4.6692	5.0171	1,175,424
MFS/Sun Life Emerging Growth Series	06	2004	4.1883	4.6692	1,359,568
MFS/Sun Life Emerging Growth Series	06	2003	3.2353	4.1883	1,495,726
MFS/Sun Life Emerging Growth Series	06	2002	4.9925	3.2353	1,594,086
MFS/Sun Life Emerging Growth Series	06	2001	7.7526	4.9925	1,877,766
MFS/Sun Life Emerging Growth Series	06	2000	10.0000	7.7526	0

MFS/Sun Life Emerging Growth Series S Class	01	2007	10.5457	12.6321	11,717
MFS/Sun Life Emerging Growth Series S Class	01	2006	9.8906	10.5457	12,885
MFS/Sun Life Emerging Growth Series S Class	01	2005	9.1739	9.8906	13,181
MFS/Sun Life Emerging Growth Series S Class	01	2004	8.2033	9.1739	12,791
MFS/Sun Life Emerging Growth Series S Class	01	2003	6.3186	8.2033	0
MFS/Sun Life Emerging Growth Series S Class	01	2002	9.7225	6.3186	0
MFS/Sun Life Emerging Growth Series S Class	01	2001	10.0000	9.7225	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	10.4604	12.5109	109,710
MFS/Sun Life Emerging Growth Series S Class	02	2006	9.8256	10.4604	144,263
MFS/Sun Life Emerging Growth Series S Class	02	2005	9.1274	9.8256	163,675
MFS/Sun Life Emerging Growth Series S Class	02	2004	8.1741	9.1274	191,361
MFS/Sun Life Emerging Growth Series S Class	02	2003	6.3057	8.1741	188,328
MFS/Sun Life Emerging Growth Series S Class	02	2002	9.7174	6.3057	174,753
MFS/Sun Life Emerging Growth Series S Class	02	2001	10.0000	9.7174	43,745

MFS/Sun Life Emerging Growth Series S Class	03	2007	10.4041	12.4308	0
MFS/Sun Life Emerging Growth Series S Class	03	2006	9.7825	10.4041	0
MFS/Sun Life Emerging Growth Series S Class	03	2005	9.0965	9.7825	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	8.1548	9.0965	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	6.2971	8.1548	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	9.7140	6.2971	0
MFS/Sun Life Emerging Growth Series S Class	03	2001	10.0000	9.7140	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	10.3759	12.3908	90,314
MFS/Sun Life Emerging Growth Series S Class	04	2006	9.7609	10.3759	115,395
MFS/Sun Life Emerging Growth Series S Class	04	2005	9.0811	9.7609	134,910
MFS/Sun Life Emerging Growth Series S Class	04	2004	8.1450	9.0811	149,742
MFS/Sun Life Emerging Growth Series S Class	04	2003	6.2928	8.1450	153,524
MFS/Sun Life Emerging Growth Series S Class	04	2002	9.7123	6.2928	134,393
MFS/Sun Life Emerging Growth Series S Class	04	2001	10.0000	9.7123	46,297

MFS/Sun Life Emerging Growth Series S Class	05	2007	10.3197	12.3113	124,060
MFS/Sun Life Emerging Growth Series S Class	05	2006	9.7180	10.3197	140,402
MFS/Sun Life Emerging Growth Series S Class	05	2005	9.0503	9.7180	143,642
MFS/Sun Life Emerging Growth Series S Class	05	2004	8.1257	9.0503	152,392
MFS/Sun Life Emerging Growth Series S Class	05	2003	6.2842	8.1257	157,538
MFS/Sun Life Emerging Growth Series S Class	05	2002	9.7089	6.2842	187,280
MFS/Sun Life Emerging Growth Series S Class	05	2001	10.0000	9.7089	80,752

MFS/Sun Life Emerging Growth Series S Class	06	2007	10.2362	12.1929	166,235
MFS/Sun Life Emerging Growth Series S Class	06	2006	9.6539	10.2362	188,262
MFS/Sun Life Emerging Growth Series S Class	06	2005	9.0042	9.6539	199,082
MFS/Sun Life Emerging Growth Series S Class	06	2004	8.0967	9.0042	213,993
MFS/Sun Life Emerging Growth Series S Class	06	2003	6.2713	8.0967	218,596
MFS/Sun Life Emerging Growth Series S Class	06	2002	9.7038	6.2713	234,953
MFS/Sun Life Emerging Growth Series S Class	06	2001	10.0000	9.7038	86,682

MFS/Sun Life Emerging Markets Equity Series	01	2007	25.7744	34.6136	17,988
MFS/Sun Life Emerging Markets Equity Series	01	2006	20.0009	25.7744	17,991
MFS/Sun Life Emerging Markets Equity Series	01	2005	14.7717	20.0009	12,260
MFS/Sun Life Emerging Markets Equity Series	01	2004	11.7323	14.7717	12,265
MFS/Sun Life Emerging Markets Equity Series	01	2003	7.7657	11.7323	12,268
MFS/Sun Life Emerging Markets Equity Series	01	2002	7.9991	7.7657	12,238
MFS/Sun Life Emerging Markets Equity Series	01	2001	8.1649	7.9991	30,597
MFS/Sun Life Emerging Markets Equity Series	01	2000	10.0000	8.1649	0

MFS/Sun Life Emerging Markets Equity Series	02	2007	25.5235	34.2245	69,900
MFS/Sun Life Emerging Markets Equity Series	02	2006	19.8362	25.5235	90,011
MFS/Sun Life Emerging Markets Equity Series	02	2005	14.6722	19.8362	113,424
MFS/Sun Life Emerging Markets Equity Series	02	2004	11.6711	14.6722	86,627
MFS/Sun Life Emerging Markets Equity Series	02	2003	7.7369	11.6711	88,849
MFS/Sun Life Emerging Markets Equity Series	02	2002	7.9815	7.7369	97,609
MFS/Sun Life Emerging Markets Equity Series	02	2001	8.1594	7.9815	90,757
MFS/Sun Life Emerging Markets Equity Series	02	2000	10.0000	8.1594	0

MFS/Sun Life Emerging Markets Equity Series	03	2007	25.3579	33.9678	30,187
MFS/Sun Life Emerging Markets Equity Series	03	2006	19.7273	25.3579	39,375
MFS/Sun Life Emerging Markets Equity Series	03	2005	14.6064	19.7273	22,395
MFS/Sun Life Emerging Markets Equity Series	03	2004	11.6305	14.6064	27,452
MFS/Sun Life Emerging Markets Equity Series	03	2003	7.7178	11.6305	15,572
MFS/Sun Life Emerging Markets Equity Series	03	2002	7.9699	7.7178	16,684
MFS/Sun Life Emerging Markets Equity Series	03	2001	8.1558	7.9699	25,552
MFS/Sun Life Emerging Markets Equity Series	03	2000	10.0000	8.1558	0

MFS/Sun Life Emerging Markets Equity Series	04	2007	25.2752	33.8398	89,566
MFS/Sun Life Emerging Markets Equity Series	04	2006	19.6730	25.2752	116,434
MFS/Sun Life Emerging Markets Equity Series	04	2005	14.5735	19.6730	114,517
MFS/Sun Life Emerging Markets Equity Series	04	2004	11.6102	14.5735	104,732
MFS/Sun Life Emerging Markets Equity Series	04	2003	7.7082	11.6102	100,907
MFS/Sun Life Emerging Markets Equity Series	04	2002	7.9640	7.7082	95,418
MFS/Sun Life Emerging Markets Equity Series	04	2001	8.1540	7.9640	108,814
MFS/Sun Life Emerging Markets Equity Series	04	2000	10.0000	8.1540	0

MFS/Sun Life Emerging Markets Equity Series	05	2007	25.1106	33.5851	203,117
MFS/Sun Life Emerging Markets Equity Series	05	2006	19.5646	25.1106	262,274
MFS/Sun Life Emerging Markets Equity Series	05	2005	14.5079	19.5646	294,619
MFS/Sun Life Emerging Markets Equity Series	05	2004	11.5697	14.5079	253,798
MFS/Sun Life Emerging Markets Equity Series	05	2003	7.6891	11.5697	238,617
MFS/Sun Life Emerging Markets Equity Series	05	2002	7.9523	7.6891	236,222
MFS/Sun Life Emerging Markets Equity Series	05	2001	8.1504	7.9523	250,796
MFS/Sun Life Emerging Markets Equity Series	05	2000	10.0000	8.1504	0

MFS/Sun Life Emerging Markets Equity Series	06	2007	24.8656	33.2067	70,623
MFS/Sun Life Emerging Markets Equity Series	06	2006	19.4032	24.8656	103,526
MFS/Sun Life Emerging Markets Equity Series	06	2005	14.4100	19.4032	116,894
MFS/Sun Life Emerging Markets Equity Series	06	2004	11.5092	14.4100	98,624
MFS/Sun Life Emerging Markets Equity Series	06	2003	7.6605	11.5092	92,723
MFS/Sun Life Emerging Markets Equity Series	06	2002	7.9348	7.6605	92,558
MFS/Sun Life Emerging Markets Equity Series	06	2001	8.1449	7.9348	110,619
MFS/Sun Life Emerging Markets Equity Series	06	2000	10.0000	8.1449	0

MFS/Sun Life Emerging Markets Equity Series S Class	01	2007	32.9045	44.0655	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2006	25.5864	32.9045	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2005	18.9409	25.5864	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2004	15.0787	18.9409	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2003	10.0120	15.0787	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2002	10.3320	10.0120	0
MFS/Sun Life Emerging Markets Equity Series S Class	01	2001	10.0000	10.3320	0

MFS/Sun Life Emerging Markets Equity Series S Class	02	2007	32.6388	43.6430	32,568
MFS/Sun Life Emerging Markets Equity Series S Class	02	2006	25.4182	32.6388	37,054
MFS/Sun Life Emerging Markets Equity Series S Class	02	2005	18.8449	25.4182	35,199
MFS/Sun Life Emerging Markets Equity Series S Class	02	2004	15.0251	18.8449	24,632
MFS/Sun Life Emerging Markets Equity Series S Class	02	2003	9.9915	15.0251	40,714
MFS/Sun Life Emerging Markets Equity Series S Class	02	2002	10.3266	9.9915	14,531
MFS/Sun Life Emerging Markets Equity Series S Class	02	2001	10.0000	10.3266	2,008

MFS/Sun Life Emerging Markets Equity Series S Class	03	2007	32.4631	43.3640	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2006	25.3068	32.4631	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2005	18.7812	25.3068	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2004	14.9896	18.7812	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2003	9.9779	14.9896	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2002	10.3230	9.9779	0
MFS/Sun Life Emerging Markets Equity Series S Class	03	2001	10.0000	10.3230	0

MFS/Sun Life Emerging Markets Equity Series S Class	04	2007	32.3753	43.2246	20,678
MFS/Sun Life Emerging Markets Equity Series S Class	04	2006	25.2511	32.3753	27,638
MFS/Sun Life Emerging Markets Equity Series S Class	04	2005	18.7494	25.2511	24,382
MFS/Sun Life Emerging Markets Equity Series S Class	04	2004	14.9717	18.7494	18,594
MFS/Sun Life Emerging Markets Equity Series S Class	04	2003	9.9711	14.9717	12,843
MFS/Sun Life Emerging Markets Equity Series S Class	04	2002	10.3212	9.9711	8,036
MFS/Sun Life Emerging Markets Equity Series S Class	04	2001	10.0000	10.3212	2,101

MFS/Sun Life Emerging Markets Equity Series S Class	05	2007	32.2003	42.9473	24,062
MFS/Sun Life Emerging Markets Equity Series S Class	05	2006	25.1401	32.2003	24,365
MFS/Sun Life Emerging Markets Equity Series S Class	05	2005	18.6858	25.1401	21,350
MFS/Sun Life Emerging Markets Equity Series S Class	05	2004	14.9362	18.6858	16,194
MFS/Sun Life Emerging Markets Equity Series S Class	05	2003	9.9575	14.9362	14,159
MFS/Sun Life Emerging Markets Equity Series S Class	05	2002	10.3175	9.9575	8,678
MFS/Sun Life Emerging Markets Equity Series S Class	05	2001	10.0000	10.3175	1,143

MFS/Sun Life Emerging Markets Equity Series S Class	06	2007	31.9396	42.5344	36,028
MFS/Sun Life Emerging Markets Equity Series S Class	06	2006	24.9744	31.9396	39,124
MFS/Sun Life Emerging Markets Equity Series S Class	06	2005	18.5908	24.9744	41,393
MFS/Sun Life Emerging Markets Equity Series S Class	06	2004	14.8829	18.5908	39,325
MFS/Sun Life Emerging Markets Equity Series S Class	06	2003	9.9371	14.8829	50,256
MFS/Sun Life Emerging Markets Equity Series S Class	06	2002	10.3121	9.9371	33,666
MFS/Sun Life Emerging Markets Equity Series S Class	06	2001	10.0000	10.3121	8,851

MFS/Sun Life Global Governments Series	01	2007	14.1575	15.2347	32
MFS/Sun Life Global Governments Series	01	2006	13.6236	14.1575	31
MFS/Sun Life Global Governments Series	01	2005	14.8293	13.6236	53,573
MFS/Sun Life Global Governments Series	01	2004	13.6104	14.8293	53,570
MFS/Sun Life Global Governments Series	01	2003	11.8928	13.6104	24
MFS/Sun Life Global Governments Series	01	2002	9.9593	11.8928	0
MFS/Sun Life Global Governments Series	01	2001	10.2804	9.9593	0
MFS/Sun Life Global Governments Series	01	2000	10.0000	10.2804	0

MFS/Sun Life Global Governments Series	02	2007	14.0197	15.0634	36,952
MFS/Sun Life Global Governments Series	02	2006	13.5114	14.0197	46,960
MFS/Sun Life Global Governments Series	02	2005	14.7295	13.5114	73,919
MFS/Sun Life Global Governments Series	02	2004	13.5394	14.7295	72,666
MFS/Sun Life Global Governments Series	02	2003	11.8488	13.5394	74,678
MFS/Sun Life Global Governments Series	02	2002	9.9374	11.8488	76,123
MFS/Sun Life Global Governments Series	02	2001	10.2735	9.9374	45,747
MFS/Sun Life Global Governments Series	02	2000	10.0000	10.2735	0

MFS/Sun Life Global Governments Series	03	2007	13.9288	14.9505	69,727
MFS/Sun Life Global Governments Series	03	2006	13.4373	13.9288	15,264
MFS/Sun Life Global Governments Series	03	2005	14.6634	13.4373	13,322
MFS/Sun Life Global Governments Series	03	2004	13.4923	14.6634	19,674
MFS/Sun Life Global Governments Series	03	2003	11.8196	13.4923	19,690
MFS/Sun Life Global Governments Series	03	2002	9.9229	11.8196	31,291
MFS/Sun Life Global Governments Series	03	2001	10.2690	9.9229	51,449
MFS/Sun Life Global Governments Series	03	2000	10.0000	10.2690	0

MFS/Sun Life Global Governments Series	04	2007	13.8833	14.8941	41,130
MFS/Sun Life Global Governments Series	04	2006	13.4003	13.8833	48,328
MFS/Sun Life Global Governments Series	04	2005	14.6304	13.4003	46,556
MFS/Sun Life Global Governments Series	04	2004	13.4688	14.6304	72,104
MFS/Sun Life Global Governments Series	04	2003	11.8049	13.4688	64,758
MFS/Sun Life Global Governments Series	04	2002	9.9157	11.8049	78,782
MFS/Sun Life Global Governments Series	04	2001	10.2667	9.9157	37,376
MFS/Sun Life Global Governments Series	04	2000	10.0000	10.2667	0

MFS/Sun Life Global Governments Series	05	2007	13.7929	14.7820	129,405
MFS/Sun Life Global Governments Series	05	2006	13.3265	13.7929	142,573
MFS/Sun Life Global Governments Series	05	2005	14.5646	13.3265	150,353
MFS/Sun Life Global Governments Series	05	2004	13.4218	14.5646	139,509
MFS/Sun Life Global Governments Series	05	2003	11.7757	13.4218	153,706
MFS/Sun Life Global Governments Series	05	2002	9.9012	11.7757	160,782
MFS/Sun Life Global Governments Series	05	2001	10.2621	9.9012	129,687
MFS/Sun Life Global Governments Series	05	2000	10.0000	10.2621	0

MFS/Sun Life Global Governments Series	06	2007	13.6583	14.6154	60,320
MFS/Sun Life Global Governments Series	06	2006	13.2165	13.6583	73,766
MFS/Sun Life Global Governments Series	06	2005	14.4664	13.2165	69,777
MFS/Sun Life Global Governments Series	06	2004	13.3517	14.4664	70,191
MFS/Sun Life Global Governments Series	06	2003	11.7320	13.3517	66,537
MFS/Sun Life Global Governments Series	06	2002	9.8794	11.7320	71,946
MFS/Sun Life Global Governments Series	06	2001	10.2553	9.8794	63,952
MFS/Sun Life Global Governments Series	06	2000	10.0000	10.2553	0

MFS/Sun Life Global Governments Series S Class	01	2007	13.6420	14.6501	0
MFS/Sun Life Global Governments Series S Class	01	2006	13.1603	13.6420	0
MFS/Sun Life Global Governments Series S Class	01	2005	14.3699	13.1603	0
MFS/Sun Life Global Governments Series S Class	01	2004	13.2199	14.3699	0
MFS/Sun Life Global Governments Series S Class	01	2003	11.5813	13.2199	0
MFS/Sun Life Global Governments Series S Class	01	2002	9.7251	11.5813	0
MFS/Sun Life Global Governments Series S Class	01	2001	10.0000	9.7251	0

MFS/Sun Life Global Governments Series S Class	02	2007	13.5319	14.5096	26,670
MFS/Sun Life Global Governments Series S Class	02	2006	13.0738	13.5319	27,745
MFS/Sun Life Global Governments Series S Class	02	2005	14.2970	13.0738	36,882
MFS/Sun Life Global Governments Series S Class	02	2004	13.1730	14.2970	41,663
MFS/Sun Life Global Governments Series S Class	02	2003	11.5577	13.1730	39,284
MFS/Sun Life Global Governments Series S Class	02	2002	9.7200	11.5577	43,653
MFS/Sun Life Global Governments Series S Class	02	2001	10.0000	9.7200	2,391

MFS/Sun Life Global Governments Series S Class	03	2007	13.4589	14.4168	0
MFS/Sun Life Global Governments Series S Class	03	2006	13.0165	13.4589	0
MFS/Sun Life Global Governments Series S Class	03	2005	14.2487	13.0165	0
MFS/Sun Life Global Governments Series S Class	03	2004	13.1418	14.2487	0
MFS/Sun Life Global Governments Series S Class	03	2003	11.5420	13.1418	0
MFS/Sun Life Global Governments Series S Class	03	2002	9.7166	11.5420	0
MFS/Sun Life Global Governments Series S Class	03	2001	10.0000	9.7166	0

MFS/Sun Life Global Governments Series S Class	04	2007	13.4225	14.3705	25,747
MFS/Sun Life Global Governments Series S Class	04	2006	12.9878	13.4225	26,193
MFS/Sun Life Global Governments Series S Class	04	2005	14.2246	12.9878	18,235
MFS/Sun Life Global Governments Series S Class	04	2004	13.1261	14.2246	14,494
MFS/Sun Life Global Governments Series S Class	04	2003	11.5341	13.1261	30,465
MFS/Sun Life Global Governments Series S Class	04	2002	9.7149	11.5341	13,639
MFS/Sun Life Global Governments Series S Class	04	2001	10.0000	9.7149	2,494

MFS/Sun Life Global Governments Series S Class	05	2007	13.3500	14.2782	19,314
MFS/Sun Life Global Governments Series S Class	05	2006	12.9307	13.3500	26,722
MFS/Sun Life Global Governments Series S Class	05	2005	14.1764	12.9307	19,097
MFS/Sun Life Global Governments Series S Class	05	2004	13.0950	14.1764	12,420
MFS/Sun Life Global Governments Series S Class	05	2003	11.5184	13.0950	9,558
MFS/Sun Life Global Governments Series S Class	05	2002	9.7115	11.5184	9,489
MFS/Sun Life Global Governments Series S Class	05	2001	10.0000	9.7115	1,446

MFS/Sun Life Global Governments Series S Class	06	2007	13.2419	14.1410	33,450
MFS/Sun Life Global Governments Series S Class	06	2006	12.8455	13.2419	32,729
MFS/Sun Life Global Governments Series S Class	06	2005	14.1043	12.8455	22,396
MFS/Sun Life Global Governments Series S Class	06	2004	13.0483	14.1043	28,578
MFS/Sun Life Global Governments Series S Class	06	2003	11.4949	13.0483	47,112
MFS/Sun Life Global Governments Series S Class	06	2002	9.7064	11.4949	28,979
MFS/Sun Life Global Governments Series S Class	06	2001	10.0000	9.7064	3,856

MFS/Sun Life Global Growth Series	01	2007	10.9943	12.3284	26,460
MFS/Sun Life Global Growth Series	01	2006	9.4612	10.9943	26,460
MFS/Sun Life Global Growth Series	01	2005	8.6850	9.4612	14,167
MFS/Sun Life Global Growth Series	01	2004	7.5883	8.6850	14,167
MFS/Sun Life Global Growth Series	01	2003	5.6591	7.5883	0
MFS/Sun Life Global Growth Series	01	2002	7.0895	5.6591	0
MFS/Sun Life Global Growth Series	01	2001	8.9172	7.0895	0
MFS/Sun Life Global Growth Series	01	2000	10.0000	8.9172	0

MFS/Sun Life Global Growth Series	02	2007	10.8875	12.1900	207,404
MFS/Sun Life Global Growth Series	02	2006	9.3835	10.8875	243,483
MFS/Sun Life Global Growth Series	02	2005	8.6267	9.3835	280,214
MFS/Sun Life Global Growth Series	02	2004	7.5489	8.6267	301,886
MFS/Sun Life Global Growth Series	02	2003	5.6382	7.5489	359,577
MFS/Sun Life Global Growth Series	02	2002	7.0741	5.6382	408,379
MFS/Sun Life Global Growth Series	02	2001	8.9115	7.0741	428,636
MFS/Sun Life Global Growth Series	02	2000	10.0000	8.9115	0

MFS/Sun Life Global Growth Series	03	2007	10.8170	12.0988	0
MFS/Sun Life Global Growth Series	03	2006	9.3321	10.8170	0
MFS/Sun Life Global Growth Series	03	2005	8.5881	9.3321	719
MFS/Sun Life Global Growth Series	03	2004	7.5227	8.5881	9,114
MFS/Sun Life Global Growth Series	03	2003	5.6244	7.5227	9,071
MFS/Sun Life Global Growth Series	03	2002	7.0639	5.6244	20,122
MFS/Sun Life Global Growth Series	03	2001	8.9077	7.0639	25,431
MFS/Sun Life Global Growth Series	03	2000	10.0000	8.9077	0

MFS/Sun Life Global Growth Series	04	2007	10.7818	12.0533	189,169
MFS/Sun Life Global Growth Series	04	2006	9.3064	10.7818	248,558
MFS/Sun Life Global Growth Series	04	2005	8.5688	9.3064	254,314
MFS/Sun Life Global Growth Series	04	2004	7.5096	8.5688	306,996
MFS/Sun Life Global Growth Series	04	2003	5.6175	7.5096	365,890
MFS/Sun Life Global Growth Series	04	2002	7.0588	5.6175	425,713
MFS/Sun Life Global Growth Series	04	2001	8.9058	7.0588	548,662
MFS/Sun Life Global Growth Series	04	2000	10.0000	8.9058	0

MFS/Sun Life Global Growth Series	05	2007	10.7117	11.9627	421,920
MFS/Sun Life Global Growth Series	05	2006	9.2553	10.7117	495,726
MFS/Sun Life Global Growth Series	05	2005	8.5304	9.2553	517,641
MFS/Sun Life Global Growth Series	05	2004	7.4836	8.5304	551,946
MFS/Sun Life Global Growth Series	05	2003	5.6036	7.4836	586,270
MFS/Sun Life Global Growth Series	05	2002	7.0485	5.6036	634,629
MFS/Sun Life Global Growth Series	05	2001	8.9020	7.0485	784,292
MFS/Sun Life Global Growth Series	05	2000	10.0000	8.9020	0

MFS/Sun Life Global Growth Series	06	2007	10.6074	11.8281	131,488
MFS/Sun Life Global Growth Series	06	2006	9.1791	10.6074	153,204
MFS/Sun Life Global Growth Series	06	2005	8.4730	9.1791	170,191
MFS/Sun Life Global Growth Series	06	2004	7.4446	8.4730	226,803
MFS/Sun Life Global Growth Series	06	2003	5.5829	7.4446	222,638
MFS/Sun Life Global Growth Series	06	2002	7.0332	5.5829	226,143
MFS/Sun Life Global Growth Series	06	2001	8.8963	7.0332	276,585
MFS/Sun Life Global Growth Series	06	2000	10.0000	8.8963	0

MFS/Sun Life Global Growth Series S Class	01	2007	14.8194	16.5832	2,672
MFS/Sun Life Global Growth Series S Class	01	2006	12.7933	14.8194	3,771
MFS/Sun Life Global Growth Series S Class	01	2005	11.7759	12.7933	5,168
MFS/Sun Life Global Growth Series S Class	01	2004	10.3068	11.7759	6,825
MFS/Sun Life Global Growth Series S Class	01	2003	7.7044	10.3068	8,587
MFS/Sun Life Global Growth Series S Class	01	2002	9.6873	7.7044	11,269
MFS/Sun Life Global Growth Series S Class	01	2001	10.0000	9.6873	0

MFS/Sun Life Global Growth Series S Class	02	2007	14.6997	16.4241	25,937
MFS/Sun Life Global Growth Series S Class	02	2006	12.7092	14.6997	30,802
MFS/Sun Life Global Growth Series S Class	02	2005	11.7161	12.7092	29,623
MFS/Sun Life Global Growth Series S Class	02	2004	10.2701	11.7161	31,744
MFS/Sun Life Global Growth Series S Class	02	2003	7.6886	10.2701	38,676
MFS/Sun Life Global Growth Series S Class	02	2002	9.6823	7.6886	45,967
MFS/Sun Life Global Growth Series S Class	02	2001	10.0000	9.6823	8,845

MFS/Sun Life Global Growth Series S Class	03	2007	14.6205	16.3190	0
MFS/Sun Life Global Growth Series S Class	03	2006	12.6534	14.6205	0
MFS/Sun Life Global Growth Series S Class	03	2005	11.6765	12.6534	0
MFS/Sun Life Global Growth Series S Class	03	2004	10.2457	11.6765	0
MFS/Sun Life Global Growth Series S Class	03	2003	7.6781	10.2457	0
MFS/Sun Life Global Growth Series S Class	03	2002	9.6789	7.6781	0
MFS/Sun Life Global Growth Series S Class	03	2001	10.0000	9.6789	0

MFS/Sun Life Global Growth Series S Class	04	2007	14.5809	16.2666	27,573
MFS/Sun Life Global Growth Series S Class	04	2006	12.6256	14.5809	34,288
MFS/Sun Life Global Growth Series S Class	04	2005	11.6567	12.6256	34,993
MFS/Sun Life Global Growth Series S Class	04	2004	10.2335	11.6567	42,060
MFS/Sun Life Global Growth Series S Class	04	2003	7.6729	10.2335	49,464
MFS/Sun Life Global Growth Series S Class	04	2002	9.6772	7.6729	41,530
MFS/Sun Life Global Growth Series S Class	04	2001	10.0000	9.6772	6,913

MFS/Sun Life Global Growth Series S Class	05	2007	14.5021	16.1621	47,429
MFS/Sun Life Global Growth Series S Class	05	2006	12.5700	14.5021	52,260
MFS/Sun Life Global Growth Series S Class	05	2005	11.6172	12.5700	56,086
MFS/Sun Life Global Growth Series S Class	05	2004	10.2092	11.6172	60,431
MFS/Sun Life Global Growth Series S Class	05	2003	7.6624	10.2092	64,736
MFS/Sun Life Global Growth Series S Class	05	2002	9.6738	7.6624	67,838
MFS/Sun Life Global Growth Series S Class	05	2001	10.0000	9.6738	29,671

MFS/Sun Life Global Growth Series S Class	06	2007	14.3846	16.0067	35,362
MFS/Sun Life Global Growth Series S Class	06	2006	12.4871	14.3846	42,580
MFS/Sun Life Global Growth Series S Class	06	2005	11.5581	12.4871	42,021
MFS/Sun Life Global Growth Series S Class	06	2004	10.1728	11.5581	53,032
MFS/Sun Life Global Growth Series S Class	06	2003	7.6467	10.1728	39,088
MFS/Sun Life Global Growth Series S Class	06	2002	9.6687	7.6467	36,153
MFS/Sun Life Global Growth Series S Class	06	2001	10.0000	9.6687	3,912

MFS/Sun Life Global Total Return Series	01	2007	15.5316	16.7391	0
MFS/Sun Life Global Total Return Series	01	2006	13.3771	15.5316	0
MFS/Sun Life Global Total Return Series	01	2005	13.0218	13.3771	0
MFS/Sun Life Global Total Return Series	01	2004	11.2313	13.0218	0
MFS/Sun Life Global Total Return Series	01	2003	9.2252	11.2313	0
MFS/Sun Life Global Total Return Series	01	2002	9.2627	9.2252	0
MFS/Sun Life Global Total Return Series	01	2001	9.9738	9.2627	0
MFS/Sun Life Global Total Return Series	01	2000	10.0000	9.9738	0

MFS/Sun Life Global Total Return Series	02	2007	15.3823	16.5529	206,449
MFS/Sun Life Global Total Return Series	02	2006	13.2685	15.3823	188,568
MFS/Sun Life Global Total Return Series	02	2005	12.9357	13.2685	198,934
MFS/Sun Life Global Total Return Series	02	2004	11.1740	12.9357	175,911
MFS/Sun Life Global Total Return Series	02	2003	9.1921	11.1740	150,507
MFS/Sun Life Global Total Return Series	02	2002	9.2435	9.1921	100,243
MFS/Sun Life Global Total Return Series	02	2001	9.9684	9.2435	86,849
MFS/Sun Life Global Total Return Series	02	2000	10.0000	9.9684	0

MFS/Sun Life Global Total Return Series	03	2007	15.2837	16.4300	2,786
MFS/Sun Life Global Total Return Series	03	2006	13.1968	15.2837	5,974
MFS/Sun Life Global Total Return Series	03	2005	12.8787	13.1968	2,719
MFS/Sun Life Global Total Return Series	03	2004	11.1360	12.8787	1,867
MFS/Sun Life Global Total Return Series	03	2003	9.1702	11.1360	17,905
MFS/Sun Life Global Total Return Series	03	2002	9.2307	9.1702	12,864
MFS/Sun Life Global Total Return Series	03	2001	9.9647	9.2307	0
MFS/Sun Life Global Total Return Series	03	2000	10.0000	9.9647	0

MFS/Sun Life Global Total Return Series	04	2007	15.2344	16.3687	241,794
MFS/Sun Life Global Total Return Series	04	2006	13.1609	15.2344	278,991
MFS/Sun Life Global Total Return Series	04	2005	12.8502	13.1609	275,975
MFS/Sun Life Global Total Return Series	04	2004	11.1170	12.8502	221,787
MFS/Sun Life Global Total Return Series	04	2003	9.1592	11.1170	212,310
MFS/Sun Life Global Total Return Series	04	2002	9.2243	9.1592	129,637
MFS/Sun Life Global Total Return Series	04	2001	9.9629	9.2243	121,257
MFS/Sun Life Global Total Return Series	04	2000	10.0000	9.9629	0

MFS/Sun Life Global Total Return Series	05	2007	15.1363	16.2468	379,513
MFS/Sun Life Global Total Return Series	05	2006	13.0894	15.1363	425,613
MFS/Sun Life Global Total Return Series	05	2005	12.7933	13.0894	463,821
MFS/Sun Life Global Total Return Series	05	2004	11.0791	12.7933	404,139
MFS/Sun Life Global Total Return Series	05	2003	9.1372	11.0791	392,672
MFS/Sun Life Global Total Return Series	05	2002	9.2115	9.1372	199,870
MFS/Sun Life Global Total Return Series	05	2001	9.9593	9.2115	124,338
MFS/Sun Life Global Total Return Series	05	2000	10.0000	9.9593	0

MFS/Sun Life Global Total Return Series	06	2007	14.9905	16.0656	192,201
MFS/Sun Life Global Total Return Series	06	2006	12.9829	14.9905	191,642
MFS/Sun Life Global Total Return Series	06	2005	12.7085	12.9829	192,262
MFS/Sun Life Global Total Return Series	06	2004	11.0225	12.7085	131,308
MFS/Sun Life Global Total Return Series	06	2003	9.1043	11.0225	119,038
MFS/Sun Life Global Total Return Series	06	2002	9.1924	9.1043	72,193
MFS/Sun Life Global Total Return Series	06	2001	9.9538	9.1924	56,564
MFS/Sun Life Global Total Return Series	06	2000	10.0000	9.9538	0

MFS/Sun Life Global Total Return Series S Class	01	2007	16.1509	17.3674	0
MFS/Sun Life Global Total Return Series S Class	01	2006	13.9540	16.1509	0
MFS/Sun Life Global Total Return Series S Class	01	2005	13.6126	13.9540	2,093
MFS/Sun Life Global Total Return Series S Class	01	2004	11.7650	13.6126	0
MFS/Sun Life Global Total Return Series S Class	01	2003	9.6983	11.7650	0
MFS/Sun Life Global Total Return Series S Class	01	2002	9.7569	9.6983	7,979
MFS/Sun Life Global Total Return Series S Class	01	2001	10.0000	9.7569	0

MFS/Sun Life Global Total Return Series S Class	02	2007	16.0204	17.2008	128,177
MFS/Sun Life Global Total Return Series S Class	02	2006	13.8622	16.0204	139,928
MFS/Sun Life Global Total Return Series S Class	02	2005	13.5435	13.8622	126,808
MFS/Sun Life Global Total Return Series S Class	02	2004	11.7231	13.5435	141,230
MFS/Sun Life Global Total Return Series S Class	02	2003	9.6785	11.7231	135,470
MFS/Sun Life Global Total Return Series S Class	02	2002	9.7518	9.6785	80,005
MFS/Sun Life Global Total Return Series S Class	02	2001	10.0000	9.7518	32,456

MFS/Sun Life Global Total Return Series S Class	03	2007	15.9341	17.0908	0
MFS/Sun Life Global Total Return Series S Class	03	2006	13.8015	15.9341	0
MFS/Sun Life Global Total Return Series S Class	03	2005	13.4978	13.8015	0
MFS/Sun Life Global Total Return Series S Class	03	2004	11.6954	13.4978	0
MFS/Sun Life Global Total Return Series S Class	03	2003	9.6653	11.6954	0
MFS/Sun Life Global Total Return Series S Class	03	2002	9.7483	9.6653	0
MFS/Sun Life Global Total Return Series S Class	03	2001	10.0000	9.7483	0

MFS/Sun Life Global Total Return Series S Class	04	2007	15.8910	17.0358	88,544
MFS/Sun Life Global Total Return Series S Class	04	2006	13.7711	15.8910	90,923
MFS/Sun Life Global Total Return Series S Class	04	2005	13.4749	13.7711	89,299
MFS/Sun Life Global Total Return Series S Class	04	2004	11.6815	13.4749	80,688
MFS/Sun Life Global Total Return Series S Class	04	2003	9.6587	11.6815	73,403
MFS/Sun Life Global Total Return Series S Class	04	2002	9.7466	9.6587	44,497
MFS/Sun Life Global Total Return Series S Class	04	2001	10.0000	9.7466	21,316

MFS/Sun Life Global Total Return Series S Class	05	2007	15.8051	16.9265	50,757
MFS/Sun Life Global Total Return Series S Class	05	2006	13.7105	15.8051	51,118
MFS/Sun Life Global Total Return Series S Class	05	2005	13.4292	13.7105	52,647
MFS/Sun Life Global Total Return Series S Class	05	2004	11.6537	13.4292	50,183
MFS/Sun Life Global Total Return Series S Class	05	2003	9.6455	11.6537	47,182
MFS/Sun Life Global Total Return Series S Class	05	2002	9.7432	9.6455	31,334
MFS/Sun Life Global Total Return Series S Class	05	2001	10.0000	9.7432	7,956

MFS/Sun Life Global Total Return Series S Class	06	2007	15.6771	16.7638	86,053
MFS/Sun Life Global Total Return Series S Class	06	2006	13.6201	15.6771	90,088
MFS/Sun Life Global Total Return Series S Class	06	2005	13.3609	13.6201	89,181
MFS/Sun Life Global Total Return Series S Class	06	2004	11.6122	13.3609	91,852
MFS/Sun Life Global Total Return Series S Class	06	2003	9.6258	11.6122	83,797
MFS/Sun Life Global Total Return Series S Class	06	2002	9.7381	9.6258	62,519
MFS/Sun Life Global Total Return Series S Class	06	2001	10.0000	9.7381	25,350

MFS/Sun Life Government Securities Series	01	2007	13.2784	14.0886	65,381
MFS/Sun Life Government Securities Series	01	2006	12.9355	13.2784	63,914
MFS/Sun Life Government Securities Series	01	2005	12.7717	12.9355	57,954
MFS/Sun Life Government Securities Series	01	2004	12.4334	12.7717	54,183
MFS/Sun Life Government Securities Series	01	2003	12.2947	12.4334	56,819
MFS/Sun Life Government Securities Series	01	2002	11.3102	12.2947	79,311
MFS/Sun Life Government Securities Series	01	2001	10.6328	11.3102	82,692
MFS/Sun Life Government Securities Series	01	2000	10.0000	10.6328	0

MFS/Sun Life Government Securities Series	02	2007	13.1492	13.9302	749,038
MFS/Sun Life Government Securities Series	02	2006	12.8290	13.1492	841,752
MFS/Sun Life Government Securities Series	02	2005	12.6857	12.8290	905,433
MFS/Sun Life Government Securities Series	02	2004	12.3686	12.6857	1,024,866
MFS/Sun Life Government Securities Series	02	2003	12.2492	12.3686	1,208,075
MFS/Sun Life Government Securities Series	02	2002	11.2854	12.2492	1,535,010
MFS/Sun Life Government Securities Series	02	2001	10.6257	11.2854	1,306,150
MFS/Sun Life Government Securities Series	02	2000	10.0000	10.6257	0

MFS/Sun Life Government Securities Series	03	2007	13.0638	13.8257	55,552
MFS/Sun Life Government Securities Series	03	2006	12.7586	13.0638	56,562
MFS/Sun Life Government Securities Series	03	2005	12.6288	12.7586	54,512
MFS/Sun Life Government Securities Series	03	2004	12.3256	12.6288	123,324
MFS/Sun Life Government Securities Series	03	2003	12.2190	12.3256	131,414
MFS/Sun Life Government Securities Series	03	2002	11.2690	12.2190	215,755
MFS/Sun Life Government Securities Series	03	2001	10.6210	11.2690	124,911
MFS/Sun Life Government Securities Series	03	2000	10.0000	10.6210	0

MFS/Sun Life Government Securities Series	04	2007	13.0213	13.7736	757,049
MFS/Sun Life Government Securities Series	04	2006	12.7235	13.0213	846,022
MFS/Sun Life Government Securities Series	04	2005	12.6004	12.7235	988,757
MFS/Sun Life Government Securities Series	04	2004	12.3041	12.6004	1,080,942
MFS/Sun Life Government Securities Series	04	2003	12.2039	12.3041	1,363,351
MFS/Sun Life Government Securities Series	04	2002	11.2607	12.2039	1,913,473
MFS/Sun Life Government Securities Series	04	2001	10.6186	11.2607	1,359,479
MFS/Sun Life Government Securities Series	04	2000	10.0000	10.6186	0

MFS/Sun Life Government Securities Series	05	2007	12.9364	13.6699	1,385,284
MFS/Sun Life Government Securities Series	05	2006	12.6534	12.9364	1,588,152
MFS/Sun Life Government Securities Series	05	2005	12.5437	12.6534	1,721,343
MFS/Sun Life Government Securities Series	05	2004	12.2611	12.5437	1,869,068
MFS/Sun Life Government Securities Series	05	2003	12.1736	12.2611	2,261,410
MFS/Sun Life Government Securities Series	05	2002	11.2442	12.1736	2,825,611
MFS/Sun Life Government Securities Series	05	2001	10.6139	11.2442	2,413,267
MFS/Sun Life Government Securities Series	05	2000	10.0000	10.6139	0

MFS/Sun Life Government Securities Series	06	2007	12.8103	13.5159	668,952
MFS/Sun Life Government Securities Series	06	2006	12.5490	12.8103	711,318
MFS/Sun Life Government Securities Series	06	2005	12.4591	12.5490	790,327
MFS/Sun Life Government Securities Series	06	2004	12.1971	12.4591	991,910
MFS/Sun Life Government Securities Series	06	2003	12.1285	12.1971	1,193,587
MFS/Sun Life Government Securities Series	06	2002	11.2196	12.1285	1,486,063
MFS/Sun Life Government Securities Series	06	2001	10.6069	11.2196	1,153,701
MFS/Sun Life Government Securities Series	06	2000	10.0000	10.6069	0

MFS/Sun Life Government Securities Series S Class	01	2007	11.7457	12.4308	29,781
MFS/Sun Life Government Securities Series S Class	01	2006	11.4658	11.7457	29,107
MFS/Sun Life Government Securities Series S Class	01	2005	11.3535	11.4658	26,401
MFS/Sun Life Government Securities Series S Class	01	2004	11.0752	11.3535	22,842
MFS/Sun Life Government Securities Series S Class	01	2003	10.9817	11.0752	0
MFS/Sun Life Government Securities Series S Class	01	2002	10.1290	10.9817	0
MFS/Sun Life Government Securities Series S Class	01	2001	10.0000	10.1290	0

MFS/Sun Life Government Securities Series S Class	02	2007	11.6508	12.3116	525,383
MFS/Sun Life Government Securities Series S Class	02	2006	11.3904	11.6508	630,242
MFS/Sun Life Government Securities Series S Class	02	2005	11.2959	11.3904	693,960
MFS/Sun Life Government Securities Series S Class	02	2004	11.0358	11.2959	808,370
MFS/Sun Life Government Securities Series S Class	02	2003	10.9593	11.0358	974,838
MFS/Sun Life Government Securities Series S Class	02	2002	10.1237	10.9593	1,072,889
MFS/Sun Life Government Securities Series S Class	02	2001	10.0000	10.1237	226,581

MFS/Sun Life Government Securities Series S Class	03	2007	11.5880	12.2328	0
MFS/Sun Life Government Securities Series S Class	03	2006	11.3404	11.5880	0
MFS/Sun Life Government Securities Series S Class	03	2005	11.2577	11.3404	0
MFS/Sun Life Government Securities Series S Class	03	2004	11.0097	11.2577	0
MFS/Sun Life Government Securities Series S Class	03	2003	10.9444	11.0097	0
MFS/Sun Life Government Securities Series S Class	03	2002	10.1202	10.9444	0
MFS/Sun Life Government Securities Series S Class	03	2001	10.0000	10.1202	0

MFS/Sun Life Government Securities Series S Class	04	2007	11.5567	12.1935	350,367
MFS/Sun Life Government Securities Series S Class	04	2006	11.3155	11.5567	374,061
MFS/Sun Life Government Securities Series S Class	04	2005	11.2386	11.3155	463,005
MFS/Sun Life Government Securities Series S Class	04	2004	10.9966	11.2386	529,437
MFS/Sun Life Government Securities Series S Class	04	2003	10.9370	10.9966	679,618
MFS/Sun Life Government Securities Series S Class	04	2002	10.1184	10.9370	862,933
MFS/Sun Life Government Securities Series S Class	04	2001	10.0000	10.1184	187,842

MFS/Sun Life Government Securities Series S Class	05	2007	11.4942	12.1152	347,224
MFS/Sun Life Government Securities Series S Class	05	2006	11.2657	11.4942	429,172
MFS/Sun Life Government Securities Series S Class	05	2005	11.2005	11.2657	458,504
MFS/Sun Life Government Securities Series S Class	05	2004	10.9705	11.2005	496,683
MFS/Sun Life Government Securities Series S Class	05	2003	10.9221	10.9705	586,861
MFS/Sun Life Government Securities Series S Class	05	2002	10.1149	10.9221	679,375
MFS/Sun Life Government Securities Series S Class	05	2001	10.0000	10.1149	208,275

MFS/Sun Life Government Securities Series S Class	06	2007	11.4011	11.9987	564,602
MFS/Sun Life Government Securities Series S Class	06	2006	11.1915	11.4011	625,881
MFS/Sun Life Government Securities Series S Class	06	2005	11.1436	11.1915	714,681
MFS/Sun Life Government Securities Series S Class	06	2004	10.9314	11.1436	783,397
MFS/Sun Life Government Securities Series S Class	06	2003	10.8997	10.9314	903,437
MFS/Sun Life Government Securities Series S Class	06	2002	10.1096	10.8997	1,121,336
MFS/Sun Life Government Securities Series S Class	06	2001	10.0000	10.1096	242,126

MFS/Sun Life High Yield Series	01	2007	13.5704	13.6928	26,692
MFS/Sun Life High Yield Series	01	2006	12.4167	13.5704	25,220
MFS/Sun Life High Yield Series	01	2005	12.2725	12.4167	24,493
MFS/Sun Life High Yield Series	01	2004	11.3166	12.2725	23,169
MFS/Sun Life High Yield Series	01	2003	9.4127	11.3166	28,182
MFS/Sun Life High Yield Series	01	2002	9.2578	9.4127	60,005
MFS/Sun Life High Yield Series	01	2001	9.1906	9.2578	83,541
MFS/Sun Life High Yield Series	01	2000	10.0000	9.1906	0

MFS/Sun Life High Yield Series	02	2007	13.4383	13.5389	315,284
MFS/Sun Life High Yield Series	02	2006	12.3145	13.4383	393,588
MFS/Sun Life High Yield Series	02	2005	12.1899	12.3145	468,699
MFS/Sun Life High Yield Series	02	2004	11.2576	12.1899	564,160
MFS/Sun Life High Yield Series	02	2003	9.3778	11.2576	663,798
MFS/Sun Life High Yield Series	02	2002	9.2375	9.3778	649,634
MFS/Sun Life High Yield Series	02	2001	9.1844	9.2375	734,017
MFS/Sun Life High Yield Series	02	2000	10.0000	9.1844	0

MFS/Sun Life High Yield Series	03	2007	13.3511	13.4373	49,877
MFS/Sun Life High Yield Series	03	2006	12.2469	13.3511	78,280
MFS/Sun Life High Yield Series	03	2005	12.1352	12.2469	81,778
MFS/Sun Life High Yield Series	03	2004	11.2185	12.1352	90,233
MFS/Sun Life High Yield Series	03	2003	9.3547	11.2185	72,234
MFS/Sun Life High Yield Series	03	2002	9.2240	9.3547	50,291
MFS/Sun Life High Yield Series	03	2001	9.1804	9.2240	47,866
MFS/Sun Life High Yield Series	03	2000	10.0000	9.1804	0

MFS/Sun Life High Yield Series	04	2007	13.3076	13.3867	358,117
MFS/Sun Life High Yield Series	04	2006	12.2131	13.3076	450,234
MFS/Sun Life High Yield Series	04	2005	12.1079	12.2131	511,437
MFS/Sun Life High Yield Series	04	2004	11.1989	12.1079	607,807
MFS/Sun Life High Yield Series	04	2003	9.3431	11.1989	683,551
MFS/Sun Life High Yield Series	04	2002	9.2173	9.3431	666,543
MFS/Sun Life High Yield Series	04	2001	9.1783	9.2173	713,877
MFS/Sun Life High Yield Series	04	2000	10.0000	9.1783	0

MFS/Sun Life High Yield Series	05	2007	13.2209	13.2859	725,802
MFS/Sun Life High Yield Series	05	2006	12.1458	13.2209	880,474
MFS/Sun Life High Yield Series	05	2005	12.0534	12.1458	978,905
MFS/Sun Life High Yield Series	05	2004	11.1598	12.0534	1,086,820
MFS/Sun Life High Yield Series	05	2003	9.3199	11.1598	1,227,231
MFS/Sun Life High Yield Series	05	2002	9.2037	9.3199	1,190,721
MFS/Sun Life High Yield Series	05	2001	9.1742	9.2037	1,345,130
MFS/Sun Life High Yield Series	05	2000	10.0000	9.1742	0

MFS/Sun Life High Yield Series	06	2007	13.0919	13.1362	325,364
MFS/Sun Life High Yield Series	06	2006	12.0457	13.0919	365,143
MFS/Sun Life High Yield Series	06	2005	11.9721	12.0457	402,005
MFS/Sun Life High Yield Series	06	2004	11.1015	11.9721	446,860
MFS/Sun Life High Yield Series	06	2003	9.2853	11.1015	520,155
MFS/Sun Life High Yield Series	06	2002	9.1836	9.2853	483,805
MFS/Sun Life High Yield Series	06	2001	9.1681	9.1836	512,884
MFS/Sun Life High Yield Series	06	2000	10.0000	9.1681	0

MFS/Sun Life High Yield Series S Class	01	2007	14.3185	14.3961	10,174
MFS/Sun Life High Yield Series S Class	01	2006	13.1428	14.3185	9,616
MFS/Sun Life High Yield Series S Class	01	2005	13.0232	13.1428	9,325
MFS/Sun Life High Yield Series S Class	01	2004	12.0280	13.0232	8,190
MFS/Sun Life High Yield Series S Class	01	2003	10.0237	12.0280	0
MFS/Sun Life High Yield Series S Class	01	2002	9.8959	10.0237	0
MFS/Sun Life High Yield Series S Class	01	2001	10.0000	9.8959	0

MFS/Sun Life High Yield Series S Class	02	2007	14.2029	14.2580	193,002
MFS/Sun Life High Yield Series S Class	02	2006	13.0564	14.2029	239,338
MFS/Sun Life High Yield Series S Class	02	2005	12.9572	13.0564	261,156
MFS/Sun Life High Yield Series S Class	02	2004	11.9853	12.9572	309,681
MFS/Sun Life High Yield Series S Class	02	2003	10.0032	11.9853	380,187
MFS/Sun Life High Yield Series S Class	02	2002	9.8907	10.0032	335,352
MFS/Sun Life High Yield Series S Class	02	2001	10.0000	9.8907	82,529

MFS/Sun Life High Yield Series S Class	03	2007	14.1264	14.1669	0
MFS/Sun Life High Yield Series S Class	03	2006	12.9992	14.1264	0
MFS/Sun Life High Yield Series S Class	03	2005	12.9134	12.9992	0
MFS/Sun Life High Yield Series S Class	03	2004	11.9570	12.9134	0
MFS/Sun Life High Yield Series S Class	03	2003	9.9897	11.9570	0
MFS/Sun Life High Yield Series S Class	03	2002	9.8872	9.9897	0
MFS/Sun Life High Yield Series S Class	03	2001	10.0000	9.8872	0

MFS/Sun Life High Yield Series S Class	04	2007	14.0882	14.1213	169,363
MFS/Sun Life High Yield Series S Class	04	2006	12.9706	14.0882	172,104
MFS/Sun Life High Yield Series S Class	04	2005	12.8915	12.9706	181,760
MFS/Sun Life High Yield Series S Class	04	2004	11.9427	12.8915	204,317
MFS/Sun Life High Yield Series S Class	04	2003	9.9828	11.9427	230,236
MFS/Sun Life High Yield Series S Class	04	2002	9.8855	9.9828	213,921
MFS/Sun Life High Yield Series S Class	04	2001	10.0000	9.8855	56,208

MFS/Sun Life High Yield Series S Class	05	2007	14.0120	14.0306	163,185
MFS/Sun Life High Yield Series S Class	05	2006	12.9135	14.0120	194,009
MFS/Sun Life High Yield Series S Class	05	2005	12.8478	12.9135	208,846
MFS/Sun Life High Yield Series S Class	05	2004	11.9143	12.8478	263,671
MFS/Sun Life High Yield Series S Class	05	2003	9.9692	11.9143	297,600
MFS/Sun Life High Yield Series S Class	05	2002	9.8820	9.9692	268,307
MFS/Sun Life High Yield Series S Class	05	2001	10.0000	9.8820	81,593

MFS/Sun Life High Yield Series S Class	06	2007	13.8986	13.8958	272,991
MFS/Sun Life High Yield Series S Class	06	2006	12.8284	13.8986	318,228
MFS/Sun Life High Yield Series S Class	06	2005	12.7825	12.8284	312,021
MFS/Sun Life High Yield Series S Class	06	2004	11.8719	12.7825	367,812
MFS/Sun Life High Yield Series S Class	06	2003	9.9488	11.8719	418,695
MFS/Sun Life High Yield Series S Class	06	2002	9.8768	9.9488	340,346
MFS/Sun Life High Yield Series S Class	06	2001	10.0000	9.8768	91,946

MFS/Sun Life International Growth Series	01	2007	15.1778	17.5172	42,369
MFS/Sun Life International Growth Series	01	2006	12.1633	15.1778	44,410
MFS/Sun Life International Growth Series	01	2005	10.6916	12.1633	38,420
MFS/Sun Life International Growth Series	01	2004	9.0801	10.6916	40,952
MFS/Sun Life International Growth Series	01	2003	6.6142	9.0801	35,186
MFS/Sun Life International Growth Series	01	2002	7.5824	6.6142	44,466
MFS/Sun Life International Growth Series	01	2001	9.1062	7.5824	56,426
MFS/Sun Life International Growth Series	01	2000	10.0000	9.1062	0

MFS/Sun Life International Growth Series	02	2007	15.0301	17.3202	251,860
MFS/Sun Life International Growth Series	02	2006	12.0631	15.0301	302,393
MFS/Sun Life International Growth Series	02	2005	10.6196	12.0631	334,816
MFS/Sun Life International Growth Series	02	2004	9.0327	10.6196	363,019
MFS/Sun Life International Growth Series	02	2003	6.5897	9.0327	401,649
MFS/Sun Life International Growth Series	02	2002	7.5658	6.5897	493,323
MFS/Sun Life International Growth Series	02	2001	9.1002	7.5658	515,677
MFS/Sun Life International Growth Series	02	2000	10.0000	9.1002	0

MFS/Sun Life International Growth Series	03	2007	14.9325	17.1903	96,185
MFS/Sun Life International Growth Series	03	2006	11.9969	14.9325	58,616
MFS/Sun Life International Growth Series	03	2005	10.5720	11.9969	60,701
MFS/Sun Life International Growth Series	03	2004	9.0013	10.5720	83,982
MFS/Sun Life International Growth Series	03	2003	6.5734	9.0013	63,606
MFS/Sun Life International Growth Series	03	2002	7.5547	6.5734	82,388
MFS/Sun Life International Growth Series	03	2001	9.0961	7.5547	67,385
MFS/Sun Life International Growth Series	03	2000	10.0000	9.0961	0

MFS/Sun Life International Growth Series	04	2007	14.8838	17.1255	283,452
MFS/Sun Life International Growth Series	04	2006	11.9638	14.8838	349,708
MFS/Sun Life International Growth Series	04	2005	10.5482	11.9638	393,391
MFS/Sun Life International Growth Series	04	2004	8.9855	10.5482	445,147
MFS/Sun Life International Growth Series	04	2003	6.5652	8.9855	451,383
MFS/Sun Life International Growth Series	04	2002	7.5492	6.5652	520,364
MFS/Sun Life International Growth Series	04	2001	9.0941	7.5492	583,627
MFS/Sun Life International Growth Series	04	2000	10.0000	9.0941	0

MFS/Sun Life International Growth Series	05	2007	14.7868	16.9966	710,729
MFS/Sun Life International Growth Series	05	2006	11.8979	14.7868	868,983
MFS/Sun Life International Growth Series	05	2005	10.5007	11.8979	928,216
MFS/Sun Life International Growth Series	05	2004	8.9542	10.5007	1,050,570
MFS/Sun Life International Growth Series	05	2003	6.5490	8.9542	1,067,930
MFS/Sun Life International Growth Series	05	2002	7.5381	6.5490	1,180,520
MFS/Sun Life International Growth Series	05	2001	9.0901	7.5381	1,336,066
MFS/Sun Life International Growth Series	05	2000	10.0000	9.0901	0

MFS/Sun Life International Growth Series	06	2007	14.6426	16.8050	298,493
MFS/Sun Life International Growth Series	06	2006	11.7997	14.6426	363,184
MFS/Sun Life International Growth Series	06	2005	10.4298	11.7997	383,938
MFS/Sun Life International Growth Series	06	2004	8.9073	10.4298	408,580
MFS/Sun Life International Growth Series	06	2003	6.5246	8.9073	423,226
MFS/Sun Life International Growth Series	06	2002	7.5215	6.5246	470,467
MFS/Sun Life International Growth Series	06	2001	9.0840	7.5215	498,031
MFS/Sun Life International Growth Series	06	2000	10.0000	9.0840	0

MFS/Sun Life International Growth Series S Class	01	2007	18.8252	21.6672	6,826
MFS/Sun Life International Growth Series S Class	01	2006	15.1205	18.8252	7,486
MFS/Sun Life International Growth Series S Class	01	2005	13.3243	15.1205	8,631
MFS/Sun Life International Growth Series S Class	01	2004	11.3502	13.3243	8,794
MFS/Sun Life International Growth Series S Class	01	2003	8.2865	11.3502	0
MFS/Sun Life International Growth Series S Class	01	2002	9.5137	8.2865	0
MFS/Sun Life International Growth Series S Class	01	2001	10.0000	9.5137	0

MFS/Sun Life International Growth Series S Class	02	2007	18.6731	21.4593	100,680
MFS/Sun Life International Growth Series S Class	02	2006	15.0211	18.6731	114,533
MFS/Sun Life International Growth Series S Class	02	2005	13.2567	15.0211	120,339
MFS/Sun Life International Growth Series S Class	02	2004	11.3099	13.2567	146,689
MFS/Sun Life International Growth Series S Class	02	2003	8.2695	11.3099	147,001
MFS/Sun Life International Growth Series S Class	02	2002	9.5087	8.2695	134,517
MFS/Sun Life International Growth Series S Class	02	2001	10.0000	9.5087	32,328

MFS/Sun Life International Growth Series S Class	03	2007	18.5725	21.3221	0
MFS/Sun Life International Growth Series S Class	03	2006	14.9552	18.5725	0
MFS/Sun Life International Growth Series S Class	03	2005	13.2119	14.9552	0
MFS/Sun Life International Growth Series S Class	03	2004	11.2831	13.2119	0
MFS/Sun Life International Growth Series S Class	03	2003	8.2583	11.2831	0
MFS/Sun Life International Growth Series S Class	03	2002	9.5053	8.2583	0
MFS/Sun Life International Growth Series S Class	03	2001	10.0000	9.5053	0

MFS/Sun Life International Growth Series S Class	04	2007	18.5223	21.2535	81,854
MFS/Sun Life International Growth Series S Class	04	2006	14.9223	18.5223	94,984
MFS/Sun Life International Growth Series S Class	04	2005	13.1895	14.9223	106,725
MFS/Sun Life International Growth Series S Class	04	2004	11.2697	13.1895	121,548
MFS/Sun Life International Growth Series S Class	04	2003	8.2526	11.2697	114,783
MFS/Sun Life International Growth Series S Class	04	2002	9.5036	8.2526	112,015
MFS/Sun Life International Growth Series S Class	04	2001	10.0000	9.5036	30,439

MFS/Sun Life International Growth Series S Class	05	2007	18.4221	21.1170	60,422
MFS/Sun Life International Growth Series S Class	05	2006	14.8567	18.4221	77,014
MFS/Sun Life International Growth Series S Class	05	2005	13.1447	14.8567	90,301
MFS/Sun Life International Growth Series S Class	05	2004	11.2428	13.1447	101,353
MFS/Sun Life International Growth Series S Class	05	2003	8.2414	11.2428	110,935
MFS/Sun Life International Growth Series S Class	05	2002	9.5003	8.2414	139,637
MFS/Sun Life International Growth Series S Class	05	2001	10.0000	9.5003	30,821

MFS/Sun Life International Growth Series S Class	06	2007	18.2729	20.9140	144,420
MFS/Sun Life International Growth Series S Class	06	2006	14.7587	18.2729	153,072
MFS/Sun Life International Growth Series S Class	06	2005	13.0779	14.7587	164,744
MFS/Sun Life International Growth Series S Class	06	2004	11.2028	13.0779	187,883
MFS/Sun Life International Growth Series S Class	06	2003	8.2245	11.2028	183,748
MFS/Sun Life International Growth Series S Class	06	2002	9.4953	8.2245	177,115
MFS/Sun Life International Growth Series S Class	06	2001	10.0000	9.4953	46,281

MFS/Sun Life International Value Series	01	2007	18.4986	19.6587	18,857
MFS/Sun Life International Value Series	01	2006	14.4590	18.4986	18,857
MFS/Sun Life International Value Series	01	2005	12.6757	14.4590	10,789
MFS/Sun Life International Value Series	01	2004	10.0012	12.6757	10,789
MFS/Sun Life International Value Series	01	2003	7.5600	10.0012	0
MFS/Sun Life International Value Series	01	2002	8.1188	7.5600	0
MFS/Sun Life International Value Series	01	2001	9.6013	8.1188	0
MFS/Sun Life International Value Series	01	2000	10.0000	9.6013	0

MFS/Sun Life International Value Series	02	2007	18.3195	19.4386	160,884
MFS/Sun Life International Value Series	02	2006	14.3406	18.3195	171,460
MFS/Sun Life International Value Series	02	2005	12.5910	14.3406	163,252
MFS/Sun Life International Value Series	02	2004	9.9495	12.5910	114,728
MFS/Sun Life International Value Series	02	2003	7.5324	9.9495	89,267
MFS/Sun Life International Value Series	02	2002	8.1014	7.5324	92,940
MFS/Sun Life International Value Series	02	2001	9.5954	8.1014	103,771
MFS/Sun Life International Value Series	02	2000	10.0000	9.5954	0

MFS/Sun Life International Value Series	03	2007	18.2011	19.2934	36,548
MFS/Sun Life International Value Series	03	2006	14.2623	18.2011	10,265
MFS/Sun Life International Value Series	03	2005	12.5349	14.2623	19,548
MFS/Sun Life International Value Series	03	2004	9.9152	12.5349	19,529
MFS/Sun Life International Value Series	03	2003	7.5140	9.9152	6,935
MFS/Sun Life International Value Series	03	2002	8.0898	7.5140	553
MFS/Sun Life International Value Series	03	2001	9.5914	8.0898	27,835
MFS/Sun Life International Value Series	03	2000	10.0000	9.5914	0

MFS/Sun Life International Value Series	04	2007	18.1420	19.2210	190,836
MFS/Sun Life International Value Series	04	2006	14.2232	18.1420	204,082
MFS/Sun Life International Value Series	04	2005	12.5068	14.2232	197,723
MFS/Sun Life International Value Series	04	2004	9.8981	12.5068	148,456
MFS/Sun Life International Value Series	04	2003	7.5048	9.8981	101,023
MFS/Sun Life International Value Series	04	2002	8.0840	7.5048	92,400
MFS/Sun Life International Value Series	04	2001	9.5895	8.0840	90,371
MFS/Sun Life International Value Series	04	2000	10.0000	9.5895	0

MFS/Sun Life International Value Series	05	2007	18.0244	19.0769	381,684
MFS/Sun Life International Value Series	05	2006	14.1453	18.0244	426,597
MFS/Sun Life International Value Series	05	2005	12.4509	14.1453	430,562
MFS/Sun Life International Value Series	05	2004	9.8638	12.4509	328,177
MFS/Sun Life International Value Series	05	2003	7.4864	9.8638	265,677
MFS/Sun Life International Value Series	05	2002	8.0724	7.4864	230,237
MFS/Sun Life International Value Series	05	2001	9.5855	8.0724	236,598
MFS/Sun Life International Value Series	05	2000	10.0000	9.5855	0

MFS/Sun Life International Value Series	06	2007	17.8494	18.8628	118,680
MFS/Sun Life International Value Series	06	2006	14.0292	17.8494	150,233
MFS/Sun Life International Value Series	06	2005	12.3675	14.0292	142,308
MFS/Sun Life International Value Series	06	2004	9.8127	12.3675	126,373
MFS/Sun Life International Value Series	06	2003	7.4589	9.8127	89,944
MFS/Sun Life International Value Series	06	2002	8.0550	7.4589	75,783
MFS/Sun Life International Value Series	06	2001	9.5795	8.0550	88,192
MFS/Sun Life International Value Series	06	2000	10.0000	9.5795	0

MFS/Sun Life International Value Series S Class	01	2007	21.1627	22.4242	0
MFS/Sun Life International Value Series S Class	01	2006	16.5765	21.1627	0
MFS/Sun Life International Value Series S Class	01	2005	14.5680	16.5765	0
MFS/Sun Life International Value Series S Class	01	2004	11.5196	14.5680	0
MFS/Sun Life International Value Series S Class	01	2003	8.7358	11.5196	0
MFS/Sun Life International Value Series S Class	01	2002	9.3834	8.7358	0
MFS/Sun Life International Value Series S Class	01	2001	10.0000	9.3834	0

MFS/Sun Life International Value Series S Class	02	2007	20.9917	22.2091	47,938
MFS/Sun Life International Value Series S Class	02	2006	16.4675	20.9917	47,041
MFS/Sun Life International Value Series S Class	02	2005	14.4941	16.4675	45,280
MFS/Sun Life International Value Series S Class	02	2004	11.4786	14.4941	32,060
MFS/Sun Life International Value Series S Class	02	2003	8.7179	11.4786	34,051
MFS/Sun Life International Value Series S Class	02	2002	9.3785	8.7179	27,487
MFS/Sun Life International Value Series S Class	02	2001	10.0000	9.3785	935

MFS/Sun Life International Value Series S Class	03	2007	20.8787	22.0670	0
MFS/Sun Life International Value Series S Class	03	2006	16.3953	20.8787	0
MFS/Sun Life International Value Series S Class	03	2005	14.4451	16.3953	0
MFS/Sun Life International Value Series S Class	03	2004	11.4514	14.4451	0
MFS/Sun Life International Value Series S Class	03	2003	8.7061	11.4514	0
MFS/Sun Life International Value Series S Class	03	2002	9.3752	8.7061	0
MFS/Sun Life International Value Series S Class	03	2001	10.0000	9.3752	0

MFS/Sun Life International Value Series S Class	04	2007	20.8222	21.9961	42,678
MFS/Sun Life International Value Series S Class	04	2006	16.3592	20.8222	45,895
MFS/Sun Life International Value Series S Class	04	2005	14.4206	16.3592	35,331
MFS/Sun Life International Value Series S Class	04	2004	11.4378	14.4206	23,283
MFS/Sun Life International Value Series S Class	04	2003	8.7001	11.4378	15,234
MFS/Sun Life International Value Series S Class	04	2002	9.3735	8.7001	8,018
MFS/Sun Life International Value Series S Class	04	2001	10.0000	9.3735	1,282

MFS/Sun Life International Value Series S Class	05	2007	20.7096	21.8548	32,192
MFS/Sun Life International Value Series S Class	05	2006	16.2872	20.7096	29,139
MFS/Sun Life International Value Series S Class	05	2005	14.3717	16.2872	24,855
MFS/Sun Life International Value Series S Class	05	2004	11.4106	14.3717	18,984
MFS/Sun Life International Value Series S Class	05	2003	8.6882	11.4106	14,544
MFS/Sun Life International Value Series S Class	05	2002	9.3702	8.6882	6,025
MFS/Sun Life International Value Series S Class	05	2001	10.0000	9.3702	441

MFS/Sun Life International Value Series S Class	06	2007	20.5419	21.6447	82,182
MFS/Sun Life International Value Series S Class	06	2006	16.1799	20.5419	69,502
MFS/Sun Life International Value Series S Class	06	2005	14.2986	16.1799	59,546
MFS/Sun Life International Value Series S Class	06	2004	11.3699	14.2986	48,450
MFS/Sun Life International Value Series S Class	06	2003	8.6704	11.3699	21,759
MFS/Sun Life International Value Series S Class	06	2002	9.3653	8.6704	19,212
MFS/Sun Life International Value Series S Class	06	2001	10.0000	9.3653	2,235

MFS/Sun Life Massachusetts Investors Growth Series	01	2007	6.7377	7.4390	108,454
MFS/Sun Life Massachusetts Investors Growth Series	01	2006	6.3210	6.7377	56,957
MFS/Sun Life Massachusetts Investors Growth Series	01	2005	6.1172	6.3210	56,957
MFS/Sun Life Massachusetts Investors Growth Series	01	2004	5.6375	6.1172	56,957
MFS/Sun Life Massachusetts Investors Growth Series	01	2003	4.6150	5.6375	56,957
MFS/Sun Life Massachusetts Investors Growth Series	01	2002	6.4797	4.6150	100,114
MFS/Sun Life Massachusetts Investors Growth Series	01	2001	8.7153	6.4797	106,297
MFS/Sun Life Massachusetts Investors Growth Series	01	2000	10.0000	8.7153	0

MFS/Sun Life Massachusetts Investors Growth Series	02	2007	6.6721	7.3553	1,375,224
MFS/Sun Life Massachusetts Investors Growth Series	02	2006	6.2690	6.6721	1,525,155
MFS/Sun Life Massachusetts Investors Growth Series	02	2005	6.0760	6.2690	1,621,469
MFS/Sun Life Massachusetts Investors Growth Series	02	2004	5.6080	6.0760	1,852,691
MFS/Sun Life Massachusetts Investors Growth Series	02	2003	4.5979	5.6080	2,091,078
MFS/Sun Life Massachusetts Investors Growth Series	02	2002	6.4655	4.5979	2,228,096
MFS/Sun Life Massachusetts Investors Growth Series	02	2001	8.7094	6.4655	2,636,139
MFS/Sun Life Massachusetts Investors Growth Series	02	2000	10.0000	8.7094	0

MFS/Sun Life Massachusetts Investors Growth Series	03	2007	6.6997	7.3782	184,303
MFS/Sun Life Massachusetts Investors Growth Series	03	2006	6.3012	6.6997	174,518
MFS/Sun Life Massachusetts Investors Growth Series	03	2005	6.1135	6.3012	255,908
MFS/Sun Life Massachusetts Investors Growth Series	03	2004	5.6483	6.1135	285,847
MFS/Sun Life Massachusetts Investors Growth Series	03	2003	4.6356	5.6483	460,872
MFS/Sun Life Massachusetts Investors Growth Series	03	2002	6.5251	4.6356	444,541
MFS/Sun Life Massachusetts Investors Growth Series	03	2001	8.7987	6.5251	494,984
MFS/Sun Life Massachusetts Investors Growth Series	03	2000	10.0000	8.7987	0

MFS/Sun Life Massachusetts Investors Growth Series	04	2007	6.6071	7.2725	1,788,092
MFS/Sun Life Massachusetts Investors Growth Series	04	2006	6.2173	6.6071	1,998,805
MFS/Sun Life Massachusetts Investors Growth Series	04	2005	6.0351	6.2173	2,356,316
MFS/Sun Life Massachusetts Investors Growth Series	04	2004	5.5787	6.0351	3,047,723
MFS/Sun Life Massachusetts Investors Growth Series	04	2003	4.5808	5.5787	3,412,410
MFS/Sun Life Massachusetts Investors Growth Series	04	2002	6.4512	4.5808	3,545,907
MFS/Sun Life Massachusetts Investors Growth Series	04	2001	8.7036	6.4512	4,369,839
MFS/Sun Life Massachusetts Investors Growth Series	04	2000	10.0000	8.7036	0

MFS/Sun Life Massachusetts Investors Growth Series	05	2007	6.5640	7.2177	3,957,598
MFS/Sun Life Massachusetts Investors Growth Series	05	2006	6.1830	6.5640	4,619,671
MFS/Sun Life Massachusetts Investors Growth Series	05	2005	6.0078	6.1830	5,377,332
MFS/Sun Life Massachusetts Investors Growth Series	05	2004	5.5592	6.0078	6,238,492
MFS/Sun Life Massachusetts Investors Growth Series	05	2003	4.5694	5.5592	7,039,270
MFS/Sun Life Massachusetts Investors Growth Series	05	2002	6.4418	4.5694	7,600,871
MFS/Sun Life Massachusetts Investors Growth Series	05	2001	8.6997	6.4418	8,975,003
MFS/Sun Life Massachusetts Investors Growth Series	05	2000	10.0000	8.6997	0

MFS/Sun Life Massachusetts Investors Growth Series	06	2007	6.4999	7.1363	1,350,536
MFS/Sun Life Massachusetts Investors Growth Series	06	2006	6.1319	6.4999	1,467,452
MFS/Sun Life Massachusetts Investors Growth Series	06	2005	5.9672	6.1319	1,677,685
MFS/Sun Life Massachusetts Investors Growth Series	06	2004	5.5301	5.9672	1,896,782
MFS/Sun Life Massachusetts Investors Growth Series	06	2003	4.5524	5.5301	2,129,544
MFS/Sun Life Massachusetts Investors Growth Series	06	2002	6.4275	4.5524	2,217,096
MFS/Sun Life Massachusetts Investors Growth Series	06	2001	8.6939	6.4275	2,735,366
MFS/Sun Life Massachusetts Investors Growth Series	06	2000	10.0000	8.6939	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	10.0529	11.0729	7,278
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	9.4532	10.0529	9,668
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	9.1675	9.4532	22,783
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	8.4680	9.1675	30,216
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	6.9628	8.4680	32,727
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	9.7841	6.9628	25,610
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2001	10.0000	9.7841	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	9.9717	10.9667	359,156
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	9.3910	9.9717	353,837
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	9.1210	9.3910	405,299
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	8.4379	9.1210	440,008
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	6.9485	8.4379	484,851
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	9.7790	6.9485	474,378
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2001	10.0000	9.7790	127,984

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	9.9180	10.8965	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	9.3499	9.9180	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	9.0902	9.3499	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	8.4179	9.0902	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	6.9391	8.4179	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	9.7756	6.9391	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2001	10.0000	9.7756	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	9.8911	10.8615	281,687
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	9.3293	9.8911	297,468
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	9.0747	9.3293	327,400
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	8.4079	9.0747	369,707
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	6.9343	8.4079	420,037
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	9.7738	6.9343	398,428
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2001	10.0000	9.7738	136,909

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	9.8376	10.7917	289,289
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	9.2882	9.8376	283,344
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	9.0439	9.2882	331,368
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	8.3879	9.0439	383,120
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	6.9248	8.3879	400,408
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	9.7704	6.9248	392,836
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2001	10.0000	9.7704	119,150

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2007	9.7579	10.6879	463,102
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2006	9.2270	9.7579	484,106
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	8.9979	9.2270	560,673
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	8.3579	8.9979	630,417
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	6.9106	8.3579	722,103
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	9.7653	6.9106	587,666
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2001	10.0000	9.7653	180,720

MFS/Sun Life Mid Cap Growth Series	01	2007	5.8972	6.4126	0
MFS/Sun Life Mid Cap Growth Series	01	2006	5.8203	5.8972	0
MFS/Sun Life Mid Cap Growth Series	01	2005	5.7020	5.8203	0
MFS/Sun Life Mid Cap Growth Series	01	2004	5.0249	5.7020	0
MFS/Sun Life Mid Cap Growth Series	01	2003	3.6813	5.0249	0
MFS/Sun Life Mid Cap Growth Series	01	2002	7.0372	3.6813	0
MFS/Sun Life Mid Cap Growth Series	01	2001	9.2543	7.0372	0
MFS/Sun Life Mid Cap Growth Series	01	2000	10.0000	9.2543	0

MFS/Sun Life Mid Cap Growth Series	02	2007	5.8410	6.3419	333,324
MFS/Sun Life Mid Cap Growth Series	02	2006	5.7737	5.8410	431,320
MFS/Sun Life Mid Cap Growth Series	02	2005	5.6648	5.7737	459,506
MFS/Sun Life Mid Cap Growth Series	02	2004	4.9997	5.6648	461,018
MFS/Sun Life Mid Cap Growth Series	02	2003	3.6684	4.9997	480,684
MFS/Sun Life Mid Cap Growth Series	02	2002	7.0233	3.6684	395,585
MFS/Sun Life Mid Cap Growth Series	02	2001	9.2502	7.0233	432,823
MFS/Sun Life Mid Cap Growth Series	02	2000	10.0000	9.2502	0

MFS/Sun Life Mid Cap Growth Series	03	2007	5.8039	6.2952	48,220
MFS/Sun Life Mid Cap Growth Series	03	2006	5.7428	5.8039	52,011
MFS/Sun Life Mid Cap Growth Series	03	2005	5.6402	5.7428	139,075
MFS/Sun Life Mid Cap Growth Series	03	2004	4.9830	5.6402	152,486
MFS/Sun Life Mid Cap Growth Series	03	2003	3.6599	4.9830	178,258
MFS/Sun Life Mid Cap Growth Series	03	2002	7.0141	3.6599	86,130
MFS/Sun Life Mid Cap Growth Series	03	2001	9.2475	7.0141	166,380
MFS/Sun Life Mid Cap Growth Series	03	2000	10.0000	9.2475	0

MFS/Sun Life Mid Cap Growth Series	04	2007	5.7854	6.2719	441,394
MFS/Sun Life Mid Cap Growth Series	04	2006	5.7273	5.7854	617,836
MFS/Sun Life Mid Cap Growth Series	04	2005	5.6279	5.7273	787,096
MFS/Sun Life Mid Cap Growth Series	04	2004	4.9747	5.6279	953,545
MFS/Sun Life Mid Cap Growth Series	04	2003	3.6556	4.9747	991,837
MFS/Sun Life Mid Cap Growth Series	04	2002	7.0095	3.6556	765,488
MFS/Sun Life Mid Cap Growth Series	04	2001	9.2461	7.0095	759,584
MFS/Sun Life Mid Cap Growth Series	04	2000	10.0000	9.2461	0

MFS/Sun Life Mid Cap Growth Series	05	2007	5.7485	6.2255	823,996
MFS/Sun Life Mid Cap Growth Series	05	2006	5.6966	5.7485	1,056,522
MFS/Sun Life Mid Cap Growth Series	05	2005	5.6034	5.6966	1,256,731
MFS/Sun Life Mid Cap Growth Series	05	2004	4.9580	5.6034	1,403,084
MFS/Sun Life Mid Cap Growth Series	05	2003	3.6470	4.9580	1,359,098
MFS/Sun Life Mid Cap Growth Series	05	2002	7.0002	3.6470	1,074,028
MFS/Sun Life Mid Cap Growth Series	05	2001	9.2433	7.0002	1,086,103
MFS/Sun Life Mid Cap Growth Series	05	2000	10.0000	9.2433	0

MFS/Sun Life Mid Cap Growth Series	06	2007	5.6936	6.1567	380,079
MFS/Sun Life Mid Cap Growth Series	06	2006	5.6508	5.6936	449,606
MFS/Sun Life Mid Cap Growth Series	06	2005	5.5667	5.6508	456,382
MFS/Sun Life Mid Cap Growth Series	06	2004	4.9332	5.5667	528,517
MFS/Sun Life Mid Cap Growth Series	06	2003	3.6342	4.9332	465,925
MFS/Sun Life Mid Cap Growth Series	06	2002	6.9863	3.6342	394,996
MFS/Sun Life Mid Cap Growth Series	06	2001	9.2392	6.9863	430,207
MFS/Sun Life Mid Cap Growth Series	06	2000	10.0000	9.2392	0

MFS/Sun Life Mid Cap Growth Series S Class	01	2007	7.9974	8.6760	5,037
MFS/Sun Life Mid Cap Growth Series S Class	01	2006	7.9045	7.9974	6,904
MFS/Sun Life Mid Cap Growth Series S Class	01	2005	7.7683	7.9045	8,292
MFS/Sun Life Mid Cap Growth Series S Class	01	2004	6.8661	7.7683	10,253
MFS/Sun Life Mid Cap Growth Series S Class	01	2003	5.0501	6.8661	12,869
MFS/Sun Life Mid Cap Growth Series S Class	01	2002	9.6555	5.0501	23,575
MFS/Sun Life Mid Cap Growth Series S Class	01	2001	10.0000	9.6555	0

MFS/Sun Life Mid Cap Growth Series S Class	02	2007	7.9328	8.5928	238,452
MFS/Sun Life Mid Cap Growth Series S Class	02	2006	7.8524	7.9328	265,180
MFS/Sun Life Mid Cap Growth Series S Class	02	2005	7.7288	7.8524	265,474
MFS/Sun Life Mid Cap Growth Series S Class	02	2004	6.8416	7.7288	312,839
MFS/Sun Life Mid Cap Growth Series S Class	02	2003	5.0397	6.8416	365,969
MFS/Sun Life Mid Cap Growth Series S Class	02	2002	9.6504	5.0397	334,570
MFS/Sun Life Mid Cap Growth Series S Class	02	2001	10.0000	9.6504	68,340

MFS/Sun Life Mid Cap Growth Series S Class	03	2007	7.8900	8.5378	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2006	7.8180	7.8900	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2005	7.7027	7.8180	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2004	6.8254	7.7027	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2003	5.0329	6.8254	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2002	9.6471	5.0329	0
MFS/Sun Life Mid Cap Growth Series S Class	03	2001	10.0000	9.6471	0

MFS/Sun Life Mid Cap Growth Series S Class	04	2007	7.8686	8.5103	174,557
MFS/Sun Life Mid Cap Growth Series S Class	04	2006	7.8007	7.8686	197,615
MFS/Sun Life Mid Cap Growth Series S Class	04	2005	7.6896	7.8007	209,972
MFS/Sun Life Mid Cap Growth Series S Class	04	2004	6.8173	7.6896	235,067
MFS/Sun Life Mid Cap Growth Series S Class	04	2003	5.0294	6.8173	223,375
MFS/Sun Life Mid Cap Growth Series S Class	04	2002	9.6454	5.0294	218,224
MFS/Sun Life Mid Cap Growth Series S Class	04	2001	10.0000	9.6454	58,436

MFS/Sun Life Mid Cap Growth Series S Class	05	2007	7.8261	8.4556	153,050
MFS/Sun Life Mid Cap Growth Series S Class	05	2006	7.7664	7.8261	184,970
MFS/Sun Life Mid Cap Growth Series S Class	05	2005	7.6635	7.7664	222,110
MFS/Sun Life Mid Cap Growth Series S Class	05	2004	6.8010	7.6635	266,087
MFS/Sun Life Mid Cap Growth Series S Class	05	2003	5.0225	6.8010	289,552
MFS/Sun Life Mid Cap Growth Series S Class	05	2002	9.6420	5.0225	296,162
MFS/Sun Life Mid Cap Growth Series S Class	05	2001	10.0000	9.6420	73,829

MFS/Sun Life Mid Cap Growth Series S Class	06	2007	7.7627	8.3743	190,541
MFS/Sun Life Mid Cap Growth Series S Class	06	2006	7.7152	7.7627	231,398
MFS/Sun Life Mid Cap Growth Series S Class	06	2005	7.6245	7.7152	282,688
MFS/Sun Life Mid Cap Growth Series S Class	06	2004	6.7768	7.6245	358,960
MFS/Sun Life Mid Cap Growth Series S Class	06	2003	5.0122	6.7768	413,368
MFS/Sun Life Mid Cap Growth Series S Class	06	2002	9.6369	5.0122	375,432
MFS/Sun Life Mid Cap Growth Series S Class	06	2001	10.0000	9.6369	97,209

MFS/Sun Life Mid Cap Value Series S Class	01	2007	14.4878	14.5727	0
MFS/Sun Life Mid Cap Value Series S Class	01	2006	13.1823	14.4878	0
MFS/Sun Life Mid Cap Value Series S Class	01	2005	12.3974	13.1823	0
MFS/Sun Life Mid Cap Value Series S Class	01	2004	10.2857	12.3974	0
MFS/Sun Life Mid Cap Value Series S Class	01	2003	7.8765	10.2857	0
MFS/Sun Life Mid Cap Value Series S Class	01	2002	10.0000	7.8765	0

MFS/Sun Life Mid Cap Value Series S Class	02	2007	14.3855	14.4477	41,122
MFS/Sun Life Mid Cap Value Series S Class	02	2006	13.1090	14.3855	39,287
MFS/Sun Life Mid Cap Value Series S Class	02	2005	12.3471	13.1090	73,623
MFS/Sun Life Mid Cap Value Series S Class	02	2004	10.2596	12.3471	69,805
MFS/Sun Life Mid Cap Value Series S Class	02	2003	7.8685	10.2596	23,831
MFS/Sun Life Mid Cap Value Series S Class	02	2002	10.0000	7.8685	11,063

MFS/Sun Life Mid Cap Value Series S Class	03	2007	14.3177	14.3651	0
MFS/Sun Life Mid Cap Value Series S Class	03	2006	13.0604	14.3177	0
MFS/Sun Life Mid Cap Value Series S Class	03	2005	12.3138	13.0604	0
MFS/Sun Life Mid Cap Value Series S Class	03	2004	10.2423	12.3138	0
MFS/Sun Life Mid Cap Value Series S Class	03	2003	7.8631	10.2423	0
MFS/Sun Life Mid Cap Value Series S Class	03	2002	10.0000	7.8631	0

MFS/Sun Life Mid Cap Value Series S Class	04	2007	14.2839	14.3238	21,260
MFS/Sun Life Mid Cap Value Series S Class	04	2006	13.0361	14.2839	22,723
MFS/Sun Life Mid Cap Value Series S Class	04	2005	12.2971	13.0361	22,181
MFS/Sun Life Mid Cap Value Series S Class	04	2004	10.2336	12.2971	15,132
MFS/Sun Life Mid Cap Value Series S Class	04	2003	7.8605	10.2336	6,334
MFS/Sun Life Mid Cap Value Series S Class	04	2002	10.0000	7.8605	380

MFS/Sun Life Mid Cap Value Series S Class	05	2007	14.2164	14.2416	30,479
MFS/Sun Life Mid Cap Value Series S Class	05	2006	12.9877	14.2164	27,564
MFS/Sun Life Mid Cap Value Series S Class	05	2005	12.2638	12.9877	17,105
MFS/Sun Life Mid Cap Value Series S Class	05	2004	10.2163	12.2638	19,118
MFS/Sun Life Mid Cap Value Series S Class	05	2003	7.8551	10.2163	13,380
MFS/Sun Life Mid Cap Value Series S Class	05	2002	10.0000	7.8551	4,030

MFS/Sun Life Mid Cap Value Series S Class	06	2007	14.1157	14.1191	76,276
MFS/Sun Life Mid Cap Value Series S Class	06	2006	12.9153	14.1157	68,056
MFS/Sun Life Mid Cap Value Series S Class	06	2005	12.2140	12.9153	72,039
MFS/Sun Life Mid Cap Value Series S Class	06	2004	10.1903	12.2140	52,662
MFS/Sun Life Mid Cap Value Series S Class	06	2003	7.8470	10.1903	28,831
MFS/Sun Life Mid Cap Value Series S Class	06	2002	10.0000	7.8470	3,925

MFS/Sun Life Money Market Series	01	2007	11.0359	11.4548	68,175
MFS/Sun Life Money Market Series	01	2006	10.6575	11.0359	68,175
MFS/Sun Life Money Market Series	01	2005	10.4798	10.6575	15,914
MFS/Sun Life Money Market Series	01	2004	10.4992	10.4798	15,914
MFS/Sun Life Money Market Series	01	2003	10.5389	10.4992	95,047
MFS/Sun Life Money Market Series	01	2002	10.5114	10.5389	155,666
MFS/Sun Life Money Market Series	01	2001	10.2311	10.5114	79,558
MFS/Sun Life Money Market Series	01	2000	10.0000	10.2311	0

MFS/Sun Life Money Market Series	02	2007	10.9284	11.3259	472,218
MFS/Sun Life Money Market Series	02	2006	10.5696	10.9284	470,450
MFS/Sun Life Money Market Series	02	2005	10.4092	10.5696	494,513
MFS/Sun Life Money Market Series	02	2004	10.4444	10.4092	571,103
MFS/Sun Life Money Market Series	02	2003	10.4998	10.4444	686,478
MFS/Sun Life Money Market Series	02	2002	10.4883	10.4998	993,214
MFS/Sun Life Money Market Series	02	2001	10.2242	10.4883	1,040,145
MFS/Sun Life Money Market Series	02	2000	10.0000	10.2242	0

MFS/Sun Life Money Market Series	03	2007	10.8574	11.2409	33,566
MFS/Sun Life Money Market Series	03	2006	10.5116	10.8574	12,103
MFS/Sun Life Money Market Series	03	2005	10.3624	10.5116	10,781
MFS/Sun Life Money Market Series	03	2004	10.4080	10.3624	79,067
MFS/Sun Life Money Market Series	03	2003	10.4738	10.4080	34,522
MFS/Sun Life Money Market Series	03	2002	10.4730	10.4738	36,712
MFS/Sun Life Money Market Series	03	2001	10.2197	10.4730	123,279
MFS/Sun Life Money Market Series	03	2000	10.0000	10.2197	0

MFS/Sun Life Money Market Series	04	2007	10.8220	11.1985	500,439
MFS/Sun Life Money Market Series	04	2006	10.4825	10.8220	436,329
MFS/Sun Life Money Market Series	04	2005	10.3391	10.4825	451,628
MFS/Sun Life Money Market Series	04	2004	10.3898	10.3391	439,703
MFS/Sun Life Money Market Series	04	2003	10.4608	10.3898	641,288
MFS/Sun Life Money Market Series	04	2002	10.4653	10.4608	1,204,430
MFS/Sun Life Money Market Series	04	2001	10.2174	10.4653	960,391
MFS/Sun Life Money Market Series	04	2000	10.0000	10.2174	0

MFS/Sun Life Money Market Series	05	2007	10.7514	11.1141	1,146,403
MFS/Sun Life Money Market Series	05	2006	10.4247	10.7514	837,499
MFS/Sun Life Money Market Series	05	2005	10.2924	10.4247	871,103
MFS/Sun Life Money Market Series	05	2004	10.3535	10.2924	988,142
MFS/Sun Life Money Market Series	05	2003	10.4349	10.3535	1,435,343
MFS/Sun Life Money Market Series	05	2002	10.4499	10.4349	2,229,770
MFS/Sun Life Money Market Series	05	2001	10.2127	10.4499	1,927,332
MFS/Sun Life Money Market Series	05	2000	10.0000	10.2127	0

MFS/Sun Life Money Market Series	06	2007	10.6464	10.9888	487,120
MFS/Sun Life Money Market Series	06	2006	10.3386	10.6464	488,418
MFS/Sun Life Money Market Series	06	2005	10.2229	10.3386	514,552
MFS/Sun Life Money Market Series	06	2004	10.2993	10.2229	608,476
MFS/Sun Life Money Market Series	06	2003	10.3960	10.2993	672,274
MFS/Sun Life Money Market Series	06	2002	10.4269	10.3960	1,078,038
MFS/Sun Life Money Market Series	06	2001	10.2059	10.4269	1,066,254
MFS/Sun Life Money Market Series	06	2000	10.0000	10.2059	0

MFS/Sun Life Money Market Series S Class	01	2007	10.4095	10.7776	5,328
MFS/Sun Life Money Market Series S Class	01	2006	10.0776	10.4095	6,577
MFS/Sun Life Money Market Series S Class	01	2005	9.9344	10.0776	10,136
MFS/Sun Life Money Market Series S Class	01	2004	9.9777	9.9344	14,033
MFS/Sun Life Money Market Series S Class	01	2003	10.0405	9.9777	17,847
MFS/Sun Life Money Market Series S Class	01	2002	10.0392	10.0405	24,442
MFS/Sun Life Money Market Series S Class	01	2001	10.0000	10.0392	0

MFS/Sun Life Money Market Series S Class	02	2007	10.3253	10.6742	141,055
MFS/Sun Life Money Market Series S Class	02	2006	10.0113	10.3253	131,903
MFS/Sun Life Money Market Series S Class	02	2005	9.8840	10.0113	156,675
MFS/Sun Life Money Market Series S Class	02	2004	9.9422	9.8840	155,811
MFS/Sun Life Money Market Series S Class	02	2003	10.0200	9.9422	271,380
MFS/Sun Life Money Market Series S Class	02	2002	10.0340	10.0200	418,388
MFS/Sun Life Money Market Series S Class	02	2001	10.0000	10.0340	191,267

MFS/Sun Life Money Market Series S Class	03	2007	10.2697	10.6059	0
MFS/Sun Life Money Market Series S Class	03	2006	9.9675	10.2697	0
MFS/Sun Life Money Market Series S Class	03	2005	9.8506	9.9675	0
MFS/Sun Life Money Market Series S Class	03	2004	9.9187	9.8506	0
MFS/Sun Life Money Market Series S Class	03	2003	10.0064	9.9187	0
MFS/Sun Life Money Market Series S Class	03	2002	10.0305	10.0064	0
MFS/Sun Life Money Market Series S Class	03	2001	10.0000	10.0305	0

MFS/Sun Life Money Market Series S Class	04	2007	10.2419	10.5718	88,697
MFS/Sun Life Money Market Series S Class	04	2006	9.9455	10.2419	90,774
MFS/Sun Life Money Market Series S Class	04	2005	9.8339	9.9455	104,239
MFS/Sun Life Money Market Series S Class	04	2004	9.9069	9.8339	125,722
MFS/Sun Life Money Market Series S Class	04	2003	9.9996	9.9069	164,909
MFS/Sun Life Money Market Series S Class	04	2002	10.0287	9.9996	218,882
MFS/Sun Life Money Market Series S Class	04	2001	10.0000	10.0287	49,528

MFS/Sun Life Money Market Series S Class	05	2007	10.1866	10.5040	149,920
MFS/Sun Life Money Market Series S Class	05	2006	9.9018	10.1866	129,351
MFS/Sun Life Money Market Series S Class	05	2005	9.8006	9.9018	144,880
MFS/Sun Life Money Market Series S Class	05	2004	9.8834	9.8006	173,396
MFS/Sun Life Money Market Series S Class	05	2003	9.9859	9.8834	279,830
MFS/Sun Life Money Market Series S Class	05	2002	10.0252	9.9859	218,587
MFS/Sun Life Money Market Series S Class	05	2001	10.0000	10.0252	141,647

MFS/Sun Life Money Market Series S Class	06	2007	10.1041	10.4030	216,760
MFS/Sun Life Money Market Series S Class	06	2006	9.8365	10.1041	252,663
MFS/Sun Life Money Market Series S Class	06	2005	9.7508	9.8365	249,504
MFS/Sun Life Money Market Series S Class	06	2004	9.8482	9.7508	235,310
MFS/Sun Life Money Market Series S Class	06	2003	9.9655	9.8482	289,189
MFS/Sun Life Money Market Series S Class	06	2002	10.0199	9.9655	617,199
MFS/Sun Life Money Market Series S Class	06	2001	10.0000	10.0199	130,909

MFS/Sun Life New Discovery Series	01	2007	8.8494	8.9846	41,024
MFS/Sun Life New Discovery Series	01	2006	7.8983	8.8494	38,049
MFS/Sun Life New Discovery Series	01	2005	7.5831	7.8983	53,443
MFS/Sun Life New Discovery Series	01	2004	7.1264	7.5831	54,287
MFS/Sun Life New Discovery Series	01	2003	5.3207	7.1264	40,136
MFS/Sun Life New Discovery Series	01	2002	8.0770	5.3207	43,608
MFS/Sun Life New Discovery Series	01	2001	8.5987	8.0770	50,623
MFS/Sun Life New Discovery Series	01	2000	10.0000	8.5987	0

MFS/Sun Life New Discovery Series	02	2007	8.7631	8.8834	482,947
MFS/Sun Life New Discovery Series	02	2006	7.8331	8.7631	647,495
MFS/Sun Life New Discovery Series	02	2005	7.5319	7.8331	711,348
MFS/Sun Life New Discovery Series	02	2004	7.0890	7.5319	787,454
MFS/Sun Life New Discovery Series	02	2003	5.3008	7.0890	822,989
MFS/Sun Life New Discovery Series	02	2002	8.0592	5.3008	901,138
MFS/Sun Life New Discovery Series	02	2001	8.5929	8.0592	831,360
MFS/Sun Life New Discovery Series	02	2000	10.0000	8.5929	0

MFS/Sun Life New Discovery Series	03	2007	8.7061	8.8166	143,541
MFS/Sun Life New Discovery Series	03	2006	7.7900	8.7061	139,990
MFS/Sun Life New Discovery Series	03	2005	7.4980	7.7900	150,848
MFS/Sun Life New Discovery Series	03	2004	7.0643	7.4980	152,016
MFS/Sun Life New Discovery Series	03	2003	5.2877	7.0643	206,314
MFS/Sun Life New Discovery Series	03	2002	8.0473	5.2877	182,505
MFS/Sun Life New Discovery Series	03	2001	8.5889	8.0473	152,692
MFS/Sun Life New Discovery Series	03	2000	10.0000	8.5889	0

MFS/Sun Life New Discovery Series	04	2007	8.6776	8.7833	444,127
MFS/Sun Life New Discovery Series	04	2006	7.7685	8.6776	537,575
MFS/Sun Life New Discovery Series	04	2005	7.4810	7.7685	630,313
MFS/Sun Life New Discovery Series	04	2004	7.0519	7.4810	765,837
MFS/Sun Life New Discovery Series	04	2003	5.2811	7.0519	813,036
MFS/Sun Life New Discovery Series	04	2002	8.0414	5.2811	834,639
MFS/Sun Life New Discovery Series	04	2001	8.5870	8.0414	944,749
MFS/Sun Life New Discovery Series	04	2000	10.0000	8.5870	0

MFS/Sun Life New Discovery Series	05	2007	8.6209	8.7170	1,155,988
MFS/Sun Life New Discovery Series	05	2006	7.7255	8.6209	1,388,427
MFS/Sun Life New Discovery Series	05	2005	7.4472	7.7255	1,603,535
MFS/Sun Life New Discovery Series	05	2004	7.0272	7.4472	1,875,631
MFS/Sun Life New Discovery Series	05	2003	5.2679	7.0272	1,960,188
MFS/Sun Life New Discovery Series	05	2002	8.0295	5.2679	2,151,269
MFS/Sun Life New Discovery Series	05	2001	8.5831	8.0295	2,219,924
MFS/Sun Life New Discovery Series	05	2000	10.0000	8.5831	0

MFS/Sun Life New Discovery Series	06	2007	8.5367	8.6186	500,328
MFS/Sun Life New Discovery Series	06	2006	7.6616	8.5367	585,474
MFS/Sun Life New Discovery Series	06	2005	7.3968	7.6616	670,955
MFS/Sun Life New Discovery Series	06	2004	6.9903	7.3968	755,691
MFS/Sun Life New Discovery Series	06	2003	5.2482	6.9903	772,874
MFS/Sun Life New Discovery Series	06	2002	8.0117	5.2482	858,897
MFS/Sun Life New Discovery Series	06	2001	8.5772	8.0117	862,726
MFS/Sun Life New Discovery Series	06	2000	10.0000	8.5772	0

MFS/Sun Life New Discovery Series S Class	01	2007	11.1646	11.3041	15,623
MFS/Sun Life New Discovery Series S Class	01	2006	9.9889	11.1646	14,837
MFS/Sun Life New Discovery Series S Class	01	2005	9.6131	9.9889	15,770
MFS/Sun Life New Discovery Series S Class	01	2004	9.0568	9.6131	15,136
MFS/Sun Life New Discovery Series S Class	01	2003	6.7759	9.0568	2,713
MFS/Sun Life New Discovery Series S Class	01	2002	10.3171	6.7759	8,240
MFS/Sun Life New Discovery Series S Class	01	2001	10.0000	10.3171	0

MFS/Sun Life New Discovery Series S Class	02	2007	11.0744	11.1956	216,145
MFS/Sun Life New Discovery Series S Class	02	2006	9.9232	11.0744	247,748
MFS/Sun Life New Discovery Series S Class	02	2005	9.5643	9.9232	265,460
MFS/Sun Life New Discovery Series S Class	02	2004	9.0246	9.5643	297,705
MFS/Sun Life New Discovery Series S Class	02	2003	6.7620	9.0246	308,150
MFS/Sun Life New Discovery Series S Class	02	2002	10.3117	6.7620	300,895
MFS/Sun Life New Discovery Series S Class	02	2001	10.0000	10.3117	61,550

MFS/Sun Life New Discovery Series S Class	03	2007	11.0147	11.1240	0
MFS/Sun Life New Discovery Series S Class	03	2006	9.8797	11.0147	0
MFS/Sun Life New Discovery Series S Class	03	2005	9.5319	9.8797	0
MFS/Sun Life New Discovery Series S Class	03	2004	9.0032	9.5319	0
MFS/Sun Life New Discovery Series S Class	03	2003	6.7528	9.0032	0
MFS/Sun Life New Discovery Series S Class	03	2002	10.3081	6.7528	0
MFS/Sun Life New Discovery Series S Class	03	2001	10.0000	10.3081	0

MFS/Sun Life New Discovery Series S Class	04	2007	10.9849	11.0882	139,742
MFS/Sun Life New Discovery Series S Class	04	2006	9.8579	10.9849	155,954
MFS/Sun Life New Discovery Series S Class	04	2005	9.5158	9.8579	185,129
MFS/Sun Life New Discovery Series S Class	04	2004	8.9925	9.5158	211,385
MFS/Sun Life New Discovery Series S Class	04	2003	6.7482	8.9925	196,675
MFS/Sun Life New Discovery Series S Class	04	2002	10.3063	6.7482	185,652
MFS/Sun Life New Discovery Series S Class	04	2001	10.0000	10.3063	54,538

MFS/Sun Life New Discovery Series S Class	05	2007	10.9255	11.0170	137,799
MFS/Sun Life New Discovery Series S Class	05	2006	9.8145	10.9255	148,804
MFS/Sun Life New Discovery Series S Class	05	2005	9.4835	9.8145	161,614
MFS/Sun Life New Discovery Series S Class	05	2004	8.9711	9.4835	200,261
MFS/Sun Life New Discovery Series S Class	05	2003	6.7389	8.9711	207,764
MFS/Sun Life New Discovery Series S Class	05	2002	10.3026	6.7389	228,753
MFS/Sun Life New Discovery Series S Class	05	2001	10.0000	10.3026	55,436

MFS/Sun Life New Discovery Series S Class	06	2007	10.8370	10.9110	255,466
MFS/Sun Life New Discovery Series S Class	06	2006	9.7498	10.8370	284,239
MFS/Sun Life New Discovery Series S Class	06	2005	9.4352	9.7498	315,113
MFS/Sun Life New Discovery Series S Class	06	2004	8.9391	9.4352	332,182
MFS/Sun Life New Discovery Series S Class	06	2003	6.7251	8.9391	354,100
MFS/Sun Life New Discovery Series S Class	06	2002	10.2972	6.7251	322,636
MFS/Sun Life New Discovery Series S Class	06	2001	10.0000	10.2972	90,756

MFS/Sun Life Research International Series	01	2007	14.7461	16.5178	0
MFS/Sun Life Research International Series	01	2006	11.6846	14.7461	0
MFS/Sun Life Research International Series	01	2005	10.1254	11.6846	0
MFS/Sun Life Research International Series	01	2004	8.4389	10.1254	0
MFS/Sun Life Research International Series	01	2003	6.3680	8.4389	0
MFS/Sun Life Research International Series	01	2002	7.2666	6.3680	0
MFS/Sun Life Research International Series	01	2001	8.9251	7.2666	0
MFS/Sun Life Research International Series	01	2000	10.0000	8.9251	0

MFS/Sun Life Research International Series	02	2007	14.6023	16.3318	230,527
MFS/Sun Life Research International Series	02	2006	11.5882	14.6023	314,721
MFS/Sun Life Research International Series	02	2005	10.0570	11.5882	292,282
MFS/Sun Life Research International Series	02	2004	8.3947	10.0570	295,629
MFS/Sun Life Research International Series	02	2003	6.3442	8.3947	313,117
MFS/Sun Life Research International Series	02	2002	7.2505	6.3442	344,106
MFS/Sun Life Research International Series	02	2001	8.9190	7.2505	350,771
MFS/Sun Life Research International Series	02	2000	10.0000	8.9190	0

MFS/Sun Life Research International Series	03	2007	14.5073	16.2091	105,991
MFS/Sun Life Research International Series	03	2006	11.5244	14.5073	114,279
MFS/Sun Life Research International Series	03	2005	10.0118	11.5244	113,913
MFS/Sun Life Research International Series	03	2004	8.3654	10.0118	114,859
MFS/Sun Life Research International Series	03	2003	6.3285	8.3654	108,984
MFS/Sun Life Research International Series	03	2002	7.2398	6.3285	137,859
MFS/Sun Life Research International Series	03	2001	8.9149	7.2398	140,166
MFS/Sun Life Research International Series	03	2000	10.0000	8.9149	0

MFS/Sun Life Research International Series	04	2007	14.4599	16.1479	249,765
MFS/Sun Life Research International Series	04	2006	11.4926	14.4599	293,496
MFS/Sun Life Research International Series	04	2005	9.9891	11.4926	270,989
MFS/Sun Life Research International Series	04	2004	8.3507	9.9891	291,474
MFS/Sun Life Research International Series	04	2003	6.3206	8.3507	289,102
MFS/Sun Life Research International Series	04	2002	7.2345	6.3206	313,175
MFS/Sun Life Research International Series	04	2001	8.9129	7.2345	421,744
MFS/Sun Life Research International Series	04	2000	10.0000	8.9129	0

MFS/Sun Life Research International Series	05	2007	14.3655	16.0261	731,299
MFS/Sun Life Research International Series	05	2006	11.4291	14.3655	871,731
MFS/Sun Life Research International Series	05	2005	9.9441	11.4291	889,565
MFS/Sun Life Research International Series	05	2004	8.3215	9.9441	964,759
MFS/Sun Life Research International Series	05	2003	6.3049	8.3215	891,768
MFS/Sun Life Research International Series	05	2002	7.2238	6.3049	1,037,328
MFS/Sun Life Research International Series	05	2001	8.9088	7.2238	1,130,011
MFS/Sun Life Research International Series	05	2000	10.0000	8.9088	0

MFS/Sun Life Research International Series	06	2007	14.2251	15.8453	207,488
MFS/Sun Life Research International Series	06	2006	11.3346	14.2251	232,659
MFS/Sun Life Research International Series	06	2005	9.8768	11.3346	222,139
MFS/Sun Life Research International Series	06	2004	8.2778	9.8768	242,633
MFS/Sun Life Research International Series	06	2003	6.2813	8.2778	228,023
MFS/Sun Life Research International Series	06	2002	7.2078	6.2813	240,893
MFS/Sun Life Research International Series	06	2001	8.9027	7.2078	270,557
MFS/Sun Life Research International Series	06	2000	10.0000	8.9027	0

MFS/Sun Life Research International Series S Class	01	2007	18.9066	21.1138	9,073
MFS/Sun Life Research International Series S Class	01	2006	15.0071	18.9066	10,195
MFS/Sun Life Research International Series S Class	01	2005	13.0458	15.0071	0
MFS/Sun Life Research International Series S Class	01	2004	10.8944	13.0458	0
MFS/Sun Life Research International Series S Class	01	2003	8.2488	10.8944	0
MFS/Sun Life Research International Series S Class	01	2002	9.4289	8.2488	0
MFS/Sun Life Research International Series S Class	01	2001	10.0000	9.4289	0

MFS/Sun Life Research International Series S Class	02	2007	18.7539	20.9113	74,719
MFS/Sun Life Research International Series S Class	02	2006	14.9084	18.7539	72,971
MFS/Sun Life Research International Series S Class	02	2005	12.9797	14.9084	62,908
MFS/Sun Life Research International Series S Class	02	2004	10.8557	12.9797	65,095
MFS/Sun Life Research International Series S Class	02	2003	8.2320	10.8557	63,566
MFS/Sun Life Research International Series S Class	02	2002	9.4240	8.2320	66,801
MFS/Sun Life Research International Series S Class	02	2001	10.0000	9.4240	19,725

MFS/Sun Life Research International Series S Class	03	2007	18.6529	20.7776	0
MFS/Sun Life Research International Series S Class	03	2006	14.8431	18.6529	0
MFS/Sun Life Research International Series S Class	03	2005	12.9358	14.8431	0
MFS/Sun Life Research International Series S Class	03	2004	10.8299	12.9358	0
MFS/Sun Life Research International Series S Class	03	2003	8.2208	10.8299	0
MFS/Sun Life Research International Series S Class	03	2002	9.4207	8.2208	0
MFS/Sun Life Research International Series S Class	03	2001	10.0000	9.4207	0

MFS/Sun Life Research International Series S Class	04	2007	18.6024	20.7107	48,449
MFS/Sun Life Research International Series S Class	04	2006	14.8104	18.6024	56,175
MFS/Sun Life Research International Series S Class	04	2005	12.9138	14.8104	49,089
MFS/Sun Life Research International Series S Class	04	2004	10.8171	12.9138	49,898
MFS/Sun Life Research International Series S Class	04	2003	8.2151	10.8171	47,960
MFS/Sun Life Research International Series S Class	04	2002	9.4190	8.2151	51,543
MFS/Sun Life Research International Series S Class	04	2001	10.0000	9.4190	16,135

MFS/Sun Life Research International Series S Class	05	2007	18.5019	20.5779	46,803
MFS/Sun Life Research International Series S Class	05	2006	14.7452	18.5019	49,450
MFS/Sun Life Research International Series S Class	05	2005	12.8701	14.7452	54,907
MFS/Sun Life Research International Series S Class	05	2004	10.7913	12.8701	45,407
MFS/Sun Life Research International Series S Class	05	2003	8.2039	10.7913	44,321
MFS/Sun Life Research International Series S Class	05	2002	9.4157	8.2039	42,071
MFS/Sun Life Research International Series S Class	05	2001	10.0000	9.4157	20,121

MFS/Sun Life Research International Series S Class	06	2007	18.3520	20.3800	75,435
MFS/Sun Life Research International Series S Class	06	2006	14.6480	18.3520	81,846
MFS/Sun Life Research International Series S Class	06	2005	12.8046	14.6480	90,862
MFS/Sun Life Research International Series S Class	06	2004	10.7529	12.8046	109,294
MFS/Sun Life Research International Series S Class	06	2003	8.1871	10.7529	101,340
MFS/Sun Life Research International Series S Class	06	2002	9.4108	8.1871	100,324
MFS/Sun Life Research International Series S Class	06	2001	10.0000	9.4108	33,370

MFS/Sun Life Research Series	01	2007	8.5363	9.5692	0
MFS/Sun Life Research Series	01	2006	7.7990	8.5363	0
MFS/Sun Life Research Series	01	2005	7.2935	7.7990	0
MFS/Sun Life Research Series	01	2004	6.3605	7.2935	0
MFS/Sun Life Research Series	01	2003	5.1267	6.3605	0
MFS/Sun Life Research Series	01	2002	6.9178	5.1267	0
MFS/Sun Life Research Series	01	2001	8.8897	6.9178	0
MFS/Sun Life Research Series	01	2000	10.0000	8.8897	0

MFS/Sun Life Research Series	02	2007	8.4532	9.4616	409,921
MFS/Sun Life Research Series	02	2006	7.7348	8.4532	510,829
MFS/Sun Life Research Series	02	2005	7.2444	7.7348	579,190
MFS/Sun Life Research Series	02	2004	6.3274	7.2444	666,854
MFS/Sun Life Research Series	02	2003	5.1077	6.3274	717,774
MFS/Sun Life Research Series	02	2002	6.9027	5.1077	795,644
MFS/Sun Life Research Series	02	2001	8.8839	6.9027	861,345
MFS/Sun Life Research Series	02	2000	10.0000	8.8839	0

MFS/Sun Life Research Series	03	2007	8.3984	9.3907	127,454
MFS/Sun Life Research Series	03	2006	7.6924	8.3984	96,121
MFS/Sun Life Research Series	03	2005	7.2120	7.6924	104,130
MFS/Sun Life Research Series	03	2004	6.3054	7.2120	110,781
MFS/Sun Life Research Series	03	2003	5.0951	6.3054	148,142
MFS/Sun Life Research Series	03	2002	6.8926	5.0951	148,700
MFS/Sun Life Research Series	03	2001	8.8800	6.8926	147,430
MFS/Sun Life Research Series	03	2000	10.0000	8.8800	0

MFS/Sun Life Research Series	04	2007	8.3710	9.3553	465,748
MFS/Sun Life Research Series	04	2006	7.6712	8.3710	601,929
MFS/Sun Life Research Series	04	2005	7.1957	7.6712	689,941
MFS/Sun Life Research Series	04	2004	6.2944	7.1957	782,681
MFS/Sun Life Research Series	04	2003	5.0888	6.2944	874,612
MFS/Sun Life Research Series	04	2002	6.8876	5.0888	982,767
MFS/Sun Life Research Series	04	2001	8.8780	6.8876	1,230,426
MFS/Sun Life Research Series	04	2000	10.0000	8.8780	0

MFS/Sun Life Research Series	05	2007	8.3165	9.2850	1,024,798
MFS/Sun Life Research Series	05	2006	7.6290	8.3165	1,286,842
MFS/Sun Life Research Series	05	2005	7.1634	7.6290	1,505,554
MFS/Sun Life Research Series	05	2004	6.2725	7.1634	1,674,690
MFS/Sun Life Research Series	05	2003	5.0763	6.2725	1,880,715
MFS/Sun Life Research Series	05	2002	6.8776	5.0763	2,050,835
MFS/Sun Life Research Series	05	2001	8.8742	6.8776	2,382,899
MFS/Sun Life Research Series	05	2000	10.0000	8.8742	0

MFS/Sun Life Research Series	06	2007	8.2355	9.1804	411,660
MFS/Sun Life Research Series	06	2006	7.5661	8.2355	505,030
MFS/Sun Life Research Series	06	2005	7.1151	7.5661	587,383
MFS/Sun Life Research Series	06	2004	6.2398	7.1151	657,509
MFS/Sun Life Research Series	06	2003	5.0574	6.2398	744,065
MFS/Sun Life Research Series	06	2002	6.8625	5.0574	783,524
MFS/Sun Life Research Series	06	2001	8.8684	6.8625	967,476
MFS/Sun Life Research Series	06	2000	10.0000	8.8684	0

MFS/Sun Life Research Series S Class	01	2007	11.7683	13.1608	0
MFS/Sun Life Research Series S Class	01	2006	10.7749	11.7683	0
MFS/Sun Life Research Series S Class	01	2005	10.1045	10.7749	0
MFS/Sun Life Research Series S Class	01	2004	8.8341	10.1045	0
MFS/Sun Life Research Series S Class	01	2003	7.1379	8.8341	0
MFS/Sun Life Research Series S Class	01	2002	9.6588	7.1379	0
MFS/Sun Life Research Series S Class	01	2001	10.0000	9.6588	0

MFS/Sun Life Research Series S Class	02	2007	11.6732	13.0345	89,142
MFS/Sun Life Research Series S Class	02	2006	10.7041	11.6732	120,205
MFS/Sun Life Research Series S Class	02	2005	10.0533	10.7041	138,780
MFS/Sun Life Research Series S Class	02	2004	8.8027	10.0533	139,745
MFS/Sun Life Research Series S Class	02	2003	7.1233	8.8027	150,722
MFS/Sun Life Research Series S Class	02	2002	9.6537	7.1233	135,114
MFS/Sun Life Research Series S Class	02	2001	10.0000	9.6537	49,443

MFS/Sun Life Research Series S Class	03	2007	11.6103	12.9511	0
MFS/Sun Life Research Series S Class	03	2006	10.6571	11.6103	0
MFS/Sun Life Research Series S Class	03	2005	10.0193	10.6571	0
MFS/Sun Life Research Series S Class	03	2004	8.7818	10.0193	0
MFS/Sun Life Research Series S Class	03	2003	7.1136	8.7818	0
MFS/Sun Life Research Series S Class	03	2002	9.6503	7.1136	0
MFS/Sun Life Research Series S Class	03	2001	10.0000	9.6503	0

MFS/Sun Life Research Series S Class	04	2007	11.5789	12.9095	36,330
MFS/Sun Life Research Series S Class	04	2006	10.6337	11.5789	47,126
MFS/Sun Life Research Series S Class	04	2005	10.0023	10.6337	53,780
MFS/Sun Life Research Series S Class	04	2004	8.7714	10.0023	60,824
MFS/Sun Life Research Series S Class	04	2003	7.1088	8.7714	59,931
MFS/Sun Life Research Series S Class	04	2002	9.6486	7.1088	55,570
MFS/Sun Life Research Series S Class	04	2001	10.0000	9.6486	13,838

MFS/Sun Life Research Series S Class	05	2007	11.5163	12.8266	53,155
MFS/Sun Life Research Series S Class	05	2006	10.5869	11.5163	65,679
MFS/Sun Life Research Series S Class	05	2005	9.9683	10.5869	81,295
MFS/Sun Life Research Series S Class	05	2004	8.7505	9.9683	90,676
MFS/Sun Life Research Series S Class	05	2003	7.0991	8.7505	88,134
MFS/Sun Life Research Series S Class	05	2002	9.6452	7.0991	91,700
MFS/Sun Life Research Series S Class	05	2001	10.0000	9.6452	34,917

MFS/Sun Life Research Series S Class	06	2007	11.4230	12.7032	80,726
MFS/Sun Life Research Series S Class	06	2006	10.5171	11.4230	86,479
MFS/Sun Life Research Series S Class	06	2005	9.9176	10.5171	111,640
MFS/Sun Life Research Series S Class	06	2004	8.7193	9.9176	130,877
MFS/Sun Life Research Series S Class	06	2003	7.0845	8.7193	129,237
MFS/Sun Life Research Series S Class	06	2002	9.6402	7.0845	132,203
MFS/Sun Life Research Series S Class	06	2001	10.0000	9.6402	35,256

MFS/Sun Life Strategic Growth Series	01	2007	6.1933	10.0000	0
MFS/Sun Life Strategic Growth Series	01	2006	5.8695	6.1933	55,610
MFS/Sun Life Strategic Growth Series	01	2005	5.8467	5.8695	55,610
MFS/Sun Life Strategic Growth Series	01	2004	5.5286	5.8467	55,610
MFS/Sun Life Strategic Growth Series	01	2003	4.3788	5.5286	82,417
MFS/Sun Life Strategic Growth Series	01	2002	6.3278	4.3788	83,029
MFS/Sun Life Strategic Growth Series	01	2001	8.4812	6.3278	82,700
MFS/Sun Life Strategic Growth Series	01	2000	10.0000	8.4812	0

MFS/Sun Life Strategic Growth Series	02	2007	6.1331	10.0000	0
MFS/Sun Life Strategic Growth Series	02	2006	5.8212	6.1331	233,053
MFS/Sun Life Strategic Growth Series	02	2005	5.8075	5.8212	236,639
MFS/Sun Life Strategic Growth Series	02	2004	5.4999	5.8075	263,245
MFS/Sun Life Strategic Growth Series	02	2003	4.3627	5.4999	303,661
MFS/Sun Life Strategic Growth Series	02	2002	6.3140	4.3627	303,300
MFS/Sun Life Strategic Growth Series	02	2001	8.4757	6.3140	422,408
MFS/Sun Life Strategic Growth Series	02	2000	10.0000	8.4757	0

MFS/Sun Life Strategic Growth Series	03	2007	6.0934	10.0000	0
MFS/Sun Life Strategic Growth Series	03	2006	5.7893	6.0934	20,224
MFS/Sun Life Strategic Growth Series	03	2005	5.7815	5.7893	37,710
MFS/Sun Life Strategic Growth Series	03	2004	5.4808	5.7815	40,954
MFS/Sun Life Strategic Growth Series	03	2003	4.3519	5.4808	50,246
MFS/Sun Life Strategic Growth Series	03	2002	6.3048	4.3519	51,927
MFS/Sun Life Strategic Growth Series	03	2001	8.4721	6.3048	53,513
MFS/Sun Life Strategic Growth Series	03	2000	10.0000	8.4721	0

MFS/Sun Life Strategic Growth Series	04	2007	6.0735	10.0000	0
MFS/Sun Life Strategic Growth Series	04	2006	5.7734	6.0735	308,645
MFS/Sun Life Strategic Growth Series	04	2005	5.7685	5.7734	333,700
MFS/Sun Life Strategic Growth Series	04	2004	5.4712	5.7685	412,274
MFS/Sun Life Strategic Growth Series	04	2003	4.3465	5.4712	500,308
MFS/Sun Life Strategic Growth Series	04	2002	6.3002	4.3465	449,571
MFS/Sun Life Strategic Growth Series	04	2001	8.4702	6.3002	569,841
MFS/Sun Life Strategic Growth Series	04	2000	10.0000	8.4702	0

MFS/Sun Life Strategic Growth Series	05	2007	6.0340	10.0000	0
MFS/Sun Life Strategic Growth Series	05	2006	5.7416	6.0340	599,347
MFS/Sun Life Strategic Growth Series	05	2005	5.7425	5.7416	775,988
MFS/Sun Life Strategic Growth Series	05	2004	5.4522	5.7425	889,030
MFS/Sun Life Strategic Growth Series	05	2003	4.3358	5.4522	957,361
MFS/Sun Life Strategic Growth Series	05	2002	6.2911	4.3358	1,022,810
MFS/Sun Life Strategic Growth Series	05	2001	8.4666	6.2911	1,322,478
MFS/Sun Life Strategic Growth Series	05	2000	10.0000	8.4666	0

MFS/Sun Life Strategic Growth Series	06	2007	5.9752	10.0000	0
MFS/Sun Life Strategic Growth Series	06	2006	5.6943	5.9752	195,913
MFS/Sun Life Strategic Growth Series	06	2005	5.7039	5.6943	209,155
MFS/Sun Life Strategic Growth Series	06	2004	5.4238	5.7039	277,064
MFS/Sun Life Strategic Growth Series	06	2003	4.3198	5.4238	300,915
MFS/Sun Life Strategic Growth Series	06	2002	6.2774	4.3198	304,685
MFS/Sun Life Strategic Growth Series	06	2001	8.4611	6.2774	367,868
MFS/Sun Life Strategic Growth Series	06	2000	10.0000	8.4611	0

MFS/Sun Life Strategic Growth Series S Class	01	2007	9.4419	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	01	2006	8.9657	9.4419	0
MFS/Sun Life Strategic Growth Series S Class	01	2005	8.9511	8.9657	0
MFS/Sun Life Strategic Growth Series S Class	01	2004	8.4833	8.9511	5,954
MFS/Sun Life Strategic Growth Series S Class	01	2003	6.7447	8.4833	5,954
MFS/Sun Life Strategic Growth Series S Class	01	2002	9.7529	6.7447	5,954
MFS/Sun Life Strategic Growth Series S Class	01	2001	10.0000	9.7529	0

MFS/Sun Life Strategic Growth Series S Class	02	2007	9.3656	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	02	2006	8.9068	9.3656	45,465
MFS/Sun Life Strategic Growth Series S Class	02	2005	8.9057	8.9068	60,971
MFS/Sun Life Strategic Growth Series S Class	02	2004	8.4532	8.9057	80,528
MFS/Sun Life Strategic Growth Series S Class	02	2003	6.7309	8.4532	80,260
MFS/Sun Life Strategic Growth Series S Class	02	2002	9.7478	6.7309	66,770
MFS/Sun Life Strategic Growth Series S Class	02	2001	10.0000	9.7478	21,985

MFS/Sun Life Strategic Growth Series S Class	03	2007	9.3151	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	03	2006	8.8677	9.3151	0
MFS/Sun Life Strategic Growth Series S Class	03	2005	8.8756	8.8677	0
MFS/Sun Life Strategic Growth Series S Class	03	2004	8.4331	8.8756	0
MFS/Sun Life Strategic Growth Series S Class	03	2003	6.7217	8.4331	0
MFS/Sun Life Strategic Growth Series S Class	03	2002	9.7443	6.7217	0
MFS/Sun Life Strategic Growth Series S Class	03	2001	10.0000	9.7443	0

MFS/Sun Life Strategic Growth Series S Class	04	2007	9.2899	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	04	2006	8.8481	9.2899	35,739
MFS/Sun Life Strategic Growth Series S Class	04	2005	8.8605	8.8481	45,288
MFS/Sun Life Strategic Growth Series S Class	04	2004	8.4231	8.8605	59,789
MFS/Sun Life Strategic Growth Series S Class	04	2003	6.7171	8.4231	64,115
MFS/Sun Life Strategic Growth Series S Class	04	2002	9.7426	6.7171	55,272
MFS/Sun Life Strategic Growth Series S Class	04	2001	10.0000	9.7426	19,052

MFS/Sun Life Strategic Growth Series S Class	05	2007	9.2396	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	05	2006	8.8092	9.2396	75,378
MFS/Sun Life Strategic Growth Series S Class	05	2005	8.8304	8.8092	83,102
MFS/Sun Life Strategic Growth Series S Class	05	2004	8.4030	8.8304	90,929
MFS/Sun Life Strategic Growth Series S Class	05	2003	6.7079	8.4030	78,869
MFS/Sun Life Strategic Growth Series S Class	05	2002	9.7392	6.7079	71,839
MFS/Sun Life Strategic Growth Series S Class	05	2001	10.0000	9.7392	23,520

MFS/Sun Life Strategic Growth Series S Class	06	2007	9.1648	10.0000	0
MFS/Sun Life Strategic Growth Series S Class	06	2006	8.7511	9.1648	71,411
MFS/Sun Life Strategic Growth Series S Class	06	2005	8.7855	8.7511	87,497
MFS/Sun Life Strategic Growth Series S Class	06	2004	8.3731	8.7855	93,975
MFS/Sun Life Strategic Growth Series S Class	06	2003	6.6942	8.3731	125,280
MFS/Sun Life Strategic Growth Series S Class	06	2002	9.7341	6.6942	109,601
MFS/Sun Life Strategic Growth Series S Class	06	2001	10.0000	9.7341	29,775

MFS/Sun Life Strategic Income Series	01	2007	13.9376	14.2787	0
MFS/Sun Life Strategic Income Series	01	2006	13.1927	13.9376	0
MFS/Sun Life Strategic Income Series	01	2005	13.0786	13.1927	0
MFS/Sun Life Strategic Income Series	01	2004	12.2276	13.0786	0
MFS/Sun Life Strategic Income Series	01	2003	10.9410	12.2276	0
MFS/Sun Life Strategic Income Series	01	2002	10.2817	10.9410	0
MFS/Sun Life Strategic Income Series	01	2001	10.0495	10.2817	24,506
MFS/Sun Life Strategic Income Series	01	2000	10.0000	10.0495	0

MFS/Sun Life Strategic Income Series	02	2007	13.8024	14.1185	131,825
MFS/Sun Life Strategic Income Series	02	2006	13.0845	13.8024	135,954
MFS/Sun Life Strategic Income Series	02	2005	12.9909	13.0845	156,874
MFS/Sun Life Strategic Income Series	02	2004	12.1641	12.9909	158,087
MFS/Sun Life Strategic Income Series	02	2003	10.9007	12.1641	166,494
MFS/Sun Life Strategic Income Series	02	2002	10.2595	10.9007	153,378
MFS/Sun Life Strategic Income Series	02	2001	10.0430	10.2595	162,361
MFS/Sun Life Strategic Income Series	02	2000	10.0000	10.0430	0

MFS/Sun Life Strategic Income Series	03	2007	13.7130	14.0128	80,062
MFS/Sun Life Strategic Income Series	03	2006	13.0129	13.7130	65,317
MFS/Sun Life Strategic Income Series	03	2005	12.9329	13.0129	64,818
MFS/Sun Life Strategic Income Series	03	2004	12.1220	12.9329	68,460
MFS/Sun Life Strategic Income Series	03	2003	10.8740	12.1220	83,758
MFS/Sun Life Strategic Income Series	03	2002	10.2447	10.8740	97,924
MFS/Sun Life Strategic Income Series	03	2001	10.0387	10.2447	28,890
MFS/Sun Life Strategic Income Series	03	2000	10.0000	10.0387	0

MFS/Sun Life Strategic Income Series	04	2007	13.6684	13.9601	170,119
MFS/Sun Life Strategic Income Series	04	2006	12.9771	13.6684	205,606
MFS/Sun Life Strategic Income Series	04	2005	12.9039	12.9771	208,742
MFS/Sun Life Strategic Income Series	04	2004	12.1010	12.9039	219,512
MFS/Sun Life Strategic Income Series	04	2003	10.8606	12.1010	239,678
MFS/Sun Life Strategic Income Series	04	2002	10.2373	10.8606	229,678
MFS/Sun Life Strategic Income Series	04	2001	10.0366	10.2373	189,968
MFS/Sun Life Strategic Income Series	04	2000	10.0000	10.0366	0

MFS/Sun Life Strategic Income Series	05	2007	13.5796	13.8553	326,878
MFS/Sun Life Strategic Income Series	05	2006	12.9058	13.5796	367,056
MFS/Sun Life Strategic Income Series	05	2005	12.8460	12.9058	376,926
MFS/Sun Life Strategic Income Series	05	2004	12.0590	12.8460	396,767
MFS/Sun Life Strategic Income Series	05	2003	10.8339	12.0590	439,995
MFS/Sun Life Strategic Income Series	05	2002	10.2225	10.8339	389,997
MFS/Sun Life Strategic Income Series	05	2001	10.0323	10.2225	338,348
MFS/Sun Life Strategic Income Series	05	2000	10.0000	10.0323	0

MFS/Sun Life Strategic Income Series	06	2007	13.4475	13.6995	127,769
MFS/Sun Life Strategic Income Series	06	2006	12.7997	13.4475	135,193
MFS/Sun Life Strategic Income Series	06	2005	12.7597	12.7997	148,897
MFS/Sun Life Strategic Income Series	06	2004	11.9962	12.7597	163,427
MFS/Sun Life Strategic Income Series	06	2003	10.7940	11.9962	156,596
MFS/Sun Life Strategic Income Series	06	2002	10.2003	10.7940	139,701
MFS/Sun Life Strategic Income Series	06	2001	10.0259	10.2003	94,466
MFS/Sun Life Strategic Income Series	06	2000	10.0000	10.0259	0

MFS/Sun Life Strategic Income Series S Class	01	2007	13.5062	13.8030	0
MFS/Sun Life Strategic Income Series S Class	01	2006	12.8155	13.5062	0
MFS/Sun Life Strategic Income Series S Class	01	2005	12.7398	12.8155	0
MFS/Sun Life Strategic Income Series S Class	01	2004	11.9344	12.7398	0
MFS/Sun Life Strategic Income Series S Class	01	2003	10.7177	11.9344	0
MFS/Sun Life Strategic Income Series S Class	01	2002	10.0943	10.7177	0
MFS/Sun Life Strategic Income Series S Class	01	2001	10.0000	10.0943	0

MFS/Sun Life Strategic Income Series S Class	02	2007	13.3971	13.6707	117,473
MFS/Sun Life Strategic Income Series S Class	02	2006	12.7313	13.3971	110,226
MFS/Sun Life Strategic Income Series S Class	02	2005	12.6752	12.7313	124,470
MFS/Sun Life Strategic Income Series S Class	02	2004	11.8920	12.6752	130,079
MFS/Sun Life Strategic Income Series S Class	02	2003	10.6958	11.8920	150,240
MFS/Sun Life Strategic Income Series S Class	02	2002	10.0890	10.6958	122,526
MFS/Sun Life Strategic Income Series S Class	02	2001	10.0000	10.0890	39,804

MFS/Sun Life Strategic Income Series S Class	03	2007	13.3249	13.5832	0
MFS/Sun Life Strategic Income Series S Class	03	2006	12.6754	13.3249	0
MFS/Sun Life Strategic Income Series S Class	03	2005	12.6323	12.6754	0
MFS/Sun Life Strategic Income Series S Class	03	2004	11.8638	12.6323	0
MFS/Sun Life Strategic Income Series S Class	03	2003	10.6813	11.8638	0
MFS/Sun Life Strategic Income Series S Class	03	2002	10.0855	10.6813	0
MFS/Sun Life Strategic Income Series S Class	03	2001	10.0000	10.0855	0

MFS/Sun Life Strategic Income Series S Class	04	2007	13.2888	13.5395	92,917
MFS/Sun Life Strategic Income Series S Class	04	2006	12.6476	13.2888	73,415
MFS/Sun Life Strategic Income Series S Class	04	2005	12.6109	12.6476	88,506
MFS/Sun Life Strategic Income Series S Class	04	2004	11.8497	12.6109	78,301
MFS/Sun Life Strategic Income Series S Class	04	2003	10.6740	11.8497	100,898
MFS/Sun Life Strategic Income Series S Class	04	2002	10.0837	10.6740	91,947
MFS/Sun Life Strategic Income Series S Class	04	2001	10.0000	10.0837	28,064

MFS/Sun Life Strategic Income Series S Class	05	2007	13.2170	13.4526	55,124
MFS/Sun Life Strategic Income Series S Class	05	2006	12.5919	13.2170	53,337
MFS/Sun Life Strategic Income Series S Class	05	2005	12.5681	12.5919	56,324
MFS/Sun Life Strategic Income Series S Class	05	2004	11.8216	12.5681	54,074
MFS/Sun Life Strategic Income Series S Class	05	2003	10.6594	11.8216	62,544
MFS/Sun Life Strategic Income Series S Class	05	2002	10.0802	10.6594	69,454
MFS/Sun Life Strategic Income Series S Class	05	2001	10.0000	10.0802	23,559

MFS/Sun Life Strategic Income Series S Class	06	2007	13.1100	13.3233	98,943
MFS/Sun Life Strategic Income Series S Class	06	2006	12.5089	13.1100	112,056
MFS/Sun Life Strategic Income Series S Class	06	2005	12.5043	12.5089	145,003
MFS/Sun Life Strategic Income Series S Class	06	2004	11.7795	12.5043	197,070
MFS/Sun Life Strategic Income Series S Class	06	2003	10.6376	11.7795	126,815
MFS/Sun Life Strategic Income Series S Class	06	2002	10.0749	10.6376	109,164
MFS/Sun Life Strategic Income Series S Class	06	2001	10.0000	10.0749	28,762

MFS/Sun Life Strategic Value Series S Class	01	2007	12.7529	12.2937	0
MFS/Sun Life Strategic Value Series S Class	01	2006	11.3070	12.7529	0
MFS/Sun Life Strategic Value Series S Class	01	2005	11.5037	11.3070	0
MFS/Sun Life Strategic Value Series S Class	01	2004	9.8669	11.5037	0
MFS/Sun Life Strategic Value Series S Class	01	2003	7.8467	9.8669	0
MFS/Sun Life Strategic Value Series S Class	01	2002	10.0000	7.8467	0

MFS/Sun Life Strategic Value Series S Class	02	2007	12.6629	12.1882	41,788
MFS/Sun Life Strategic Value Series S Class	02	2006	11.2441	12.6629	43,750
MFS/Sun Life Strategic Value Series S Class	02	2005	11.4571	11.2441	53,333
MFS/Sun Life Strategic Value Series S Class	02	2004	9.8419	11.4571	51,915
MFS/Sun Life Strategic Value Series S Class	02	2003	7.8387	9.8419	47,299
MFS/Sun Life Strategic Value Series S Class	02	2002	10.0000	7.8387	5,294

MFS/Sun Life Strategic Value Series S Class	03	2007	12.6032	12.1185	0
MFS/Sun Life Strategic Value Series S Class	03	2006	11.2025	12.6032	0
MFS/Sun Life Strategic Value Series S Class	03	2005	11.4262	11.2025	0
MFS/Sun Life Strategic Value Series S Class	03	2004	9.8253	11.4262	0
MFS/Sun Life Strategic Value Series S Class	03	2003	7.8334	9.8253	0
MFS/Sun Life Strategic Value Series S Class	03	2002	10.0000	7.8334	0

MFS/Sun Life Strategic Value Series S Class	04	2007	12.5734	12.0837	5,550
MFS/Sun Life Strategic Value Series S Class	04	2006	11.1816	12.5734	6,002
MFS/Sun Life Strategic Value Series S Class	04	2005	11.4107	11.1816	11,630
MFS/Sun Life Strategic Value Series S Class	04	2004	9.8170	11.4107	25,385
MFS/Sun Life Strategic Value Series S Class	04	2003	7.8307	9.8170	10,000
MFS/Sun Life Strategic Value Series S Class	04	2002	10.0000	7.8307	0

MFS/Sun Life Strategic Value Series S Class	05	2007	12.5140	12.0143	12,697
MFS/Sun Life Strategic Value Series S Class	05	2006	11.1400	12.5140	19,808
MFS/Sun Life Strategic Value Series S Class	05	2005	11.3798	11.1400	26,000
MFS/Sun Life Strategic Value Series S Class	05	2004	9.8003	11.3798	28,333
MFS/Sun Life Strategic Value Series S Class	05	2003	7.8254	9.8003	16,461
MFS/Sun Life Strategic Value Series S Class	05	2002	10.0000	7.8254	6,704

MFS/Sun Life Strategic Value Series S Class	06	2007	12.4254	11.9109	11,132
MFS/Sun Life Strategic Value Series S Class	06	2006	11.0779	12.4254	16,067
MFS/Sun Life Strategic Value Series S Class	06	2005	11.3335	11.0779	15,300
MFS/Sun Life Strategic Value Series S Class	06	2004	9.7754	11.3335	13,233
MFS/Sun Life Strategic Value Series S Class	06	2003	7.8173	9.7754	2,266
MFS/Sun Life Strategic Value Series S Class	06	2002	10.0000	7.8173	485

MFS/Sun Life Technology Series	01	2007	4.6453	5.5285	0
MFS/Sun Life Technology Series	01	2006	3.8468	4.6453	0
MFS/Sun Life Technology Series	01	2005	3.6590	3.8468	0
MFS/Sun Life Technology Series	01	2004	3.6081	3.6590	0
MFS/Sun Life Technology Series	01	2003	2.5066	3.6081	0
MFS/Sun Life Technology Series	01	2002	4.6876	2.5066	15,457
MFS/Sun Life Technology Series	01	2001	7.7449	4.6876	18,195
MFS/Sun Life Technology Series	01	2000	10.0000	7.7449	0

MFS/Sun Life Technology Series	02	2007	4.6001	5.4663	214,842
MFS/Sun Life Technology Series	02	2006	3.8151	4.6001	283,755
MFS/Sun Life Technology Series	02	2005	3.6344	3.8151	286,612
MFS/Sun Life Technology Series	02	2004	3.5892	3.6344	326,152
MFS/Sun Life Technology Series	02	2003	2.4973	3.5892	361,175
MFS/Sun Life Technology Series	02	2002	4.6773	2.4973	332,027
MFS/Sun Life Technology Series	02	2001	7.7398	4.6773	443,519
MFS/Sun Life Technology Series	02	2000	10.0000	7.7398	0

MFS/Sun Life Technology Series	03	2007	4.5702	5.4253	53,959
MFS/Sun Life Technology Series	03	2006	3.7942	4.5702	54,203
MFS/Sun Life Technology Series	03	2005	3.6181	3.7942	29,789
MFS/Sun Life Technology Series	03	2004	3.5768	3.6181	34,093
MFS/Sun Life Technology Series	03	2003	2.4912	3.5768	34,336
MFS/Sun Life Technology Series	03	2002	4.6705	2.4912	44,676
MFS/Sun Life Technology Series	03	2001	7.7364	4.6705	46,368
MFS/Sun Life Technology Series	03	2000	10.0000	7.7364	0

MFS/Sun Life Technology Series	04	2007	4.5553	5.4048	220,321
MFS/Sun Life Technology Series	04	2006	3.7837	4.5553	267,060
MFS/Sun Life Technology Series	04	2005	3.6099	3.7837	293,031
MFS/Sun Life Technology Series	04	2004	3.5705	3.6099	358,077
MFS/Sun Life Technology Series	04	2003	2.4881	3.5705	417,202
MFS/Sun Life Technology Series	04	2002	4.6671	2.4881	391,228
MFS/Sun Life Technology Series	04	2001	7.7347	4.6671	546,351
MFS/Sun Life Technology Series	04	2000	10.0000	7.7347	0

MFS/Sun Life Technology Series	05	2007	4.5256	5.3642	523,305
MFS/Sun Life Technology Series	05	2006	3.7629	4.5256	658,473
MFS/Sun Life Technology Series	05	2005	3.5937	3.7629	770,574
MFS/Sun Life Technology Series	05	2004	3.5581	3.5937	970,660
MFS/Sun Life Technology Series	05	2003	2.4819	3.5581	1,063,824
MFS/Sun Life Technology Series	05	2002	4.6602	2.4819	1,106,441
MFS/Sun Life Technology Series	05	2001	7.7313	4.6602	1,328,675
MFS/Sun Life Technology Series	05	2000	10.0000	7.7313	0

MFS/Sun Life Technology Series	06	2007	4.4814	5.3037	222,536
MFS/Sun Life Technology Series	06	2006	3.7318	4.4814	266,930
MFS/Sun Life Technology Series	06	2005	3.5694	3.7318	291,267
MFS/Sun Life Technology Series	06	2004	3.5394	3.5694	349,183
MFS/Sun Life Technology Series	06	2003	2.4727	3.5394	384,036
MFS/Sun Life Technology Series	06	2002	4.6500	2.4727	388,335
MFS/Sun Life Technology Series	06	2001	7.7263	4.6500	475,894
MFS/Sun Life Technology Series	06	2000	10.0000	7.7263	0

MFS/Sun Life Technology Series S Class	01	2007	9.4959	11.2805	0
MFS/Sun Life Technology Series S Class	01	2006	7.8883	9.4959	0
MFS/Sun Life Technology Series S Class	01	2005	7.5150	7.8883	0
MFS/Sun Life Technology Series S Class	01	2004	7.4448	7.5150	0
MFS/Sun Life Technology Series S Class	01	2003	5.1733	7.4448	0
MFS/Sun Life Technology Series S Class	01	2002	9.7453	5.1733	0
MFS/Sun Life Technology Series S Class	01	2001	10.0000	9.7453	0

MFS/Sun Life Technology Series S Class	02	2007	9.4191	11.1723	22,351
MFS/Sun Life Technology Series S Class	02	2006	7.8364	9.4191	21,961
MFS/Sun Life Technology Series S Class	02	2005	7.4769	7.8364	23,928
MFS/Sun Life Technology Series S Class	02	2004	7.4183	7.4769	36,835
MFS/Sun Life Technology Series S Class	02	2003	5.1627	7.4183	30,156
MFS/Sun Life Technology Series S Class	02	2002	9.7401	5.1627	23,128
MFS/Sun Life Technology Series S Class	02	2001	10.0000	9.7401	12,839

MFS/Sun Life Technology Series S Class	03	2007	9.3683	11.1008	0
MFS/Sun Life Technology Series S Class	03	2006	7.8020	9.3683	0
MFS/Sun Life Technology Series S Class	03	2005	7.4516	7.8020	0
MFS/Sun Life Technology Series S Class	03	2004	7.4007	7.4516	0
MFS/Sun Life Technology Series S Class	03	2003	5.1557	7.4007	0
MFS/Sun Life Technology Series S Class	03	2002	9.7367	5.1557	0
MFS/Sun Life Technology Series S Class	03	2001	10.0000	9.7367	0

MFS/Sun Life Technology Series S Class	04	2007	9.3430	11.0651	14,559
MFS/Sun Life Technology Series S Class	04	2006	7.7849	9.3430	20,558
MFS/Sun Life Technology Series S Class	04	2005	7.4389	7.7849	22,796
MFS/Sun Life Technology Series S Class	04	2004	7.3919	7.4389	25,376
MFS/Sun Life Technology Series S Class	04	2003	5.1522	7.3919	30,968
MFS/Sun Life Technology Series S Class	04	2002	9.7350	5.1522	19,642
MFS/Sun Life Technology Series S Class	04	2001	10.0000	9.7350	5,303

MFS/Sun Life Technology Series S Class	05	2007	9.2924	10.9940	25,044
MFS/Sun Life Technology Series S Class	05	2006	7.7506	9.2924	26,156
MFS/Sun Life Technology Series S Class	05	2005	7.4137	7.7506	32,386
MFS/Sun Life Technology Series S Class	05	2004	7.3743	7.4137	33,865
MFS/Sun Life Technology Series S Class	05	2003	5.1451	7.3743	36,285
MFS/Sun Life Technology Series S Class	05	2002	9.7316	5.1451	26,129
MFS/Sun Life Technology Series S Class	05	2001	10.0000	9.7316	11,096

MFS/Sun Life Technology Series S Class	06	2007	9.2171	10.8883	35,769
MFS/Sun Life Technology Series S Class	06	2006	7.6995	9.2171	35,319
MFS/Sun Life Technology Series S Class	06	2005	7.3760	7.6995	41,887
MFS/Sun Life Technology Series S Class	06	2004	7.3480	7.3760	54,394
MFS/Sun Life Technology Series S Class	06	2003	5.1345	7.3480	60,486
MFS/Sun Life Technology Series S Class	06	2002	9.7264	5.1345	46,358
MFS/Sun Life Technology Series S Class	06	2001	10.0000	9.7264	15,967

MFS/Sun Life Total Return Series	01	2007	15.1004	15.5945	0
MFS/Sun Life Total Return Series	01	2006	13.5913	15.1004	0
MFS/Sun Life Total Return Series	01	2005	13.3254	13.5913	0
MFS/Sun Life Total Return Series	01	2004	12.0752	13.3254	61,545
MFS/Sun Life Total Return Series	01	2003	10.4115	12.0752	61,446
MFS/Sun Life Total Return Series	01	2002	11.1541	10.4115	57,958
MFS/Sun Life Total Return Series	01	2001	11.2101	11.1541	15,205
MFS/Sun Life Total Return Series	01	2000	10.0000	11.2101	0

MFS/Sun Life Total Return Series	02	2007	14.9537	15.4196	1,256,770
MFS/Sun Life Total Return Series	02	2006	13.4798	14.9537	1,487,497
MFS/Sun Life Total Return Series	02	2005	13.2360	13.4798	1,741,474
MFS/Sun Life Total Return Series	02	2004	12.0125	13.2360	1,833,489
MFS/Sun Life Total Return Series	02	2003	10.3731	12.0125	1,931,208
MFS/Sun Life Total Return Series	02	2002	11.1299	10.3731	1,996,722
MFS/Sun Life Total Return Series	02	2001	11.2028	11.1299	1,814,986
MFS/Sun Life Total Return Series	02	2000	10.0000	11.2028	0

MFS/Sun Life Total Return Series	03	2007	14.8568	15.3041	23,440
MFS/Sun Life Total Return Series	03	2006	13.4059	14.8568	23,655
MFS/Sun Life Total Return Series	03	2005	13.1768	13.4059	33,019
MFS/Sun Life Total Return Series	03	2004	11.9709	13.1768	36,531
MFS/Sun Life Total Return Series	03	2003	10.3477	11.9709	99,853
MFS/Sun Life Total Return Series	03	2002	11.1138	10.3477	80,813
MFS/Sun Life Total Return Series	03	2001	11.1980	11.1138	87,756
MFS/Sun Life Total Return Series	03	2000	10.0000	11.1980	0

MFS/Sun Life Total Return Series	04	2007	14.8085	15.2465	1,400,015
MFS/Sun Life Total Return Series	04	2006	13.3691	14.8085	1,634,447
MFS/Sun Life Total Return Series	04	2005	13.1472	13.3691	1,874,981
MFS/Sun Life Total Return Series	04	2004	11.9501	13.1472	2,098,700
MFS/Sun Life Total Return Series	04	2003	10.3349	11.9501	2,197,855
MFS/Sun Life Total Return Series	04	2002	11.1058	10.3349	2,203,584
MFS/Sun Life Total Return Series	04	2001	11.1956	11.1058	1,975,555
MFS/Sun Life Total Return Series	04	2000	10.0000	11.1956	0

MFS/Sun Life Total Return Series	05	2007	14.7123	15.1320	2,652,554
MFS/Sun Life Total Return Series	05	2006	13.2956	14.7123	3,123,284
MFS/Sun Life Total Return Series	05	2005	13.0882	13.2956	3,545,429
MFS/Sun Life Total Return Series	05	2004	11.9086	13.0882	3,642,030
MFS/Sun Life Total Return Series	05	2003	10.3095	11.9086	3,689,075
MFS/Sun Life Total Return Series	05	2002	11.0897	10.3095	3,762,588
MFS/Sun Life Total Return Series	05	2001	11.1908	11.0897	3,267,013
MFS/Sun Life Total Return Series	05	2000	10.0000	11.1908	0

MFS/Sun Life Total Return Series	06	2007	14.5691	14.9618	1,108,966
MFS/Sun Life Total Return Series	06	2006	13.1862	14.5691	1,281,729
MFS/Sun Life Total Return Series	06	2005	13.0003	13.1862	1,434,013
MFS/Sun Life Total Return Series	06	2004	11.8466	13.0003	1,472,580
MFS/Sun Life Total Return Series	06	2003	10.2714	11.8466	1,567,034
MFS/Sun Life Total Return Series	06	2002	11.0656	10.2714	1,613,058
MFS/Sun Life Total Return Series	06	2001	11.1836	11.0656	1,345,336
MFS/Sun Life Total Return Series	06	2000	10.0000	11.1836	0

MFS/Sun Life Total Return Series S Class	01	2007	13.3410	13.7450	7,076
MFS/Sun Life Total Return Series S Class	01	2006	12.0415	13.3410	7,524
MFS/Sun Life Total Return Series S Class	01	2005	11.8301	12.0415	70,371
MFS/Sun Life Total Return Series S Class	01	2004	10.7517	11.8301	72,883
MFS/Sun Life Total Return Series S Class	01	2003	9.2956	10.7517	52,090
MFS/Sun Life Total Return Series S Class	01	2002	9.9765	9.2956	40,484
MFS/Sun Life Total Return Series S Class	01	2001	10.0000	9.9765	0

MFS/Sun Life Total Return Series S Class	02	2007	13.2332	13.6131	1,281,364
MFS/Sun Life Total Return Series S Class	02	2006	11.9623	13.2332	1,457,440
MFS/Sun Life Total Return Series S Class	02	2005	11.7701	11.9623	1,618,166
MFS/Sun Life Total Return Series S Class	02	2004	10.7135	11.7701	1,664,485
MFS/Sun Life Total Return Series S Class	02	2003	9.2766	10.7135	1,685,029
MFS/Sun Life Total Return Series S Class	02	2002	9.9713	9.2766	1,631,383
MFS/Sun Life Total Return Series S Class	02	2001	10.0000	9.9713	374,067

MFS/Sun Life Total Return Series S Class	03	2007	13.1620	13.5261	0
MFS/Sun Life Total Return Series S Class	03	2006	11.9099	13.1620	0
MFS/Sun Life Total Return Series S Class	03	2005	11.7303	11.9099	0
MFS/Sun Life Total Return Series S Class	03	2004	10.6881	11.7303	0
MFS/Sun Life Total Return Series S Class	03	2003	9.2640	10.6881	0
MFS/Sun Life Total Return Series S Class	03	2002	9.9678	9.2640	0
MFS/Sun Life Total Return Series S Class	03	2001	10.0000	9.9678	0

MFS/Sun Life Total Return Series S Class	04	2007	13.1263	13.4826	782,680
MFS/Sun Life Total Return Series S Class	04	2006	11.8836	13.1263	997,801
MFS/Sun Life Total Return Series S Class	04	2005	11.7104	11.8836	1,168,799
MFS/Sun Life Total Return Series S Class	04	2004	10.6754	11.7104	1,196,281
MFS/Sun Life Total Return Series S Class	04	2003	9.2577	10.6754	1,216,753
MFS/Sun Life Total Return Series S Class	04	2002	9.9661	9.2577	1,116,530
MFS/Sun Life Total Return Series S Class	04	2001	10.0000	9.9661	280,851

MFS/Sun Life Total Return Series S Class	05	2007	13.0554	13.3960	781,368
MFS/Sun Life Total Return Series S Class	05	2006	11.8313	13.0554	836,963
MFS/Sun Life Total Return Series S Class	05	2005	11.6707	11.8313	942,898
MFS/Sun Life Total Return Series S Class	05	2004	10.6500	11.6707	1,036,307
MFS/Sun Life Total Return Series S Class	05	2003	9.2451	10.6500	1,099,715
MFS/Sun Life Total Return Series S Class	05	2002	9.9626	9.2451	1,071,308
MFS/Sun Life Total Return Series S Class	05	2001	10.0000	9.9626	350,483

MFS/Sun Life Total Return Series S Class	06	2007	12.9496	13.2672	1,094,893
MFS/Sun Life Total Return Series S Class	06	2006	11.7533	12.9496	1,245,578
MFS/Sun Life Total Return Series S Class	06	2005	11.6114	11.7533	1,479,631
MFS/Sun Life Total Return Series S Class	06	2004	10.6121	11.6114	1,576,533
MFS/Sun Life Total Return Series S Class	06	2003	9.2261	10.6121	1,592,618
MFS/Sun Life Total Return Series S Class	06	2002	9.9573	9.2261	1,520,723
MFS/Sun Life Total Return Series S Class	06	2001	10.0000	9.9573	331,867

MFS/Sun Life Utilities Series	01	2007	14.5053	18.4633	0
MFS/Sun Life Utilities Series	01	2006	11.0758	14.5053	0
MFS/Sun Life Utilities Series	01	2005	9.5380	11.0758	0
MFS/Sun Life Utilities Series	01	2004	7.3900	9.5380	0
MFS/Sun Life Utilities Series	01	2003	5.4783	7.3900	0
MFS/Sun Life Utilities Series	01	2002	7.2670	5.4783	0
MFS/Sun Life Utilities Series	01	2001	9.6987	7.2670	23,798
MFS/Sun Life Utilities Series	01	2000	10.0000	9.6987	0

MFS/Sun Life Utilities Series	02	2007	14.3639	18.2555	578,318
MFS/Sun Life Utilities Series	02	2006	10.9844	14.3639	870,936
MFS/Sun Life Utilities Series	02	2005	9.4736	10.9844	801,790
MFS/Sun Life Utilities Series	02	2004	7.3513	9.4736	838,147
MFS/Sun Life Utilities Series	02	2003	5.4579	7.3513	914,416
MFS/Sun Life Utilities Series	02	2002	7.2510	5.4579	1,041,505
MFS/Sun Life Utilities Series	02	2001	9.6921	7.2510	1,458,430
MFS/Sun Life Utilities Series	02	2000	10.0000	9.6921	0

MFS/Sun Life Utilities Series	03	2007	14.2705	18.1184	63,299
MFS/Sun Life Utilities Series	03	2006	10.9240	14.2705	100,049
MFS/Sun Life Utilities Series	03	2005	9.4310	10.9240	98,794
MFS/Sun Life Utilities Series	03	2004	7.3256	9.4310	118,989
MFS/Sun Life Utilities Series	03	2003	5.4443	7.3256	120,772
MFS/Sun Life Utilities Series	03	2002	7.2403	5.4443	139,607
MFS/Sun Life Utilities Series	03	2001	9.6877	7.2403	155,862
MFS/Sun Life Utilities Series	03	2000	10.0000	9.6877	0

MFS/Sun Life Utilities Series	04	2007	14.2238	18.0500	667,824
MFS/Sun Life Utilities Series	04	2006	10.8938	14.2238	771,012
MFS/Sun Life Utilities Series	04	2005	9.4097	10.8938	910,979
MFS/Sun Life Utilities Series	04	2004	7.3128	9.4097	968,864
MFS/Sun Life Utilities Series	04	2003	5.4375	7.3128	1,075,912
MFS/Sun Life Utilities Series	04	2002	7.2349	5.4375	1,235,628
MFS/Sun Life Utilities Series	04	2001	9.6855	7.2349	1,752,322
MFS/Sun Life Utilities Series	04	2000	10.0000	9.6855	0

MFS/Sun Life Utilities Series	05	2007	14.1311	17.9140	1,223,634
MFS/Sun Life Utilities Series	05	2006	10.8337	14.1311	1,526,747
MFS/Sun Life Utilities Series	05	2005	9.3672	10.8337	1,694,129
MFS/Sun Life Utilities Series	05	2004	7.2872	9.3672	1,814,554
MFS/Sun Life Utilities Series	05	2003	5.4240	7.2872	1,991,221
MFS/Sun Life Utilities Series	05	2002	7.2243	5.4240	2,028,333
MFS/Sun Life Utilities Series	05	2001	9.6811	7.2243	2,719,237
MFS/Sun Life Utilities Series	05	2000	10.0000	9.6811	0

MFS/Sun Life Utilities Series	06	2007	13.9929	17.7118	500,403
MFS/Sun Life Utilities Series	06	2006	10.7441	13.9929	607,598
MFS/Sun Life Utilities Series	06	2005	9.3039	10.7441	678,165
MFS/Sun Life Utilities Series	06	2004	7.2489	9.3039	708,717
MFS/Sun Life Utilities Series	06	2003	5.4037	7.2489	779,709
MFS/Sun Life Utilities Series	06	2002	7.2083	5.4037	819,073
MFS/Sun Life Utilities Series	06	2001	9.6745	7.2083	1,030,235
MFS/Sun Life Utilities Series	06	2000	10.0000	9.6745	0

MFS/Sun Life Utilities Series S Class	01	2007	17.6005	22.3515	5,951
MFS/Sun Life Utilities Series S Class	01	2006	13.4719	17.6005	6,328
MFS/Sun Life Utilities Series S Class	01	2005	11.6332	13.4719	6,328
MFS/Sun Life Utilities Series S Class	01	2004	9.0382	11.6332	6,328
MFS/Sun Life Utilities Series S Class	01	2003	6.7113	9.0382	6,328
MFS/Sun Life Utilities Series S Class	01	2002	8.9376	6.7113	6,401
MFS/Sun Life Utilities Series S Class	01	2001	10.0000	8.9376	0

MFS/Sun Life Utilities Series S Class	02	2007	17.4583	22.1371	183,201
MFS/Sun Life Utilities Series S Class	02	2006	13.3833	17.4583	193,141
MFS/Sun Life Utilities Series S Class	02	2005	11.5742	13.3833	182,600
MFS/Sun Life Utilities Series S Class	02	2004	9.0060	11.5742	167,564
MFS/Sun Life Utilities Series S Class	02	2003	6.6976	9.0060	186,540
MFS/Sun Life Utilities Series S Class	02	2002	8.9329	6.6976	184,744
MFS/Sun Life Utilities Series S Class	02	2001	10.0000	8.9329	84,371

MFS/Sun Life Utilities Series S Class	03	2007	17.3642	21.9955	0
MFS/Sun Life Utilities Series S Class	03	2006	13.3246	17.3642	0
MFS/Sun Life Utilities Series S Class	03	2005	11.5350	13.3246	0
MFS/Sun Life Utilities Series S Class	03	2004	8.9846	11.5350	0
MFS/Sun Life Utilities Series S Class	03	2003	6.6885	8.9846	0
MFS/Sun Life Utilities Series S Class	03	2002	8.9298	6.6885	0
MFS/Sun Life Utilities Series S Class	03	2001	10.0000	8.9298	0

MFS/Sun Life Utilities Series S Class	04	2007	17.3172	21.9249	169,200
MFS/Sun Life Utilities Series S Class	04	2006	13.2953	17.3172	186,700
MFS/Sun Life Utilities Series S Class	04	2005	11.5155	13.2953	177,821
MFS/Sun Life Utilities Series S Class	04	2004	8.9740	11.5155	169,319
MFS/Sun Life Utilities Series S Class	04	2003	6.6839	8.9740	170,444
MFS/Sun Life Utilities Series S Class	04	2002	8.9282	6.6839	171,534
MFS/Sun Life Utilities Series S Class	04	2001	10.0000	8.9282	80,157

MFS/Sun Life Utilities Series S Class	05	2007	17.2237	21.7842	160,286
MFS/Sun Life Utilities Series S Class	05	2006	13.2369	17.2237	172,578
MFS/Sun Life Utilities Series S Class	05	2005	11.4764	13.2369	183,109
MFS/Sun Life Utilities Series S Class	05	2004	8.9526	11.4764	191,980
MFS/Sun Life Utilities Series S Class	05	2003	6.6748	8.9526	197,553
MFS/Sun Life Utilities Series S Class	05	2002	8.9251	6.6748	166,262
MFS/Sun Life Utilities Series S Class	05	2001	10.0000	8.9251	63,193

MFS/Sun Life Utilities Series S Class	06	2007	17.0842	21.5747	231,413
MFS/Sun Life Utilities Series S Class	06	2006	13.1496	17.0842	232,352
MFS/Sun Life Utilities Series S Class	06	2005	11.4181	13.1496	253,074
MFS/Sun Life Utilities Series S Class	06	2004	8.9207	11.4181	262,312
MFS/Sun Life Utilities Series S Class	06	2003	6.6611	8.9207	274,499
MFS/Sun Life Utilities Series S Class	06	2002	8.9204	6.6611	275,249
MFS/Sun Life Utilities Series S Class	06	2001	10.0000	8.9204	104,577

MFS/Sun Life Value Series	01	2007	17.0721	18.2398	0
MFS/Sun Life Value Series	01	2006	14.2563	17.0721	0
MFS/Sun Life Value Series	01	2005	13.5087	14.2563	0
MFS/Sun Life Value Series	01	2004	11.8120	13.5087	22,644
MFS/Sun Life Value Series	01	2003	9.5210	11.8120	0
MFS/Sun Life Value Series	01	2002	11.1280	9.5210	23,526
MFS/Sun Life Value Series	01	2001	12.1507	11.1280	24,071
MFS/Sun Life Value Series	01	2000	10.0000	12.1507	0

MFS/Sun Life Value Series	02	2007	16.9061	18.0350	556,141
MFS/Sun Life Value Series	02	2006	14.1391	16.9061	665,682
MFS/Sun Life Value Series	02	2005	13.4180	14.1391	864,916
MFS/Sun Life Value Series	02	2004	11.7506	13.4180	873,417
MFS/Sun Life Value Series	02	2003	9.4859	11.7506	728,480
MFS/Sun Life Value Series	02	2002	11.1037	9.4859	798,402
MFS/Sun Life Value Series	02	2001	12.1428	11.1037	761,810
MFS/Sun Life Value Series	02	2000	10.0000	12.1428	0

MFS/Sun Life Value Series	03	2007	16.7965	17.8999	101,563
MFS/Sun Life Value Series	03	2006	14.0616	16.7965	184,968
MFS/Sun Life Value Series	03	2005	13.3579	14.0616	217,101
MFS/Sun Life Value Series	03	2004	11.7098	13.3579	210,433
MFS/Sun Life Value Series	03	2003	9.4625	11.7098	196,432
MFS/Sun Life Value Series	03	2002	11.0876	9.4625	209,708
MFS/Sun Life Value Series	03	2001	12.1375	11.0876	201,491
MFS/Sun Life Value Series	03	2000	10.0000	12.1375	0

MFS/Sun Life Value Series	04	2007	16.7418	17.8325	724,038
MFS/Sun Life Value Series	04	2006	14.0229	16.7418	885,209
MFS/Sun Life Value Series	04	2005	13.3279	14.0229	1,004,386
MFS/Sun Life Value Series	04	2004	11.6894	13.3279	1,064,563
MFS/Sun Life Value Series	04	2003	9.4508	11.6894	1,096,909
MFS/Sun Life Value Series	04	2002	11.0796	9.4508	1,076,900
MFS/Sun Life Value Series	04	2001	12.1349	11.0796	1,045,431
MFS/Sun Life Value Series	04	2000	10.0000	12.1349	0

MFS/Sun Life Value Series	05	2007	16.6329	17.6984	1,430,835
MFS/Sun Life Value Series	05	2006	13.9458	16.6329	1,800,972
MFS/Sun Life Value Series	05	2005	13.2680	13.9458	2,022,385
MFS/Sun Life Value Series	05	2004	11.6487	13.2680	2,126,853
MFS/Sun Life Value Series	05	2003	9.4275	11.6487	2,237,046
MFS/Sun Life Value Series	05	2002	11.0634	9.4275	2,289,774
MFS/Sun Life Value Series	05	2001	12.1296	11.0634	2,162,824
MFS/Sun Life Value Series	05	2000	10.0000	12.1296	0

MFS/Sun Life Value Series	06	2007	16.4709	17.4992	565,181
MFS/Sun Life Value Series	06	2006	13.8309	16.4709	679,200
MFS/Sun Life Value Series	06	2005	13.1787	13.8309	742,489
MFS/Sun Life Value Series	06	2004	11.5880	13.1787	798,989
MFS/Sun Life Value Series	06	2003	9.3926	11.5880	802,335
MFS/Sun Life Value Series	06	2002	11.0393	9.3926	772,979
MFS/Sun Life Value Series	06	2001	12.1217	11.0393	653,988
MFS/Sun Life Value Series	06	2000	10.0000	12.1217	0

MFS/Sun Life Value Series S Class	01	2007	14.8608	15.8401	10,358
MFS/Sun Life Value Series S Class	01	2006	12.4403	14.8608	12,646
MFS/Sun Life Value Series S Class	01	2005	11.8162	12.4403	15,693
MFS/Sun Life Value Series S Class	01	2004	10.3627	11.8162	18,613
MFS/Sun Life Value Series S Class	01	2003	8.3680	10.3627	22,153
MFS/Sun Life Value Series S Class	01	2002	9.8049	8.3680	41,705
MFS/Sun Life Value Series S Class	01	2001	10.0000	9.8049	0

MFS/Sun Life Value Series S Class	02	2007	14.7407	15.6882	410,886
MFS/Sun Life Value Series S Class	02	2006	12.3585	14.7407	486,962
MFS/Sun Life Value Series S Class	02	2005	11.7563	12.3585	520,698
MFS/Sun Life Value Series S Class	02	2004	10.3258	11.7563	572,764
MFS/Sun Life Value Series S Class	02	2003	8.3509	10.3258	593,073
MFS/Sun Life Value Series S Class	02	2002	9.7998	8.3509	539,530
MFS/Sun Life Value Series S Class	02	2001	10.0000	9.7998	151,651

MFS/Sun Life Value Series S Class	03	2007	14.6613	15.5878	0
MFS/Sun Life Value Series S Class	03	2006	12.3043	14.6613	0
MFS/Sun Life Value Series S Class	03	2005	11.7166	12.3043	0
MFS/Sun Life Value Series S Class	03	2004	10.3014	11.7166	0
MFS/Sun Life Value Series S Class	03	2003	8.3396	10.3014	0
MFS/Sun Life Value Series S Class	03	2002	9.7963	8.3396	0
MFS/Sun Life Value Series S Class	03	2001	10.0000	9.7963	0

MFS/Sun Life Value Series S Class	04	2007	14.6216	15.5377	297,776
MFS/Sun Life Value Series S Class	04	2006	12.2773	14.6216	344,425
MFS/Sun Life Value Series S Class	04	2005	11.6967	12.2773	365,277
MFS/Sun Life Value Series S Class	04	2004	10.2891	11.6967	418,509
MFS/Sun Life Value Series S Class	04	2003	8.3339	10.2891	417,138
MFS/Sun Life Value Series S Class	04	2002	9.7946	8.3339	355,617
MFS/Sun Life Value Series S Class	04	2001	10.0000	9.7946	112,398

MFS/Sun Life Value Series S Class	05	2007	14.5426	15.4379	398,392
MFS/Sun Life Value Series S Class	05	2006	12.2232	14.5426	413,589
MFS/Sun Life Value Series S Class	05	2005	11.6570	12.2232	476,130
MFS/Sun Life Value Series S Class	05	2004	10.2646	11.6570	485,707
MFS/Sun Life Value Series S Class	05	2003	8.3225	10.2646	474,717
MFS/Sun Life Value Series S Class	05	2002	9.7912	8.3225	488,034
MFS/Sun Life Value Series S Class	05	2001	10.0000	9.7912	146,164

MFS/Sun Life Value Series S Class	06	2007	14.4248	15.2895	431,664
MFS/Sun Life Value Series S Class	06	2006	12.1426	14.4248	496,712
MFS/Sun Life Value Series S Class	06	2005	11.5977	12.1426	584,443
MFS/Sun Life Value Series S Class	06	2004	10.2280	11.5977	651,114
MFS/Sun Life Value Series S Class	06	2003	8.3054	10.2280	691,788
MFS/Sun Life Value Series S Class	06	2002	9.7860	8.3054	711,007
MFS/Sun Life Value Series S Class	06	2001	10.0000	9.7860	200,083

MFS/Sunlife - Blended Research Core Equity Series I Class	01	2007	10.2074	10.7060	148,554
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2006	9.0996	10.2074	147,133
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2005	8.5338	9.0996	149,573
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2004	7.6975	8.5338	151,636
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2003	6.3299	7.6975	133,694
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2002	8.1167	6.3299	143,884
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2001	9.7298	8.1167	169,670
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2000	10.0000	9.7298	0

MFS/Sunlife - Blended Research Core Equity Series I Class	02	2007	10.1080	10.5855	1,382,947
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2006	9.0247	10.1080	1,688,612
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2005	8.4763	9.0247	1,960,620
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2004	7.6573	8.4763	2,272,434
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2003	6.3064	7.6573	2,500,230
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2002	8.0989	6.3064	2,738,808
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2001	9.7233	8.0989	2,859,591
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2000	10.0000	9.7233	0

MFS/Sunlife - Blended Research Core Equity Series I Class	03	2007	10.0423	10.5061	97,676
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2006	8.9751	10.0423	130,294
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2005	8.4382	8.9751	135,995
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2004	7.6306	8.4382	134,418
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2003	6.2908	7.6306	196,418
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2002	8.0871	6.2908	251,705
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2001	9.7190	8.0871	287,352
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2000	10.0000	9.7190	0

MFS/Sunlife - Blended Research Core Equity Series I Class	04	2007	10.0095	10.4664	1,489,788
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2006	8.9503	10.0095	1,880,173
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2005	8.4192	8.9503	2,104,263
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2004	7.6173	8.4192	2,472,605
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2003	6.2830	7.6173	2,710,295
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2002	8.0811	6.2830	2,993,671
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2001	9.7168	8.0811	3,238,308
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2000	10.0000	9.7168	0

MFS/Sunlife - Blended Research Core Equity Series I Class	05	2007	9.9443	10.3876	3,346,408
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2006	8.9010	9.9443	4,177,886
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2005	8.3813	8.9010	4,703,546
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2004	7.5907	8.3813	5,259,870
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2003	6.2674	7.5907	5,757,625
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2002	8.0693	6.2674	6,256,339
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2001	9.7124	8.0693	7,010,803
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2000	10.0000	9.7124	0

MFS/Sunlife - Blended Research Core Equity Series I Class	06	2007	9.8472	10.2705	1,345,897
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2006	8.8275	9.8472	1,606,251
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2005	8.3247	8.8275	1,847,543
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2004	7.5509	8.3247	2,133,775
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2003	6.2440	7.5509	2,342,416
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2002	8.0515	6.2440	2,414,054
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2001	9.7059	8.0515	2,739,233
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2000	10.0000	9.7059	0

MFS/Sunlife - Blended Research Core Equity Series S Class	01	2007	12.0218	12.5782	24,598
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2006	10.7421	12.0218	24,185
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2005	10.1010	10.7421	25,026
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2004	9.1313	10.1010	24,039
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2003	7.5324	9.1313	1,350
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2002	9.6794	7.5324	1,382
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2001	10.0000	9.6794	0

MFS/Sunlife - Blended Research Core Equity Series S Class	02	2007	11.9247	12.4575	474,817
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2006	10.6715	11.9247	560,748
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2005	10.0497	10.6715	625,404
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2004	9.0988	10.0497	711,492
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2003	7.5170	9.0988	746,877
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2002	9.6743	7.5170	723,444
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2001	10.0000	9.6743	208,906

MFS/Sunlife - Blended Research Core Equity Series S Class	03	2007	11.8604	12.3778	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2006	10.6247	11.8604	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2005	10.0157	10.6247	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2004	9.0772	10.0157	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2003	7.5068	9.0772	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2002	9.6709	7.5068	0
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2001	10.0000	9.6709	0

MFS/Sunlife - Blended Research Core Equity Series S Class	04	2007	11.8283	12.3380	375,705
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2006	10.6013	11.8283	437,794
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2005	9.9987	10.6013	529,631
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2004	9.0664	9.9987	582,998
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2003	7.5016	9.0664	608,075
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2002	9.6692	7.5016	600,012
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2001	10.0000	9.6692	153,154

MFS/Sunlife - Blended Research Core Equity Series S Class	05	2007	11.7644	12.2587	387,265
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2006	10.5546	11.7644	461,051
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2005	9.9648	10.5546	509,479
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2004	9.0449	9.9648	568,430
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2003	7.4914	9.0449	615,935
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2002	9.6658	7.4914	662,683
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2001	10.0000	9.6658	209,644

MFS/Sunlife - Blended Research Core Equity Series S Class	06	2007	11.6691	12.1408	589,008
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2006	10.4850	11.6691	686,426
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2005	9.9141	10.4850	778,230
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2004	9.0126	9.9141	853,474
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2003	7.4760	9.0126	928,277
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2002	9.6607	7.4760	879,361
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2001	10.0000	9.6607	283,243

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TELEPHONE:
Toll Free (800) 752-7215

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PROSPECTUS
MAY 1, 2008
FUTURITY III

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals.

You may choose among a number of variable investment options and fixed interest options. The variable options are Sub-Accounts in the Variable Account, each of which invests in one of the following funds (the "Funds"):

Large-Cap Equity Funds	International/Global Equity Funds (continued)
AIM V.I. Capital Appreciation Fund	Fidelity VIP Overseas Portfolio, Service Class 2
AIM V.I. Core Equity Fund	Franklin Templeton VIP Trust Templeton Foreign
Alger American Income & Growth Portfolio[1]	Securities Fund – Class 2
AllianceBernstein VPS Growth and Income Portfolio	Franklin Templeton VIP Trust Templeton Growth
Fidelity VIP Contrafund® Portfolio, Service Class 2	Securities Fund – Class 2
Fidelity VIP Growth Portfolio, Service Class 2	Goldman Sachs VIT International Equity Fund[2]
Goldman Sachs VIT Capital Growth Fund	JPMorgan International Equity Portfolio[2]
Goldman Sachs VIT Growth and Income Fund[2]	International/Global Small/Mid-Cap Equity Funds
Goldman Sachs VIT Structured U.S. Equity Fund	First Eagle VFT Overseas Variable Series
JPMorgan U.S. Large Cap Core Equity Portfolio[2]	Lord Abbett Series Fund International Portfolio
Lord Abbett Series Fund Growth and Income Portfolio[3]	Specialty Sector Equity Funds
MFS® Capital Appreciation Portfolio - S Class	AllianceBernstein VPS Global Technology Portfolio
MFS® Growth Portfolio - S Class[4]	MFS® Utilities Portfolio - S Class
MFS® Massachusetts Investors Growth Stock	Real Estate Equity Funds
Portfolio - S Class	Sun Capital Global Real Estate Fund®[9]
MFS® Blended Research Core Equity Portfolio[5] - S Class	Bear Market Equity Funds
Rydex VT Nova Fund	Rydex VT NASDAQ-100® Fund[7]
SCSM Davis Venture Value Fund	Asset Allocation Funds
SCSM FI Large Cap Growth Fund	MFS® Total Return Portfolio - S Class
SCSM Lord Abbett Growth and Income Fund	Money Market Funds
SCSM Oppenheimer Large Cap Core Fund[8]	Sun Capital Money Market Fund®
Mid-Cap Equity Funds	Intermediate-Term Bond Funds
AIM V.I. Dynamics Fund	MFS® Government Securities Portfolio - S Class
Lord Abbett Series Fund Mid Cap Value Portfolio[3]	PIMCO VIT Total Return Portfolio
SCSM Blue Chip Mid Cap Fund	Sun Capital Investment Grade Bond Fund®
SCSM Goldman Sachs Mid Cap Value Fund	Inflation-Protected Bond Funds
Small-Cap Equity Funds	PIMCO VIT Real Return Portfolio
AIM V.I. Small Cap Growth Fund	High Yield Bond Funds
Alger American SmallCap Growth Portfolio[1],6	MFS® High Yield Portfolio - S Class
AllianceBernstein VPS Small Cap Growth Portfolio	PIMCO VIT High Yield Portfolio[3]
Goldman Sachs VIT Structured Small Cap Equity Fund[2]	SCSM PIMCO High Yield Fund
JPMorgan Small Company Portfolio[2]	Emerging Markets Bond Fund
MFS® New Discovery Portfolio - S Class	PIMCO VIT Emerging Markets Bond Portfolio
SCSM Oppenheimer Main Street Small Cap Fund
International/Global Equity Funds
AIM V.I. International Growth Fund
AllianceBernstein VPS International Growth Portfolio
________________________________________
1 Not available for further investment after May 1, 2002.
2 Not available to Contracts issued on or after May 1, 2001.
3 On July 2, 2007, a substitution order was filed with the SEC to approve the substitution of shares of SCSM Lord Abbett Growth and Income Fund, SCSM Goldman Sachs Mid Cap Value Fund, and SCSM PIMCO High Yield Fund for shares of Lord Abbett Series Fund Growth and Income Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio and PIMCO VIT High Yield Portfolio respectively. Lord Abbett Series Fund Growth and Income Portfolio, Lord Abbett Series Fund Mid Cap Value Portfolio and PIMCO VIT High Yield Portfolio are no longer available for investment.
4  Formerly MFS® Emerging Growth Series.
5  Formerly MFS® Massachusetts Investors Trust Series.
6  Formerly Alger American Small Capitalization Portfolio.
7  Formerly Rydex VT OTC Fund.
8  Formerly Sun Capital® All Cap Fund.
9  Formerly Sun Capital Real Estate Fund®.

AllianceBernstein, L.P., advises the AllianceBernstein VP Portfolios. Arnhold and S. Bleichroeder Advisers, LLC advises the First Eagle Variable Fund Trust.  Fidelity® Management & Research Company advises the Fidelity VIP Portfolios (with Fidelity Research & Analysis Company, Fidelity Management & Research (U.K.) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited serving as sub-advisers for all Fidelity VIP Portfolios). Fred Alger Management, Inc., advises the Alger American Funds. Goldman Sachs Asset Management, L.P., advises the Goldman Sachs VIT Funds. Invesco Aim Advisors, Inc., advises the AIM Variable Insurance Funds (with Invesco Trimark Investment Management Inc.; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited serving as sub-advisors). J.P. Morgan Investment Management Inc., advises the J.P. Morgan Series Trust II Portfolios. Lord, Abbett & Co. LLC advises the Lord Abbett Series Fund Portfolios.  Massachusetts Financial Services Company advises the MFS/Sun Life Funds. Pacific Investment Management Company LLC advises the PIMCO VIT Portfolios.  Rydex Investments advises the Rydex VT Portfolios.  Sun Capital Advisers LLC advises the Sun Capital Funds;  SCSM Davis Venture Value Fund (sub-advised by Davis Advisors); SC FI Large Cap Growth Fund (sub-advised by Pyramis Global Advisors, LLC); SCSM Oppenheimer Main Street Small Cap Fund and SCSM Oppenheimer Large Cap Core Fund (sub-advised by OppenheimerFunds, Inc.); SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC); SCSM Goldman Sachs Mid Cap Value Fund (sub-advised by Goldman Sachs Asset Management, L.P.); SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC); and the SCSM Blue Chip Mid Cap Fund (sub-advised by Wellington Management Company, LLP).  Templeton®  Investment Counsel, LLC, advises Templeton Foreign Securities Fund and Templeton®  Global Advisors Limited advises Templeton Growth Securities Fund.

Please refer to the appendix entitled "Previously Available Investment Options" for information about certain Funds that are no longer available in connection with new Contracts being issued, but that are still available under certain Contracts that are already outstanding.

The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

Please read this Prospectus and the Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

We have filed a Statement of Additional Information dated May 1, 2008 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 47 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Annuity Mailing Address") or by telephoning (800) 752-7215. In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following service address:

  SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
  P.O. Box 9133
  Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT YOUR CONTRACT [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS: THE FUNDS [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Contract [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates [INSERT PAGE NUMBER]
Other Programs [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Types of Withdrawals Not Subject to Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Administrative Expense Charge [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Charges for Optional Death Benefit Riders [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Fund Expenses [INSERT PAGE NUMBER]
Modification in the Case of Group Contracts [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
The Basic Death Benefit [INSERT PAGE NUMBER]
Optional Death Benefit Riders [INSERT PAGE NUMBER]
Spousal Continuance [INSERT PAGE NUMBER]
Calculating the Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE - ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuitant or Co-Annuitant [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Exchange of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Fund Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Reservation of Rights [INSERT PAGE NUMBER]
Right to Return [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Considerations [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACT [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACT [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CALCULATION OF BASIC DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX D - CALCULATION OF EEB OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX E - CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX F - CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX G - CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX H - CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT [INSERT PAGE NUMBER]
APPENDIX I - PREVIOUSLY AVAILABLE INVESTMENT OPTIONS [INSERT PAGE NUMBER]
APPENDIX J - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

The Futurity III Fixed and Variable Annuity Contract provides a number of important benefits for your retirement planning.  During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more Variable Account or Fixed Account options.  During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated.  The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a basic death benefit if you die during the Accumulation Phase.  You may enhance the basic death benefit by purchasing one or more optional death benefit riders.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase.  Currently, there is no minimum amount required for additional Purchase Payments.  However, we reserve the right to limit additional Purchase Payments to at least $1,000.  We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options:  The Funds

You can allocate your Purchase Payments among Sub-Accounts investing in a number of Fund options.  Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate series of securities portfolio of such a mutual fund.  The investment returns on the Funds are not guaranteed.  You can make or lose money.  You can make transfers among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

You can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods we make available from time to time.  Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish.  We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law.  Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.  We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods.  Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, if your Account Value is less than $75,000 on your Account Anniversary, we deduct a $35 Annual Account Fee.  After the fifth Account Year, we may increase the fee, but it will never exceed $50.  We will waive the Account Fee if your Contract was fully invested in the Fixed Account during the entire Account Year.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.00% of the average daily value of the Contract invested in the Variable Account, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more.  We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.  If you annuitize before your eighth Account Anniversary, we will deduct, during the Income Phase, an additional charge equal to an annual rate of 0.25% of your daily Account Value.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn.  For each Purchase Payment, the withdrawal charge (also known as a "contingent deferred sales charge") starts at 7% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year; however, we reserve the right to impose a charge of up to $15 per transfer.

If you elect one or more of the optional death benefit riders, we will deduct, during the Accumulation Phase, an additional charge of from the assets of the Variable Account ranging from an annual rate of 0.15% to 0.40% of the average daily value of your Contract, depending upon which optional death benefit rider(s) you have elected.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase:  Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options.  You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options.  If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds.  Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

During the Income Phase, the total insurance charges are deducted on a daily basis at an annual rate of 1.15% of your Account Value invested in the Variable Account (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit.  The amount of the death benefit depends upon your age on the Contract Date and whether you choose the basic death benefit or, for a fee, you enhance the death benefit by electing one or more of the optional death benefit riders available in your state.  If you are 85 or younger on your Contract Date, the basic death benefit pays the greatest of your Account Value, your total Purchase Payments (adjusted for withdrawals), or your cash Surrender Value, all calculated as of your Death Benefit Date. If you are 86 or older on your Contract Date, the basic death benefit is equal to the Surrender Value. You must make your election before the date on which your Contract becomes effective. The riders are only available if you are younger than 80 on the Contract Date. Any optional death benefit rider election may not be changed after your Contract is issued.

Withdrawals, Withdrawal Charge and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase.  You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge.  This "free withdrawal amount" equals 15% of the amount of all Purchase Payments you have made in the first Account Year. For all other Account Years, the "free withdrawal amount" equals the amount of all Purchase Payments made and not withdrawn prior to the last 7 Account Years plus the greater of (1) your Contract's earnings, minus any free withdrawals taken during the life of your Contract or (2) 15% of the amount of all Purchase Payments made during the last 7 Account Years (including the current year) minus any free withdrawals taken during the current Account Year. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see prospectus under "Market Value Adjustment"). You may also have to pay income taxes and tax penalties on money you withdraw.

Right to Return

Your Contract contains a "free look" provision.  If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in good order. (This amount may be more or less than the original Purchase Payment).  We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out.  If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as income.  If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.
___________

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contracts, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

     Sun Life Assurance Company of Canada (U.S.)
     P.O. Box 9133
     Wellesley Hills, Massachusetts  02481
     Toll Free (800) 752-7215

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):		0%

Maximum Withdrawal Charge (as a percentage of Purchase Payments):		7%*

Number of Complete Account Years Since Purchase Payment has been in the Account	Withdrawal Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

Maximum Fee Per Transfer (currently $0):		$15**

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):		0% - 3.5%***

*
A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for 7 Account Years, it may be withdrawn free of the withdrawal charge.  (See "Withdrawal Charges.")

**
Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer.  We do impose certain restrictions upon the number and frequency of transfers.  (See "Transfer Privilege.")

***
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See "Contract Charges -- Premium Taxes.")

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 50*

Variable Account Annual Expenses (as a percentage of average daily net Variable Account assets)

Mortality and Expense Risks Charge:	1.00%**
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses (without optional benefits):	1.15%

Charges for Optional Death Benefit Features

Rider(s) Elected	% of Average Daily Net Assets
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus MAV"	0.40%
"EEB Plus 5% Roll-Up"	0.40%

Maximum Charge for Optional Death Benefit Rider:	0.40%***

Total Variable Account Annual Expenses with Maximum Charge for Optional Death Benefit Riders:	1.55%

*
The Annual Account Fee is currently $35. After the fifth Account Year, the fee may be changed, but it will never be greater than $50.  The fee is waived if 100% of your Account Value has been allocated only to the Fixed Account during the entire Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See "Account Fee.")

**
If your initial Purchase Payment is $1,000,000 or more, the mortality and expense risks charge will be 0.85% of average daily net Variable Account assets. After annuitization, the sum of the mortality and expense risks charge and the administrative expenses charge will never be greater than 1.15% of average daily net Variable Account assets, regardless of the amount of your initial Purchase Payment.  If you annuitize prior to your eighth Account Anniversary, however, we will deduct an additional charge equal to 0.25% of your daily Account Value. (See "Mortality and Expense Risks Charge.")

***	The optional death benefit riders are defined under "Death Benefit." The charge varies depending upon the rider selected.

The table below shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.65%	1.51%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits. The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds fall within the range shown. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS.  WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses, and are based on a sample Contract with the maximum possible fees.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum charges for an optional death benefit (EEB and MAV and 5% Roll-Up, EEB Plus MAV, or EEB Plus with 5% Roll-Up).  If these optional benefits were not elected or fewer options were elected, the expense figures shown below would be lower.  The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds.  For purposes of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000.  In addition, this Example assumes no transfers were made and no premium taxes were deducted.  If these arrangements were considered, the expenses shown would be higher.  This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds.  If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$927	$1,518	$2,127	$3,489

(2)	If you annuitize your Contract or if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$319	$974	$1,654	$3,489

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts.  Your actual expenses may be greater or less than those shown.  The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance.  For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix J.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account F (the "Variable Account") offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner, covering all individuals participating under the Group Contract; each individual receives a Certificate that evidences his or her participation under the Group Contract.

In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as "Participants" and we address all Participants as "you"; we use the term "Contracts" to include Individual Contracts, Group Contracts, and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as "your" Account or a "Participant Account."

Your Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which you make payments under the Contract and allocate them to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make annuity payments based on the amount you have accumulated. Your Contract provides tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax deferral without the need for purchasing an annuity contract.

Your Contract also provides a basic death benefit if you die during the Accumulation Phase. You may enhance the basic death benefit by electing one or more optional death benefit riders and paying an additional charge for each optional death benefit rider you elect. Finally, if you so elect, during the Income Phase we will make annuity payments to you or someone else for life or for another period that you choose.

You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will change in response to changes in the return available from the different types of investments you select under your Contract. With these variable options, you assume all investment risk under your Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals in the Accumulation Phase, where you bear the risk of unfavorable interest rate changes. You may also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate. Our minimum guaranteed interest rate will never be less than that permitted by law.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all other Contracts as "Non-Qualified Contracts." A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

All materials sent to us, including Purchase Payments, must be sent to our Annuity Mailing Address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7215.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Annuity Mailing Address. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions, to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under a Contract, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions will be made from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses, optional benefit riders, and any applicable taxes. The Variable Account will be fully invested in Fund shares at all times.

VARIABLE ACCOUNT OPTIONS: THE FUNDS

The Contract offers Sub-Accounts that invest in a number of Fund investment options. Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund.

Information about the Funds, including a discussion of their management, investment objectives, expenses, and potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). The Fund Prospectuses should be read in conjunction with this Prospectus before you invest. A copy of each Fund Prospectus, as well as a Statement of Additional Information for each Fund, may be obtained without charge from the Company by calling (800) 752-7215 or by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481.

The Funds may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Participants and Payees and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Participants and Payees, including withdrawal of the Variable Account from participation in the underlying Funds which are involved in the conflict or substitution of shares of other Funds.

Certain of the investment advisers, transfer agents, or underwriters to the Funds may reimburse us for administrative costs in connection with administering the Funds as options under the Contracts. These amounts are not charged to the Funds or Participants, but are paid from assets of the advisers, transfer agents, or underwriters, except for the administrative costs of the Lord Abbett Series Trust Portfolios and the Rydex Funds, which are paid from Fund assets and reflected under "Fees and Expenses."

Certain publicly available mutual funds may have similar investment goals and principal investment policies and risks as one or more of the Funds, and may be managed by a Fund's portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the 4 highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

You may elect one or more Guarantee Period(s) from those we make available. From time to time, we may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, allocations or transfers into that Guarantee Period will not be permitted.  We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer special interest rates for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers and commencement of an annuity option, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the "Covered Person" dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant.

We will credit your initial Purchase Payment to your Account within 2 Business Days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 Business Days of when the Application is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000.  In addition, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods we offer, but we reserve the right to limit any allocation to a Guarantee Period to at least $1,000.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments (see "Contract Charges -- Premium Taxes"). In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the 2 components of your Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below under "Variable Account Value" and "Fixed Account Value."

Variable Account Value

     Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

     Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is currently 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a "Business Day." The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period, by (2) the net asset value per share of the Fund share at the end of the previous Valuation Period; then, for each day in the valuation period, we deduct a factor representing the asset-based insurance charges (the mortality and expense risk charges and the administrative expense charge) plus the applicable asset-based charge for certain optional benefit riders.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

     Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

A Guarantee Period begins the day we apply your allocation and ends when all calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Renewal Date.

Each additional Purchase Payment, transfer or renewal credited to your Fixed Account Value will result in a new Guarantee Period with its own Renewal Date. Amounts allocated at different times to Guarantee Periods of the same duration may have different Renewal Dates.

     Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

     Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that extend beyond your maximum Annuity Commencement Date will result in an application of a Market Value Adjustment upon annuitization or withdrawals.  We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

     Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

●	written notice electing a different Guarantee Period from among those we then offer, or

●	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract (see "Transfer Privilege.")

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

     Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to its Renewal Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or a decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Transfer Privilege

     Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	you may not make more than 12 transfers in any Account Year;

●	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

●	at least 30 days must elapse between transfers to and from Guarantee Periods;

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

●	we impose additional restrictions on market timers, which are further described below.

These restrictions do not apply to transfers made under any Optional ProgrAmerican At our discretion, we may waive some or all of these restrictions.

We reserve the right to waive these restrictions and exceptions at any time, as discussed under "Short-Term Trading," or to change them.  Any change will be applied uniformly.  We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. Transfers out of a Guarantee Period more than 30 days before its Renewal Dateor any time after the Renewal Date will be subject to the Market Value Adjustment described below. Under current law, there is no tax liability for transfers.

     Requests for Transfers

You may request transfers in writing or by telephone. If the request is by telephone, it must be made before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We will require personal identifying information to process a request for a transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

Your transfer request will be effective as of the close of the Business Day if we receive your transfer request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be effective on the next Business Day.

     Short-Term Trading

The Contracts are not designed for short-term trading.  If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to the Participants.  Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value.  As described under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Participants.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges (including transfers to and from the Fixed Account) more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant's value in the Sub-Account.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks.  The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Participants may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     Funds' Shareholder Trading Policies

In addition to the restrictions that we impose (as described under "Permitted Transfers" and "Short-Term Trading"), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the "Funds' Shareholder Trading Policies") are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds' Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds' request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund's Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund's Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under "Permitted Transfers" and under " Short-Term Trading." Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund's requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates

We may reduce or waive the withdrawal charge,  the administrative service fee or the annual Account Fee, credit additional amounts, or grant special Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions ("Eligible Employees") and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see "Withdrawals, Withdrawal Charge and Market Value Adjustment."

Other Programs

You may participate in any of the following Optional Programs free of charge.  Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 free transfers per year allowed under the section entitled "Transfer Privilege."

     Dollar-Cost Averaging

Dollar-cost averaging allows you to invest gradually, over time, in up to 12 Sub-Accounts. You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the progrAmerican  (We reserve the right to limit minimum investments to at least $1,000.) Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this progrAmerican At regular time intervals, we will transfer the same amount automatically to one or more Sub-Accounts that you choose, up to a maximum of 12 Sub-Accounts. The program continues until your Account Value allocated to the program is depleted or you elect to stop the progrAmerican The final amount transferred from the Fixed Account will include all interest earned.

No Market Value Adjustment (either positive or negative) will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging progrAmerican However, if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Fund investment option under the Contract, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. In general, since you transfer the same dollar amount to the variable investment options at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging progrAmerican

     Asset Allocation

One or more asset allocation programs may be available in connection with the Contract, at no extra charge. Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds, and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are "static" programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose, but we do not change your original percentage allocations among the Sub-Accounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party administrator who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party administrator may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Owners who elect an asset allocation program on or after that date. Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

     Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program.  Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically.  Under the Interest Out Program, we automatically pay you or reinvest interest credited for all Guarantee Periods you have chosen.  The withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options.  We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us.

     Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among all Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

     Principal Return Program

Under the Principal Return Program, we divide your Purchase Payments between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer. We then allocate to that Guarantee Period the portion of your Purchase Payment necessary so that, at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your original Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in the Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your original Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Principal Return Program is subject to availability.

WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

     Requesting A Withdrawal

At any time during the Accumulation Phase, you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Annuity Mailing Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge"), and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment"). Withdrawals also may have adverse income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.

     Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with tyour Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

     Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or MVA and then reduce the value of your Account by the gross amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Withdrawals may significantly reduce the death benefit amount.  In calculating the amount payable under the death benefit, we may reduce the benefit by an amount that is greater than the amount of the withdrawal, depending on the circumstances. Accordingly, you should refer to the more detailed discussions of the optional death benefit riders that appear elsewhere in this Prospectus for information about the effects that withdrawals will have on those benefits.

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal.

     Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted, and choose, to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

●	when the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;

●	when it is not reasonably practical to dispose of securities held by a Fund or to determine the value of the net assets of a Fund, because an emergency exists; or

●	when an SEC order permits us to defer payment for the protection of Participants.

We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

     Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See "Tax Considerations -- Tax-Sheltered Annuities.")

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

     Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge.

For convenience in discussing free withdrawal amounts, we refer to Purchase Payments made during the last 7 Account Years, including the current Account Year, as "New Payments," and we refer to Purchase Payments made before the last 7 Account Years as "Old Payments."

For the first Account Year, the free withdrawal amount is equal to 15% of the amount of all Purchase Payments you have made. For all other Account Years, the free withdrawal amount is equal to the greater of:

●	your Contract's earnings (defined below), minus any free withdrawals taken during the life of your Contract, or

●	15% of the amount of all New Payments minus any free withdrawals taken during the current Account Year.

Your Contract's earnings are equal to:

●	your Account Value, minus

●	all Purchase Payments made plus

●	all partial withdrawals and charges taken.

For an example of how we calculate the "free withdrawal amount," see Appendix B.

     Withdrawal Charge on Purchase Payment

If you withdraw more than the free withdrawal amount, we consider the excess amount to be withdrawn first from Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of New Payments withdrawn. Thus, the maximum amount on which we will impose the withdrawal charge will never exceed the total of New Payments that you have not previously withdrawn.

     Order of Withdrawal

When you take a withdrawal, we liquidate your Contract in the following order:

(1)	the free withdrawal amount, and

(2)	unliquidated payments on a first-in, first-out basis.

     Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the Account Year in which you made the Payment, but not the Account Year in which you withdraw it. Each Payment begins a new 7-year period and moves down the declining surrender charge scale as shown below at each Account Anniversary. Payments received during the current Account Year will be charged 7%, if withdrawn. On your next scheduled Account Anniversary, that Payment, along with any other Payments made during that Account Year, will be considered to be in their second Account Year and will have a 7% withdrawal charge. On the next Account Anniversary, these Payments will move into their third Account Year and will have a withdrawal charge of 6%, if withdrawn. This withdrawal charge decreases according to the number of Account Years the Purchase Payment has been held in your Account.  The Withdrawal Charge scales is as follows:

Number of Account Years
Payment Has Been	Withdrawal
In Your Contract	Charge
0-1	7%
1-2	7%
2-3	6%
3-4	6%
4-5	5%
5-6	4%
6-7	3%
7 or more	0%

For example, the percentage applicable to withdrawals of a Payment that has been in an Account for more than 2 Account Years but less than 3 will be 6%, regardless of the issue date of the Contract.

The withdrawal charge will never be greater than 7% of the Purchase Payments you make under your Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will apply only to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

     Nursing Home Waiver

If approved by your state, we will waive the withdrawal charge for a full withdrawal if:

●	at least one year has passed since we issued your Contract,

●	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state, and

●	your confinement to an eligible nursing home began after your Issue Date.

An "eligible nursing home" means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine.

     Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above or any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This waiver of the withdrawal charge applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

     Other Withdrawals

We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program, amounts we pay as a death benefit, except under the Cash Surrender method, or amounts you transfer among the Sub-Accounts, between the Sub Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging progrAmerican

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is higher than your Guaranteed Interest Rate, the Market Value Adjustment is likely to decrease your Account Value. If our current Guaranteed Interest Rate is lower, the Market Value Adjustment is likely to increase your Account Value.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

[(1 + I) ÷ (1 + J + b)](N/12)  -  1

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J
is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b
is a factor that currently is 0%, but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase. The "b" factor is the amount that will be used to cover market volatility (i.e., credit risk), basis risk, and/or liquidity costs.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary. In Account Years 1 through 5, the annual Account Fee is $35. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed $50. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the Account Fee if:

●	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

●	your Account Value is $75,000 or more on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% of your average daily Variable Account Value during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse us for expenses we incur in administering the Contracts, Participant Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.00%, if your initial Purchase Payment was less than $1,000,000, or 0.85% if your initial Purchase Payment was $1,000,000 or more. However, if you annuitize your Contract prior to your eighth Contract Anniversary, we will deduct an additional 0.25% during the Income Phase to offset the increased mortality risk during this phase. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract's Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contract may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contract. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Charges for Optional Death Benefit Riders

If you elect an optional death benefit rider, we will deduct, during the Accumulation Phase, a charge from the assets of the Variable Account depending upon which of the optional death benefit rider(s) you elect. The effective annual percentage rates of these charges are set out below.

% of Variable
Rider(s) You Elect*	Account Value
"EEB"	0.15%
"MAV"	0.15%
"5% Roll-Up"	0.15%
"EEB" and "MAV"	0.25%
"EEB" and "5% Roll-Up"	0.25%
"MAV" and "5% Roll-Up"	0.25%
"EEB Plus"	0.25%
"EEB" and "MAV" and "5% Roll-Up"	0.40%
"EEB Plus with MAV"	0.40%
"EEB Plus with 5% Roll-Up"	0.40%

*As defined under "Optional Death Benefit Riders."

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses

There are fees and charges deducted from each Fund. These fees and expenses are described in the Fund prospectus(es) and related Statements of Additional Information.

Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Participants. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Covered Person dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death of the Covered Person, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if the Covered Person dies during the Income Phase. However, the Beneficiary will receive any annuity payments provided under an Annuity Option that is in effect. If the Contract names more than one Covered Person, we will pay the death benefit upon the first death of such Covered Persons.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the death of the Covered Person in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the death of the Covered Person and it remains in effect. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we reserve the right to provide a lump sum to your Beneficiary.

The amount of the death benefit is determined as of the Death Benefit Date.

The Basic Death Benefit

In general, if you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date; and

(3)
your total Purchase Payments (adjusted for partial withdrawals) as of the Death Benefit Date. See "Calculating the Death Benefit." Because of the way that Adjusted Purchase Payments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

For examples of how to calculate this basic death benefit, see Appendix C.

If you were 86 or older on your Contract Date, the death benefit is equal to amount (2) above. Because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

Optional Death Benefit Riders

Subject to availability in your state, you may enhance the "Basic Death Benefit" by electing one or more of the following optional death benefit riders. You must make your election before the date on which your Contract becomes effective. You will pay a charge for each optional death benefit rider you elect. (For a description of these charges, see "Charges for Optional Death Benefit Riders.") The riders are available only if you are younger than 80 on the Contract Date. Any optional death benefit election may not be changed after the Contract is issued. The death benefit under all optional death benefit riders will be adjusted for all partial withdrawals as described in this Prospectus under the heading "Calculating the Death Benefit." For examples of how the death benefit is calculated under the optional death benefit riders, see Appendices D -- H.

If your Contract is a Qualified Contract, required minimum distributions under the Internal Revenue Code may affect the value of this optional Benefit to you.  Please refer to "Impact of Optional Death Benefit Riders" under "TAX CONSIDERATIONS" for more information regarding tax issues that you should consider before electing this optional Benefit.

     Maximum Anniversary Account Value ("MAV") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●
your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for any subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date.

     5% Premium Roll-Up ("5% Roll-Up") Rider

Under this rider, the death benefit will be the greater of:

●	the amount payable under the basic death benefit above, or

●	the sum of your total Purchase Payments plus interest accruals, adjusted for partial withdrawals.

Under this rider, interest accrues at a rate of 5% per year on Purchase Payments and transfers to the Variable Account while they remain in the Variable Account. The 5% interest accruals will continue until the earlier of:

●	the first day of the month following your 80th birthday, or

●	the day the death benefit amount under this rider equals twice the total of your Purchase Payments and transferred amounts, adjusted for withdrawals.

     Earnings Enhancement ("EEB") Rider

If you elect this EEB Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB amount." Calculated as of your Death Benefit Date, the "EEB amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 25% of the Net Purchase Payments prior to your death.

     Earnings Enhancement Plus ("EEB Plus") Rider

If you elect this EEB Plus Rider, your death benefit will be the amount payable under the basic death benefit, PLUS the "EEB Plus amount." Calculated as of the Death Benefit Date, the "EEB Plus amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus amount" will be 40% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 100% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made within the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus amount" will be 25% of the difference between your Account Value and your Net Purchase Payments, up to a cap. The cap is 40% of the Net Purchase Payments made prior to your death. After the 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus With MAV ("EEB Plus MAV") Rider

If you elect this EEB Plus MAV Rider, your death benefit will be the death benefit payable under the MAV Rider plus the "EEB Plus MAV amount." Calculated as of your Death Benefit Date, the "EEB Plus MAV amount" is as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus MAV amount" will be 40% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus MAV amount" will be 25% of the difference between the death benefit payable under the MAV Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Earnings Enhancement Plus with 5% Roll-Up ("EEB Plus 5% Roll-Up") Rider

If you elect this EEB Plus 5% Roll-Up Rider, your death benefit will be the death benefit payable under the 5% Roll-Up Rider plus the "EEB Plus 5% Roll-Up amount." Calculated as of your Death Benefit Date, the "EEB Plus 5% Roll-Up amount" is determined as follows:

●
If you are 69 or younger on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 40% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 100% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 100% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

●
If you are between the ages of 70 and 79 on your Contract Date, the "EEB Plus 5% Roll-Up amount" will be 25% of the difference between the death benefit payable under the 5% Roll-Up Rider and your Net Purchase Payments, up to a cap. The cap is 40% of Net Purchase Payments made prior to your death. After your 7th Contract year, the cap is 40% of the difference between your Net Purchase Payments and any Purchase Payments made in the twelve months prior to your death.

     Selecting Multiple Death Benefit Riders

The MAV Rider, the 5% Roll-Up Rider, and the EEB Rider can be combined. If you elect more than one of these three optional death benefit riders, your death benefit will be calculated as follows:

●	MAV Rider combined with 5% Roll-Up Rider: The death benefit will equal the greater of the death benefit under the MAV Rider and the death benefit under the 5% Roll-Up Rider.

●
MAV Rider combined with EEB Rider: The death benefit will equal the death benefit under the MAV Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the MAV Rider.

●
EEB Rider combined with 5% Roll-Up Rider: The death benefit will equal the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider.

●
MAV Rider, the 5% Roll-Up Rider and the EEB Rider: The death benefit will equal the greater of the death benefit under the MAV Rider or the death benefit under the 5% Roll-Up Rider, plus the "EEB amount." The "EEB amount" is calculated using the Account Value before the application of the 5% Roll-Up Rider and the MAV Rider.

The EEB Plus, EEB Plus MAV, and EEB Plus 5% Roll-Up Riders are designed to be "comprehensive" riders and may not be combined with each other or with any of the other death benefit riders.

Spousal Continuance

If you are the Covered Person and your spouse is the Beneficiary, upon your death,. your spouse may elect to continue the Contract as the Participant and Covered Person, rather than receive the death benefit amount. In that case, we will not pay a death benefit, but the Contract's Account Value will be equal to your Contract's death benefit amount, as defined under the "Basic Death Benefit" or any optional death benefit rider you have selected. All Contract provisions, including any optional death benefit riders you have selected (subject to the optional death benefit rider age restriction), will continue as if your surviving spouse had purchased the Contract on the Death Benefit Date with a deposit equal to the death benefit amount. For purposes of calculating death benefits and expenses from that date forward, your surviving spouse's age on the original effective date of the Contract will be used. Upon surrender or annuitization, this step-up to the surviving spouse will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under option (3) of the "Basic Death Benefit" or any of the optional death benefit riders, any partial withdrawals will reduce the death benefit amount to an amount equal to the death benefit amount immediately before the withdrawal multiplied by the ratio of the Account Value immediately after the withdrawal to the Account Value immediately before the withdrawal. Because of the way these adjustments are computed, a withdrawal may cause the basic death benefit to decrease by more than the amount of the withdrawal.

If the death benefit is the amount payable under options (2) or (3) of the "Basic Death Benefit" or under any of the optional death benefit riders, your Account Value may be increased by the excess, if any, of that amount over option (1) of the "Basic Death Benefit." Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Such increase will be made only if the Beneficiary elects to annuitize, elects to defer annuitization, or elects to continue the Contract. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the available Money Market Fund investment option (without the application of a Market Value Adjustment). If a survivng spouse, as the named Beneficiary, elects to continue the Contract after the Covered Person's death, the surviving spouse may transfer any such Fixed Account portion back to the Fixed Account and begin a new Guarantee Period.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "The Income Phase -- Annuity Provisions."

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction.  If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option.

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within 5 years after your death, or (2) if in the form of an annuity, over a period not greater than the life or expected life of the "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see "Spousal Continuance," above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, these distribution rules apply upon the death of -any Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person's death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly annuity payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. (Also, a Beneficiary receiving payments after the Annuitant's death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under "Annuity Options.") You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See "Withdrawals, Withdrawal Charge and Market Value Adjustment.")

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the "Payee." If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

●	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

●
The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 95th birthday ("maximum Annuity Commencement Date") or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

●	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

●	We must receive your notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

     Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

     Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

     Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

     Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a variable annuity basis, the Annuitant may elect to receive, at any time, some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for the payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax. The 5, 6, 7, 8 and 9-year period certain options are not available if your Account has been issued within the past 7 years unless (a) you or your Beneficiary are selecting this Annuity Option to be used as the method of payment for the death benefit and (b) your Beneficiary's life expectancy on the date of the first payment exceeds the selected period.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

     Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	We deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed.

●	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change.

●	We deduct any applicable premium tax or similar tax if not previously deducted.

     Variable Annuity Payments

On the Annuity Commencement Date, we will exchange your Account's Variable Annuity Units for annuitization units which have annual insurance charges of 1.15% of your average daily net assets (1.00% if your initial Purchase Payment was $1,000,000 or more). If your Annuity Commencement Date is within 7 years of the Contract Date, the annual insurance charges will be increased by 0.25%. Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. See "Annuity Payment Rates."

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

     Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 2.5% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

     Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Exchange of Variable Annuity Units

During the Income Phase, the Annuitant may exchange Annuity Units in one Sub-Account for Annuity Units in another Sub-Account, up to 12 times each Account Year. Any such exchanges may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the "Funds' Shareholder Trading Policies"). The applicability of the Funds' Shareholder Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this prospectus under "Funds' Shareholder Trading Policies." For the reasons discussed there, you should review and comply with each Fund's Shareholder Trading Policies, which are disclosed in the Funds' current prospectuses.

To make an exchange, the Annuitant sends us, at our Annuity Mailing Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.

Before exchanging Annuity Units in one Sub-Account for those in another, the Annuitant should carefully review the relevant Fund prospectuses for the investment objectives and risk disclosure of the Funds in which the Sub-Accounts invest.

During the Income Phase, we permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee of $35 in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments.

Annuity Payment Rates

The Contracts contain Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (3% per year, compounded annually), and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 2.5% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (see "Other Contract Provisions -- Modification").

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contracts also describe the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Annuity Options A, B and C is the Annuity 2000 Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the covered person's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the Annuity Commencement Date; and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Change of ownership may affect the availability of optional death benefit riders or the expenses incurred with the optional death benefit riders.

Voting of Fund Shares

We will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions, in the case of a Group Contract where the Owner has reserved this right. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners, Participants and Payees, as applicable.

Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Fund shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners under Group Contracts and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Fund. We will determine the number of Fund shares as to which each such person is entitled to give instructions as of the record date set by the Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one Fund share as of the same date. On or after the Annuity Commencement Date, the number of Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Fund share as of the same date. After the Annuity Commencement Date, the number of Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers).  Such confirmations will be sent within two business days after the transaction occurs.

In addition, within 5 business days after each Account Quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class.  Each quarterly statement will detail transactions that occurred during the last Account Quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contract. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see "Change in Operation of Variable Account"); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any 2 or more variable accounts or Sub-Accounts; (2) add or delete Funds, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Annuity Mailing Address, as shown on the cover of this Prospectus, within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. If applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations."

     Deductibility of Purchase Payments

For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.  Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income.  Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

     Pre-Distribution Taxation of Contracts

Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract.  However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract.  For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     Distributions and Withdrawals from Non-Qualified Contracts

The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date, must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a "full surrender"), the taxable portion will equal the amount you receive less the "investment in the contract" (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59½, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above).

Death benefits paid upon the death of a contract Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Partcipant's or Annuitant's death, i.e., the investment in the Contract must still be determined by reference to the Participant's investment in the contract.  Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract.  If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract.  In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     Distributions and Withdrawals from Qualified Contracts

In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

If you receive a distribution from a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an individual retirement annuity "IRA" and roll over some or all that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

●	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

●	any required minimum distribution; or

●	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

     Withholding

In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your surviving spouse Beneficiary may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a Participant from being treated as the owner of separate account assets under an "owner control" test.  If a Participant is treated as the owner of separate account assets for tax purposes, the Participant would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable Participant will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Revenue Ruling 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

Revenue Ruling 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Revenue Ruling 2003-91 should prevent the holding in Revenue Ruling 2003-91 from applying.  Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract.  In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future.  Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account.  You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     Qualified Retirement Plans

"Qualified Contracts" are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code.  Annuity contracts also receive tax-deferral treatment.  It is not necessary that you purchase an annuity contract to receive the tax-deferral treatment available through a Qualified Contract.  If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral.  Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     Pension and Profit-Sharing Plans

Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans.

     Tax-Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

If the Contracts are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59½, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions.  It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. The Internal Revenue Service has not issued specific rules defining financial hardship, but those rules do not become effective until January 1, 2009.  Until then, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code.  Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code.  This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance.  Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

The Internal Revenue Service has issued comprehensive regulations that are generally effective January 1, 2009, to 403(b) plans and annuities, but that may apply to a Section 403(b) annuity issued before that date.  You should consult with a qualified tax professional about those regulations.

     Individual Retirement Arrangements

Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called "traditional" individual retirement program, including Individual Retirement Accounts and Annuities, Simplified Employee Pension Plans, and SIMPLE Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled "Right to Return." If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Roth Individual Retirement Arrangements

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you convert a traditional Individual Retirement Annuity Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract's account balance.  Thus, you should consult with a qualified tax professional prior to any conversion.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account's trustee or custodian.

     Impact of Optional Death Benefit Riders

Qualified Contracts. If your Contract is a traditional IRA annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract's value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account's trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account's RMD calculations.

Effective with the 2006 distribution calendar year, the actuarial present value as of 12/31 of any additional benefits that are provided under your Contract (such as optional death benefits) will be added to the Contract's Account Value as of 12/31 in order to calculate the RMD amount. There are two exceptions to the requirement that the actuarial present value of an additional benefit must be added to the Account Value for RMD calculation purposes. First, if the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 Account Value. Second, if (1) the Contract provides only for additional benefits that are each reduced on a proportional basis in the event of distributions, with or without a return of premium death benefit that is not reduced in amount proportionately in the event of distributions and (2) the actuarial present value of all the Contract's additional benefits is no more than 20% of the 12/31 Account Value, then the additional benefits are disregarded and the RMD calculation uses only the 12/31 Account Value. When we notify you of the RMD amount for a distribution calendar year, we will inform you if the calculation included the actuarial present value of additional benefits. Because of the above requirements, your initial or renewal election of an optional rider could cause your RMD amount to be higher than it would be without such an election. Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional rider, you should consult with a qualified tax professional as to the possible effect of that rider on your yearly RMD amounts.

You may take an RMD amount calculated for a particular IRA annuity from that annuity or from another IRA account or IRA annuity of yours.  Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours.  If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

If your Contract is a traditional Individual Retirement Annuity or is held by your traditional Individual Retirement Account and you might convert in the future to a Roth IRA (see "Roth Individual Retirement Arrangements"), then your initial or renewal election of an optional rider could cause your taxable income upon conversion to be higher than it would be without such an election.  Prior to electing to participate in (or, if applicable, prior to renewing your participation in) any optional death benefit, you should consult with a qualified tax professional as to the possible effect of that benefit on conversion taxable income.

Non-Qualified Contracts.  We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and you information about your withdrawal.  Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity's cash value (determined without regard to surrender charges) exceeds the investment in the contract.  There is no definition of "cash value" in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract.  However, there can be no assurance that the IRS will agree that this is the correct cash value.  The IRS could, for example, determine that the cash value is the Account Value plus an additional amount representing the value of an optional rider.  If this were to occur, election of an optional rider could cause any withdrawal to have a higher proportion of the withdrawal derived from taxable investment earnings.  Prior to electing to participate in an optional rider , you should consult with a qualified tax professional as to the meaning of "cash value."

Puerto Rico Tax Considerations

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code.  We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code. See the applicable text of this Prospectus under the heading "Federal Tax Status" dealing with such Arrangements and their RMD requirements.. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico 1994 Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts".  You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on you U.S. and Puerto Rico income tax situation/

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACT

We perform certain administrative functions relating to the Contract, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACT

Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority ("FINRA") and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract.  The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Participant or the separate account.  The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as "override" compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars.  The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading "Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates."  During 2005, 2006, and 2007, approximately $66,283, $76,111, and $34,073, respectively, in commissions were paid to but not retained by Clarendon in connection with the distribution of the Contracts.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: Washington, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Chicago, Illinois -- 500 West Madison Street, Chicago, IL 60661. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http:// www.sec.gov).

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company's Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC pursuant to Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") is incorporated herein by reference. All documents or reports we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this prospectus and prior to the termination of the offering, shall be deemed incorporated by reference into the prospectus.

The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the documents referred to above which have been incorporated by reference into this Prospectus, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such documents should be directed to the Secretary, Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, telephone (800) 225-3950.

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the SAI should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2007 are also included in the SAI.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)
Advertising and Sales Literature
Calculations
   Example of Variable Accumulation Unit Value Calculation
   Example of Variable Annuity Unit Calculation
   Example of Variable Annuity Payment Calculation
Distribution of the Contracts
Designation and Change of Beneficiary
Custodian
Independent Registered Public Accounting Firm
Financial Statements

This Prospectus sets forth information about the Contract and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contract and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, MA 02481

Please send me a Statement of Additional Information for
Futurity III Variable and Fixed Annuity
Sun Life of Canada (U.S.) Variable Account F.

Name

Address

City                                                                     State               Zip

Telephone

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period 365 days from the date on which we issued your Contract. Your Account Anniversary is the last day of an Account Year. Each Account Year after the first is the 365-day period that begins on your Account Anniversary. For example, if the Contract Date is on March 12, the first Account Year is determined from the Contract Date and ends on March 12 of the following year. Your Account Anniversary is March 12 and all Account Years after the first are measured from March 12. (If the Anniversary Date falls on a non-business day, the previous business day will be used.)

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant/Payee during the Income Phase.

ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for a Certificate issued under a Non-Qualified Contract, who is the "designated beneficiary" for purposes of Section 72(s) of the Code in the event of the Participant's death. Notwithstanding the foregoing, if there are Co-Participants of a Non-Qualified Contract, the surviving Co-Participant will be deemed the beneficiary under the preceding sentence and any other designated beneficiary will be treated as a contingent beneficiary.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY ("WE," "US," "SUN LIFE (U.S.)"): Sun Life Assurance Company of Canada (U.S.).

CONTRACT: Any Individual Contract, Group Contract, or Certificate issued under a Group Contract.

CONTRACT DATE: The date on which we issue your Contract. This is called the "Date of Coverage" in the Contract.

COVERED PERSON: The person(s) identified as such in the Contract whose death will trigger the death benefit provisions of the Contract and whose medically necessary stay in a hospital or nursing facility may allow the Participant to be eligible for a waiver of the withdrawal charge. The Participant/Owner is the Covered Person unless there is a non-natural Owner, such as a trust, in which case the Annuitant is the Covered Person.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Covered Person's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in one lump sum.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

FUND: A registered management investment company, or series thereof, in which assets of a Sub-Account may be invested.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT (NET PAYMENTS): The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

*OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner. If there are two Participants, the death benefit is paid upon the death of either Participant.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant, or on the Annuity Commencement Date.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

RENEWAL DATE: The last day of a Guarantee Period.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Fund.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* You specify these items on the Application, and may change them, as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal Charge Calculation

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents three examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

					Payment
	Hypothetical		Cumulative	Free	Subject To	Withdrawal	Withdrawal
Account	Account	Annual	Annual	Withdrawal	Withdrawal	Charge	Charge
Year	Value	Earnings	Earnings	Amount	Charge	Percentage	Amount
(a) 1	$41,000	$1,000	$ 1,000	$ 6,000	$35,000	7.00%	$2,450
2	$45,100	$4,100	$ 5,100	$ 6,000	$39,100	7.00%	$2,737
3	$49,600	$4,500	$ 9,600	$ 9,600	$40,000	6.00%	$2,400
(b) 4	$52,100	$2,500	$12,100	$12,100	$40,000	6.00%	$2,400
5	$57,300	$5,200	$17,300	$17,300	$40,000	5.00%	$2,000
6	$63,000	$5,700	$23,000	$23,000	$40,000	4.00%	$1,600
7	$66,200	$3,200	$26,200	$26,200	$40,000	3.00%	$1,200
(c) 8	$72,800	$6,600	$32,800	$32,800	$ 0	0.00%	$ 0

(a) The free withdrawal amount in any year is equal to the greater of (1) the Contract's earnings that were not previously withdrawn, and (2) 15% of any Purchase Payments made in the last 7 Account Years ("New Payments"). In Account Year 1, the free withdrawal amount is $6,000, which equals 15% of the Purchase Payment of $40,000. On a full withdrawal of $41,000, the amount subject to a withdrawal charge is $35,000, which equals the Account Value of $41,000 minus the free withdrawal amount of $6,000.

(b) In Account Year 4, the free withdrawal amount is $12,100, which equals the prior Contract's cumulative earnings to date. On a full withdrawal of $52,100, the amount subject to a withdrawal charge is $40,000.

(c) In Account Year 8, the free withdrawal amount is $32,800, which equals the Contract's cumulative earnings to date. On a full withdrawal of $72,800, the amount subject to a withdrawal charge is $0, since the New Payments equal $0.

Partial Withdrawal

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fourth Account Year, and there are a series of 4 partial withdrawals made during the fourth Account Year of $4,000, $9,000, $12,000, and $20,000.

					Remaining
	Hypothetical				Free	Amount of			Hypothetical
	Account				Withdrawal	Withdrawal			Account
	Value				Amount	Subject to	Withdrawal	Withdrawal	Value
	Before		Cumulative	Amount of	After	Withdrawal	Charge	Charge	After
Year	Withdrawal	Earnings	Earnings	Withdrawal	Withdrawal	Charge	Percentage	Amount	Withdrawal
1	$41,000	$1,000	$ 1,000	$ 0	$6,000	$ 0	7.00%	$ 0	$41,000
2	$45,100	$4,100	$ 5,100	$ 0	$6,000	$ 0	7.00%	$ 0	$45,100
3	$49,600	$4,500	$ 9,600	$ 0	$9,600	$ 0	6.00%	$ 0	$49,600
(a) 4	$50,100	$ 500	$10,100	$ 4,000	$6,100	$ 0	6.00%	$ 0	$46,100
(b) 4	$46,900	$ 800	$10,900	$ 9,000	$ 0	$ 2,100	6.00%	$ 126	$37,900
(c) 4	$38,500	$ 600	$11,500	$12,000	$ 0	$11,400	6.00%	$ 684	$26,500
(d) 4	$26,900	$ 400	$11,900	$20,000	$ 0	$19,600	6.00%	$1,176	$ 6,900

(a)
In Account Year 4, the free withdrawal amount is $10,100, which equals the Contract's cumulative earnings to date. The partial withdrawal amount of $4,000 is less than the free withdrawal amount, so there is no withdrawal charge.

(b)
Since a partial withdrawal of $4,000 was taken, the remaining free withdrawal amount in Account Year 4 is $10,900 - $4,000 = $6,900. Therefore, $6,900 of the $9,000 withdrawal is not subject to a withdrawal charge, and $2,100 is subject to a withdrawal charge. Of the $13,000 withdrawn to date, $10,900 has been from the free withdrawal amount and $2,100 has been from deposits.

(c)
Since $10,900 of the 2 prior Account Year 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account year 4 is $11,500 - $10,900 = $600. Therefore, $600 of the $12,000 withdrawal is not subject to a withdrawal charge, and $11,400 is subject to a withdrawal charge. Of the $25,000 withdrawn to date, $11,500 has been from the free withdrawal amount and $13,500 has been from deposits.

(d)
Since $11,500 of the 3 prior Account Years' 4 partial withdrawals was taken from the free withdrawal amount, the remaining free withdrawal amount in Account Year 4 is $11,900 - $11,500 = $400. Therefore, $400 of the $20,000 withdrawal is not subject to a withdrawal charge, and $19,600 is subject to a withdrawal charge. Of the $45,000 withdrawn to date, $11,900 has been from the free withdrawal amount and $33,100 has been from deposits.

Note that if the $6,900 hypothetical Account Value after withdrawal were withdrawn, it would all be from deposits and subject to a withdrawal charge. The withdrawal charge would be 6% of $6,900, which equals $414. The total Account Year 4 withdrawal charges would then be $2,400, which is the same amount that was assessed for a full liquidation in Account Year 4 in the example of a full withdrawal on the previous page.

Part 2 - Fixed Account - Examples of the Market Value Adjustment ("MVA")

The MVA Factor is:
[(1 + I) ÷ (1 + J + b)](N/12)  -  1

These examples assume the following:

●	The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

●	The date of surrender is 2 years from the Expiration Date (N = 24).

●	The value of the Guarantee Amount on the date of surrender is $11,910.16.

●	The interest earned in the current Account Year is $674.16.

●	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

●	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Negative MVA:

Assume that on the date of surrender, the current rate (J) is 8% or .08 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .08)](24/12) - 1
=	(.9812) - 1
=	.963 -1
=	-.037

The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x (-.037) = -$415.73

-$415.73 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x (-.037) = -$49.06. -$49.06 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor =	[(1 + I) ÷ (1 + J + b)](N/12) - 1
=	[(1 + .06) ÷ (1 + .05)](24/12) - 1
=	(1.0102) - 1
=	1.019 - 1
=	.019

The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

APPENDIX C -
CALCULATION OF BASIC DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts, that no Withdrawals are made and that the Account Value on the Death Benefit Date is $80,000.00. The calculation of the Death Benefit to be paid is as follows:

The Basic Death Benefit is the greatest of:
Account Value	= $ 80,000.00
Cash Surrender Value*	= $ 76,100.00
Purchase Payments	= $100,000.00
The Basic Death Benefit would therefore be:	$100,000.00

Example 2:

Assume a Purchase Payment of $60,000.00 is made on the Contract Date and an additional Purchase Payment of $40,000.00 is made one year later. Assume that all of the money is invested in the Sub-Accounts and that the Account Value is $80,000.00 just prior to a $20,000.00 withdrawal. The Account Value on the Death Benefit Date is $60,000.00.

The Basic Death Benefit is the greatest of:
Account Value	= $ 60,000.00
Cash Surrender Value*	= $ 56,365.00
Adjusted Purchase Payments**	= $ 75,000.00
The Basic Death Benefit would therefore be:	$ 75,000.00

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals".

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) $100,000.00 x ($60,000.00 ÷ $80,000.00).

APPENDIX D -
CALCULATION OF EEB OPTIONAL DEATH BENEFIT

Example 1:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000
~ plus ~
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $135,000 + $14,000 = $149,000.

Example 2:

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts and that the Account Value is $135,000 just prior to a $20,000 withdrawal. The Account Value on the Death Benefit Date is $115,000. Assume death occurs in Account Year 7. In addition, this Contract was issued prior to the owner's 70th birthday.

The Death Benefit Amount will be the greatest of:
Account Value	= $115,000
Cash Surrender Value*	= $112,000
Total of Adjusted Purchase Payments**	= $ 85,185
The Death Benefit Amount would therefore	= $115,000
~ plus ~
The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 29,815
40% of the above amount	= $ 11,926
Cap of 40% of Adjusted Purchase Payments	= $ 34,074
The lesser of the above two amounts = the EEB amount	= $ 11,926

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB amount = $115,000 + $11,926 = $126,926.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals".

**Adjusted Purchase Payments can be calculated as follows: Payments x (Account Value after withdrawal ÷ Account Value before withdrawal) = $100,000 x ($115,000 divided by $135,000) = $85,185.

APPENDIX E -
CALCULATION OF EEB AND MAV AND 5% ROLL-UP DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested in Variable Accounts. No withdrawals are made. The Account Value at the Death Benefit Date is $135,000, the value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000, and the Maximum Anniversary Value is $142,000. Assume death occurs in Account Year 7. The calculation of the death benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
Maximum Anniversary Value	= $142,000
The Death Benefit Amount would therefore	= $142,000

~ plus ~

The EEB amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 40% of Adjusted Purchase Payments	= $ 40,000
The lesser of the above two amounts = the EEB amount	= $ 14,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB amount = $142,000 + $14,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX F -
CALCULATION OF EEB PLUS OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
The Death Benefit Amount would therefore	= $135,000

~ plus ~

The EEB Plus amount, calculated as follows:
Account Value minus Adjusted Purchase Payments	= $ 35,000
40% of the above amount	= $ 14,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus amount	= $ 14,000

The total Death Benefit would be the amount paid on the Basic Death Benefit plus the EEB Plus amount = $135,000 + $14,000 = $149,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX G -
CALCULATION OF EEB PLUS WITH MAV OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The Maximum Anniversary Value on the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
Maximum Anniversary Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

~ plus ~

The EEB Plus MAV amount, calculated as follows:
Death Benefit Amount before EEB minus Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus MAV amount	= $ 16,000

The total Death Benefit would be the amount paid on the Maximum Anniversary Rider plus the EEB Plus MAV amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX H -
CALCULATION OF EEB PLUS WITH 5% ROLL-UP OPTIONAL DEATH BENEFIT

Assume a Purchase Payment of $60,000 is made on the Contract Date, and an additional Purchase Payment of $40,000 is made one year later. Assume that all of the money is invested into the Sub-Accounts, no withdrawals are made and the Account Value on the Death Benefit Date is $135,000. The value of the Purchase Payments accumulated at 5% until the Death Benefit Date is $140,000. In addition, this Contract was issued prior to the Owner's 70th birthday. Assume death occurs in Account Year 7. The calculation of the Death Benefit to be paid is as follows:

The Death Benefit Amount will be the greatest of:
Account Value	= $135,000
Cash Surrender Value*	= $132,000
Total of Adjusted Purchase Payments	= $100,000
5% Premium Roll-up Value	= $140,000
The Death Benefit Amount would therefore	= $140,000

~ plus ~

The EEB Plus 5% Roll-Up amount, calculated as follows:
Death Benefit Amount before EEB minus
Adjusted Purchase Payments	= $ 40,000
40% of the above amount	= $ 16,000
Cap of 100% of Adjusted Purchase Payments	= $100,000
The lesser of the above two amounts = the EEB Plus 5% Roll-Up amount	= $ 16,000

The total Death Benefit would be the amount paid on the 5% Roll-Up Rider plus the EEB Plus 5% Roll-Up amount = $140,000 + $16,000 = $156,000.

*Cash Surrender Value is the amount we would pay you if you surrendered your entire Account Value. For a description of how Cash Surrender Value is calculated, see "Full Withdrawals" under the subheading "Cash Withdrawals."

APPENDIX I -
PREVIOUSLY AVAILABLE INVESTMENT OPTIONS

The MFS® Variable Insurance Trust II Fund options shown in this prospectus are the "Service Class" shares of the Trust.  The Service Class was first offered for sale on August 27, 2001.  All Contracts purchased on or after that date are invested in the Service Class.

Each MFS®Variable Insurance Trust II Fund also has an "Initial Class" of shares. All Contracts purchased before August 27, 2001, are invested in the "Initial Class."  The following Initial Class Funds are available to owners of such Contracts:

Large-Cap Equity Funds	Small-Cap Equity Funds
MFS® Capital Appreciation Portfolio	MFS® New Discovery Portfolio
MFS® Growth Portfolio[1]	Specialty/Sector Funds
MFS® Massachusetts Investors Growth	MFS® Utilities Portfolio
Stock Portfolio	Intermediate-Term Bond Funds
MFS® Blended Reseach Core Equity Portfolio[2]	MFS® Government Securities Portfolio
Asset Allocation Funds	High Yield Bond Funds
MFS® Total Return Portfolio	MFS® High Yield Portfolio

1  Formerly MFS® Emerging Growth Series.
2  Formerly MFS® Massachusetts Investors Trust Series.

The shares of the Initial Class have the same investment objectives, policies, and strategies as the shares of the Service Class. The only differences between the two classes are their expense ratios, which are 0.25% lower for the Initial Class shares.  The "Total Annual Fund Operating Expenses" under the heading "FEES AND EXPENSES" associated with the Initial Class expenses are shown below. The EXAMPLE is the same as shown on page 10.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
Prior to any fee waiver or expense reimbursement*	0.62%	1.00%

*
The expenses shown are for the year ended December 31, 2007, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds' expenses in order to keep the Funds' expenses below specified limits.  The expenses of some Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2009. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If all such contractual or voluntary arrangements are taken into account, the minimum and maximum Total Annual Fund Operating Expenses for all Funds were 0.61% and 0.95%, respectively Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

APPENDIX J -
CONDENSED FINANCIAL INFORMATION

The following information for FUTURITY III should be read in conjunction with the Variable Account's Financial Statements appearing in the Statement of Additional Information. The $10 beginning value for each accumulation unit is as of the date the unit commenced, which was generally later than the first day of the year shown. Subsequent values are shown for each period, unless there was no balance or transaction for the last day of the period, in which case no value is shown for the end of that period or the beginning of the next period.

Fund	Price Level	Year	Accumulation Unit Value Beginning of Year	Accumulation Unit Value End of Year	Number of Accumulation Units End of Year

AIM V.I. Capital Appreciation	01	2007	6.6534	7.3778	0
AIM V.I. Capital Appreciation	01	2006	6.3221	6.6534	0
AIM V.I. Capital Appreciation	01	2005	5.8673	6.3221	0
AIM V.I. Capital Appreciation	01	2004	5.5584	5.8673	0
AIM V.I. Capital Appreciation	01	2003	4.3348	5.5584	0
AIM V.I. Capital Appreciation	01	2002	5.7885	4.3348	0
AIM V.I. Capital Appreciation	01	2001	7.6218	5.7885	0
AIM V.I. Capital Appreciation	01	2000	10.0000	7.6218	0

AIM V.I. Capital Appreciation	02	2007	6.5884	7.2946	494,562
AIM V.I. Capital Appreciation	02	2006	6.2698	6.5884	573,774
AIM V.I. Capital Appreciation	02	2005	5.8276	6.2698	429,136
AIM V.I. Capital Appreciation	02	2004	5.5292	5.8276	478,146
AIM V.I. Capital Appreciation	02	2003	4.3186	5.5292	470,688
AIM V.I. Capital Appreciation	02	2002	5.7757	4.3186	271,862
AIM V.I. Capital Appreciation	02	2001	7.6166	5.7757	379,881
AIM V.I. Capital Appreciation	02	2000	10.0000	7.6166	0

AIM V.I. Capital Appreciation	03	2007	6.5455	7.2397	24,227
AIM V.I. Capital Appreciation	03	2006	6.2353	6.5455	24,227
AIM V.I. Capital Appreciation	03	2005	5.8014	6.2353	24,227
AIM V.I. Capital Appreciation	03	2004	5.5099	5.8014	24,227
AIM V.I. Capital Appreciation	03	2003	4.3079	5.5099	24,314
AIM V.I. Capital Appreciation	03	2002	5.7672	4.3079	42,069
AIM V.I. Capital Appreciation	03	2001	7.6131	5.7672	39,977
AIM V.I. Capital Appreciation	03	2000	10.0000	7.6131	0

AIM V.I. Capital Appreciation	04	2007	6.5241	7.2124	492,119
AIM V.I. Capital Appreciation	04	2006	6.2180	6.5241	620,178
AIM V.I. Capital Appreciation	04	2005	5.7883	6.2180	421,303
AIM V.I. Capital Appreciation	04	2004	5.5003	5.7883	465,148
AIM V.I. Capital Appreciation	04	2003	4.3025	5.5003	512,105
AIM V.I. Capital Appreciation	04	2002	5.7629	4.3025	580,712
AIM V.I. Capital Appreciation	04	2001	7.6113	5.7629	669,178
AIM V.I. Capital Appreciation	04	2000	10.0000	7.6113	0

AIM V.I. Capital Appreciation	05	2007	6.4815	7.1579	653,421
AIM V.I. Capital Appreciation	05	2006	6.1837	6.4815	886,005
AIM V.I. Capital Appreciation	05	2005	5.7621	6.1837	539,369
AIM V.I. Capital Appreciation	05	2004	5.4810	5.7621	618,400
AIM V.I. Capital Appreciation	05	2003	4.2918	5.4810	626,829
AIM V.I. Capital Appreciation	05	2002	5.7544	4.2918	670,942
AIM V.I. Capital Appreciation	05	2001	7.6078	5.7544	820,957
AIM V.I. Capital Appreciation	05	2000	10.0000	7.6078	0

AIM V.I. Capital Appreciation	06	2007	6.4180	7.0771	304,269
AIM V.I. Capital Appreciation	06	2006	6.1325	6.4180	339,690
AIM V.I. Capital Appreciation	06	2005	5.7231	6.1325	182,862
AIM V.I. Capital Appreciation	06	2004	5.4522	5.7231	210,982
AIM V.I. Capital Appreciation	06	2003	4.2757	5.4522	244,676
AIM V.I. Capital Appreciation	06	2002	5.7416	4.2757	264,342
AIM V.I. Capital Appreciation	06	2001	7.6026	5.7416	241,464
AIM V.I. Capital Appreciation	06	2000	10.0000	7.6026	0

AIM V.I. Core Equity Fund	01	2007	8.0379	8.6030	10,052
AIM V.I. Core Equity Fund	01	2006	6.9569	8.0379	10,052
AIM V.I. Core Equity Fund	01	2005	6.6725	6.9569	10,052
AIM V.I. Core Equity Fund	01	2004	6.1853	6.6725	4,320
AIM V.I. Core Equity Fund	01	2003	5.0215	6.1853	4,320
AIM V.I. Core Equity Fund	01	2002	6.0085	5.0215	4,320
AIM V.I. Core Equity Fund	01	2001	7.8656	6.0085	4,320
AIM V.I. Core Equity Fund	01	2000	10.0000	7.8656	0

AIM V.I. Core Equity Fund	02	2007	7.9595	8.5060	158,759
AIM V.I. Core Equity Fund	02	2006	6.8994	7.9595	198,279
AIM V.I. Core Equity Fund	02	2005	6.6274	6.8994	158,927
AIM V.I. Core Equity Fund	02	2004	6.1529	6.6274	181,586
AIM V.I. Core Equity Fund	02	2003	5.0027	6.1529	218,241
AIM V.I. Core Equity Fund	02	2002	5.9952	5.0027	294,531
AIM V.I. Core Equity Fund	02	2001	7.8602	5.9952	260,270
AIM V.I. Core Equity Fund	02	2000	10.0000	7.8602	0

AIM V.I. Core Equity Fund	03	2007	7.9077	8.4421	21,359
AIM V.I. Core Equity Fund	03	2006	6.8615	7.9077	21,359
AIM V.I. Core Equity Fund	03	2005	6.5976	6.8615	21,359
AIM V.I. Core Equity Fund	03	2004	6.1314	6.5976	21,359
AIM V.I. Core Equity Fund	03	2003	4.9903	6.1314	21,359
AIM V.I. Core Equity Fund	03	2002	5.9863	4.9903	80,923
AIM V.I. Core Equity Fund	03	2001	7.8566	5.9863	96,947
AIM V.I. Core Equity Fund	03	2000	10.0000	7.8566	0

AIM V.I. Core Equity Fund	04	2007	7.8818	8.4101	390,981
AIM V.I. Core Equity Fund	04	2006	6.8424	7.8818	423,770
AIM V.I. Core Equity Fund	04	2005	6.5826	6.8424	368,082
AIM V.I. Core Equity Fund	04	2004	6.1206	6.5826	412,087
AIM V.I. Core Equity Fund	04	2003	4.9840	6.1206	457,888
AIM V.I. Core Equity Fund	04	2002	5.9819	4.9840	496,349
AIM V.I. Core Equity Fund	04	2001	7.8548	5.9819	630,672
AIM V.I. Core Equity Fund	04	2000	10.0000	7.8548	0

AIM V.I. Core Equity Fund	05	2007	7.8303	8.3467	395,114
AIM V.I. Core Equity Fund	05	2006	6.8047	7.8303	636,990
AIM V.I. Core Equity Fund	05	2005	6.5529	6.8047	737,266
AIM V.I. Core Equity Fund	05	2004	6.0992	6.5529	890,426
AIM V.I. Core Equity Fund	05	2003	4.9716	6.0992	1,023,078
AIM V.I. Core Equity Fund	05	2002	5.9731	4.9716	1,093,867
AIM V.I. Core Equity Fund	05	2001	7.8512	5.9731	1,207,738
AIM V.I. Core Equity Fund	05	2000	10.0000	7.8512	0

AIM V.I. Core Equity Fund	06	2007	7.7537	8.2524	266,489
AIM V.I. Core Equity Fund	06	2006	6.7483	7.7537	337,417
AIM V.I. Core Equity Fund	06	2005	6.5085	6.7483	291,808
AIM V.I. Core Equity Fund	06	2004	6.0671	6.5085	321,243
AIM V.I. Core Equity Fund	06	2003	4.9530	6.0671	367,490
AIM V.I. Core Equity Fund	06	2002	5.9598	4.9530	384,463
AIM V.I. Core Equity Fund	06	2001	7.8458	5.9598	420,993
AIM V.I. Core Equity Fund	06	2000	10.0000	7.8458	0

AIM V.I. Dynamics Fund	01	2007	10.5197	11.6831	0
AIM V.I. Dynamics Fund	01	2006	9.1511	10.5197	0
AIM V.I. Dynamics Fund	01	2005	8.3483	9.1511	0
AIM V.I. Dynamics Fund	01	2004	7.4403	8.3483	0
AIM V.I. Dynamics Fund	01	2003	5.4529	7.4403	0
AIM V.I. Dynamics Fund	01	2002	8.0881	5.4529	0
AIM V.I. Dynamics Fund	01	2001	10.0000	8.0881	0

AIM V.I. Dynamics Fund	02	2007	10.4296	11.5653	88,406
AIM V.I. Dynamics Fund	02	2006	9.0864	10.4296	98,042
AIM V.I. Dynamics Fund	02	2005	8.3018	9.0864	20,724
AIM V.I. Dynamics Fund	02	2004	7.4102	8.3018	27,059
AIM V.I. Dynamics Fund	02	2003	5.4391	7.4102	19,817
AIM V.I. Dynamics Fund	02	2002	8.0799	5.4391	99,493
AIM V.I. Dynamics Fund	02	2001	10.0000	8.0799	23,032

AIM V.I. Dynamics Fund	03	2007	10.3700	11.4875	0
AIM V.I. Dynamics Fund	03	2006	9.0436	10.3700	0
AIM V.I. Dynamics Fund	03	2005	8.2711	9.0436	0
AIM V.I. Dynamics Fund	03	2004	7.3902	8.2711	0
AIM V.I. Dynamics Fund	03	2003	5.4299	7.3902	0
AIM V.I. Dynamics Fund	03	2002	8.0744	5.4299	0
AIM V.I. Dynamics Fund	03	2001	10.0000	8.0744	0

AIM V.I. Dynamics Fund	04	2007	10.3402	11.4487	21,139
AIM V.I. Dynamics Fund	04	2006	9.0222	10.3402	23,553
AIM V.I. Dynamics Fund	04	2005	8.2556	9.0222	17,348
AIM V.I. Dynamics Fund	04	2004	7.3802	8.2556	22,020
AIM V.I. Dynamics Fund	04	2003	5.4253	7.3802	24,081
AIM V.I. Dynamics Fund	04	2002	8.0716	5.4253	29,809
AIM V.I. Dynamics Fund	04	2001	10.0000	8.0716	17,852

AIM V.I. Dynamics Fund	05	2007	10.2809	11.3714	13,723
AIM V.I. Dynamics Fund	05	2006	8.9795	10.2809	31,977
AIM V.I. Dynamics Fund	05	2005	8.2249	8.9795	36,134
AIM V.I. Dynamics Fund	05	2004	7.3602	8.2249	42,243
AIM V.I. Dynamics Fund	05	2003	5.4161	7.3602	51,666
AIM V.I. Dynamics Fund	05	2002	8.0661	5.4161	42,734
AIM V.I. Dynamics Fund	05	2001	10.0000	8.0661	32,811

AIM V.I. Dynamics Fund	06	2007	10.1925	11.2565	11,654
AIM V.I. Dynamics Fund	06	2006	8.9159	10.1925	13,133
AIM V.I. Dynamics Fund	06	2005	8.1790	8.9159	24,003
AIM V.I. Dynamics Fund	06	2004	7.3303	8.1790	43,819
AIM V.I. Dynamics Fund	06	2003	5.4023	7.3303	55,125
AIM V.I. Dynamics Fund	06	2002	8.0579	5.4023	58,595
AIM V.I. Dynamics Fund	06	2001	10.0000	8.0579	25,642

AIM V.I. Growth	01	2007	10.0000	10.0000	0
AIM V.I. Growth	01	2006	4.6395	10.0000	0
AIM V.I. Growth	01	2005	4.3602	4.6395	0
AIM V.I. Growth	01	2004	4.0695	4.3602	21,694
AIM V.I. Growth	01	2003	3.1321	4.0695	21,694
AIM V.I. Growth	01	2002	4.5834	3.1321	21,694
AIM V.I. Growth	01	2001	7.0029	4.5834	21,694
AIM V.I. Growth	01	2000	10.0000	7.0029	0

AIM V.I. Growth	02	2007	10.0000	10.0000	0
AIM V.I. Growth	02	2006	4.6011	10.0000	0
AIM V.I. Growth	02	2005	4.3307	4.6011	341,713
AIM V.I. Growth	02	2004	4.0482	4.3307	447,834
AIM V.I. Growth	02	2003	3.1204	4.0482	481,179
AIM V.I. Growth	02	2002	4.5732	3.1204	491,581
AIM V.I. Growth	02	2001	6.9981	4.5732	313,353
AIM V.I. Growth	02	2000	10.0000	6.9981	0

AIM V.I. Growth	03	2007	10.0000	10.0000	0
AIM V.I. Growth	03	2006	4.5758	10.0000	0
AIM V.I. Growth	03	2005	4.3112	4.5758	0
AIM V.I. Growth	03	2004	4.0340	4.3112	0
AIM V.I. Growth	03	2003	3.1126	4.0340	0
AIM V.I. Growth	03	2002	4.5665	3.1126	22,631
AIM V.I. Growth	03	2001	6.9949	4.5665	0
AIM V.I. Growth	03	2000	10.0000	6.9949	0

AIM V.I. Growth	04	2007	10.0000	10.0000	0
AIM V.I. Growth	04	2006	4.5631	10.0000	0
AIM V.I. Growth	04	2005	4.3014	4.5631	443,045
AIM V.I. Growth	04	2004	4.0269	4.3014	517,980
AIM V.I. Growth	04	2003	3.1088	4.0269	547,015
AIM V.I. Growth	04	2002	4.5631	3.1088	652,060
AIM V.I. Growth	04	2001	6.9933	4.5631	468,503
AIM V.I. Growth	04	2000	10.0000	6.9933	0

AIM V.I. Growth	05	2007	10.0000	10.0000	0
AIM V.I. Growth	05	2006	4.5379	10.0000	0
AIM V.I. Growth	05	2005	4.2820	4.5379	616,188
AIM V.I. Growth	05	2004	4.0128	4.2820	771,155
AIM V.I. Growth	05	2003	3.1010	4.0128	942,394
AIM V.I. Growth	05	2002	4.5563	3.1010	1,007,040
AIM V.I. Growth	05	2001	6.9901	4.5563	791,165
AIM V.I. Growth	05	2000	10.0000	6.9901	0

AIM V.I. Growth	06	2007	10.0000	10.0000	0
AIM V.I. Growth	06	2006	4.5003	10.0000	0
AIM V.I. Growth	06	2005	4.2530	4.5003	311,991
AIM V.I. Growth	06	2004	3.9917	4.2530	376,295
AIM V.I. Growth	06	2003	3.0894	3.9917	462,994
AIM V.I. Growth	06	2002	4.5462	3.0894	446,957
AIM V.I. Growth	06	2001	6.9853	4.5462	193,713
AIM V.I. Growth	06	2000	10.0000	6.9853	0

AIM V.I. International Growth Fund	01	2007	11.5317	13.0962	0
AIM V.I. International Growth Fund	01	2006	9.0833	11.5317	0
AIM V.I. International Growth Fund	01	2005	7.7800	9.0833	0
AIM V.I. International Growth Fund	01	2004	6.3374	7.7800	29,883
AIM V.I. International Growth Fund	01	2003	4.9599	6.3374	29,883
AIM V.I. International Growth Fund	01	2002	5.9413	4.9599	29,883
AIM V.I. International Growth Fund	01	2001	7.8487	5.9413	29,883
AIM V.I. International Growth Fund	01	2000	10.0000	7.8487	0

AIM V.I. International Growth Fund	02	2007	11.4192	12.9487	275,686
AIM V.I. International Growth Fund	02	2006	9.0083	11.4192	309,975
AIM V.I. International Growth Fund	02	2005	7.7274	9.0083	431,528
AIM V.I. International Growth Fund	02	2004	6.3042	7.7274	488,799
AIM V.I. International Growth Fund	02	2003	4.9414	6.3042	517,156
AIM V.I. International Growth Fund	02	2002	5.9281	4.9414	346,633
AIM V.I. International Growth Fund	02	2001	7.8433	5.9281	481,487
AIM V.I. International Growth Fund	02	2000	10.0000	7.8433	0

AIM V.I. International Growth Fund	03	2007	11.3449	12.8514	30,935
AIM V.I. International Growth Fund	03	2006	8.9587	11.3449	30,935
AIM V.I. International Growth Fund	03	2005	7.6926	8.9587	30,935
AIM V.I. International Growth Fund	03	2004	6.2822	7.6926	30,935
AIM V.I. International Growth Fund	03	2003	4.9291	6.2822	31,028
AIM V.I. International Growth Fund	03	2002	5.9194	4.9291	31,162
AIM V.I. International Growth Fund	03	2001	7.8398	5.9194	31,298
AIM V.I. International Growth Fund	03	2000	10.0000	7.8398	0

AIM V.I. International Growth Fund	04	2007	11.3078	12.8028	159,970
AIM V.I. International Growth Fund	04	2006	8.9339	11.3078	196,587
AIM V.I. International Growth Fund	04	2005	7.6752	8.9339	220,940
AIM V.I. International Growth Fund	04	2004	6.2711	7.6752	241,239
AIM V.I. International Growth Fund	04	2003	4.9229	6.2711	271,282
AIM V.I. International Growth Fund	04	2002	5.9150	4.9229	306,433
AIM V.I. International Growth Fund	04	2001	7.8380	5.9150	557,746
AIM V.I. International Growth Fund	04	2000	10.0000	7.8380	0

AIM V.I. International Growth Fund	05	2007	11.2340	12.7062	252,166
AIM V.I. International Growth Fund	05	2006	8.8846	11.2340	282,309
AIM V.I. International Growth Fund	05	2005	7.6405	8.8846	293,977
AIM V.I. International Growth Fund	05	2004	6.2491	7.6405	326,353
AIM V.I. International Growth Fund	05	2003	4.9107	6.2491	366,417
AIM V.I. International Growth Fund	05	2002	5.9062	4.9107	423,305
AIM V.I. International Growth Fund	05	2001	7.8344	5.9062	939,316
AIM V.I. International Growth Fund	05	2000	10.0000	7.8344	0

AIM V.I. International Growth Fund	06	2007	11.1241	12.5626	188,704
AIM V.I. International Growth Fund	06	2006	8.8110	11.1241	212,836
AIM V.I. International Growth Fund	06	2005	7.5888	8.8110	243,403
AIM V.I. International Growth Fund	06	2004	6.2163	7.5888	258,494
AIM V.I. International Growth Fund	06	2003	4.8923	6.2163	275,433
AIM V.I. International Growth Fund	06	2002	5.8931	4.8923	299,011
AIM V.I. International Growth Fund	06	2001	7.8290	5.8931	453,866
AIM V.I. International Growth Fund	06	2000	10.0000	7.8290	0

AIM V.I. Premier Equity	01	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	01	2006	8.3095	10.0000	0
AIM V.I. Premier Equity	01	2005	7.9440	8.3095	0
AIM V.I. Premier Equity	01	2004	7.5865	7.9440	0
AIM V.I. Premier Equity	01	2003	6.1265	7.5865	0
AIM V.I. Premier Equity	01	2002	8.8735	6.1265	0
AIM V.I. Premier Equity	01	2001	10.0000	8.8735	0

AIM V.I. Premier Equity	02	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	02	2006	8.2508	10.0000	0
AIM V.I. Premier Equity	02	2005	7.8998	8.2508	70,193
AIM V.I. Premier Equity	02	2004	7.5558	7.8998	72,370
AIM V.I. Premier Equity	02	2003	6.1110	7.5558	77,041
AIM V.I. Premier Equity	02	2002	8.8645	6.1110	80,212
AIM V.I. Premier Equity	02	2001	10.0000	8.8645	23,948

AIM V.I. Premier Equity	03	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	03	2006	8.2119	10.0000	0
AIM V.I. Premier Equity	03	2005	7.8705	8.2119	0
AIM V.I. Premier Equity	03	2004	7.5354	7.8705	0
AIM V.I. Premier Equity	03	2003	6.1007	7.5354	0
AIM V.I. Premier Equity	03	2002	8.8585	6.1007	0
AIM V.I. Premier Equity	03	2001	10.0000	8.8585	0

AIM V.I. Premier Equity	04	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	04	2006	8.1925	10.0000	0
AIM V.I. Premier Equity	04	2005	7.8558	8.1925	67,728
AIM V.I. Premier Equity	04	2004	7.5252	7.8558	78,333
AIM V.I. Premier Equity	04	2003	6.0955	7.5252	80,139
AIM V.I. Premier Equity	04	2002	8.8555	6.0955	105,841
AIM V.I. Premier Equity	04	2001	10.0000	8.8555	53,148

AIM V.I. Premier Equity	05	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	05	2006	8.1537	10.0000	0
AIM V.I. Premier Equity	05	2005	7.8266	8.1537	78,500
AIM V.I. Premier Equity	05	2004	7.5048	7.8266	83,058
AIM V.I. Premier Equity	05	2003	6.0852	7.5048	83,649
AIM V.I. Premier Equity	05	2002	8.8495	6.0852	91,582
AIM V.I. Premier Equity	05	2001	10.0000	8.8495	45,520

AIM V.I. Premier Equity	06	2007	10.0000	10.0000	0
AIM V.I. Premier Equity	06	2006	8.0960	10.0000	0
AIM V.I. Premier Equity	06	2005	7.7830	8.0960	108,259
AIM V.I. Premier Equity	06	2004	7.4744	7.7830	132,069
AIM V.I. Premier Equity	06	2003	6.0697	7.4744	181,131
AIM V.I. Premier Equity	06	2002	8.8405	6.0697	179,204
AIM V.I. Premier Equity	06	2001	10.0000	8.8405	89,762

AIM V.I. Small Company Growth Fund	01	2007	10.5913	10.0000	0
AIM V.I. Small Company Growth Fund	01	2006	9.3738	10.5913	0
AIM V.I. Small Company Growth Fund	01	2005	9.0009	9.3738	0
AIM V.I. Small Company Growth Fund	01	2004	7.9828	9.0009	0
AIM V.I. Small Company Growth Fund	01	2003	6.0430	7.9828	0
AIM V.I. Small Company Growth Fund	01	2002	8.8613	6.0430	0
AIM V.I. Small Company Growth Fund	01	2001	10.0000	8.8613	0

AIM V.I. Small Company Growth Fund	02	2007	10.5006	10.0000	0
AIM V.I. Small Company Growth Fund	02	2006	9.3075	10.5006	83,915
AIM V.I. Small Company Growth Fund	02	2005	8.9508	9.3075	21,305
AIM V.I. Small Company Growth Fund	02	2004	7.9504	8.9508	20,967
AIM V.I. Small Company Growth Fund	02	2003	6.0276	7.9504	18,694
AIM V.I. Small Company Growth Fund	02	2002	8.8522	6.0276	21,896
AIM V.I. Small Company Growth Fund	02	2001	10.0000	8.8522	8,770

AIM V.I. Small Company Growth Fund	03	2007	10.4406	10.0000	0
AIM V.I. Small Company Growth Fund	03	2006	9.2637	10.4406	0
AIM V.I. Small Company Growth Fund	03	2005	8.9176	9.2637	0
AIM V.I. Small Company Growth Fund	03	2004	7.9290	8.9176	0
AIM V.I. Small Company Growth Fund	03	2003	6.0174	7.9290	0
AIM V.I. Small Company Growth Fund	03	2002	8.8462	6.0174	0
AIM V.I. Small Company Growth Fund	03	2001	10.0000	8.8462	0

AIM V.I. Small Company Growth Fund	04	2007	10.4106	10.0000	0
AIM V.I. Small Company Growth Fund	04	2006	9.2417	10.4106	28,137
AIM V.I. Small Company Growth Fund	04	2005	8.9010	9.2417	29,947
AIM V.I. Small Company Growth Fund	04	2004	7.9182	8.9010	31,320
AIM V.I. Small Company Growth Fund	04	2003	6.0123	7.9182	30,797
AIM V.I. Small Company Growth Fund	04	2002	8.8432	6.0123	28,048
AIM V.I. Small Company Growth Fund	04	2001	10.0000	8.8432	15,650

AIM V.I. Small Company Growth Fund	05	2007	10.3509	10.0000	0
AIM V.I. Small Company Growth Fund	05	2006	9.1980	10.3509	45,853
AIM V.I. Small Company Growth Fund	05	2005	8.8679	9.1980	54,425
AIM V.I. Small Company Growth Fund	05	2004	7.8968	8.8679	59,251
AIM V.I. Small Company Growth Fund	05	2003	6.0021	7.8968	60,695
AIM V.I. Small Company Growth Fund	05	2002	8.8372	6.0021	32,998
AIM V.I. Small Company Growth Fund	05	2001	10.0000	8.8372	13,894

AIM V.I. Small Company Growth Fund	06	2007	10.2619	10.0000	0
AIM V.I. Small Company Growth Fund	06	2006	9.1329	10.2619	30,943
AIM V.I. Small Company Growth Fund	06	2005	8.8184	9.1329	26,169
AIM V.I. Small Company Growth Fund	06	2004	7.8648	8.8184	27,406
AIM V.I. Small Company Growth Fund	06	2003	5.9869	7.8648	34,789
AIM V.I. Small Company Growth Fund	06	2002	8.8282	5.9869	29,641
AIM V.I. Small Company Growth Fund	06	2001	10.0000	8.8282	20,911

AIM VI Small Cap	01	2007	10.0000	9.9128	0

AIM VI Small Cap	02	2007	10.0000	9.9027	78,095

AIM VI Small Cap	03	2007	10.0000	9.8960	0

AIM VI Small Cap	04	2007	10.0000	9.8926	27,494

AIM VI Small Cap	05	2007	10.0000	9.8859	15,846

AIM VI Small Cap	06	2007	10.0000	9.8758	24,080

Alger Am. Growth	01	2007	7.2549	10.0000	0
Alger Am. Growth	01	2006	6.9691	7.2549	0
Alger Am. Growth	01	2005	6.2832	6.9691	0
Alger Am. Growth	01	2004	6.0161	6.2832	0
Alger Am. Growth	01	2003	4.4959	6.0161	0
Alger Am. Growth	01	2002	6.7774	4.4959	21,406
Alger Am. Growth	01	2001	7.7636	6.7774	25,344
Alger Am. Growth	01	2000	10.0000	7.7636	0

Alger Am. Growth	02	2007	7.1841	10.0000	0
Alger Am. Growth	02	2006	6.9115	7.1841	150,259
Alger Am. Growth	02	2005	6.2407	6.9115	172,939
Alger Am. Growth	02	2004	5.9845	6.2407	267,123
Alger Am. Growth	02	2003	4.4791	5.9845	325,968
Alger Am. Growth	02	2002	6.7624	4.4791	383,694
Alger Am. Growth	02	2001	7.7583	6.7624	399,476
Alger Am. Growth	02	2000	10.0000	7.7583	0

Alger Am. Growth	03	2007	7.1373	10.0000	0
Alger Am. Growth	03	2006	6.8735	7.1373	16,666
Alger Am. Growth	03	2005	6.2126	6.8735	16,666
Alger Am. Growth	03	2004	5.9636	6.2126	16,666
Alger Am. Growth	03	2003	4.4680	5.9636	16,758
Alger Am. Growth	03	2002	6.7524	4.4680	143,992
Alger Am. Growth	03	2001	7.7547	6.7524	160,858
Alger Am. Growth	03	2000	10.0000	7.7547	0

Alger Am. Growth	04	2007	7.1140	10.0000	0
Alger Am. Growth	04	2006	6.8545	7.1140	230,375
Alger Am. Growth	04	2005	6.1986	6.8545	270,496
Alger Am. Growth	04	2004	5.9532	6.1986	322,250
Alger Am. Growth	04	2003	4.4624	5.9532	423,614
Alger Am. Growth	04	2002	6.7474	4.4624	496,633
Alger Am. Growth	04	2001	7.7529	6.7474	537,984
Alger Am. Growth	04	2000	10.0000	7.7529	0

Alger Am. Growth	05	2007	7.0675	10.0000	0
Alger Am. Growth	05	2006	6.8166	7.0675	679,054
Alger Am. Growth	05	2005	6.1705	6.8166	994,532
Alger Am. Growth	05	2004	5.9323	6.1705	1,360,917
Alger Am. Growth	05	2003	4.4513	5.9323	1,908,090
Alger Am. Growth	05	2002	6.7374	4.4513	2,059,075
Alger Am. Growth	05	2001	7.7494	6.7374	2,158,183
Alger Am. Growth	05	2000	10.0000	7.7494	0

Alger Am. Growth	06	2007	6.9983	10.0000	0
Alger Am. Growth	06	2006	6.7602	6.9983	277,139
Alger Am. Growth	06	2005	6.1288	6.7602	492,043
Alger Am. Growth	06	2004	5.9011	6.1288	758,207
Alger Am. Growth	06	2003	4.4346	5.9011	899,754
Alger Am. Growth	06	2002	6.7225	4.4346	959,617
Alger Am. Growth	06	2001	7.7440	6.7225	1,224,615
Alger Am. Growth	06	2000	10.0000	7.7440	0

Alger Am. Income & Growth	01	2007	7.8317	8.5385	0
Alger Am. Income & Growth	01	2006	7.2369	7.8317	0
Alger Am. Income & Growth	01	2005	7.0668	7.2369	0
Alger Am. Income & Growth	01	2004	6.6190	7.0668	11,908
Alger Am. Income & Growth	01	2003	5.1493	6.6190	11,908
Alger Am. Income & Growth	01	2002	7.5492	5.1493	11,908
Alger Am. Income & Growth	01	2001	8.9007	7.5492	11,908
Alger Am. Income & Growth	01	2000	10.0000	8.9007	0

Alger Am. Income & Growth	02	2007	7.7553	8.4423	69,884
Alger Am. Income & Growth	02	2006	7.1771	7.7553	89,011
Alger Am. Income & Growth	02	2005	7.0191	7.1771	115,878
Alger Am. Income & Growth	02	2004	6.5844	7.0191	144,432
Alger Am. Income & Growth	02	2003	5.1301	6.5844	249,798
Alger Am. Income & Growth	02	2002	7.5325	5.1301	298,433
Alger Am. Income & Growth	02	2001	8.8946	7.5325	356,107
Alger Am. Income & Growth	02	2000	10.0000	8.8946	0

Alger Am. Income & Growth	03	2007	7.7048	8.3788	16,407
Alger Am. Income & Growth	03	2006	7.1376	7.7048	16,407
Alger Am. Income & Growth	03	2005	6.9875	7.1376	16,407
Alger Am. Income & Growth	03	2004	6.5614	6.9875	16,407
Alger Am. Income & Growth	03	2003	5.1173	6.5614	16,497
Alger Am. Income & Growth	03	2002	7.5214	5.1173	30,355
Alger Am. Income & Growth	03	2001	8.8906	7.5214	28,769
Alger Am. Income & Growth	03	2000	10.0000	8.8906	0

Alger Am. Income & Growth	04	2007	7.6796	8.3472	162,805
Alger Am. Income & Growth	04	2006	7.1179	7.6796	194,962
Alger Am. Income & Growth	04	2005	6.9717	7.1179	238,708
Alger Am. Income & Growth	04	2004	6.5499	6.9717	269,316
Alger Am. Income & Growth	04	2003	5.1110	6.5499	325,557
Alger Am. Income & Growth	04	2002	7.5158	5.1110	390,378
Alger Am. Income & Growth	04	2001	8.8885	7.5158	469,117
Alger Am. Income & Growth	04	2000	10.0000	8.8885	0

Alger Am. Income & Growth	05	2007	7.6294	8.2842	231,985
Alger Am. Income & Growth	05	2006	7.0785	7.6294	290,231
Alger Am. Income & Growth	05	2005	6.9402	7.0785	320,399
Alger Am. Income & Growth	05	2004	6.5269	6.9402	443,135
Alger Am. Income & Growth	05	2003	5.0982	6.5269	574,717
Alger Am. Income & Growth	05	2002	7.5047	5.0982	633,284
Alger Am. Income & Growth	05	2001	8.8845	7.5047	802,943
Alger Am. Income & Growth	05	2000	10.0000	8.8845	0

Alger Am. Income & Growth	06	2007	7.5548	8.1906	99,060
Alger Am. Income & Growth	06	2006	7.0199	7.5548	102,496
Alger Am. Income & Growth	06	2005	6.8932	7.0199	123,531
Alger Am. Income & Growth	06	2004	6.4926	6.8932	140,579
Alger Am. Income & Growth	06	2003	5.0791	6.4926	267,998
Alger Am. Income & Growth	06	2002	7.4881	5.0791	309,350
Alger Am. Income & Growth	06	2001	8.8783	7.4881	314,307
Alger Am. Income & Growth	06	2000	10.0000	8.8783	0

Alger Am. Small Capitalization	01	2007	7.9565	9.2345	0
Alger Am. Small Capitalization	01	2006	6.6962	7.9565	0
Alger Am. Small Capitalization	01	2005	5.7868	6.6962	0
Alger Am. Small Capitalization	01	2004	5.0144	5.7868	0
Alger Am. Small Capitalization	01	2003	3.5583	5.0144	0
Alger Am. Small Capitalization	01	2002	4.8719	3.5583	0
Alger Am. Small Capitalization	01	2001	6.9821	4.8719	0
Alger Am. Small Capitalization	01	2000	10.0000	6.9821	0

Alger Am. Small Capitalization	02	2007	7.8788	9.1305	39,694
Alger Am. Small Capitalization	02	2006	6.6409	7.8788	58,480
Alger Am. Small Capitalization	02	2005	5.7477	6.6409	69,336
Alger Am. Small Capitalization	02	2004	4.9881	5.7477	73,018
Alger Am. Small Capitalization	02	2003	3.5450	4.9881	84,335
Alger Am. Small Capitalization	02	2002	4.8611	3.5450	92,161
Alger Am. Small Capitalization	02	2001	6.9773	4.8611	94,917
Alger Am. Small Capitalization	02	2000	10.0000	6.9773	0

Alger Am. Small Capitalization	03	2007	7.8275	9.0618	9,376
Alger Am. Small Capitalization	03	2006	6.6043	7.8275	9,376
Alger Am. Small Capitalization	03	2005	5.7218	6.6043	9,376
Alger Am. Small Capitalization	03	2004	4.9707	5.7218	9,376
Alger Am. Small Capitalization	03	2003	3.5362	4.9707	9,376
Alger Am. Small Capitalization	03	2002	4.8539	3.5362	30,285
Alger Am. Small Capitalization	03	2001	6.9741	4.8539	27,593
Alger Am. Small Capitalization	03	2000	10.0000	6.9741	0

Alger Am. Small Capitalization	04	2007	7.8019	9.0276	41,648
Alger Am. Small Capitalization	04	2006	6.5861	7.8019	57,784
Alger Am. Small Capitalization	04	2005	5.7088	6.5861	68,874
Alger Am. Small Capitalization	04	2004	4.9620	5.7088	78,741
Alger Am. Small Capitalization	04	2003	3.5318	4.9620	100,201
Alger Am. Small Capitalization	04	2002	4.8503	3.5318	128,975
Alger Am. Small Capitalization	04	2001	6.9725	4.8503	144,086
Alger Am. Small Capitalization	04	2000	10.0000	6.9725	0

Alger Am. Small Capitalization	05	2007	7.7509	8.9594	75,283
Alger Am. Small Capitalization	05	2006	6.5496	7.7509	93,778
Alger Am. Small Capitalization	05	2005	5.6830	6.5496	110,038
Alger Am. Small Capitalization	05	2004	4.9445	5.6830	124,308
Alger Am. Small Capitalization	05	2003	3.5229	4.9445	149,153
Alger Am. Small Capitalization	05	2002	4.8431	3.5229	174,045
Alger Am. Small Capitalization	05	2001	6.9693	4.8431	183,398
Alger Am. Small Capitalization	05	2000	10.0000	6.9693	0

Alger Am. Small Capitalization	06	2007	7.6751	8.8582	29,459
Alger Am. Small Capitalization	06	2006	6.4954	7.6751	31,397
Alger Am. Small Capitalization	06	2005	5.6445	6.4954	38,147
Alger Am. Small Capitalization	06	2004	4.9186	5.6445	47,276
Alger Am. Small Capitalization	06	2003	3.5097	4.9186	59,974
Alger Am. Small Capitalization	06	2002	4.8324	3.5097	64,240
Alger Am. Small Capitalization	06	2001	6.9644	4.8324	67,320
Alger Am. Small Capitalization	06	2000	10.0000	6.9644	0

Alliance Bernstein Global Technology Portfolio	01	2007	7.6030	9.0239	0
Alliance Bernstein Global Technology Portfolio	01	2006	7.0857	7.6030	0
Alliance Bernstein Global Technology Portfolio	01	2005	6.9052	7.0857	0
Alliance Bernstein Global Technology Portfolio	01	2004	6.6374	6.9052	0
Alliance Bernstein Global Technology Portfolio	01	2003	4.6626	6.6374	0
Alliance Bernstein Global Technology Portfolio	01	2002	8.0937	4.6626	0
Alliance Bernstein Global Technology Portfolio	01	2001	10.0000	8.0937	0

Alliance Bernstein Global Technology Portfolio	02	2007	7.5378	8.9329	11,675
Alliance Bernstein Global Technology Portfolio	02	2006	7.0356	7.5378	11,398
Alliance Bernstein Global Technology Portfolio	02	2005	6.8667	7.0356	11,401
Alliance Bernstein Global Technology Portfolio	02	2004	6.6106	6.8667	12,083
Alliance Bernstein Global Technology Portfolio	02	2003	4.6508	6.6106	14,626
Alliance Bernstein Global Technology Portfolio	02	2002	8.0854	4.6508	16,885
Alliance Bernstein Global Technology Portfolio	02	2001	10.0000	8.0854	7,801

Alliance Bernstein Global Technology Portfolio	03	2007	7.4947	8.8728	0
Alliance Bernstein Global Technology Portfolio	03	2006	7.0024	7.4947	0
Alliance Bernstein Global Technology Portfolio	03	2005	6.8413	7.0024	0
Alliance Bernstein Global Technology Portfolio	03	2004	6.5927	6.8413	0
Alliance Bernstein Global Technology Portfolio	03	2003	4.6429	6.5927	0
Alliance Bernstein Global Technology Portfolio	03	2002	8.0799	4.6429	0
Alliance Bernstein Global Technology Portfolio	03	2001	10.0000	8.0799	0

Alliance Bernstein Global Technology Portfolio	04	2007	7.4732	8.8428	10,371
Alliance Bernstein Global Technology Portfolio	04	2006	6.9858	7.4732	11,038
Alliance Bernstein Global Technology Portfolio	04	2005	6.8285	6.9858	13,404
Alliance Bernstein Global Technology Portfolio	04	2004	6.5838	6.8285	15,152
Alliance Bernstein Global Technology Portfolio	04	2003	4.6390	6.5838	22,616
Alliance Bernstein Global Technology Portfolio	04	2002	8.0772	4.6390	22,701
Alliance Bernstein Global Technology Portfolio	04	2001	10.0000	8.0772	14,920

Alliance Bernstein Global Technology Portfolio	05	2007	7.4303	8.7832	35,330
Alliance Bernstein Global Technology Portfolio	05	2006	6.9528	7.4303	42,508
Alliance Bernstein Global Technology Portfolio	05	2005	6.8031	6.9528	54,711
Alliance Bernstein Global Technology Portfolio	05	2004	6.5660	6.8031	31,794
Alliance Bernstein Global Technology Portfolio	05	2003	4.6311	6.5660	32,221
Alliance Bernstein Global Technology Portfolio	05	2002	8.0717	4.6311	51,790
Alliance Bernstein Global Technology Portfolio	05	2001	10.0000	8.0717	12,343

Alliance Bernstein Global Technology Portfolio	06	2007	7.3665	8.6944	17,932
Alliance Bernstein Global Technology Portfolio	06	2006	6.9036	7.3665	20,750
Alliance Bernstein Global Technology Portfolio	06	2005	6.7652	6.9036	27,959
Alliance Bernstein Global Technology Portfolio	06	2004	6.5393	6.7652	34,313
Alliance Bernstein Global Technology Portfolio	06	2003	4.6193	6.5393	36,418
Alliance Bernstein Global Technology Portfolio	06	2002	8.0635	4.6193	45,339
Alliance Bernstein Global Technology Portfolio	06	2001	10.0000	8.0635	22,463

Alliance Bernstein Large Cap Growth Portfolio	01	2007	8.6021	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	01	2006	8.7447	8.6021	0
Alliance Bernstein Large Cap Growth Portfolio	01	2005	7.6912	8.7447	0
Alliance Bernstein Large Cap Growth Portfolio	01	2004	7.1707	7.6912	0
Alliance Bernstein Large Cap Growth Portfolio	01	2003	5.8711	7.1707	0
Alliance Bernstein Large Cap Growth Portfolio	01	2002	8.5752	5.8711	0
Alliance Bernstein Large Cap Growth Portfolio	01	2001	10.0000	8.5752	0

Alliance Bernstein Large Cap Growth Portfolio	02	2007	8.5283	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	02	2006	8.6829	8.5283	142,523
Alliance Bernstein Large Cap Growth Portfolio	02	2005	7.6484	8.6829	319,891
Alliance Bernstein Large Cap Growth Portfolio	02	2004	7.1416	7.6484	336,044
Alliance Bernstein Large Cap Growth Portfolio	02	2003	5.8562	7.1416	363,924
Alliance Bernstein Large Cap Growth Portfolio	02	2002	8.5665	5.8562	144,212
Alliance Bernstein Large Cap Growth Portfolio	02	2001	10.0000	8.5665	87,747

Alliance Bernstein Large Cap Growth Portfolio	03	2007	8.4796	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	03	2006	8.6420	8.4796	0
Alliance Bernstein Large Cap Growth Portfolio	03	2005	7.6201	8.6420	0
Alliance Bernstein Large Cap Growth Portfolio	03	2004	7.1224	7.6201	0
Alliance Bernstein Large Cap Growth Portfolio	03	2003	5.8464	7.1224	0
Alliance Bernstein Large Cap Growth Portfolio	03	2002	8.5607	5.8464	0
Alliance Bernstein Large Cap Growth Portfolio	03	2001	10.0000	8.5607	0

Alliance Bernstein Large Cap Growth Portfolio	04	2007	8.4552	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	04	2006	8.6216	8.4552	51,224
Alliance Bernstein Large Cap Growth Portfolio	04	2005	7.6059	8.6216	78,753
Alliance Bernstein Large Cap Growth Portfolio	04	2004	7.1127	7.6059	81,373
Alliance Bernstein Large Cap Growth Portfolio	04	2003	5.8414	7.1127	89,603
Alliance Bernstein Large Cap Growth Portfolio	04	2002	8.5578	5.8414	85,927
Alliance Bernstein Large Cap Growth Portfolio	04	2001	10.0000	8.5578	52,607

Alliance Bernstein Large Cap Growth Portfolio	05	2007	8.4067	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	05	2006	8.5808	8.4067	119,475
Alliance Bernstein Large Cap Growth Portfolio	05	2005	7.5775	8.5808	141,984
Alliance Bernstein Large Cap Growth Portfolio	05	2004	7.0935	7.5775	125,294
Alliance Bernstein Large Cap Growth Portfolio	05	2003	5.8315	7.0935	124,618
Alliance Bernstein Large Cap Growth Portfolio	05	2002	8.5519	5.8315	135,802
Alliance Bernstein Large Cap Growth Portfolio	05	2001	10.0000	8.5519	67,270

Alliance Bernstein Large Cap Growth Portfolio	06	2007	8.3345	10.0000	0
Alliance Bernstein Large Cap Growth Portfolio	06	2006	8.5200	8.3345	108,909
Alliance Bernstein Large Cap Growth Portfolio	06	2005	7.5353	8.5200	110,696
Alliance Bernstein Large Cap Growth Portfolio	06	2004	7.0647	7.5353	119,713
Alliance Bernstein Large Cap Growth Portfolio	06	2003	5.8166	7.0647	160,069
Alliance Bernstein Large Cap Growth Portfolio	06	2002	8.5432	5.8166	186,718
Alliance Bernstein Large Cap Growth Portfolio	06	2001	10.0000	8.5432	109,464

Alliance Bernstein VP Growth and Income Portfolio	01	2007	12.3463	12.8162	0
Alliance Bernstein VP Growth and Income Portfolio	01	2006	10.6601	12.3463	0
Alliance Bernstein VP Growth and Income Portfolio	01	2005	10.2943	10.6601	0
Alliance Bernstein VP Growth and Income Portfolio	01	2004	9.3494	10.2943	495,111
Alliance Bernstein VP Growth and Income Portfolio	01	2003	7.1444	9.3494	528,441
Alliance Bernstein VP Growth and Income Portfolio	01	2002	9.2837	7.1444	289,776
Alliance Bernstein VP Growth and Income Portfolio	01	2001	10.0000	9.2837	0

Alliance Bernstein VP Growth and Income Portfolio	02	2007	12.2405	12.6870	212,818
Alliance Bernstein VP Growth and Income Portfolio	02	2006	10.5848	12.2405	254,920
Alliance Bernstein VP Growth and Income Portfolio	02	2005	10.2371	10.5848	388,814
Alliance Bernstein VP Growth and Income Portfolio	02	2004	9.3116	10.2371	435,902
Alliance Bernstein VP Growth and Income Portfolio	02	2003	7.1263	9.3116	457,778
Alliance Bernstein VP Growth and Income Portfolio	02	2002	9.2742	7.1263	316,095
Alliance Bernstein VP Growth and Income Portfolio	02	2001	10.0000	9.2742	134,214

Alliance Bernstein VP Growth and Income Portfolio	03	2007	12.1706	12.6017	27,356
Alliance Bernstein VP Growth and Income Portfolio	03	2006	10.5349	12.1706	28,561
Alliance Bernstein VP Growth and Income Portfolio	03	2005	10.1991	10.5349	51,467
Alliance Bernstein VP Growth and Income Portfolio	03	2004	9.2865	10.1991	52,882
Alliance Bernstein VP Growth and Income Portfolio	03	2003	7.1142	9.2865	54,381
Alliance Bernstein VP Growth and Income Portfolio	03	2002	9.2680	7.1142	56,080
Alliance Bernstein VP Growth and Income Portfolio	03	2001	10.0000	9.2680	18,765

Alliance Bernstein VP Growth and Income Portfolio	04	2007	12.1356	12.5591	213,193
Alliance Bernstein VP Growth and Income Portfolio	04	2006	10.5100	12.1356	261,559
Alliance Bernstein VP Growth and Income Portfolio	04	2005	10.1802	10.5100	349,742
Alliance Bernstein VP Growth and Income Portfolio	04	2004	9.2739	10.1802	380,916
Alliance Bernstein VP Growth and Income Portfolio	04	2003	7.1082	9.2739	406,207
Alliance Bernstein VP Growth and Income Portfolio	04	2002	9.2648	7.1082	402,307
Alliance Bernstein VP Growth and Income Portfolio	04	2001	10.0000	9.2648	212,874

Alliance Bernstein VP Growth and Income Portfolio	05	2007	12.0660	12.4744	252,806
Alliance Bernstein VP Growth and Income Portfolio	05	2006	10.4603	12.0660	304,116
Alliance Bernstein VP Growth and Income Portfolio	05	2005	10.1423	10.4603	373,219
Alliance Bernstein VP Growth and Income Portfolio	05	2004	9.2488	10.1423	421,162
Alliance Bernstein VP Growth and Income Portfolio	05	2003	7.0962	9.2488	390,394
Alliance Bernstein VP Growth and Income Portfolio	05	2002	9.2585	7.0962	469,382
Alliance Bernstein VP Growth and Income Portfolio	05	2001	10.0000	9.2585	143,364

Alliance Bernstein VP Growth and Income Portfolio	06	2007	11.9624	12.3484	239,034
Alliance Bernstein VP Growth and Income Portfolio	06	2006	10.3862	11.9624	273,822
Alliance Bernstein VP Growth and Income Portfolio	06	2005	10.0858	10.3862	310,261
Alliance Bernstein VP Growth and Income Portfolio	06	2004	9.2113	10.0858	338,684
Alliance Bernstein VP Growth and Income Portfolio	06	2003	7.0781	9.2113	332,660
Alliance Bernstein VP Growth and Income Portfolio	06	2002	9.2491	7.0781	341,356
Alliance Bernstein VP Growth and Income Portfolio	06	2001	10.0000	9.2491	116,848

Alliance Bernstein VP Small Cap Growth Portfolio	01	2007	12.0048	13.5120	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2006	10.9731	12.0048	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2005	10.5702	10.9731	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2004	9.3344	10.5702	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2003	6.3418	9.3344	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2002	9.4295	6.3418	0
Alliance Bernstein VP Small Cap Growth Portfolio	01	2001	10.0000	9.4295	0

Alliance Bernstein VP Small Cap Growth Portfolio	02	2007	11.9019	13.3757	33,325
Alliance Bernstein VP Small Cap Growth Portfolio	02	2006	10.8955	11.9019	34,650
Alliance Bernstein VP Small Cap Growth Portfolio	02	2005	10.5113	10.8955	49,470
Alliance Bernstein VP Small Cap Growth Portfolio	02	2004	9.2966	10.5113	28,259
Alliance Bernstein VP Small Cap Growth Portfolio	02	2003	6.3257	9.2966	5,686
Alliance Bernstein VP Small Cap Growth Portfolio	02	2002	9.4199	6.3257	8,067
Alliance Bernstein VP Small Cap Growth Portfolio	02	2001	10.0000	9.4199	44,890

Alliance Bernstein VP Small Cap Growth Portfolio	03	2007	11.8339	13.2858	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2006	10.8442	11.8339	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2005	10.4724	10.8442	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2004	9.2715	10.4724	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2003	6.3150	9.2715	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2002	9.4135	6.3150	0
Alliance Bernstein VP Small Cap Growth Portfolio	03	2001	10.0000	9.4135	0

Alliance Bernstein VP Small Cap Growth Portfolio	04	2007	11.7999	13.2409	23,525
Alliance Bernstein VP Small Cap Growth Portfolio	04	2006	10.8185	11.7999	12,855
Alliance Bernstein VP Small Cap Growth Portfolio	04	2005	10.4529	10.8185	13,119
Alliance Bernstein VP Small Cap Growth Portfolio	04	2004	9.2590	10.4529	8,611
Alliance Bernstein VP Small Cap Growth Portfolio	04	2003	6.3096	9.2590	3,313
Alliance Bernstein VP Small Cap Growth Portfolio	04	2002	9.4103	6.3096	3,217
Alliance Bernstein VP Small Cap Growth Portfolio	04	2001	10.0000	9.4103	23,184

Alliance Bernstein VP Small Cap Growth Portfolio	05	2007	11.7322	13.1515	22,704
Alliance Bernstein VP Small Cap Growth Portfolio	05	2006	10.7674	11.7322	47,345
Alliance Bernstein VP Small Cap Growth Portfolio	05	2005	10.4140	10.7674	57,881
Alliance Bernstein VP Small Cap Growth Portfolio	05	2004	9.2339	10.4140	54,796
Alliance Bernstein VP Small Cap Growth Portfolio	05	2003	6.2989	9.2339	13,563
Alliance Bernstein VP Small Cap Growth Portfolio	05	2002	9.4039	6.2989	13,305
Alliance Bernstein VP Small Cap Growth Portfolio	05	2001	10.0000	9.4039	1,505

Alliance Bernstein VP Small Cap Growth Portfolio	06	2007	11.6315	13.0186	5,081
Alliance Bernstein VP Small Cap Growth Portfolio	06	2006	10.6911	11.6315	7,170
Alliance Bernstein VP Small Cap Growth Portfolio	06	2005	10.3559	10.6911	8,846
Alliance Bernstein VP Small Cap Growth Portfolio	06	2004	9.1965	10.3559	12,703
Alliance Bernstein VP Small Cap Growth Portfolio	06	2003	6.2829	9.1965	4,547
Alliance Bernstein VP Small Cap Growth Portfolio	06	2002	9.3943	6.2829	4,356
Alliance Bernstein VP Small Cap Growth Portfolio	06	2001	10.0000	9.3943	63

AllianceBernstein International Growth Portfolio	01	2007	21.1335	24.6408	0
AllianceBernstein International Growth Portfolio	01	2006	16.8482	21.1335	0
AllianceBernstein International Growth Portfolio	01	2005	14.1167	16.8482	0
AllianceBernstein International Growth Portfolio	01	2004	11.5022	14.1167	0
AllianceBernstein International Growth Portfolio	01	2003	8.1206	11.5022	0
AllianceBernstein International Growth Portfolio	01	2002	8.5678	8.1206	0
AllianceBernstein International Growth Portfolio	01	2001	10.0000	8.5678	0

AllianceBernstein International Growth Portfolio	02	2007	20.9525	24.3925	124,051
AllianceBernstein International Growth Portfolio	02	2006	16.7292	20.9525	115,917
AllianceBernstein International Growth Portfolio	02	2005	14.0382	16.7292	46,517
AllianceBernstein International Growth Portfolio	02	2004	11.4556	14.0382	52,467
AllianceBernstein International Growth Portfolio	02	2003	8.1000	11.4556	52,060
AllianceBernstein International Growth Portfolio	02	2002	8.5591	8.1000	38,475
AllianceBernstein International Growth Portfolio	02	2001	10.0000	8.5591	8,432

AllianceBernstein International Growth Portfolio	03	2007	20.8328	24.2285	0
AllianceBernstein International Growth Portfolio	03	2006	16.6504	20.8328	0
AllianceBernstein International Growth Portfolio	03	2005	13.9862	16.6504	0
AllianceBernstein International Growth Portfolio	03	2004	11.4247	13.9862	0
AllianceBernstein International Growth Portfolio	03	2003	8.0863	11.4247	0
AllianceBernstein International Growth Portfolio	03	2002	8.5533	8.0863	0
AllianceBernstein International Growth Portfolio	03	2001	10.0000	8.5533	0

AllianceBernstein International Growth Portfolio	04	2007	20.7731	24.1467	45,141
AllianceBernstein International Growth Portfolio	04	2006	16.6110	20.7731	50,193
AllianceBernstein International Growth Portfolio	04	2005	13.9602	16.6110	40,439
AllianceBernstein International Growth Portfolio	04	2004	11.4093	13.9602	30,048
AllianceBernstein International Growth Portfolio	04	2003	8.0795	11.4093	23,448
AllianceBernstein International Growth Portfolio	04	2002	8.5503	8.0795	22,749
AllianceBernstein International Growth Portfolio	04	2001	10.0000	8.5503	5,260

AllianceBernstein International Growth Portfolio	05	2007	20.6540	23.9838	62,135
AllianceBernstein International Growth Portfolio	05	2006	16.5325	20.6540	65,587
AllianceBernstein International Growth Portfolio	05	2005	13.9082	16.5325	65,354
AllianceBernstein International Growth Portfolio	05	2004	11.3784	13.9082	46,463
AllianceBernstein International Growth Portfolio	05	2003	8.0658	11.3784	58,089
AllianceBernstein International Growth Portfolio	05	2002	8.5445	8.0658	64,267
AllianceBernstein International Growth Portfolio	05	2001	10.0000	8.5445	565

AllianceBernstein International Growth Portfolio	06	2007	20.4767	23.7415	31,681
AllianceBernstein International Growth Portfolio	06	2006	16.4155	20.4767	34,980
AllianceBernstein International Growth Portfolio	06	2005	13.8307	16.4155	46,725
AllianceBernstein International Growth Portfolio	06	2004	11.3322	13.8307	23,642
AllianceBernstein International Growth Portfolio	06	2003	8.0453	11.3322	20,026
AllianceBernstein International Growth Portfolio	06	2002	8.5358	8.0453	13,481
AllianceBernstein International Growth Portfolio	06	2001	10.0000	8.5358	6,516

Fidelity VIP Contrafund Portfolio	01	2007	15.6505	18.1740	0
Fidelity VIP Contrafund Portfolio	01	2006	14.1864	15.6505	0
Fidelity VIP Contrafund Portfolio	01	2005	12.2843	14.1864	0
Fidelity VIP Contrafund Portfolio	01	2004	10.7752	12.2843	0
Fidelity VIP Contrafund Portfolio	01	2003	8.4901	10.7752	0
Fidelity VIP Contrafund Portfolio	01	2002	9.4870	8.4901	0
Fidelity VIP Contrafund Portfolio	01	2001	10.0000	9.4870	0

Fidelity VIP Contrafund Portfolio	02	2007	15.5165	17.9908	280,055
Fidelity VIP Contrafund Portfolio	02	2006	14.0862	15.5165	293,985
Fidelity VIP Contrafund Portfolio	02	2005	12.2160	14.0862	258,253
Fidelity VIP Contrafund Portfolio	02	2004	10.7316	12.2160	228,133
Fidelity VIP Contrafund Portfolio	02	2003	8.4686	10.7316	176,141
Fidelity VIP Contrafund Portfolio	02	2002	9.4774	8.4686	148,576
Fidelity VIP Contrafund Portfolio	02	2001	10.0000	9.4774	37,501

Fidelity VIP Contrafund Portfolio	03	2007	15.4279	17.8699	0
Fidelity VIP Contrafund Portfolio	03	2006	14.0198	15.4279	0
Fidelity VIP Contrafund Portfolio	03	2005	12.1707	14.0198	0
Fidelity VIP Contrafund Portfolio	03	2004	10.7027	12.1707	0
Fidelity VIP Contrafund Portfolio	03	2003	8.4543	10.7027	22,134
Fidelity VIP Contrafund Portfolio	03	2002	9.4710	8.4543	9,216
Fidelity VIP Contrafund Portfolio	03	2001	10.0000	9.4710	16,278

Fidelity VIP Contrafund Portfolio	04	2007	15.3835	17.8095	248,356
Fidelity VIP Contrafund Portfolio	04	2006	13.9867	15.3835	281,000
Fidelity VIP Contrafund Portfolio	04	2005	12.1481	13.9867	273,048
Fidelity VIP Contrafund Portfolio	04	2004	10.6882	12.1481	268,839
Fidelity VIP Contrafund Portfolio	04	2003	8.4471	10.6882	182,047
Fidelity VIP Contrafund Portfolio	04	2002	9.4678	8.4471	132,261
Fidelity VIP Contrafund Portfolio	04	2001	10.0000	9.4678	31,602

Fidelity VIP Contrafund Portfolio	05	2007	15.2954	17.6894	326,923
Fidelity VIP Contrafund Portfolio	05	2006	13.9206	15.2954	310,234
Fidelity VIP Contrafund Portfolio	05	2005	12.1029	13.9206	285,246
Fidelity VIP Contrafund Portfolio	05	2004	10.6593	12.1029	225,231
Fidelity VIP Contrafund Portfolio	05	2003	8.4328	10.6593	169,075
Fidelity VIP Contrafund Portfolio	05	2002	9.4613	8.4328	124,130
Fidelity VIP Contrafund Portfolio	05	2001	10.0000	9.4613	24,110

Fidelity VIP Contrafund Portfolio	06	2007	15.1641	17.5107	229,963
Fidelity VIP Contrafund Portfolio	06	2006	13.8220	15.1641	255,271
Fidelity VIP Contrafund Portfolio	06	2005	12.0354	13.8220	240,632
Fidelity VIP Contrafund Portfolio	06	2004	10.6161	12.0354	225,648
Fidelity VIP Contrafund Portfolio	06	2003	8.4114	10.6161	174,381
Fidelity VIP Contrafund Portfolio	06	2002	9.4517	8.4114	148,801
Fidelity VIP Contrafund Portfolio	06	2001	10.0000	9.4517	39,014

Fidelity VIP Growth Portfolio	01	2007	8.8640	11.1143	8,629
Fidelity VIP Growth Portfolio	01	2006	8.4011	8.8640	8,629
Fidelity VIP Growth Portfolio	01	2005	8.0431	8.4011	8,629
Fidelity VIP Growth Portfolio	01	2004	7.8786	8.0431	0
Fidelity VIP Growth Portfolio	01	2003	6.0042	7.8786	4,468
Fidelity VIP Growth Portfolio	01	2002	8.7010	6.0042	0
Fidelity VIP Growth Portfolio	01	2001	10.0000	8.7010	0

Fidelity VIP Growth Portfolio	02	2007	8.7880	11.0022	481,476
Fidelity VIP Growth Portfolio	02	2006	8.3417	8.7880	594,350
Fidelity VIP Growth Portfolio	02	2005	7.9984	8.3417	471,544
Fidelity VIP Growth Portfolio	02	2004	7.8467	7.9984	521,997
Fidelity VIP Growth Portfolio	02	2003	5.9890	7.8467	484,414
Fidelity VIP Growth Portfolio	02	2002	8.6922	5.9890	516,411
Fidelity VIP Growth Portfolio	02	2001	10.0000	8.6922	298,052

Fidelity VIP Growth Portfolio	03	2007	8.7378	10.9282	53,850
Fidelity VIP Growth Portfolio	03	2006	8.3024	8.7378	63,444
Fidelity VIP Growth Portfolio	03	2005	7.9687	8.3024	48,345
Fidelity VIP Growth Portfolio	03	2004	7.8255	7.9687	48,196
Fidelity VIP Growth Portfolio	03	2003	5.9789	7.8255	43,656
Fidelity VIP Growth Portfolio	03	2002	8.6863	5.9789	34,438
Fidelity VIP Growth Portfolio	03	2001	10.0000	8.6863	20,638

Fidelity VIP Growth Portfolio	04	2007	8.7127	10.8913	458,082
Fidelity VIP Growth Portfolio	04	2006	8.2828	8.7127	589,582
Fidelity VIP Growth Portfolio	04	2005	7.9539	8.2828	575,573
Fidelity VIP Growth Portfolio	04	2004	7.8149	7.9539	612,128
Fidelity VIP Growth Portfolio	04	2003	5.9738	7.8149	560,164
Fidelity VIP Growth Portfolio	04	2002	8.6833	5.9738	462,691
Fidelity VIP Growth Portfolio	04	2001	10.0000	8.6833	365,485

Fidelity VIP Growth Portfolio	05	2007	8.6627	10.8178	504,693
Fidelity VIP Growth Portfolio	05	2006	8.2436	8.6627	706,570
Fidelity VIP Growth Portfolio	05	2005	7.9243	8.2436	741,242
Fidelity VIP Growth Portfolio	05	2004	7.7938	7.9243	778,079
Fidelity VIP Growth Portfolio	05	2003	5.9637	7.7938	687,859
Fidelity VIP Growth Portfolio	05	2002	8.6774	5.9637	581,689
Fidelity VIP Growth Portfolio	05	2001	10.0000	8.6774	486,915

Fidelity VIP Growth Portfolio	06	2007	8.5883	10.7084	488,366
Fidelity VIP Growth Portfolio	06	2006	8.1852	8.5883	611,724
Fidelity VIP Growth Portfolio	06	2005	7.8801	8.1852	619,650
Fidelity VIP Growth Portfolio	06	2004	7.7621	7.8801	679,529
Fidelity VIP Growth Portfolio	06	2003	5.9485	7.7621	615,007
Fidelity VIP Growth Portfolio	06	2002	8.6686	5.9485	518,008
Fidelity VIP Growth Portfolio	06	2001	10.0000	8.6686	243,391

Fidelity VIP Overseas Portfolio	01	2007	13.8321	16.0282	0
Fidelity VIP Overseas Portfolio	01	2006	11.8630	13.8321	0
Fidelity VIP Overseas Portfolio	01	2005	10.0877	11.8630	0
Fidelity VIP Overseas Portfolio	01	2004	8.9926	10.0877	0
Fidelity VIP Overseas Portfolio	01	2003	6.3504	8.9926	0
Fidelity VIP Overseas Portfolio	01	2002	8.0642	6.3504	0
Fidelity VIP Overseas Portfolio	01	2001	10.0000	8.0642	0

Fidelity VIP Overseas Portfolio	02	2007	13.7136	15.8666	63,466
Fidelity VIP Overseas Portfolio	02	2006	11.7792	13.7136	68,642
Fidelity VIP Overseas Portfolio	02	2005	10.0316	11.7792	75,314
Fidelity VIP Overseas Portfolio	02	2004	8.9562	10.0316	110,544
Fidelity VIP Overseas Portfolio	02	2003	6.3343	8.9562	100,227
Fidelity VIP Overseas Portfolio	02	2002	8.0560	6.3343	111,890
Fidelity VIP Overseas Portfolio	02	2001	10.0000	8.0560	287,605

Fidelity VIP Overseas Portfolio	03	2007	13.6353	15.7599	13,709
Fidelity VIP Overseas Portfolio	03	2006	11.7237	13.6353	14,313
Fidelity VIP Overseas Portfolio	03	2005	9.9945	11.7237	6,556
Fidelity VIP Overseas Portfolio	03	2004	8.9321	9.9945	6,556
Fidelity VIP Overseas Portfolio	03	2003	6.3235	8.9321	21,385
Fidelity VIP Overseas Portfolio	03	2002	8.0505	6.3235	6,556
Fidelity VIP Overseas Portfolio	03	2001	10.0000	8.0505	28,489

Fidelity VIP Overseas Portfolio	04	2007	13.5961	15.7067	62,667
Fidelity VIP Overseas Portfolio	04	2006	11.6960	13.5961	61,423
Fidelity VIP Overseas Portfolio	04	2005	9.9759	11.6960	68,648
Fidelity VIP Overseas Portfolio	04	2004	8.9200	9.9759	75,629
Fidelity VIP Overseas Portfolio	04	2003	6.3182	8.9200	86,286
Fidelity VIP Overseas Portfolio	04	2002	8.0478	6.3182	84,753
Fidelity VIP Overseas Portfolio	04	2001	10.0000	8.0478	267,320

Fidelity VIP Overseas Portfolio	05	2007	13.5181	15.6007	39,345
Fidelity VIP Overseas Portfolio	05	2006	11.6407	13.5181	57,841
Fidelity VIP Overseas Portfolio	05	2005	9.9387	11.6407	80,629
Fidelity VIP Overseas Portfolio	05	2004	8.8958	9.9387	103,876
Fidelity VIP Overseas Portfolio	05	2003	6.3075	8.8958	88,738
Fidelity VIP Overseas Portfolio	05	2002	8.0423	6.3075	99,988
Fidelity VIP Overseas Portfolio	05	2001	10.0000	8.0423	363,757

Fidelity VIP Overseas Portfolio	06	2007	13.4021	15.4431	46,857
Fidelity VIP Overseas Portfolio	06	2006	11.5583	13.4021	61,233
Fidelity VIP Overseas Portfolio	06	2005	9.8833	11.5583	77,508
Fidelity VIP Overseas Portfolio	06	2004	8.8598	9.8833	94,039
Fidelity VIP Overseas Portfolio	06	2003	6.2914	8.8598	100,000
Fidelity VIP Overseas Portfolio	06	2002	8.0341	6.2914	85,535
Fidelity VIP Overseas Portfolio	06	2001	10.0000	8.0341	205,124

First Eagle Overseas Variable Fund	01	2007	31.3390	33.4453	5,897
First Eagle Overseas Variable Fund	01	2006	25.3074	31.3390	5,897
First Eagle Overseas Variable Fund	01	2005	21.0465	25.3074	5,897
First Eagle Overseas Variable Fund	01	2004	16.6817	21.0465	0
First Eagle Overseas Variable Fund	01	2003	11.1532	16.6817	4,483
First Eagle Overseas Variable Fund	01	2002	10.0000	11.1532	0

First Eagle Overseas Variable Fund	02	2007	31.1377	33.1797	338,086
First Eagle Overseas Variable Fund	02	2006	25.1828	31.1377	404,490
First Eagle Overseas Variable Fund	02	2005	20.9746	25.1828	420,933
First Eagle Overseas Variable Fund	02	2004	16.6501	20.9746	419,846
First Eagle Overseas Variable Fund	02	2003	11.1489	16.6501	436,203
First Eagle Overseas Variable Fund	02	2002	10.0000	11.1489	349,064

First Eagle Overseas Variable Fund	03	2007	31.0043	33.0040	45,551
First Eagle Overseas Variable Fund	03	2006	25.1002	31.0043	47,696
First Eagle Overseas Variable Fund	03	2005	20.9269	25.1002	35,126
First Eagle Overseas Variable Fund	03	2004	16.6290	20.9269	31,642
First Eagle Overseas Variable Fund	03	2003	11.1461	16.6290	33,514
First Eagle Overseas Variable Fund	03	2002	10.0000	11.1461	29,621

First Eagle Overseas Variable Fund	04	2007	30.9376	32.9162	370,371
First Eagle Overseas Variable Fund	04	2006	25.0589	30.9376	416,506
First Eagle Overseas Variable Fund	04	2005	20.9030	25.0589	432,948
First Eagle Overseas Variable Fund	04	2004	16.6185	20.9030	423,299
First Eagle Overseas Variable Fund	04	2003	11.1447	16.6185	419,296
First Eagle Overseas Variable Fund	04	2002	10.0000	11.1447	337,036

First Eagle Overseas Variable Fund	05	2007	30.8046	32.7413	450,896
First Eagle Overseas Variable Fund	05	2006	24.9765	30.8046	517,610
First Eagle Overseas Variable Fund	05	2005	20.8553	24.9765	559,367
First Eagle Overseas Variable Fund	05	2004	16.5974	20.8553	573,813
First Eagle Overseas Variable Fund	05	2003	11.1418	16.5974	562,412
First Eagle Overseas Variable Fund	05	2002	10.0000	11.1418	477,270

First Eagle Overseas Variable Fund	06	2007	30.6062	32.4807	415,986
First Eagle Overseas Variable Fund	06	2006	24.8533	30.6062	443,847
First Eagle Overseas Variable Fund	06	2005	20.7840	24.8533	490,069
First Eagle Overseas Variable Fund	06	2004	16.5659	20.7840	494,659
First Eagle Overseas Variable Fund	06	2003	11.1376	16.5659	464,020
First Eagle Overseas Variable Fund	06	2002	10.0000	11.1376	409,282

Goldman Sachs Structured Small Cap Equity Fund	01	2007	15.7605	13.0303	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2006	14.1795	15.7605	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2005	13.5029	14.1795	2,570
Goldman Sachs Structured Small Cap Equity Fund	01	2004	11.7251	13.5029	0
Goldman Sachs Structured Small Cap Equity Fund	01	2003	8.1117	11.7251	0
Goldman Sachs Structured Small Cap Equity Fund	01	2002	9.6359	8.1117	0
Goldman Sachs Structured Small Cap Equity Fund	01	2001	9.3120	9.6359	0
Goldman Sachs Structured Small Cap Equity Fund	01	2000	10.0000	9.3120	0

Goldman Sachs Structured Small Cap Equity Fund	02	2007	15.6068	12.8835	12,249
Goldman Sachs Structured Small Cap Equity Fund	02	2006	14.0625	15.6068	17,610
Goldman Sachs Structured Small Cap Equity Fund	02	2005	13.4117	14.0625	16,996
Goldman Sachs Structured Small Cap Equity Fund	02	2004	11.6637	13.4117	18,608
Goldman Sachs Structured Small Cap Equity Fund	02	2003	8.0814	11.6637	22,237
Goldman Sachs Structured Small Cap Equity Fund	02	2002	9.6145	8.0814	23,966
Goldman Sachs Structured Small Cap Equity Fund	02	2001	9.3056	9.6145	39,652
Goldman Sachs Structured Small Cap Equity Fund	02	2000	10.0000	9.3056	0

Goldman Sachs Structured Small Cap Equity Fund	03	2007	15.5053	12.7867	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2006	13.9851	15.5053	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2005	13.3514	13.9851	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2004	11.6230	13.3514	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2003	8.0614	11.6230	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2002	9.6004	8.0614	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2001	9.3013	9.6004	12,386
Goldman Sachs Structured Small Cap Equity Fund	03	2000	10.0000	9.3013	0

Goldman Sachs Structured Small Cap Equity Fund	04	2007	15.4546	12.7384	26,422
Goldman Sachs Structured Small Cap Equity Fund	04	2006	13.9464	15.4546	28,149
Goldman Sachs Structured Small Cap Equity Fund	04	2005	13.3212	13.9464	40,032
Goldman Sachs Structured Small Cap Equity Fund	04	2004	11.6026	13.3212	40,786
Goldman Sachs Structured Small Cap Equity Fund	04	2003	8.0513	11.6026	37,189
Goldman Sachs Structured Small Cap Equity Fund	04	2002	9.5933	8.0513	39,395
Goldman Sachs Structured Small Cap Equity Fund	04	2001	9.2992	9.5933	35,576
Goldman Sachs Structured Small Cap Equity Fund	04	2000	10.0000	9.2992	0

Goldman Sachs Structured Small Cap Equity Fund	05	2007	15.3537	12.6423	26,584
Goldman Sachs Structured Small Cap Equity Fund	05	2006	13.8694	15.3537	30,771
Goldman Sachs Structured Small Cap Equity Fund	05	2005	13.2610	13.8694	37,905
Goldman Sachs Structured Small Cap Equity Fund	05	2004	11.5620	13.2610	44,796
Goldman Sachs Structured Small Cap Equity Fund	05	2003	8.0312	11.5620	35,831
Goldman Sachs Structured Small Cap Equity Fund	05	2002	9.5791	8.0312	39,978
Goldman Sachs Structured Small Cap Equity Fund	05	2001	9.2949	9.5791	48,145
Goldman Sachs Structured Small Cap Equity Fund	05	2000	10.0000	9.2949	0

Goldman Sachs Structured Small Cap Equity Fund	06	2007	15.2036	12.4995	12,567
Goldman Sachs Structured Small Cap Equity Fund	06	2006	13.7546	15.2036	13,639
Goldman Sachs Structured Small Cap Equity Fund	06	2005	13.1713	13.7546	20,067
Goldman Sachs Structured Small Cap Equity Fund	06	2004	11.5013	13.1713	20,613
Goldman Sachs Structured Small Cap Equity Fund	06	2003	8.0012	11.5013	12,616
Goldman Sachs Structured Small Cap Equity Fund	06	2002	9.5578	8.0012	12,261
Goldman Sachs Structured Small Cap Equity Fund	06	2001	9.2885	9.5578	13,565
Goldman Sachs Structured Small Cap Equity Fund	06	2000	10.0000	9.2885	0

Goldman Sachs Structured U.S. Equity Fund	01	2007	10.1069	9.8424	0
Goldman Sachs Structured U.S. Equity Fund	01	2006	9.0430	10.1069	0
Goldman Sachs Structured U.S. Equity Fund	01	2005	8.5756	9.0430	0
Goldman Sachs Structured U.S. Equity Fund	01	2004	7.5364	8.5756	0
Goldman Sachs Structured U.S. Equity Fund	01	2003	5.8795	7.5364	0
Goldman Sachs Structured U.S. Equity Fund	01	2002	7.6038	5.8795	0
Goldman Sachs Structured U.S. Equity Fund	01	2001	8.7227	7.6038	0
Goldman Sachs Structured U.S. Equity Fund	01	2000	10.0000	8.7227	0

Goldman Sachs Structured U.S. Equity Fund	02	2007	10.0082	9.7315	90,853
Goldman Sachs Structured U.S. Equity Fund	02	2006	8.9683	10.0082	95,322
Goldman Sachs Structured U.S. Equity Fund	02	2005	8.5177	8.9683	58,446
Goldman Sachs Structured U.S. Equity Fund	02	2004	7.4969	8.5177	69,407
Goldman Sachs Structured U.S. Equity Fund	02	2003	5.8575	7.4969	59,148
Goldman Sachs Structured U.S. Equity Fund	02	2002	7.5869	5.8575	66,992
Goldman Sachs Structured U.S. Equity Fund	02	2001	8.7167	7.5869	92,004
Goldman Sachs Structured U.S. Equity Fund	02	2000	10.0000	8.7167	0

Goldman Sachs Structured U.S. Equity Fund	03	2007	9.9431	9.6583	30,836
Goldman Sachs Structured U.S. Equity Fund	03	2006	8.9189	9.9431	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2005	8.4794	8.9189	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2004	7.4707	8.4794	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2003	5.8430	7.4707	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2002	7.5757	5.8430	31,424
Goldman Sachs Structured U.S. Equity Fund	03	2001	8.7127	7.5757	26,655
Goldman Sachs Structured U.S. Equity Fund	03	2000	10.0000	8.7127	0

Goldman Sachs Structured U.S. Equity Fund	04	2007	9.9106	9.6219	92,594
Goldman Sachs Structured U.S. Equity Fund	04	2006	8.8943	9.9106	82,725
Goldman Sachs Structured U.S. Equity Fund	04	2005	8.4602	8.8943	91,435
Goldman Sachs Structured U.S. Equity Fund	04	2004	7.4577	8.4602	93,376
Goldman Sachs Structured U.S. Equity Fund	04	2003	5.8357	7.4577	100,384
Goldman Sachs Structured U.S. Equity Fund	04	2002	7.5701	5.8357	137,091
Goldman Sachs Structured U.S. Equity Fund	04	2001	8.7107	7.5701	126,497
Goldman Sachs Structured U.S. Equity Fund	04	2000	10.0000	8.7107	0

Goldman Sachs Structured U.S. Equity Fund	05	2007	9.8459	9.5493	80,603
Goldman Sachs Structured U.S. Equity Fund	05	2006	8.8451	9.8459	96,928
Goldman Sachs Structured U.S. Equity Fund	05	2005	8.4220	8.8451	126,978
Goldman Sachs Structured U.S. Equity Fund	05	2004	7.4315	8.4220	164,455
Goldman Sachs Structured U.S. Equity Fund	05	2003	5.8211	7.4315	194,860
Goldman Sachs Structured U.S. Equity Fund	05	2002	7.5589	5.8211	202,999
Goldman Sachs Structured U.S. Equity Fund	05	2001	8.7067	7.5589	179,695
Goldman Sachs Structured U.S. Equity Fund	05	2000	10.0000	8.7067	0

Goldman Sachs Structured U.S. Equity Fund	06	2007	9.7496	9.4414	52,753
Goldman Sachs Structured U.S. Equity Fund	06	2006	8.7719	9.7496	56,832
Goldman Sachs Structured U.S. Equity Fund	06	2005	8.3650	8.7719	64,393
Goldman Sachs Structured U.S. Equity Fund	06	2004	7.3925	8.3650	74,771
Goldman Sachs Structured U.S. Equity Fund	06	2003	5.7994	7.3925	89,110
Goldman Sachs Structured U.S. Equity Fund	06	2002	7.5422	5.7994	91,518
Goldman Sachs Structured U.S. Equity Fund	06	2001	8.7007	7.5422	44,344
Goldman Sachs Structured U.S. Equity Fund	06	2000	10.0000	8.7007	0

Goldman Sachs V.I.T. Growth and Income Fund	01	2007	12.9604	13.0218	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2006	10.6750	12.9604	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2005	10.3749	10.6750	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2004	8.8216	10.3749	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2003	7.1652	8.8216	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2002	8.1632	7.1652	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2001	9.0954	8.1632	0
Goldman Sachs V.I.T. Growth and Income Fund	01	2000	10.0000	9.0954	0

Goldman Sachs V.I.T. Growth and Income Fund	02	2007	12.8340	12.8751	32,362
Goldman Sachs V.I.T. Growth and Income Fund	02	2006	10.5869	12.8340	24,674
Goldman Sachs V.I.T. Growth and Income Fund	02	2005	10.3049	10.5869	18,087
Goldman Sachs V.I.T. Growth and Income Fund	02	2004	8.7754	10.3049	18,685
Goldman Sachs V.I.T. Growth and Income Fund	02	2003	7.1385	8.7754	15,416
Goldman Sachs V.I.T. Growth and Income Fund	02	2002	8.1452	7.1385	16,846
Goldman Sachs V.I.T. Growth and Income Fund	02	2001	9.0892	8.1452	20,871
Goldman Sachs V.I.T. Growth and Income Fund	02	2000	10.0000	9.0892	0

Goldman Sachs V.I.T. Growth and Income Fund	03	2007	12.7505	12.7784	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2006	10.5287	12.7505	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2005	10.2585	10.5287	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2004	8.7448	10.2585	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2003	7.1208	8.7448	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2002	8.1332	7.1208	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2001	9.0850	8.1332	0
Goldman Sachs V.I.T. Growth and Income Fund	03	2000	10.0000	9.0850	0

Goldman Sachs V.I.T. Growth and Income Fund	04	2007	12.7088	12.7301	29,952
Goldman Sachs V.I.T. Growth and Income Fund	04	2006	10.4995	12.7088	27,759
Goldman Sachs V.I.T. Growth and Income Fund	04	2005	10.2353	10.4995	25,220
Goldman Sachs V.I.T. Growth and Income Fund	04	2004	8.7295	10.2353	26,429
Goldman Sachs V.I.T. Growth and Income Fund	04	2003	7.1119	8.7295	22,903
Goldman Sachs V.I.T. Growth and Income Fund	04	2002	8.1271	7.1119	26,190
Goldman Sachs V.I.T. Growth and Income Fund	04	2001	9.0830	8.1271	26,366
Goldman Sachs V.I.T. Growth and Income Fund	04	2000	10.0000	9.0830	0

Goldman Sachs V.I.T. Growth and Income Fund	05	2007	12.6259	12.6341	81,986
Goldman Sachs V.I.T. Growth and Income Fund	05	2006	10.4416	12.6259	87,229
Goldman Sachs V.I.T. Growth and Income Fund	05	2005	10.1891	10.4416	59,584
Goldman Sachs V.I.T. Growth and Income Fund	05	2004	8.6989	10.1891	25,816
Goldman Sachs V.I.T. Growth and Income Fund	05	2003	7.0942	8.6989	22,231
Goldman Sachs V.I.T. Growth and Income Fund	05	2002	8.1151	7.0942	24,430
Goldman Sachs V.I.T. Growth and Income Fund	05	2001	9.0788	8.1151	27,033
Goldman Sachs V.I.T. Growth and Income Fund	05	2000	10.0000	9.0788	0

Goldman Sachs V.I.T. Growth and Income Fund	06	2007	12.5024	12.4914	10,613
Goldman Sachs V.I.T. Growth and Income Fund	06	2006	10.3552	12.5024	4,772
Goldman Sachs V.I.T. Growth and Income Fund	06	2005	10.1201	10.3552	4,774
Goldman Sachs V.I.T. Growth and Income Fund	06	2004	8.6532	10.1201	6,566
Goldman Sachs V.I.T. Growth and Income Fund	06	2003	7.0676	8.6532	6,704
Goldman Sachs V.I.T. Growth and Income Fund	06	2002	8.0971	7.0676	6,869
Goldman Sachs V.I.T. Growth and Income Fund	06	2001	9.0726	8.0971	6,664
Goldman Sachs V.I.T. Growth and Income Fund	06	2000	10.0000	9.0726	0

Goldman Sachs VIT Capital Growth Fund	01	2007	9.5962	10.4622	0
Goldman Sachs VIT Capital Growth Fund	01	2006	8.9286	9.5962	0
Goldman Sachs VIT Capital Growth Fund	01	2005	8.7608	8.9286	0
Goldman Sachs VIT Capital Growth Fund	01	2004	8.1123	8.7608	0
Goldman Sachs VIT Capital Growth Fund	01	2003	6.6222	8.1123	0
Goldman Sachs VIT Capital Growth Fund	01	2002	8.8401	6.6222	0
Goldman Sachs VIT Capital Growth Fund	01	2001	10.0000	8.8401	0

Goldman Sachs VIT Capital Growth Fund	02	2007	9.5140	10.3567	26,776
Goldman Sachs VIT Capital Growth Fund	02	2006	8.8655	9.5140	27,322
Goldman Sachs VIT Capital Growth Fund	02	2005	8.7121	8.8655	44,307
Goldman Sachs VIT Capital Growth Fund	02	2004	8.0795	8.7121	28,398
Goldman Sachs VIT Capital Growth Fund	02	2003	6.6054	8.0795	29,041
Goldman Sachs VIT Capital Growth Fund	02	2002	8.8311	6.6054	52,230
Goldman Sachs VIT Capital Growth Fund	02	2001	10.0000	8.8311	19,056

Goldman Sachs VIT Capital Growth Fund	03	2007	9.4596	10.2871	0
Goldman Sachs VIT Capital Growth Fund	03	2006	8.8237	9.4596	0
Goldman Sachs VIT Capital Growth Fund	03	2005	8.6798	8.8237	0
Goldman Sachs VIT Capital Growth Fund	03	2004	8.0577	8.6798	0
Goldman Sachs VIT Capital Growth Fund	03	2003	6.5943	8.0577	0
Goldman Sachs VIT Capital Growth Fund	03	2002	8.8252	6.5943	0
Goldman Sachs VIT Capital Growth Fund	03	2001	10.0000	8.8252	0

Goldman Sachs VIT Capital Growth Fund	04	2007	9.4325	10.2523	30,154
Goldman Sachs VIT Capital Growth Fund	04	2006	8.8029	9.4325	24,701
Goldman Sachs VIT Capital Growth Fund	04	2005	8.6636	8.8029	25,530
Goldman Sachs VIT Capital Growth Fund	04	2004	8.0468	8.6636	19,306
Goldman Sachs VIT Capital Growth Fund	04	2003	6.5887	8.0468	10,832
Goldman Sachs VIT Capital Growth Fund	04	2002	8.8222	6.5887	7,239
Goldman Sachs VIT Capital Growth Fund	04	2001	10.0000	8.8222	3,079

Goldman Sachs VIT Capital Growth Fund	05	2007	9.3784	10.1831	57,197
Goldman Sachs VIT Capital Growth Fund	05	2006	8.7612	9.3784	61,674
Goldman Sachs VIT Capital Growth Fund	05	2005	8.6314	8.7612	68,405
Goldman Sachs VIT Capital Growth Fund	05	2004	8.0250	8.6314	72,311
Goldman Sachs VIT Capital Growth Fund	05	2003	6.5775	8.0250	59,038
Goldman Sachs VIT Capital Growth Fund	05	2002	8.8162	6.5775	58,209
Goldman Sachs VIT Capital Growth Fund	05	2001	10.0000	8.8162	18,587

Goldman Sachs VIT Capital Growth Fund	06	2007	9.2978	10.0802	12,093
Goldman Sachs VIT Capital Growth Fund	06	2006	8.6992	9.2978	13,177
Goldman Sachs VIT Capital Growth Fund	06	2005	8.5833	8.6992	23,352
Goldman Sachs VIT Capital Growth Fund	06	2004	7.9924	8.5833	62,879
Goldman Sachs VIT Capital Growth Fund	06	2003	6.5608	7.9924	59,442
Goldman Sachs VIT Capital Growth Fund	06	2002	8.8072	6.5608	61,467
Goldman Sachs VIT Capital Growth Fund	06	2001	10.0000	8.8072	10,732

Goldman Sachs VIT Strategic International Equity Fund	01	2007	11.0033	11.7515	0
Goldman Sachs VIT Strategic International Equity Fund	01	2006	9.1022	11.0033	0
Goldman Sachs VIT Strategic International Equity Fund	01	2005	8.0858	9.1022	0
Goldman Sachs VIT Strategic International Equity Fund	01	2004	7.1972	8.0858	0
Goldman Sachs VIT Strategic International Equity Fund	01	2003	5.3656	7.1972	0
Goldman Sachs VIT Strategic International Equity Fund	01	2002	6.6368	5.3656	0
Goldman Sachs VIT Strategic International Equity Fund	01	2001	8.6240	6.6368	0
Goldman Sachs VIT Strategic International Equity Fund	01	2000	10.0000	8.6240	0

Goldman Sachs VIT Strategic International Equity Fund	02	2007	10.8960	11.6191	13,575
Goldman Sachs VIT Strategic International Equity Fund	02	2006	9.0271	10.8960	17,656
Goldman Sachs VIT Strategic International Equity Fund	02	2005	8.0312	9.0271	18,099
Goldman Sachs VIT Strategic International Equity Fund	02	2004	7.1595	8.0312	19,055
Goldman Sachs VIT Strategic International Equity Fund	02	2003	5.3456	7.1595	28,580
Goldman Sachs VIT Strategic International Equity Fund	02	2002	6.6221	5.3456	35,598
Goldman Sachs VIT Strategic International Equity Fund	02	2001	8.6181	6.6221	49,452
Goldman Sachs VIT Strategic International Equity Fund	02	2000	10.0000	8.6181	0

Goldman Sachs VIT Strategic International Equity Fund	03	2007	10.8251	11.5317	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2006	8.9774	10.8251	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2005	7.9951	8.9774	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2004	7.1345	7.9951	30,413
Goldman Sachs VIT Strategic International Equity Fund	03	2003	5.3323	7.1345	30,507
Goldman Sachs VIT Strategic International Equity Fund	03	2002	6.6123	5.3323	45,637
Goldman Sachs VIT Strategic International Equity Fund	03	2001	8.6142	6.6123	43,801
Goldman Sachs VIT Strategic International Equity Fund	03	2000	10.0000	8.6142	0

Goldman Sachs VIT Strategic International Equity Fund	04	2007	10.7896	11.4881	20,062
Goldman Sachs VIT Strategic International Equity Fund	04	2006	8.9525	10.7896	31,984
Goldman Sachs VIT Strategic International Equity Fund	04	2005	7.9770	8.9525	39,369
Goldman Sachs VIT Strategic International Equity Fund	04	2004	7.1220	7.9770	54,629
Goldman Sachs VIT Strategic International Equity Fund	04	2003	5.3256	7.1220	59,799
Goldman Sachs VIT Strategic International Equity Fund	04	2002	6.6074	5.3256	79,989
Goldman Sachs VIT Strategic International Equity Fund	04	2001	8.6122	6.6074	104,655
Goldman Sachs VIT Strategic International Equity Fund	04	2000	10.0000	8.6122	0

Goldman Sachs VIT Strategic International Equity Fund	05	2007	10.7192	11.4015	59,416
Goldman Sachs VIT Strategic International Equity Fund	05	2006	8.9031	10.7192	65,280
Goldman Sachs VIT Strategic International Equity Fund	05	2005	7.9409	8.9031	50,345
Goldman Sachs VIT Strategic International Equity Fund	05	2004	7.0970	7.9409	53,457
Goldman Sachs VIT Strategic International Equity Fund	05	2003	5.3123	7.0970	56,684
Goldman Sachs VIT Strategic International Equity Fund	05	2002	6.5976	5.3123	66,670
Goldman Sachs VIT Strategic International Equity Fund	05	2001	8.6083	6.5976	93,953
Goldman Sachs VIT Strategic International Equity Fund	05	2000	10.0000	8.6083	0

Goldman Sachs VIT Strategic International Equity Fund	06	2007	10.6144	11.2727	12,294
Goldman Sachs VIT Strategic International Equity Fund	06	2006	8.8294	10.6144	13,934
Goldman Sachs VIT Strategic International Equity Fund	06	2005	7.8872	8.8294	16,334
Goldman Sachs VIT Strategic International Equity Fund	06	2004	7.0597	7.8872	19,840
Goldman Sachs VIT Strategic International Equity Fund	06	2003	5.2925	7.0597	20,856
Goldman Sachs VIT Strategic International Equity Fund	06	2002	6.5830	5.2925	22,552
Goldman Sachs VIT Strategic International Equity Fund	06	2001	8.6023	6.5830	28,203
Goldman Sachs VIT Strategic International Equity Fund	06	2000	10.0000	8.6023	0

J.P. Morgan International Opp	01	2007	11.2978	12.2280	0
J.P. Morgan International Opp	01	2006	9.3508	11.2978	0
J.P. Morgan International Opp	01	2005	8.5326	9.3508	0
J.P. Morgan International Opp	01	2004	7.2813	8.5326	0
J.P. Morgan International Opp	01	2003	5.5532	7.2813	0
J.P. Morgan International Opp	01	2002	6.8664	5.5532	0
J.P. Morgan International Opp	01	2001	8.5781	6.8664	0
J.P. Morgan International Opp	01	2000	10.0000	8.5781	0

J.P. Morgan International Opp	02	2007	11.1876	12.0903	9,062
J.P. Morgan International Opp	02	2006	9.2736	11.1876	26,843
J.P. Morgan International Opp	02	2005	8.4750	9.2736	29,052
J.P. Morgan International Opp	02	2004	7.2431	8.4750	30,207
J.P. Morgan International Opp	02	2003	5.5324	7.2431	23,521
J.P. Morgan International Opp	02	2002	6.8512	5.5324	25,781
J.P. Morgan International Opp	02	2001	8.5722	6.8512	29,234
J.P. Morgan International Opp	02	2000	10.0000	8.5722	0

J.P. Morgan International Opp	03	2007	11.1149	11.9994	13,243
J.P. Morgan International Opp	03	2006	9.2226	11.1149	13,243
J.P. Morgan International Opp	03	2005	8.4368	9.2226	13,243
J.P. Morgan International Opp	03	2004	7.2178	8.4368	13,243
J.P. Morgan International Opp	03	2003	5.5187	7.2178	13,243
J.P. Morgan International Opp	03	2002	6.8411	5.5187	27,963
J.P. Morgan International Opp	03	2001	8.5683	6.8411	26,079
J.P. Morgan International Opp	03	2000	10.0000	8.5683	0

J.P. Morgan International Opp	04	2007	11.0785	11.9540	17,813
J.P. Morgan International Opp	04	2006	9.1970	11.0785	21,794
J.P. Morgan International Opp	04	2005	8.4177	9.1970	21,553
J.P. Morgan International Opp	04	2004	7.2052	8.4177	28,130
J.P. Morgan International Opp	04	2003	5.5118	7.2052	32,101
J.P. Morgan International Opp	04	2002	6.8360	5.5118	42,584
J.P. Morgan International Opp	04	2001	8.5664	6.8360	46,727
J.P. Morgan International Opp	04	2000	10.0000	8.5664	0

J.P. Morgan International Opp	05	2007	11.0061	11.8638	23,321
J.P. Morgan International Opp	05	2006	9.1462	11.0061	30,911
J.P. Morgan International Opp	05	2005	8.3797	9.1462	35,095
J.P. Morgan International Opp	05	2004	7.1799	8.3797	44,704
J.P. Morgan International Opp	05	2003	5.4980	7.1799	47,651
J.P. Morgan International Opp	05	2002	6.8259	5.4980	49,965
J.P. Morgan International Opp	05	2001	8.5624	6.8259	57,920
J.P. Morgan International Opp	05	2000	10.0000	8.5624	0

J.P. Morgan International Opp	06	2007	10.8985	11.7299	5,319
J.P. Morgan International Opp	06	2006	9.0705	10.8985	6,009
J.P. Morgan International Opp	06	2005	8.3230	9.0705	6,474
J.P. Morgan International Opp	06	2004	7.1422	8.3230	8,901
J.P. Morgan International Opp	06	2003	5.4775	7.1422	9,157
J.P. Morgan International Opp	06	2002	6.8108	5.4775	8,576
J.P. Morgan International Opp	06	2001	8.5565	6.8108	8,741
J.P. Morgan International Opp	06	2000	10.0000	8.5565	0

J.P. Morgan Small Company	01	2007	11.9075	11.1195	0
J.P. Morgan Small Company	01	2006	10.4580	11.9075	0
J.P. Morgan Small Company	01	2005	10.2144	10.4580	0
J.P. Morgan Small Company	01	2004	8.1134	10.2144	0
J.P. Morgan Small Company	01	2003	6.0269	8.1134	0
J.P. Morgan Small Company	01	2002	7.7703	6.0269	0
J.P. Morgan Small Company	01	2001	8.5344	7.7703	0
J.P. Morgan Small Company	01	2000	10.0000	8.5344	0

J.P. Morgan Small Company	02	2007	11.7913	10.9942	11,681
J.P. Morgan Small Company	02	2006	10.3717	11.7913	17,260
J.P. Morgan Small Company	02	2005	10.1454	10.3717	22,045
J.P. Morgan Small Company	02	2004	8.0709	10.1454	20,795
J.P. Morgan Small Company	02	2003	6.0044	8.0709	21,505
J.P. Morgan Small Company	02	2002	7.7531	6.0044	23,416
J.P. Morgan Small Company	02	2001	8.5285	7.7531	30,979
J.P. Morgan Small Company	02	2000	10.0000	8.5285	0

J.P. Morgan Small Company	03	2007	11.7146	10.9115	13,334
J.P. Morgan Small Company	03	2006	10.3146	11.7146	13,334
J.P. Morgan Small Company	03	2005	10.0998	10.3146	13,334
J.P. Morgan Small Company	03	2004	8.0427	10.0998	13,334
J.P. Morgan Small Company	03	2003	5.9895	8.0427	13,334
J.P. Morgan Small Company	03	2002	7.7416	5.9895	13,334
J.P. Morgan Small Company	03	2001	8.5246	7.7416	13,334
J.P. Morgan Small Company	03	2000	10.0000	8.5246	0

J.P. Morgan Small Company	04	2007	11.6762	10.8703	24,442
J.P. Morgan Small Company	04	2006	10.2861	11.6762	34,172
J.P. Morgan Small Company	04	2005	10.0769	10.2861	43,906
J.P. Morgan Small Company	04	2004	8.0286	10.0769	43,544
J.P. Morgan Small Company	04	2003	5.9820	8.0286	46,528
J.P. Morgan Small Company	04	2002	7.7359	5.9820	46,898
J.P. Morgan Small Company	04	2001	8.5226	7.7359	52,274
J.P. Morgan Small Company	04	2000	10.0000	8.5226	0

J.P. Morgan Small Company	05	2007	11.6000	10.7883	41,894
J.P. Morgan Small Company	05	2006	10.2292	11.6000	48,583
J.P. Morgan Small Company	05	2005	10.0314	10.2292	54,366
J.P. Morgan Small Company	05	2004	8.0004	10.0314	51,368
J.P. Morgan Small Company	05	2003	5.9671	8.0004	41,947
J.P. Morgan Small Company	05	2002	7.7244	5.9671	47,607
J.P. Morgan Small Company	05	2001	8.5187	7.7244	46,314
J.P. Morgan Small Company	05	2000	10.0000	8.5187	0

J.P. Morgan Small Company	06	2007	11.4865	10.6664	12,275
J.P. Morgan Small Company	06	2006	10.1446	11.4865	15,571
J.P. Morgan Small Company	06	2005	9.9635	10.1446	17,957
J.P. Morgan Small Company	06	2004	7.9584	9.9635	19,164
J.P. Morgan Small Company	06	2003	5.9448	7.9584	21,706
J.P. Morgan Small Company	06	2002	7.7073	5.9448	21,790
J.P. Morgan Small Company	06	2001	8.5129	7.7073	26,275
J.P. Morgan Small Company	06	2000	10.0000	8.5129	0

JP Morgan US Large Core Equity	01	2007	8.9253	8.9823	0
JP Morgan US Large Core Equity	01	2006	7.7335	8.9253	0
JP Morgan US Large Core Equity	01	2005	7.7073	7.7335	0
JP Morgan US Large Core Equity	01	2004	7.1107	7.7073	0
JP Morgan US Large Core Equity	01	2003	5.6052	7.1107	0
JP Morgan US Large Core Equity	01	2002	7.5116	5.6052	0
JP Morgan US Large Core Equity	01	2001	8.6137	7.5116	0
JP Morgan US Large Core Equity	01	2000	10.0000	8.6137	0

JP Morgan US Large Core Equity	02	2007	8.8382	8.8811	15,986
JP Morgan US Large Core Equity	02	2006	7.6696	8.8382	18,664
JP Morgan US Large Core Equity	02	2005	7.6553	7.6696	25,622
JP Morgan US Large Core Equity	02	2004	7.0734	7.6553	25,881
JP Morgan US Large Core Equity	02	2003	5.5843	7.0734	30,825
JP Morgan US Large Core Equity	02	2002	7.4950	5.5843	32,702
JP Morgan US Large Core Equity	02	2001	8.6078	7.4950	39,736
JP Morgan US Large Core Equity	02	2000	10.0000	8.6078	0

JP Morgan US Large Core Equity	03	2007	8.7807	8.8143	15,284
JP Morgan US Large Core Equity	03	2006	7.6274	8.7807	15,284
JP Morgan US Large Core Equity	03	2005	7.6208	7.6274	15,284
JP Morgan US Large Core Equity	03	2004	7.0487	7.6208	15,284
JP Morgan US Large Core Equity	03	2003	5.5704	7.0487	15,284
JP Morgan US Large Core Equity	03	2002	7.4839	5.5704	15,284
JP Morgan US Large Core Equity	03	2001	8.6038	7.4839	15,284
JP Morgan US Large Core Equity	03	2000	10.0000	8.6038	0

JP Morgan US Large Core Equity	04	2007	8.7520	8.7810	45,352
JP Morgan US Large Core Equity	04	2006	7.6063	8.7520	46,289
JP Morgan US Large Core Equity	04	2005	7.6035	7.6063	51,703
JP Morgan US Large Core Equity	04	2004	7.0363	7.6035	52,774
JP Morgan US Large Core Equity	04	2003	5.5635	7.0363	59,852
JP Morgan US Large Core Equity	04	2002	7.4784	5.5635	61,296
JP Morgan US Large Core Equity	04	2001	8.6018	7.4784	74,037
JP Morgan US Large Core Equity	04	2000	10.0000	8.6018	0

JP Morgan US Large Core Equity	05	2007	8.6948	8.7148	36,107
JP Morgan US Large Core Equity	05	2006	7.5643	8.6948	39,402
JP Morgan US Large Core Equity	05	2005	7.5692	7.5643	49,804
JP Morgan US Large Core Equity	05	2004	7.0117	7.5692	70,307
JP Morgan US Large Core Equity	05	2003	5.5496	7.0117	73,208
JP Morgan US Large Core Equity	05	2002	7.4673	5.5496	86,108
JP Morgan US Large Core Equity	05	2001	8.5979	7.4673	99,221
JP Morgan US Large Core Equity	05	2000	10.0000	8.5979	0

JP Morgan US Large Core Equity	06	2007	8.6098	8.6163	3,322
JP Morgan US Large Core Equity	06	2006	7.5017	8.6098	3,326
JP Morgan US Large Core Equity	06	2005	7.5179	7.5017	8,872
JP Morgan US Large Core Equity	06	2004	6.9748	7.5179	11,072
JP Morgan US Large Core Equity	06	2003	5.5288	6.9748	11,543
JP Morgan US Large Core Equity	06	2002	7.4507	5.5288	12,073
JP Morgan US Large Core Equity	06	2001	8.5920	7.4507	26,692
JP Morgan US Large Core Equity	06	2000	10.0000	8.5920	0

Lord Abbett Series Fund Growth and Income	01	2007	14.7063	15.0590	24,889
Lord Abbett Series Fund Growth and Income	01	2006	12.6665	14.7063	24,452
Lord Abbett Series Fund Growth and Income	01	2005	12.3917	12.6665	18,531
Lord Abbett Series Fund Growth and Income	01	2004	11.1113	12.3917	18,482
Lord Abbett Series Fund Growth and Income	01	2003	8.5667	11.1113	77,027
Lord Abbett Series Fund Growth and Income	01	2002	10.5571	8.5667	80,285
Lord Abbett Series Fund Growth and Income	01	2001	11.4323	10.5571	8,430
Lord Abbett Series Fund Growth and Income	01	2000	10.0000	11.4323	0

Lord Abbett Series Fund Growth and Income	02	2007	14.5629	14.8893	916,448
Lord Abbett Series Fund Growth and Income	02	2006	12.5619	14.5629	1,032,540
Lord Abbett Series Fund Growth and Income	02	2005	12.3081	12.5619	1,036,571
Lord Abbett Series Fund Growth and Income	02	2004	11.0531	12.3081	1,145,267
Lord Abbett Series Fund Growth and Income	02	2003	8.5347	11.0531	1,155,087
Lord Abbett Series Fund Growth and Income	02	2002	10.5338	8.5347	1,202,962
Lord Abbett Series Fund Growth and Income	02	2001	11.4245	10.5338	938,637
Lord Abbett Series Fund Growth and Income	02	2000	10.0000	11.4245	0

Lord Abbett Series Fund Growth and Income	03	2007	14.4682	14.7775	105,798
Lord Abbett Series Fund Growth and Income	03	2006	12.4928	14.4682	107,190
Lord Abbett Series Fund Growth and Income	03	2005	12.2527	12.4928	103,790
Lord Abbett Series Fund Growth and Income	03	2004	11.0145	12.2527	93,464
Lord Abbett Series Fund Growth and Income	03	2003	8.5135	11.0145	94,104
Lord Abbett Series Fund Growth and Income	03	2002	10.5183	8.5135	92,965
Lord Abbett Series Fund Growth and Income	03	2001	11.4193	10.5183	89,639
Lord Abbett Series Fund Growth and Income	03	2000	10.0000	11.4193	0

Lord Abbett Series Fund Growth and Income	04	2007	14.4209	14.7217	832,267
Lord Abbett Series Fund Growth and Income	04	2006	12.4583	14.4209	966,110
Lord Abbett Series Fund Growth and Income	04	2005	12.2250	12.4583	1,014,449
Lord Abbett Series Fund Growth and Income	04	2004	10.9952	12.2250	1,085,860
Lord Abbett Series Fund Growth and Income	04	2003	8.5029	10.9952	1,059,451
Lord Abbett Series Fund Growth and Income	04	2002	10.5105	8.5029	1,022,031
Lord Abbett Series Fund Growth and Income	04	2001	11.4167	10.5105	817,059
Lord Abbett Series Fund Growth and Income	04	2000	10.0000	11.4167	0

Lord Abbett Series Fund Growth and Income	05	2007	14.3267	14.6106	1,303,650
Lord Abbett Series Fund Growth and Income	05	2006	12.3895	14.3267	1,433,138
Lord Abbett Series Fund Growth and Income	05	2005	12.1698	12.3895	1,618,766
Lord Abbett Series Fund Growth and Income	05	2004	10.9567	12.1698	1,727,999
Lord Abbett Series Fund Growth and Income	05	2003	8.4817	10.9567	1,661,273
Lord Abbett Series Fund Growth and Income	05	2002	10.4950	8.4817	1,641,319
Lord Abbett Series Fund Growth and Income	05	2001	11.4115	10.4950	1,464,628
Lord Abbett Series Fund Growth and Income	05	2000	10.0000	11.4115	0

Lord Abbett Series Fund Growth and Income	06	2007	14.1866	14.4456	985,515
Lord Abbett Series Fund Growth and Income	06	2006	12.2870	14.1866	1,081,889
Lord Abbett Series Fund Growth and Income	06	2005	12.0874	12.2870	1,174,688
Lord Abbett Series Fund Growth and Income	06	2004	10.8992	12.0874	1,221,286
Lord Abbett Series Fund Growth and Income	06	2003	8.4500	10.8992	1,271,538
Lord Abbett Series Fund Growth and Income	06	2002	10.4717	8.4500	1,317,777
Lord Abbett Series Fund Growth and Income	06	2001	11.4036	10.4717	826,139
Lord Abbett Series Fund Growth and Income	06	2000	10.0000	11.4036	0

Lord Abbett Series Fund International	01	2007	17.2225	17.8559	0
Lord Abbett Series Fund International	01	2006	13.4773	17.2225	0
Lord Abbett Series Fund International	01	2005	10.7502	13.4773	0
Lord Abbett Series Fund International	01	2004	8.9962	10.7502	0
Lord Abbett Series Fund International	01	2003	6.4331	8.9962	0
Lord Abbett Series Fund International	01	2002	7.8959	6.4331	0
Lord Abbett Series Fund International	01	2001	10.0000	7.8959	0

Lord Abbett Series Fund International	02	2007	17.0750	17.6760	55,937
Lord Abbett Series Fund International	02	2006	13.3821	17.0750	62,822
Lord Abbett Series Fund International	02	2005	10.6904	13.3821	50,238
Lord Abbett Series Fund International	02	2004	8.9598	10.6904	46,135
Lord Abbett Series Fund International	02	2003	6.4168	8.9598	39,264
Lord Abbett Series Fund International	02	2002	7.8879	6.4168	37,731
Lord Abbett Series Fund International	02	2001	10.0000	7.8879	5,865

Lord Abbett Series Fund International	03	2007	16.9775	17.5572	0
Lord Abbett Series Fund International	03	2006	13.3191	16.9775	0
Lord Abbett Series Fund International	03	2005	10.6508	13.3191	0
Lord Abbett Series Fund International	03	2004	8.9357	10.6508	0
Lord Abbett Series Fund International	03	2003	6.4059	8.9357	0
Lord Abbett Series Fund International	03	2002	7.8825	6.4059	0
Lord Abbett Series Fund International	03	2001	10.0000	7.8825	0

Lord Abbett Series Fund International	04	2007	16.9287	17.4979	31,673
Lord Abbett Series Fund International	04	2006	13.2876	16.9287	34,611
Lord Abbett Series Fund International	04	2005	10.6310	13.2876	28,599
Lord Abbett Series Fund International	04	2004	8.9236	10.6310	38,475
Lord Abbett Series Fund International	04	2003	6.4005	8.9236	20,496
Lord Abbett Series Fund International	04	2002	7.8798	6.4005	17,845
Lord Abbett Series Fund International	04	2001	10.0000	7.8798	2,053

Lord Abbett Series Fund International	05	2007	16.8317	17.3798	65,960
Lord Abbett Series Fund International	05	2006	13.2248	16.8317	60,994
Lord Abbett Series Fund International	05	2005	10.5914	13.2248	66,241
Lord Abbett Series Fund International	05	2004	8.8994	10.5914	73,168
Lord Abbett Series Fund International	05	2003	6.3897	8.8994	35,039
Lord Abbett Series Fund International	05	2002	7.8745	6.3897	35,230
Lord Abbett Series Fund International	05	2001	10.0000	7.8745	17,920

Lord Abbett Series Fund International	06	2007	16.6871	17.2042	25,875
Lord Abbett Series Fund International	06	2006	13.1311	16.6871	27,425
Lord Abbett Series Fund International	06	2005	10.5324	13.1311	37,818
Lord Abbett Series Fund International	06	2004	8.8633	10.5324	38,260
Lord Abbett Series Fund International	06	2003	6.3734	8.8633	15,428
Lord Abbett Series Fund International	06	2002	7.8665	6.3734	16,560
Lord Abbett Series Fund International	06	2001	10.0000	7.8665	4,349

Lord Abbett Series Fund Mid Cap Value	01	2007	16.7714	16.6992	8,661
Lord Abbett Series Fund Mid Cap Value	01	2006	15.0942	16.7714	8,422
Lord Abbett Series Fund Mid Cap Value	01	2005	14.0879	15.0942	13,649
Lord Abbett Series Fund Mid Cap Value	01	2004	11.4723	14.0879	10,820
Lord Abbett Series Fund Mid Cap Value	01	2003	9.2887	11.4723	14,511
Lord Abbett Series Fund Mid Cap Value	01	2002	10.4000	9.2887	12,184
Lord Abbett Series Fund Mid Cap Value	01	2001	10.0000	10.4000	0

Lord Abbett Series Fund Mid Cap Value	02	2007	16.6278	16.5309	443,374
Lord Abbett Series Fund Mid Cap Value	02	2006	14.9876	16.6278	495,721
Lord Abbett Series Fund Mid Cap Value	02	2005	14.0096	14.9876	612,503
Lord Abbett Series Fund Mid Cap Value	02	2004	11.4259	14.0096	655,846
Lord Abbett Series Fund Mid Cap Value	02	2003	9.2651	11.4259	648,163
Lord Abbett Series Fund Mid Cap Value	02	2002	10.3895	9.2651	462,334
Lord Abbett Series Fund Mid Cap Value	02	2001	10.0000	10.3895	236,646

Lord Abbett Series Fund Mid Cap Value	03	2007	16.5328	16.4198	44,108
Lord Abbett Series Fund Mid Cap Value	03	2006	14.9170	16.5328	43,615
Lord Abbett Series Fund Mid Cap Value	03	2005	13.9577	14.9170	22,192
Lord Abbett Series Fund Mid Cap Value	03	2004	11.3951	13.9577	17,056
Lord Abbett Series Fund Mid Cap Value	03	2003	9.2495	11.3951	18,016
Lord Abbett Series Fund Mid Cap Value	03	2002	10.3825	9.2495	16,386
Lord Abbett Series Fund Mid Cap Value	03	2001	10.0000	10.3825	5,016

Lord Abbett Series Fund Mid Cap Value	04	2007	16.4853	16.3643	465,949
Lord Abbett Series Fund Mid Cap Value	04	2006	14.8817	16.4853	505,324
Lord Abbett Series Fund Mid Cap Value	04	2005	13.9317	14.8817	530,378
Lord Abbett Series Fund Mid Cap Value	04	2004	11.3797	13.9317	546,081
Lord Abbett Series Fund Mid Cap Value	04	2003	9.2417	11.3797	545,142
Lord Abbett Series Fund Mid Cap Value	04	2002	10.3789	9.2417	461,825
Lord Abbett Series Fund Mid Cap Value	04	2001	10.0000	10.3789	222,090

Lord Abbett Series Fund Mid Cap Value	05	2007	16.3908	16.2539	591,774
Lord Abbett Series Fund Mid Cap Value	05	2006	14.8113	16.3908	707,624
Lord Abbett Series Fund Mid Cap Value	05	2005	13.8799	14.8113	761,317
Lord Abbett Series Fund Mid Cap Value	05	2004	11.3489	13.8799	735,287
Lord Abbett Series Fund Mid Cap Value	05	2003	9.2260	11.3489	670,655
Lord Abbett Series Fund Mid Cap Value	05	2002	10.3719	9.2260	574,297
Lord Abbett Series Fund Mid Cap Value	05	2001	10.0000	10.3719	278,605

Lord Abbett Series Fund Mid Cap Value	06	2007	16.2501	16.0897	564,513
Lord Abbett Series Fund Mid Cap Value	06	2006	14.7065	16.2501	612,438
Lord Abbett Series Fund Mid Cap Value	06	2005	13.8025	14.7065	666,760
Lord Abbett Series Fund Mid Cap Value	06	2004	11.3029	13.8025	682,276
Lord Abbett Series Fund Mid Cap Value	06	2003	9.2026	11.3029	657,076
Lord Abbett Series Fund Mid Cap Value	06	2002	10.3613	9.2026	605,153
Lord Abbett Series Fund Mid Cap Value	06	2001	10.0000	10.3613	224,493

MFS Capital Appreciation	01	2007	5.6718	6.2402	0
MFS Capital Appreciation	01	2006	5.3858	5.6718	0
MFS Capital Appreciation	01	2005	5.3906	5.3858	0
MFS Capital Appreciation	01	2004	4.9046	5.3906	0
MFS Capital Appreciation	01	2003	3.8491	4.9046	0
MFS Capital Appreciation	01	2002	5.7503	3.8491	22,443
MFS Capital Appreciation	01	2001	7.7777	5.7503	26,572
MFS Capital Appreciation	01	2000	10.0000	7.7777	0

MFS Capital Appreciation	02	2007	5.6164	6.1698	35,063
MFS Capital Appreciation	02	2006	5.3413	5.6164	51,989
MFS Capital Appreciation	02	2005	5.3542	5.3413	75,894
MFS Capital Appreciation	02	2004	4.8789	5.3542	87,767
MFS Capital Appreciation	02	2003	3.8347	4.8789	107,156
MFS Capital Appreciation	02	2002	5.7376	3.8347	119,214
MFS Capital Appreciation	02	2001	7.7724	5.7376	162,028
MFS Capital Appreciation	02	2000	10.0000	7.7724	0

MFS Capital Appreciation	03	2007	5.5799	6.1234	0
MFS Capital Appreciation	03	2006	5.3119	5.5799	31,810
MFS Capital Appreciation	03	2005	5.3301	5.3119	31,810
MFS Capital Appreciation	03	2004	4.8619	5.3301	31,810
MFS Capital Appreciation	03	2003	3.8251	4.8619	31,810
MFS Capital Appreciation	03	2002	5.7291	3.8251	31,810
MFS Capital Appreciation	03	2001	7.7688	5.7291	31,810
MFS Capital Appreciation	03	2000	10.0000	7.7688	0

MFS Capital Appreciation	04	2007	5.5616	6.1003	90,861
MFS Capital Appreciation	04	2006	5.2972	5.5616	119,706
MFS Capital Appreciation	04	2005	5.3180	5.2972	147,423
MFS Capital Appreciation	04	2004	4.8533	5.3180	181,270
MFS Capital Appreciation	04	2003	3.8204	4.8533	196,110
MFS Capital Appreciation	04	2002	5.7249	3.8204	223,556
MFS Capital Appreciation	04	2001	7.7671	5.7249	294,658
MFS Capital Appreciation	04	2000	10.0000	7.7671	0

MFS Capital Appreciation	05	2007	5.5253	6.0543	108,259
MFS Capital Appreciation	05	2006	5.2679	5.5253	135,521
MFS Capital Appreciation	05	2005	5.2940	5.2679	167,599
MFS Capital Appreciation	05	2004	4.8363	5.2940	231,921
MFS Capital Appreciation	05	2003	3.8108	4.8363	260,017
MFS Capital Appreciation	05	2002	5.7164	3.8108	284,178
MFS Capital Appreciation	05	2001	7.7635	5.7164	336,923
MFS Capital Appreciation	05	2000	10.0000	7.7635	0

MFS Capital Appreciation	06	2007	5.4712	5.9858	69,258
MFS Capital Appreciation	06	2006	5.2243	5.4712	82,127
MFS Capital Appreciation	06	2005	5.2581	5.2243	100,043
MFS Capital Appreciation	06	2004	4.8109	5.2581	144,067
MFS Capital Appreciation	06	2003	3.7965	4.8109	194,909
MFS Capital Appreciation	06	2002	5.7037	3.7965	207,761
MFS Capital Appreciation	06	2001	7.7581	5.7037	250,825
MFS Capital Appreciation	06	2000	10.0000	7.7581	0

MFS Emerging Growth	01	2007	5.5312	6.6389	0
MFS Emerging Growth	01	2006	5.1720	5.5312	0
MFS Emerging Growth	01	2005	4.7867	5.1720	0
MFS Emerging Growth	01	2004	4.2698	4.7867	0
MFS Emerging Growth	01	2003	3.2799	4.2698	0
MFS Emerging Growth	01	2002	5.0332	3.2799	0
MFS Emerging Growth	01	2001	7.7718	5.0332	0
MFS Emerging Growth	01	2000	10.0000	7.7718	0

MFS Emerging Growth	02	2007	5.4772	6.5641	79,958
MFS Emerging Growth	02	2006	5.1293	5.4772	100,382
MFS Emerging Growth	02	2005	4.7544	5.1293	161,009
MFS Emerging Growth	02	2004	4.2474	4.7544	192,301
MFS Emerging Growth	02	2003	3.2676	4.2474	221,381
MFS Emerging Growth	02	2002	5.0220	3.2676	201,852
MFS Emerging Growth	02	2001	7.7665	5.0220	311,245
MFS Emerging Growth	02	2000	10.0000	7.7665	0

MFS Emerging Growth	03	2007	5.4415	6.5147	14,035
MFS Emerging Growth	03	2006	5.1010	5.4415	46,626
MFS Emerging Growth	03	2005	4.7329	5.1010	46,626
MFS Emerging Growth	03	2004	4.2325	4.7329	46,626
MFS Emerging Growth	03	2003	3.2595	4.2325	46,626
MFS Emerging Growth	03	2002	5.0146	3.2595	46,626
MFS Emerging Growth	03	2001	7.7629	5.0146	56,830
MFS Emerging Growth	03	2000	10.0000	7.7629	0

MFS Emerging Growth	04	2007	5.4237	6.4902	132,929
MFS Emerging Growth	04	2006	5.0869	5.4237	186,269
MFS Emerging Growth	04	2005	4.7222	5.0869	238,645
MFS Emerging Growth	04	2004	4.2251	4.7222	290,052
MFS Emerging Growth	04	2003	3.2554	4.2251	332,296
MFS Emerging Growth	04	2002	5.0108	3.2554	390,032
MFS Emerging Growth	04	2001	7.7612	5.0108	535,421
MFS Emerging Growth	04	2000	10.0000	7.7612	0

MFS Emerging Growth	05	2007	5.3882	6.4411	225,922
MFS Emerging Growth	05	2006	5.0588	5.3882	341,501
MFS Emerging Growth	05	2005	4.7009	5.0588	451,526
MFS Emerging Growth	05	2004	4.2103	4.7009	546,238
MFS Emerging Growth	05	2003	3.2473	4.2103	643,094
MFS Emerging Growth	05	2002	5.0034	3.2473	715,518
MFS Emerging Growth	05	2001	7.7576	5.0034	917,385
MFS Emerging Growth	05	2000	10.0000	7.7576	0

MFS Emerging Growth	06	2007	5.3355	6.3684	82,826
MFS Emerging Growth	06	2006	5.0169	5.3355	90,713
MFS Emerging Growth	06	2005	4.6690	5.0169	110,038
MFS Emerging Growth	06	2004	4.1881	4.6690	145,824
MFS Emerging Growth	06	2003	3.2351	4.1881	200,332
MFS Emerging Growth	06	2002	4.9923	3.2351	225,151
MFS Emerging Growth	06	2001	7.7522	4.9923	284,473
MFS Emerging Growth	06	2000	10.0000	7.7522	0

MFS Government Securities	01	2007	13.3761	14.1922	0
MFS Government Securities	01	2006	13.0306	13.3761	0
MFS Government Securities	01	2005	12.8656	13.0306	0
MFS Government Securities	01	2004	12.5248	12.8656	0
MFS Government Securities	01	2003	12.3851	12.5248	44,974
MFS Government Securities	01	2002	11.3934	12.3851	46,686
MFS Government Securities	01	2001	10.7110	11.3934	14,994
MFS Government Securities	01	2000	10.0000	10.7110	0

MFS Government Securities	02	2007	13.2456	14.0324	133,070
MFS Government Securities	02	2006	12.9231	13.2456	167,028
MFS Government Securities	02	2005	12.7787	12.9231	201,956
MFS Government Securities	02	2004	12.4592	12.7787	223,749
MFS Government Securities	02	2003	12.3390	12.4592	294,674
MFS Government Securities	02	2002	11.3682	12.3390	345,903
MFS Government Securities	02	2001	10.7036	11.3682	270,869
MFS Government Securities	02	2000	10.0000	10.7036	0

MFS Government Securities	03	2007	13.1595	13.9269	0
MFS Government Securities	03	2006	12.8520	13.1595	0
MFS Government Securities	03	2005	12.7213	12.8520	0
MFS Government Securities	03	2004	12.4158	12.7213	0
MFS Government Securities	03	2003	12.3084	12.4158	5,178
MFS Government Securities	03	2002	11.3514	12.3084	15,741
MFS Government Securities	03	2001	10.6987	11.3514	0
MFS Government Securities	03	2000	10.0000	10.6987	0

MFS Government Securities	04	2007	13.1165	13.8743	68,507
MFS Government Securities	04	2006	12.8165	13.1165	78,677
MFS Government Securities	04	2005	12.6925	12.8165	94,360
MFS Government Securities	04	2004	12.3940	12.6925	140,598
MFS Government Securities	04	2003	12.2931	12.3940	234,747
MFS Government Securities	04	2002	11.3431	12.2931	431,106
MFS Government Securities	04	2001	10.6963	11.3431	277,395
MFS Government Securities	04	2000	10.0000	10.6963	0

MFS Government Securities	05	2007	13.0309	13.7697	198,832
MFS Government Securities	05	2006	12.7457	13.0309	290,799
MFS Government Securities	05	2005	12.6352	12.7457	328,604
MFS Government Securities	05	2004	12.3506	12.6352	397,464
MFS Government Securities	05	2003	12.2625	12.3506	480,517
MFS Government Securities	05	2002	11.3263	12.2625	635,526
MFS Government Securities	05	2001	10.6914	11.3263	427,113
MFS Government Securities	05	2000	10.0000	10.6914	0

MFS Government Securities	06	2007	12.9035	13.6143	64,744
MFS Government Securities	06	2006	12.6403	12.9035	75,782
MFS Government Securities	06	2005	12.5497	12.6403	152,149
MFS Government Securities	06	2004	12.2858	12.5497	186,701
MFS Government Securities	06	2003	12.2167	12.2858	240,134
MFS Government Securities	06	2002	11.3012	12.2167	354,960
MFS Government Securities	06	2001	10.6840	11.3012	241,877
MFS Government Securities	06	2000	10.0000	10.6840	0

MFS High Yield	01	2007	13.5895	13.7121	0
MFS High Yield	01	2006	12.4342	13.5895	0
MFS High Yield	01	2005	12.2898	12.4342	0
MFS High Yield	01	2004	11.3325	12.2898	0
MFS High Yield	01	2003	9.4259	11.3325	0
MFS High Yield	01	2002	9.2708	9.4259	0
MFS High Yield	01	2001	9.2035	9.2708	0
MFS High Yield	01	2000	10.0000	9.2035	0

MFS High Yield	02	2007	13.4570	13.5577	122,252
MFS High Yield	02	2006	12.3315	13.4570	155,191
MFS High Yield	02	2005	12.2068	12.3315	160,244
MFS High Yield	02	2004	11.2732	12.2068	169,686
MFS High Yield	02	2003	9.3908	11.2732	186,208
MFS High Yield	02	2002	9.2503	9.3908	211,309
MFS High Yield	02	2001	9.1972	9.2503	286,879
MFS High Yield	02	2000	10.0000	9.1972	0

MFS High Yield	03	2007	13.3694	13.4558	0
MFS High Yield	03	2006	12.2637	13.3694	0
MFS High Yield	03	2005	12.1519	12.2637	0
MFS High Yield	03	2004	11.2339	12.1519	73,878
MFS High Yield	03	2003	9.3675	11.2339	80,214
MFS High Yield	03	2002	9.2367	9.3675	50,183
MFS High Yield	03	2001	9.1930	9.2367	11,033
MFS High Yield	03	2000	10.0000	9.1930	0

MFS High Yield	04	2007	13.3257	13.4050	96,070
MFS High Yield	04	2006	12.2298	13.3257	120,911
MFS High Yield	04	2005	12.1244	12.2298	122,439
MFS High Yield	04	2004	11.2142	12.1244	148,454
MFS High Yield	04	2003	9.3558	11.2142	174,560
MFS High Yield	04	2002	9.2298	9.3558	143,397
MFS High Yield	04	2001	9.1909	9.2298	296,337
MFS High Yield	04	2000	10.0000	9.1909	0

MFS High Yield	05	2007	13.2388	13.3039	88,663
MFS High Yield	05	2006	12.1623	13.2388	125,020
MFS High Yield	05	2005	12.0697	12.1623	161,072
MFS High Yield	05	2004	11.1749	12.0697	192,272
MFS High Yield	05	2003	9.3326	11.1749	222,015
MFS High Yield	05	2002	9.2162	9.3326	226,002
MFS High Yield	05	2001	9.1867	9.2162	443,200
MFS High Yield	05	2000	10.0000	9.1867	0

MFS High Yield	06	2007	13.1094	13.1537	55,802
MFS High Yield	06	2006	12.0617	13.1094	64,058
MFS High Yield	06	2005	11.9881	12.0617	61,591
MFS High Yield	06	2004	11.1163	11.9881	80,437
MFS High Yield	06	2003	9.2977	11.1163	85,102
MFS High Yield	06	2002	9.1958	9.2977	65,178
MFS High Yield	06	2001	9.1803	9.1958	150,240
MFS High Yield	06	2000	10.0000	9.1803	0

MFS Utilities	01	2007	14.5049	18.4628	0
MFS Utilities	01	2006	11.0755	14.5049	0
MFS Utilities	01	2005	9.5377	11.0755	0
MFS Utilities	01	2004	7.3898	9.5377	0
MFS Utilities	01	2003	5.4781	7.3898	0
MFS Utilities	01	2002	7.2668	5.4781	0
MFS Utilities	01	2001	9.6985	7.2668	0
MFS Utilities	01	2000	10.0000	9.6985	0

MFS Utilities	02	2007	14.3634	18.2549	108,706
MFS Utilities	02	2006	10.9841	14.3634	117,826
MFS Utilities	02	2005	9.4733	10.9841	143,550
MFS Utilities	02	2004	7.3510	9.4733	150,805
MFS Utilities	02	2003	5.4577	7.3510	181,859
MFS Utilities	02	2002	7.2507	5.4577	171,362
MFS Utilities	02	2001	9.6918	7.2507	251,743
MFS Utilities	02	2000	10.0000	9.6918	0

MFS Utilities	03	2007	14.2700	18.1177	23,829
MFS Utilities	03	2006	10.9236	14.2700	23,829
MFS Utilities	03	2005	9.4307	10.9236	23,829
MFS Utilities	03	2004	7.3254	9.4307	23,829
MFS Utilities	03	2003	5.4441	7.3254	23,829
MFS Utilities	03	2002	7.2400	5.4441	23,829
MFS Utilities	03	2001	9.6874	7.2400	51,498
MFS Utilities	03	2000	10.0000	9.6874	0

MFS Utilities	04	2007	14.2233	18.0493	159,968
MFS Utilities	04	2006	10.8934	14.2233	191,331
MFS Utilities	04	2005	9.4094	10.8934	226,392
MFS Utilities	04	2004	7.3125	9.4094	262,865
MFS Utilities	04	2003	5.4373	7.3125	300,753
MFS Utilities	04	2002	7.2347	5.4373	331,405
MFS Utilities	04	2001	9.6852	7.2347	467,748
MFS Utilities	04	2000	10.0000	9.6852	0

MFS Utilities	05	2007	14.1305	17.9132	272,038
MFS Utilities	05	2006	10.8333	14.1305	270,575
MFS Utilities	05	2005	9.3668	10.8333	279,094
MFS Utilities	05	2004	7.2869	9.3668	344,484
MFS Utilities	05	2003	5.4238	7.2869	340,193
MFS Utilities	05	2002	7.2240	5.4238	378,852
MFS Utilities	05	2001	9.6807	7.2240	607,648
MFS Utilities	05	2000	10.0000	9.6807	0

MFS Utilities	06	2007	13.9924	17.7111	92,166
MFS Utilities	06	2006	10.7437	13.9924	146,783
MFS Utilities	06	2005	9.3035	10.7437	159,090
MFS Utilities	06	2004	7.2487	9.3035	172,611
MFS Utilities	06	2003	5.4035	7.2487	206,340
MFS Utilities	06	2002	7.2080	5.4035	206,402
MFS Utilities	06	2001	9.6741	7.2080	225,694
MFS Utilities	06	2000	10.0000	9.6741	0

MFS/Sun Life Capital Appreciation Series S Class	01	2007	9.4703	10.3994	0
MFS/Sun Life Capital Appreciation Series S Class	01	2006	9.0196	9.4703	0
MFS/Sun Life Capital Appreciation Series S Class	01	2005	9.0530	9.0196	0
MFS/Sun Life Capital Appreciation Series S Class	01	2004	8.2546	9.0530	0
MFS/Sun Life Capital Appreciation Series S Class	01	2003	6.4963	8.2546	0
MFS/Sun Life Capital Appreciation Series S Class	01	2002	9.7300	6.4963	0
MFS/Sun Life Capital Appreciation Series S Class	01	2001	10.0000	9.7300	0

MFS/Sun Life Capital Appreciation Series S Class	02	2007	9.3937	10.2996	10,200
MFS/Sun Life Capital Appreciation Series S Class	02	2006	8.9603	9.3937	11,390
MFS/Sun Life Capital Appreciation Series S Class	02	2005	9.0071	8.9603	14,031
MFS/Sun Life Capital Appreciation Series S Class	02	2004	8.2252	9.0071	16,252
MFS/Sun Life Capital Appreciation Series S Class	02	2003	6.4830	8.2252	24,128
MFS/Sun Life Capital Appreciation Series S Class	02	2002	9.7249	6.4830	24,378
MFS/Sun Life Capital Appreciation Series S Class	02	2001	10.0000	9.7249	12,482

MFS/Sun Life Capital Appreciation Series S Class	03	2007	9.3431	10.2337	0
MFS/Sun Life Capital Appreciation Series S Class	03	2006	8.9210	9.3431	0
MFS/Sun Life Capital Appreciation Series S Class	03	2005	8.9767	8.9210	0
MFS/Sun Life Capital Appreciation Series S Class	03	2004	8.2058	8.9767	0
MFS/Sun Life Capital Appreciation Series S Class	03	2003	6.4742	8.2058	0
MFS/Sun Life Capital Appreciation Series S Class	03	2002	9.7215	6.4742	0
MFS/Sun Life Capital Appreciation Series S Class	03	2001	10.0000	9.7215	0

MFS/Sun Life Capital Appreciation Series S Class	04	2007	9.3178	10.2008	12,914
MFS/Sun Life Capital Appreciation Series S Class	04	2006	8.9013	9.3178	19,100
MFS/Sun Life Capital Appreciation Series S Class	04	2005	8.9614	8.9013	21,701
MFS/Sun Life Capital Appreciation Series S Class	04	2004	8.1960	8.9614	33,971
MFS/Sun Life Capital Appreciation Series S Class	04	2003	6.4697	8.1960	35,607
MFS/Sun Life Capital Appreciation Series S Class	04	2002	9.7197	6.4697	27,405
MFS/Sun Life Capital Appreciation Series S Class	04	2001	10.0000	9.7197	13,291

MFS/Sun Life Capital Appreciation Series S Class	05	2007	9.2674	10.1352	16,231
MFS/Sun Life Capital Appreciation Series S Class	05	2006	8.8621	9.2674	17,646
MFS/Sun Life Capital Appreciation Series S Class	05	2005	8.9310	8.8621	20,612
MFS/Sun Life Capital Appreciation Series S Class	05	2004	8.1765	8.9310	35,437
MFS/Sun Life Capital Appreciation Series S Class	05	2003	6.4609	8.1765	23,035
MFS/Sun Life Capital Appreciation Series S Class	05	2002	9.7163	6.4609	22,197
MFS/Sun Life Capital Appreciation Series S Class	05	2001	10.0000	9.7163	6,533

MFS/Sun Life Capital Appreciation Series S Class	06	2007	9.1923	10.0377	14,395
MFS/Sun Life Capital Appreciation Series S Class	06	2006	8.8037	9.1923	17,153
MFS/Sun Life Capital Appreciation Series S Class	06	2005	8.8856	8.8037	21,255
MFS/Sun Life Capital Appreciation Series S Class	06	2004	8.1473	8.8856	27,694
MFS/Sun Life Capital Appreciation Series S Class	06	2003	6.4476	8.1473	29,639
MFS/Sun Life Capital Appreciation Series S Class	06	2002	9.7112	6.4476	35,317
MFS/Sun Life Capital Appreciation Series S Class	06	2001	10.0000	9.7112	25,479

MFS/Sun Life Emerging Growth Series S Class	01	2007	10.5457	12.6321	0
MFS/Sun Life Emerging Growth Series S Class	01	2006	9.8906	10.5457	0
MFS/Sun Life Emerging Growth Series S Class	01	2005	9.1739	9.8906	0
MFS/Sun Life Emerging Growth Series S Class	01	2004	8.2033	9.1739	0
MFS/Sun Life Emerging Growth Series S Class	01	2003	6.3186	8.2033	0
MFS/Sun Life Emerging Growth Series S Class	01	2002	9.7225	6.3186	0
MFS/Sun Life Emerging Growth Series S Class	01	2001	10.0000	9.7225	0

MFS/Sun Life Emerging Growth Series S Class	02	2007	10.4604	12.5109	27,448
MFS/Sun Life Emerging Growth Series S Class	02	2006	9.8256	10.4604	29,502
MFS/Sun Life Emerging Growth Series S Class	02	2005	9.1274	9.8256	90,561
MFS/Sun Life Emerging Growth Series S Class	02	2004	8.1741	9.1274	93,994
MFS/Sun Life Emerging Growth Series S Class	02	2003	6.3057	8.1741	99,042
MFS/Sun Life Emerging Growth Series S Class	02	2002	9.7174	6.3057	31,501
MFS/Sun Life Emerging Growth Series S Class	02	2001	10.0000	9.7174	22,622

MFS/Sun Life Emerging Growth Series S Class	03	2007	10.4041	12.4308	0
MFS/Sun Life Emerging Growth Series S Class	03	2006	9.7825	10.4041	0
MFS/Sun Life Emerging Growth Series S Class	03	2005	9.0965	9.7825	0
MFS/Sun Life Emerging Growth Series S Class	03	2004	8.1548	9.0965	0
MFS/Sun Life Emerging Growth Series S Class	03	2003	6.2971	8.1548	0
MFS/Sun Life Emerging Growth Series S Class	03	2002	9.7140	6.2971	0
MFS/Sun Life Emerging Growth Series S Class	03	2001	10.0000	9.7140	0

MFS/Sun Life Emerging Growth Series S Class	04	2007	10.3759	12.3908	12,199
MFS/Sun Life Emerging Growth Series S Class	04	2006	9.7609	10.3759	17,326
MFS/Sun Life Emerging Growth Series S Class	04	2005	9.0811	9.7609	18,115
MFS/Sun Life Emerging Growth Series S Class	04	2004	8.1450	9.0811	34,124
MFS/Sun Life Emerging Growth Series S Class	04	2003	6.2928	8.1450	31,806
MFS/Sun Life Emerging Growth Series S Class	04	2002	9.7123	6.2928	17,044
MFS/Sun Life Emerging Growth Series S Class	04	2001	10.0000	9.7123	8,995

MFS/Sun Life Emerging Growth Series S Class	05	2007	10.3197	12.3113	10,544
MFS/Sun Life Emerging Growth Series S Class	05	2006	9.7180	10.3197	16,101
MFS/Sun Life Emerging Growth Series S Class	05	2005	9.0503	9.7180	17,846
MFS/Sun Life Emerging Growth Series S Class	05	2004	8.1257	9.0503	21,035
MFS/Sun Life Emerging Growth Series S Class	05	2003	6.2842	8.1257	23,236
MFS/Sun Life Emerging Growth Series S Class	05	2002	9.7089	6.2842	22,735
MFS/Sun Life Emerging Growth Series S Class	05	2001	10.0000	9.7089	8,919

MFS/Sun Life Emerging Growth Series S Class	06	2007	10.2362	12.1929	10,732
MFS/Sun Life Emerging Growth Series S Class	06	2006	9.6539	10.2362	13,685
MFS/Sun Life Emerging Growth Series S Class	06	2005	9.0042	9.6539	15,663
MFS/Sun Life Emerging Growth Series S Class	06	2004	8.0967	9.0042	25,239
MFS/Sun Life Emerging Growth Series S Class	06	2003	6.2713	8.0967	24,725
MFS/Sun Life Emerging Growth Series S Class	06	2002	9.7038	6.2713	26,522
MFS/Sun Life Emerging Growth Series S Class	06	2001	10.0000	9.7038	11,204

MFS/Sun Life Government Securities Series S Class	01	2007	11.7457	12.4308	21,843
MFS/Sun Life Government Securities Series S Class	01	2006	11.4658	11.7457	21,878
MFS/Sun Life Government Securities Series S Class	01	2005	11.3535	11.4658	20,657
MFS/Sun Life Government Securities Series S Class	01	2004	11.0752	11.3535	19,858
MFS/Sun Life Government Securities Series S Class	01	2003	10.9817	11.0752	56,258
MFS/Sun Life Government Securities Series S Class	01	2002	10.1290	10.9817	36,582
MFS/Sun Life Government Securities Series S Class	01	2001	10.0000	10.1290	0

MFS/Sun Life Government Securities Series S Class	02	2007	11.6508	12.3116	213,791
MFS/Sun Life Government Securities Series S Class	02	2006	11.3904	11.6508	226,274
MFS/Sun Life Government Securities Series S Class	02	2005	11.2959	11.3904	240,881
MFS/Sun Life Government Securities Series S Class	02	2004	11.0358	11.2959	302,051
MFS/Sun Life Government Securities Series S Class	02	2003	10.9593	11.0358	394,959
MFS/Sun Life Government Securities Series S Class	02	2002	10.1237	10.9593	511,101
MFS/Sun Life Government Securities Series S Class	02	2001	10.0000	10.1237	90,021

MFS/Sun Life Government Securities Series S Class	03	2007	11.5880	12.2328	8,680
MFS/Sun Life Government Securities Series S Class	03	2006	11.3404	11.5880	9,190
MFS/Sun Life Government Securities Series S Class	03	2005	11.2577	11.3404	15,282
MFS/Sun Life Government Securities Series S Class	03	2004	11.0097	11.2577	16,226
MFS/Sun Life Government Securities Series S Class	03	2003	10.9444	11.0097	17,227
MFS/Sun Life Government Securities Series S Class	03	2002	10.1202	10.9444	18,360
MFS/Sun Life Government Securities Series S Class	03	2001	10.0000	10.1202	0

MFS/Sun Life Government Securities Series S Class	04	2007	11.5567	12.1935	108,289
MFS/Sun Life Government Securities Series S Class	04	2006	11.3155	11.5567	128,811
MFS/Sun Life Government Securities Series S Class	04	2005	11.2386	11.3155	186,766
MFS/Sun Life Government Securities Series S Class	04	2004	10.9966	11.2386	227,813
MFS/Sun Life Government Securities Series S Class	04	2003	10.9370	10.9966	325,189
MFS/Sun Life Government Securities Series S Class	04	2002	10.1184	10.9370	421,874
MFS/Sun Life Government Securities Series S Class	04	2001	10.0000	10.1184	57,095

MFS/Sun Life Government Securities Series S Class	05	2007	11.4942	12.1152	108,616
MFS/Sun Life Government Securities Series S Class	05	2006	11.2657	11.4942	138,448
MFS/Sun Life Government Securities Series S Class	05	2005	11.2005	11.2657	169,186
MFS/Sun Life Government Securities Series S Class	05	2004	10.9705	11.2005	202,312
MFS/Sun Life Government Securities Series S Class	05	2003	10.9221	10.9705	255,106
MFS/Sun Life Government Securities Series S Class	05	2002	10.1149	10.9221	280,130
MFS/Sun Life Government Securities Series S Class	05	2001	10.0000	10.1149	20,626

MFS/Sun Life Government Securities Series S Class	06	2007	11.4011	11.9987	204,472
MFS/Sun Life Government Securities Series S Class	06	2006	11.1915	11.4011	225,483
MFS/Sun Life Government Securities Series S Class	06	2005	11.1436	11.1915	248,925
MFS/Sun Life Government Securities Series S Class	06	2004	10.9314	11.1436	284,003
MFS/Sun Life Government Securities Series S Class	06	2003	10.8997	10.9314	335,483
MFS/Sun Life Government Securities Series S Class	06	2002	10.1096	10.8997	443,454
MFS/Sun Life Government Securities Series S Class	06	2001	10.0000	10.1096	55,222

MFS/Sun Life High Yield Series S Class	01	2007	14.3185	14.3961	12,515
MFS/Sun Life High Yield Series S Class	01	2006	13.1428	14.3185	12,037
MFS/Sun Life High Yield Series S Class	01	2005	13.0232	13.1428	12,021
MFS/Sun Life High Yield Series S Class	01	2004	12.0280	13.0232	11,555
MFS/Sun Life High Yield Series S Class	01	2003	10.0237	12.0280	11,463
MFS/Sun Life High Yield Series S Class	01	2002	9.8959	10.0237	0
MFS/Sun Life High Yield Series S Class	01	2001	10.0000	9.8959	0

MFS/Sun Life High Yield Series S Class	02	2007	14.2029	14.2580	105,527
MFS/Sun Life High Yield Series S Class	02	2006	13.0564	14.2029	113,672
MFS/Sun Life High Yield Series S Class	02	2005	12.9572	13.0564	83,006
MFS/Sun Life High Yield Series S Class	02	2004	11.9853	12.9572	105,080
MFS/Sun Life High Yield Series S Class	02	2003	10.0032	11.9853	123,778
MFS/Sun Life High Yield Series S Class	02	2002	9.8907	10.0032	117,914
MFS/Sun Life High Yield Series S Class	02	2001	10.0000	9.8907	39,706

MFS/Sun Life High Yield Series S Class	03	2007	14.1264	14.1669	7,541
MFS/Sun Life High Yield Series S Class	03	2006	12.9992	14.1264	7,984
MFS/Sun Life High Yield Series S Class	03	2005	12.9134	12.9992	17,042
MFS/Sun Life High Yield Series S Class	03	2004	11.9570	12.9134	18,095
MFS/Sun Life High Yield Series S Class	03	2003	9.9897	11.9570	19,211
MFS/Sun Life High Yield Series S Class	03	2002	9.8872	9.9897	20,475
MFS/Sun Life High Yield Series S Class	03	2001	10.0000	9.8872	0

MFS/Sun Life High Yield Series S Class	04	2007	14.0882	14.1213	78,516
MFS/Sun Life High Yield Series S Class	04	2006	12.9706	14.0882	82,830
MFS/Sun Life High Yield Series S Class	04	2005	12.8915	12.9706	95,823
MFS/Sun Life High Yield Series S Class	04	2004	11.9427	12.8915	101,002
MFS/Sun Life High Yield Series S Class	04	2003	9.9828	11.9427	174,541
MFS/Sun Life High Yield Series S Class	04	2002	9.8855	9.9828	151,233
MFS/Sun Life High Yield Series S Class	04	2001	10.0000	9.8855	44,929

MFS/Sun Life High Yield Series S Class	05	2007	14.0120	14.0306	50,972
MFS/Sun Life High Yield Series S Class	05	2006	12.9135	14.0120	57,255
MFS/Sun Life High Yield Series S Class	05	2005	12.8478	12.9135	75,618
MFS/Sun Life High Yield Series S Class	05	2004	11.9143	12.8478	79,072
MFS/Sun Life High Yield Series S Class	05	2003	9.9692	11.9143	85,996
MFS/Sun Life High Yield Series S Class	05	2002	9.8820	9.9692	83,942
MFS/Sun Life High Yield Series S Class	05	2001	10.0000	9.8820	25,150

MFS/Sun Life High Yield Series S Class	06	2007	13.8986	13.8958	70,473
MFS/Sun Life High Yield Series S Class	06	2006	12.8284	13.8986	77,589
MFS/Sun Life High Yield Series S Class	06	2005	12.7825	12.8284	88,044
MFS/Sun Life High Yield Series S Class	06	2004	11.8719	12.7825	104,111
MFS/Sun Life High Yield Series S Class	06	2003	9.9488	11.8719	114,133
MFS/Sun Life High Yield Series S Class	06	2002	9.8768	9.9488	105,349
MFS/Sun Life High Yield Series S Class	06	2001	10.0000	9.8768	50,617

MFS/Sun Life Massachusetts Investors Growth Series	01	2007	6.6330	7.3234	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2006	6.2228	6.6330	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2005	6.0222	6.2228	0
MFS/Sun Life Massachusetts Investors Growth Series	01	2004	5.5499	6.0222	16,565
MFS/Sun Life Massachusetts Investors Growth Series	01	2003	4.5433	5.5499	16,565
MFS/Sun Life Massachusetts Investors Growth Series	01	2002	6.3790	4.5433	37,264
MFS/Sun Life Massachusetts Investors Growth Series	01	2001	8.5799	6.3790	41,072
MFS/Sun Life Massachusetts Investors Growth Series	01	2000	10.0000	8.5799	0

MFS/Sun Life Massachusetts Investors Growth Series	02	2007	6.5683	7.2409	226,865
MFS/Sun Life Massachusetts Investors Growth Series	02	2006	6.1715	6.5683	285,390
MFS/Sun Life Massachusetts Investors Growth Series	02	2005	5.9815	6.1715	324,564
MFS/Sun Life Massachusetts Investors Growth Series	02	2004	5.5208	5.9815	420,832
MFS/Sun Life Massachusetts Investors Growth Series	02	2003	4.5264	5.5208	451,301
MFS/Sun Life Massachusetts Investors Growth Series	02	2002	6.3649	4.5264	504,453
MFS/Sun Life Massachusetts Investors Growth Series	02	2001	8.5740	6.3649	616,865
MFS/Sun Life Massachusetts Investors Growth Series	02	2000	10.0000	8.5740	0

MFS/Sun Life Massachusetts Investors Growth Series	03	2007	6.5256	7.1865	12,737
MFS/Sun Life Massachusetts Investors Growth Series	03	2006	6.1375	6.5256	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2005	5.9546	6.1375	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2004	5.5015	5.9546	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2003	4.5151	5.5015	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2002	6.3555	4.5151	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2001	8.5701	6.3555	41,225
MFS/Sun Life Massachusetts Investors Growth Series	03	2000	10.0000	8.5701	0

MFS/Sun Life Massachusetts Investors Growth Series	04	2007	6.5042	7.1593	249,531
MFS/Sun Life Massachusetts Investors Growth Series	04	2006	6.1205	6.5042	300,309
MFS/Sun Life Massachusetts Investors Growth Series	04	2005	5.9411	6.1205	361,578
MFS/Sun Life Massachusetts Investors Growth Series	04	2004	5.4918	5.9411	431,616
MFS/Sun Life Massachusetts Investors Growth Series	04	2003	4.5095	5.4918	504,226
MFS/Sun Life Massachusetts Investors Growth Series	04	2002	6.3508	4.5095	582,362
MFS/Sun Life Massachusetts Investors Growth Series	04	2001	8.5681	6.3508	689,060
MFS/Sun Life Massachusetts Investors Growth Series	04	2000	10.0000	8.5681	0

MFS/Sun Life Massachusetts Investors Growth Series	05	2007	6.4617	7.1053	361,937
MFS/Sun Life Massachusetts Investors Growth Series	05	2006	6.0867	6.4617	496,658
MFS/Sun Life Massachusetts Investors Growth Series	05	2005	5.9142	6.0867	607,971
MFS/Sun Life Massachusetts Investors Growth Series	05	2004	5.4726	5.9142	752,485
MFS/Sun Life Massachusetts Investors Growth Series	05	2003	4.4982	5.4726	915,057
MFS/Sun Life Massachusetts Investors Growth Series	05	2002	6.3414	4.4982	1,006,081
MFS/Sun Life Massachusetts Investors Growth Series	05	2001	8.5642	6.3414	1,304,066
MFS/Sun Life Massachusetts Investors Growth Series	05	2000	10.0000	8.5642	0

MFS/Sun Life Massachusetts Investors Growth Series	06	2007	6.3985	7.0250	238,646
MFS/Sun Life Massachusetts Investors Growth Series	06	2006	6.0363	6.3985	259,027
MFS/Sun Life Massachusetts Investors Growth Series	06	2005	5.8742	6.0363	287,378
MFS/Sun Life Massachusetts Investors Growth Series	06	2004	5.4438	5.8742	304,007
MFS/Sun Life Massachusetts Investors Growth Series	06	2003	4.4814	5.4438	347,611
MFS/Sun Life Massachusetts Investors Growth Series	06	2002	6.3273	4.4814	371,780
MFS/Sun Life Massachusetts Investors Growth Series	06	2001	8.5583	6.3273	430,921
MFS/Sun Life Massachusetts Investors Growth Series	06	2000	10.0000	8.5583	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2007	10.0529	11.0729	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2006	9.4532	10.0529	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2005	9.1675	9.4532	24,665
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2004	8.4680	9.1675	24,928
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2003	6.9628	8.4680	24,693
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2002	9.7841	6.9628	31,958
MFS/Sun Life Massachusetts Investors Growth Series S Class	01	2001	10.0000	9.7841	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2007	9.9717	10.9667	94,233
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2006	9.3910	9.9717	107,654
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2005	9.1210	9.3910	127,363
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2004	8.4379	9.1210	144,015
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2003	6.9485	8.4379	159,073
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2002	9.7790	6.9485	142,183
MFS/Sun Life Massachusetts Investors Growth Series S Class	02	2001	10.0000	9.7790	65,311

MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2007	9.9180	10.8965	16,295
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2006	9.3499	9.9180	17,252
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2005	9.0902	9.3499	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2004	8.4179	9.0902	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2003	6.9391	8.4179	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2002	9.7756	6.9391	0
MFS/Sun Life Massachusetts Investors Growth Series S Class	03	2001	10.0000	9.7756	0

MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2007	9.8911	10.8615	69,734
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2006	9.3293	9.8911	81,422
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2005	9.0747	9.3293	97,099
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2004	8.4079	9.0747	111,988
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2003	6.9343	8.4079	121,456
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2002	9.7738	6.9343	119,889
MFS/Sun Life Massachusetts Investors Growth Series S Class	04	2001	10.0000	9.7738	33,764

MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2007	9.8376	10.7917	89,835
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2006	9.2882	9.8376	103,379
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2005	9.0439	9.2882	93,054
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2004	8.3879	9.0439	100,573
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2003	6.9248	8.3879	108,571
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2002	9.7704	6.9248	95,787
MFS/Sun Life Massachusetts Investors Growth Series S Class	05	2001	10.0000	9.7704	24,799

MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2007	9.7579	10.6879	160,473
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2006	9.2270	9.7579	175,076
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2005	8.9979	9.2270	197,475
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2004	8.3579	8.9979	210,928
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2003	6.9106	8.3579	231,830
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2002	9.7653	6.9106	237,736
MFS/Sun Life Massachusetts Investors Growth Series S Class	06	2001	10.0000	9.7653	73,389

MFS/Sun Life New Discovery Series S Class	01	2007	11.1646	11.3041	0
MFS/Sun Life New Discovery Series S Class	01	2006	9.9889	11.1646	0
MFS/Sun Life New Discovery Series S Class	01	2005	9.6131	9.9889	15,616
MFS/Sun Life New Discovery Series S Class	01	2004	9.0568	9.6131	15,905
MFS/Sun Life New Discovery Series S Class	01	2003	6.7759	9.0568	15,471
MFS/Sun Life New Discovery Series S Class	01	2002	10.3171	6.7759	8,310
MFS/Sun Life New Discovery Series S Class	01	2001	10.0000	10.3171	0

MFS/Sun Life New Discovery Series S Class	02	2007	11.0744	11.1956	255,170
MFS/Sun Life New Discovery Series S Class	02	2006	9.9232	11.0744	297,349
MFS/Sun Life New Discovery Series S Class	02	2005	9.5643	9.9232	360,556
MFS/Sun Life New Discovery Series S Class	02	2004	9.0246	9.5643	402,435
MFS/Sun Life New Discovery Series S Class	02	2003	6.7620	9.0246	411,586
MFS/Sun Life New Discovery Series S Class	02	2002	10.3117	6.7620	305,373
MFS/Sun Life New Discovery Series S Class	02	2001	10.0000	10.3117	38,803

MFS/Sun Life New Discovery Series S Class	03	2007	11.0147	11.1240	38,781
MFS/Sun Life New Discovery Series S Class	03	2006	9.8797	11.0147	37,058
MFS/Sun Life New Discovery Series S Class	03	2005	9.5319	9.8797	25,330
MFS/Sun Life New Discovery Series S Class	03	2004	9.0032	9.5319	33,066
MFS/Sun Life New Discovery Series S Class	03	2003	6.7528	9.0032	32,200
MFS/Sun Life New Discovery Series S Class	03	2002	10.3081	6.7528	28,158
MFS/Sun Life New Discovery Series S Class	03	2001	10.0000	10.3081	0

MFS/Sun Life New Discovery Series S Class	04	2007	10.9849	11.0882	202,981
MFS/Sun Life New Discovery Series S Class	04	2006	9.8579	10.9849	231,998
MFS/Sun Life New Discovery Series S Class	04	2005	9.5158	9.8579	251,798
MFS/Sun Life New Discovery Series S Class	04	2004	8.9925	9.5158	289,832
MFS/Sun Life New Discovery Series S Class	04	2003	6.7482	8.9925	288,784
MFS/Sun Life New Discovery Series S Class	04	2002	10.3063	6.7482	232,437
MFS/Sun Life New Discovery Series S Class	04	2001	10.0000	10.3063	34,845

MFS/Sun Life New Discovery Series S Class	05	2007	10.9255	11.0170	230,577
MFS/Sun Life New Discovery Series S Class	05	2006	9.8145	10.9255	287,415
MFS/Sun Life New Discovery Series S Class	05	2005	9.4835	9.8145	290,367
MFS/Sun Life New Discovery Series S Class	05	2004	8.9711	9.4835	325,297
MFS/Sun Life New Discovery Series S Class	05	2003	6.7389	8.9711	300,630
MFS/Sun Life New Discovery Series S Class	05	2002	10.3026	6.7389	230,445
MFS/Sun Life New Discovery Series S Class	05	2001	10.0000	10.3026	20,876

MFS/Sun Life New Discovery Series S Class	06	2007	10.8370	10.9110	382,682
MFS/Sun Life New Discovery Series S Class	06	2006	9.7498	10.8370	401,354
MFS/Sun Life New Discovery Series S Class	06	2005	9.4352	9.7498	438,797
MFS/Sun Life New Discovery Series S Class	06	2004	8.9391	9.4352	494,826
MFS/Sun Life New Discovery Series S Class	06	2003	6.7251	8.9391	483,811
MFS/Sun Life New Discovery Series S Class	06	2002	10.2972	6.7251	415,023
MFS/Sun Life New Discovery Series S Class	06	2001	10.0000	10.2972	60,891

MFS/Sun Life Series Trust New Discovery Series	01	2007	8.8492	8.9844	0
MFS/Sun Life Series Trust New Discovery Series	01	2006	7.8981	8.8492	0
MFS/Sun Life Series Trust New Discovery Series	01	2005	7.5829	7.8981	0
MFS/Sun Life Series Trust New Discovery Series	01	2004	7.1262	7.5829	15,575
MFS/Sun Life Series Trust New Discovery Series	01	2003	5.3205	7.1262	21,066
MFS/Sun Life Series Trust New Discovery Series	01	2002	8.0768	5.3205	15,575
MFS/Sun Life Series Trust New Discovery Series	01	2001	8.5985	8.0768	15,575
MFS/Sun Life Series Trust New Discovery Series	01	2000	10.0000	8.5985	0

MFS/Sun Life Series Trust New Discovery Series	02	2007	8.7628	8.8831	269,103
MFS/Sun Life Series Trust New Discovery Series	02	2006	7.8329	8.7628	317,077
MFS/Sun Life Series Trust New Discovery Series	02	2005	7.5317	7.8329	353,005
MFS/Sun Life Series Trust New Discovery Series	02	2004	7.0888	7.5317	422,773
MFS/Sun Life Series Trust New Discovery Series	02	2003	5.3007	7.0888	443,077
MFS/Sun Life Series Trust New Discovery Series	02	2002	8.0589	5.3007	500,035
MFS/Sun Life Series Trust New Discovery Series	02	2001	8.5926	8.0589	287,902
MFS/Sun Life Series Trust New Discovery Series	02	2000	10.0000	8.5926	0

MFS/Sun Life Series Trust New Discovery Series	03	2007	8.7058	8.8163	54,087
MFS/Sun Life Series Trust New Discovery Series	03	2006	7.7897	8.7058	84,712
MFS/Sun Life Series Trust New Discovery Series	03	2005	7.4977	7.7897	88,080
MFS/Sun Life Series Trust New Discovery Series	03	2004	7.0641	7.4977	77,423
MFS/Sun Life Series Trust New Discovery Series	03	2003	5.2875	7.0641	74,001
MFS/Sun Life Series Trust New Discovery Series	03	2002	8.0470	5.2875	74,134
MFS/Sun Life Series Trust New Discovery Series	03	2001	8.5886	8.0470	74,267
MFS/Sun Life Series Trust New Discovery Series	03	2000	10.0000	8.5886	0

MFS/Sun Life Series Trust New Discovery Series	04	2007	8.6773	8.7830	345,349
MFS/Sun Life Series Trust New Discovery Series	04	2006	7.7682	8.6773	395,163
MFS/Sun Life Series Trust New Discovery Series	04	2005	7.4808	7.7682	435,124
MFS/Sun Life Series Trust New Discovery Series	04	2004	7.0517	7.4808	479,125
MFS/Sun Life Series Trust New Discovery Series	04	2003	5.2809	7.0517	530,405
MFS/Sun Life Series Trust New Discovery Series	04	2002	8.0411	5.2809	535,192
MFS/Sun Life Series Trust New Discovery Series	04	2001	8.5867	8.0411	317,108
MFS/Sun Life Series Trust New Discovery Series	04	2000	10.0000	8.5867	0

MFS/Sun Life Series Trust New Discovery Series	05	2007	8.6206	8.7167	463,590
MFS/Sun Life Series Trust New Discovery Series	05	2006	7.7253	8.6206	533,938
MFS/Sun Life Series Trust New Discovery Series	05	2005	7.4470	7.7253	600,514
MFS/Sun Life Series Trust New Discovery Series	05	2004	7.0270	7.4470	680,445
MFS/Sun Life Series Trust New Discovery Series	05	2003	5.2677	7.0270	693,381
MFS/Sun Life Series Trust New Discovery Series	05	2002	8.0292	5.2677	699,564
MFS/Sun Life Series Trust New Discovery Series	05	2001	8.5827	8.0292	520,696
MFS/Sun Life Series Trust New Discovery Series	05	2000	10.0000	8.5827	0

MFS/Sun Life Series Trust New Discovery Series	06	2007	8.5363	8.6182	314,933
MFS/Sun Life Series Trust New Discovery Series	06	2006	7.6613	8.5363	330,716
MFS/Sun Life Series Trust New Discovery Series	06	2005	7.3965	7.6613	344,922
MFS/Sun Life Series Trust New Discovery Series	06	2004	6.9900	7.3965	381,201
MFS/Sun Life Series Trust New Discovery Series	06	2003	5.2480	6.9900	386,334
MFS/Sun Life Series Trust New Discovery Series	06	2002	8.0113	5.2480	381,116
MFS/Sun Life Series Trust New Discovery Series	06	2001	8.5768	8.0113	262,121
MFS/Sun Life Series Trust New Discovery Series	06	2000	10.0000	8.5768	0

MFS/Sun Life Series Trust Total Return Series	01	2007	15.0573	15.5500	0
MFS/Sun Life Series Trust Total Return Series	01	2006	13.5525	15.0573	0
MFS/Sun Life Series Trust Total Return Series	01	2005	13.2874	13.5525	0
MFS/Sun Life Series Trust Total Return Series	01	2004	12.0407	13.2874	0
MFS/Sun Life Series Trust Total Return Series	01	2003	10.3818	12.0407	24,121
MFS/Sun Life Series Trust Total Return Series	01	2002	11.1223	10.3818	40,252
MFS/Sun Life Series Trust Total Return Series	01	2001	11.1781	11.1223	26,038
MFS/Sun Life Series Trust Total Return Series	01	2000	10.0000	11.1781	0

MFS/Sun Life Series Trust Total Return Series	02	2007	14.9104	15.3749	225,276
MFS/Sun Life Series Trust Total Return Series	02	2006	13.4407	14.9104	243,283
MFS/Sun Life Series Trust Total Return Series	02	2005	13.1977	13.4407	285,142
MFS/Sun Life Series Trust Total Return Series	02	2004	11.9777	13.1977	317,043
MFS/Sun Life Series Trust Total Return Series	02	2003	10.3431	11.9777	338,639
MFS/Sun Life Series Trust Total Return Series	02	2002	11.0977	10.3431	405,747
MFS/Sun Life Series Trust Total Return Series	02	2001	11.1704	11.0977	354,900
MFS/Sun Life Series Trust Total Return Series	02	2000	10.0000	11.1704	0

MFS/Sun Life Series Trust Total Return Series	03	2007	14.8134	15.2594	0
MFS/Sun Life Series Trust Total Return Series	03	2006	13.3668	14.8134	0
MFS/Sun Life Series Trust Total Return Series	03	2005	13.1383	13.3668	0
MFS/Sun Life Series Trust Total Return Series	03	2004	11.9359	13.1383	0
MFS/Sun Life Series Trust Total Return Series	03	2003	10.3174	11.9359	8,272
MFS/Sun Life Series Trust Total Return Series	03	2002	11.0814	10.3174	0
MFS/Sun Life Series Trust Total Return Series	03	2001	11.1653	11.0814	21,495
MFS/Sun Life Series Trust Total Return Series	03	2000	10.0000	11.1653	0

MFS/Sun Life Series Trust Total Return Series	04	2007	14.7650	15.2018	225,079
MFS/Sun Life Series Trust Total Return Series	04	2006	13.3298	14.7650	258,704
MFS/Sun Life Series Trust Total Return Series	04	2005	13.1086	13.3298	265,235
MFS/Sun Life Series Trust Total Return Series	04	2004	11.9150	13.1086	295,636
MFS/Sun Life Series Trust Total Return Series	04	2003	10.3046	11.9150	352,777
MFS/Sun Life Series Trust Total Return Series	04	2002	11.0732	10.3046	376,093
MFS/Sun Life Series Trust Total Return Series	04	2001	11.1628	11.0732	340,045
MFS/Sun Life Series Trust Total Return Series	04	2000	10.0000	11.1628	0

MFS/Sun Life Series Trust Total Return Series	05	2007	14.6687	15.0871	413,551
MFS/Sun Life Series Trust Total Return Series	05	2006	13.2562	14.6687	611,070
MFS/Sun Life Series Trust Total Return Series	05	2005	13.0494	13.2562	625,765
MFS/Sun Life Series Trust Total Return Series	05	2004	11.8733	13.0494	672,157
MFS/Sun Life Series Trust Total Return Series	05	2003	10.2789	11.8733	731,554
MFS/Sun Life Series Trust Total Return Series	05	2002	11.0568	10.2789	750,533
MFS/Sun Life Series Trust Total Return Series	05	2001	11.1576	11.0568	608,470
MFS/Sun Life Series Trust Total Return Series	05	2000	10.0000	11.1576	0

MFS/Sun Life Series Trust Total Return Series	06	2007	14.5253	14.9168	98,145
MFS/Sun Life Series Trust Total Return Series	06	2006	13.1466	14.5253	137,559
MFS/Sun Life Series Trust Total Return Series	06	2005	12.9612	13.1466	157,996
MFS/Sun Life Series Trust Total Return Series	06	2004	11.8110	12.9612	148,255
MFS/Sun Life Series Trust Total Return Series	06	2003	10.2405	11.8110	185,846
MFS/Sun Life Series Trust Total Return Series	06	2002	11.0323	10.2405	193,756
MFS/Sun Life Series Trust Total Return Series	06	2001	11.1500	11.0323	156,761
MFS/Sun Life Series Trust Total Return Series	06	2000	10.0000	11.1500	0

MFS/Sun Life Total Return Series S Class	01	2007	13.3410	13.7450	0
MFS/Sun Life Total Return Series S Class	01	2006	12.0415	13.3410	0
MFS/Sun Life Total Return Series S Class	01	2005	11.8301	12.0415	0
MFS/Sun Life Total Return Series S Class	01	2004	10.7517	11.8301	0
MFS/Sun Life Total Return Series S Class	01	2003	9.2956	10.7517	41,515
MFS/Sun Life Total Return Series S Class	01	2002	9.9765	9.2956	39,879
MFS/Sun Life Total Return Series S Class	01	2001	10.0000	9.9765	0

MFS/Sun Life Total Return Series S Class	02	2007	13.2332	13.6131	285,119
MFS/Sun Life Total Return Series S Class	02	2006	11.9623	13.2332	307,716
MFS/Sun Life Total Return Series S Class	02	2005	11.7701	11.9623	377,281
MFS/Sun Life Total Return Series S Class	02	2004	10.7135	11.7701	348,135
MFS/Sun Life Total Return Series S Class	02	2003	9.2766	10.7135	391,421
MFS/Sun Life Total Return Series S Class	02	2002	9.9713	9.2766	443,617
MFS/Sun Life Total Return Series S Class	02	2001	10.0000	9.9713	113,661

MFS/Sun Life Total Return Series S Class	03	2007	13.1620	13.5261	0
MFS/Sun Life Total Return Series S Class	03	2006	11.9099	13.1620	0
MFS/Sun Life Total Return Series S Class	03	2005	11.7303	11.9099	17,894
MFS/Sun Life Total Return Series S Class	03	2004	10.6881	11.7303	18,999
MFS/Sun Life Total Return Series S Class	03	2003	9.2640	10.6881	20,171
MFS/Sun Life Total Return Series S Class	03	2002	9.9678	9.2640	21,498
MFS/Sun Life Total Return Series S Class	03	2001	10.0000	9.9678	0

MFS/Sun Life Total Return Series S Class	04	2007	13.1263	13.4826	325,396
MFS/Sun Life Total Return Series S Class	04	2006	11.8836	13.1263	337,085
MFS/Sun Life Total Return Series S Class	04	2005	11.7104	11.8836	387,980
MFS/Sun Life Total Return Series S Class	04	2004	10.6754	11.7104	426,906
MFS/Sun Life Total Return Series S Class	04	2003	9.2577	10.6754	433,931
MFS/Sun Life Total Return Series S Class	04	2002	9.9661	9.2577	388,787
MFS/Sun Life Total Return Series S Class	04	2001	10.0000	9.9661	131,010

MFS/Sun Life Total Return Series S Class	05	2007	13.0554	13.3960	294,771
MFS/Sun Life Total Return Series S Class	05	2006	11.8313	13.0554	267,746
MFS/Sun Life Total Return Series S Class	05	2005	11.6707	11.8313	280,839
MFS/Sun Life Total Return Series S Class	05	2004	10.6500	11.6707	275,428
MFS/Sun Life Total Return Series S Class	05	2003	9.2451	10.6500	304,716
MFS/Sun Life Total Return Series S Class	05	2002	9.9626	9.2451	304,687
MFS/Sun Life Total Return Series S Class	05	2001	10.0000	9.9626	88,165

MFS/Sun Life Total Return Series S Class	06	2007	12.9496	13.2672	424,163
MFS/Sun Life Total Return Series S Class	06	2006	11.7533	12.9496	451,206
MFS/Sun Life Total Return Series S Class	06	2005	11.6114	11.7533	481,874
MFS/Sun Life Total Return Series S Class	06	2004	10.6121	11.6114	508,506
MFS/Sun Life Total Return Series S Class	06	2003	9.2261	10.6121	521,595
MFS/Sun Life Total Return Series S Class	06	2002	9.9573	9.2261	491,799
MFS/Sun Life Total Return Series S Class	06	2001	10.0000	9.9573	121,906

MFS/Sun Life Utilities Series S Class	01	2007	17.6005	22.3515	0
MFS/Sun Life Utilities Series S Class	01	2006	13.4719	17.6005	0
MFS/Sun Life Utilities Series S Class	01	2005	11.6332	13.4719	0
MFS/Sun Life Utilities Series S Class	01	2004	9.0382	11.6332	0
MFS/Sun Life Utilities Series S Class	01	2003	6.7113	9.0382	0
MFS/Sun Life Utilities Series S Class	01	2002	8.9376	6.7113	0
MFS/Sun Life Utilities Series S Class	01	2001	10.0000	8.9376	0

MFS/Sun Life Utilities Series S Class	02	2007	17.4583	22.1371	72,468
MFS/Sun Life Utilities Series S Class	02	2006	13.3833	17.4583	81,409
MFS/Sun Life Utilities Series S Class	02	2005	11.5742	13.3833	113,896
MFS/Sun Life Utilities Series S Class	02	2004	9.0060	11.5742	128,426
MFS/Sun Life Utilities Series S Class	02	2003	6.6976	9.0060	128,773
MFS/Sun Life Utilities Series S Class	02	2002	8.9329	6.6976	48,119
MFS/Sun Life Utilities Series S Class	02	2001	10.0000	8.9329	29,888

MFS/Sun Life Utilities Series S Class	03	2007	17.3642	21.9955	0
MFS/Sun Life Utilities Series S Class	03	2006	13.3246	17.3642	0
MFS/Sun Life Utilities Series S Class	03	2005	11.5350	13.3246	0
MFS/Sun Life Utilities Series S Class	03	2004	8.9846	11.5350	0
MFS/Sun Life Utilities Series S Class	03	2003	6.6885	8.9846	0
MFS/Sun Life Utilities Series S Class	03	2002	8.9298	6.6885	0
MFS/Sun Life Utilities Series S Class	03	2001	10.0000	8.9298	0

MFS/Sun Life Utilities Series S Class	04	2007	17.3172	21.9249	111,382
MFS/Sun Life Utilities Series S Class	04	2006	13.2953	17.3172	109,008
MFS/Sun Life Utilities Series S Class	04	2005	11.5155	13.2953	108,406
MFS/Sun Life Utilities Series S Class	04	2004	8.9740	11.5155	121,409
MFS/Sun Life Utilities Series S Class	04	2003	6.6839	8.9740	126,739
MFS/Sun Life Utilities Series S Class	04	2002	8.9282	6.6839	99,241
MFS/Sun Life Utilities Series S Class	04	2001	10.0000	8.9282	74,788

MFS/Sun Life Utilities Series S Class	05	2007	17.2237	21.7842	26,770
MFS/Sun Life Utilities Series S Class	05	2006	13.2369	17.2237	38,592
MFS/Sun Life Utilities Series S Class	05	2005	11.4764	13.2369	42,273
MFS/Sun Life Utilities Series S Class	05	2004	8.9526	11.4764	42,850
MFS/Sun Life Utilities Series S Class	05	2003	6.6748	8.9526	41,862
MFS/Sun Life Utilities Series S Class	05	2002	8.9251	6.6748	48,006
MFS/Sun Life Utilities Series S Class	05	2001	10.0000	8.9251	15,720

MFS/Sun Life Utilities Series S Class	06	2007	17.0842	21.5747	116,461
MFS/Sun Life Utilities Series S Class	06	2006	13.1496	17.0842	126,559
MFS/Sun Life Utilities Series S Class	06	2005	11.4181	13.1496	126,365
MFS/Sun Life Utilities Series S Class	06	2004	8.9207	11.4181	133,158
MFS/Sun Life Utilities Series S Class	06	2003	6.6611	8.9207	159,495
MFS/Sun Life Utilities Series S Class	06	2002	8.9204	6.6611	118,280
MFS/Sun Life Utilities Series S Class	06	2001	10.0000	8.9204	59,417

MFS/Sunlife - Blended Research Core Equity Series I Class	01	2007	10.0727	10.5647	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2006	8.9796	10.0727	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2005	8.4212	8.9796	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2004	7.5959	8.4212	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2003	6.2463	7.5959	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2002	8.0097	6.2463	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2001	9.6014	8.0097	0
MFS/Sunlife - Blended Research Core Equity Series I Class	01	2000	10.0000	9.6014	0

MFS/Sunlife - Blended Research Core Equity Series I Class	02	2007	9.9744	10.4457	101,365
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2006	8.9054	9.9744	128,443
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2005	8.3643	8.9054	165,819
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2004	7.5561	8.3643	225,036
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2003	6.2231	7.5561	244,006
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2002	7.9919	6.2231	266,985
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2001	9.5948	7.9919	295,420
MFS/Sunlife - Blended Research Core Equity Series I Class	02	2000	10.0000	9.5948	0

MFS/Sunlife - Blended Research Core Equity Series I Class	03	2007	9.9095	10.3671	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2006	8.8564	9.9095	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2005	8.3267	8.8564	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2004	7.5297	8.3267	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2003	6.2076	7.5297	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2002	7.9801	6.2076	0
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2001	9.5905	7.9801	8,601
MFS/Sunlife - Blended Research Core Equity Series I Class	03	2000	10.0000	9.5905	0

MFS/Sunlife - Blended Research Core Equity Series I Class	04	2007	9.8771	10.3280	134,618
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2006	8.8319	9.8771	154,253
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2005	8.3078	8.8319	171,309
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2004	7.5165	8.3078	193,615
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2003	6.1998	7.5165	204,033
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2002	7.9742	6.1998	226,747
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2001	9.5883	7.9742	296,697
MFS/Sunlife - Blended Research Core Equity Series I Class	04	2000	10.0000	9.5883	0

MFS/Sunlife - Blended Research Core Equity Series I Class	05	2007	9.8126	10.2501	272,747
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2006	8.7831	9.8126	322,609
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2005	8.2703	8.7831	381,339
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2004	7.4902	8.2703	472,342
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2003	6.1844	7.4902	557,092
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2002	7.9624	6.1844	580,254
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2001	9.5839	7.9624	710,652
MFS/Sunlife - Blended Research Core Equity Series I Class	05	2000	10.0000	9.5839	0

MFS/Sunlife - Blended Research Core Equity Series I Class	06	2007	9.7167	10.1343	85,601
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2006	8.7105	9.7167	101,356
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2005	8.2143	8.7105	120,146
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2004	7.4509	8.2143	141,029
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2003	6.1613	7.4509	168,084
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2002	7.9448	6.1613	185,099
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2001	9.5773	7.9448	216,653
MFS/Sunlife - Blended Research Core Equity Series I Class	06	2000	10.0000	9.5773	0

MFS/Sunlife - Blended Research Core Equity Series S Class	01	2007	12.0218	12.5782	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2006	10.7421	12.0218	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2005	10.1010	10.7421	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2004	9.1313	10.1010	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2003	7.5324	9.1313	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2002	9.6794	7.5324	0
MFS/Sunlife - Blended Research Core Equity Series S Class	01	2001	10.0000	9.6794	0

MFS/Sunlife - Blended Research Core Equity Series S Class	02	2007	11.9247	12.4575	70,756
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2006	10.6715	11.9247	74,619
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2005	10.0497	10.6715	86,237
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2004	9.0988	10.0497	108,482
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2003	7.5170	9.0988	114,807
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2002	9.6743	7.5170	111,974
MFS/Sunlife - Blended Research Core Equity Series S Class	02	2001	10.0000	9.6743	35,067

MFS/Sunlife - Blended Research Core Equity Series S Class	03	2007	11.8604	12.3778	10,371
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2006	10.6247	11.8604	10,828
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2005	10.0157	10.6247	10,828
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2004	9.0772	10.0157	10,828
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2003	7.5068	9.0772	10,828
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2002	9.6709	7.5068	10,828
MFS/Sunlife - Blended Research Core Equity Series S Class	03	2001	10.0000	9.6709	7,107

MFS/Sunlife - Blended Research Core Equity Series S Class	04	2007	11.8283	12.3380	46,159
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2006	10.6013	11.8283	58,508
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2005	9.9987	10.6013	62,943
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2004	9.0664	9.9987	68,795
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2003	7.5016	9.0664	50,388
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2002	9.6692	7.5016	44,599
MFS/Sunlife - Blended Research Core Equity Series S Class	04	2001	10.0000	9.6692	12,603

MFS/Sunlife - Blended Research Core Equity Series S Class	05	2007	11.7644	12.2587	45,059
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2006	10.5546	11.7644	47,098
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2005	9.9648	10.5546	48,302
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2004	9.0449	9.9648	44,085
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2003	7.4914	9.0449	45,790
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2002	9.6658	7.4914	49,378
MFS/Sunlife - Blended Research Core Equity Series S Class	05	2001	10.0000	9.6658	19,810

MFS/Sunlife - Blended Research Core Equity Series S Class	06	2007	11.6691	12.1408	68,305
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2006	10.4850	11.6691	72,791
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2005	9.9141	10.4850	73,155
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2004	9.0126	9.9141	74,684
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2003	7.4760	9.0126	85,130
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2002	9.6607	7.4760	85,290
MFS/Sunlife - Blended Research Core Equity Series S Class	06	2001	10.0000	9.6607	37,370

PIMCO Emerging Markets Bond Portfolio	01	2007	19.9884	20.9395	2,793
PIMCO Emerging Markets Bond Portfolio	01	2006	18.4759	19.9884	2,793
PIMCO Emerging Markets Bond Portfolio	01	2005	16.8454	18.4759	2,793
PIMCO Emerging Markets Bond Portfolio	01	2004	15.1762	16.8454	0
PIMCO Emerging Markets Bond Portfolio	01	2003	11.6405	15.1762	2,573
PIMCO Emerging Markets Bond Portfolio	01	2002	10.0000	11.6405	0

PIMCO Emerging Markets Bond Portfolio	02	2007	19.8599	20.7732	184,718
PIMCO Emerging Markets Bond Portfolio	02	2006	18.3849	19.8599	217,643
PIMCO Emerging Markets Bond Portfolio	02	2005	16.7879	18.3849	266,168
PIMCO Emerging Markets Bond Portfolio	02	2004	15.1474	16.7879	267,370
PIMCO Emerging Markets Bond Portfolio	02	2003	11.6361	15.1474	271,202
PIMCO Emerging Markets Bond Portfolio	02	2002	10.0000	11.6361	260,288

PIMCO Emerging Markets Bond Portfolio	03	2007	19.7748	20.6632	19,261
PIMCO Emerging Markets Bond Portfolio	03	2006	18.3246	19.7748	19,445
PIMCO Emerging Markets Bond Portfolio	03	2005	16.7497	18.3246	14,592
PIMCO Emerging Markets Bond Portfolio	03	2004	15.1283	16.7497	10,804
PIMCO Emerging Markets Bond Portfolio	03	2003	11.6331	15.1283	9,564
PIMCO Emerging Markets Bond Portfolio	03	2002	10.0000	11.6331	16,207

PIMCO Emerging Markets Bond Portfolio	04	2007	19.7322	20.6082	190,277
PIMCO Emerging Markets Bond Portfolio	04	2006	18.2944	19.7322	227,078
PIMCO Emerging Markets Bond Portfolio	04	2005	16.7306	18.2944	233,652
PIMCO Emerging Markets Bond Portfolio	04	2004	15.1187	16.7306	221,898
PIMCO Emerging Markets Bond Portfolio	04	2003	11.6316	15.1187	222,245
PIMCO Emerging Markets Bond Portfolio	04	2002	10.0000	11.6316	237,851

PIMCO Emerging Markets Bond Portfolio	05	2007	19.6474	20.4986	244,682
PIMCO Emerging Markets Bond Portfolio	05	2006	18.2342	19.6474	278,656
PIMCO Emerging Markets Bond Portfolio	05	2005	16.6923	18.2342	276,902
PIMCO Emerging Markets Bond Portfolio	05	2004	15.0995	16.6923	283,635
PIMCO Emerging Markets Bond Portfolio	05	2003	11.6287	15.0995	278,531
PIMCO Emerging Markets Bond Portfolio	05	2002	10.0000	11.6287	309,006

PIMCO Emerging Markets Bond Portfolio	06	2007	19.5208	20.3354	225,177
PIMCO Emerging Markets Bond Portfolio	06	2006	18.1442	19.5208	242,962
PIMCO Emerging Markets Bond Portfolio	06	2005	16.6352	18.1442	247,941
PIMCO Emerging Markets Bond Portfolio	06	2004	15.0708	16.6352	255,742
PIMCO Emerging Markets Bond Portfolio	06	2003	11.6242	15.0708	237,897
PIMCO Emerging Markets Bond Portfolio	06	2002	10.0000	11.6242	270,125

PIMCO High Yield Portfolio	01	2007	15.9387	16.3326	0
PIMCO High Yield Portfolio	01	2006	14.7557	15.9387	0
PIMCO High Yield Portfolio	01	2005	14.3138	14.7557	0
PIMCO High Yield Portfolio	01	2004	13.1967	14.3138	0
PIMCO High Yield Portfolio	01	2003	10.8453	13.1967	3,597
PIMCO High Yield Portfolio	01	2002	10.0000	10.8453	0

PIMCO High Yield Portfolio	02	2007	15.8362	16.2028	308,688
PIMCO High Yield Portfolio	02	2006	14.6830	15.8362	347,997
PIMCO High Yield Portfolio	02	2005	14.2649	14.6830	391,058
PIMCO High Yield Portfolio	02	2004	13.1716	14.2649	382,101
PIMCO High Yield Portfolio	02	2003	10.8412	13.1716	379,079
PIMCO High Yield Portfolio	02	2002	10.0000	10.8412	262,810

PIMCO High Yield Portfolio	03	2007	15.7683	16.1170	43,117
PIMCO High Yield Portfolio	03	2006	14.6348	15.7683	42,971
PIMCO High Yield Portfolio	03	2005	14.2324	14.6348	31,261
PIMCO High Yield Portfolio	03	2004	13.1550	14.2324	43,915
PIMCO High Yield Portfolio	03	2003	10.8384	13.1550	42,000
PIMCO High Yield Portfolio	03	2002	10.0000	10.8384	19,016

PIMCO High Yield Portfolio	04	2007	15.7344	16.0741	311,596
PIMCO High Yield Portfolio	04	2006	14.6107	15.7344	354,817
PIMCO High Yield Portfolio	04	2005	14.2161	14.6107	360,903
PIMCO High Yield Portfolio	04	2004	13.1466	14.2161	337,137
PIMCO High Yield Portfolio	04	2003	10.8370	13.1466	331,900
PIMCO High Yield Portfolio	04	2002	10.0000	10.8370	232,740

PIMCO High Yield Portfolio	05	2007	15.6667	15.9887	408,493
PIMCO High Yield Portfolio	05	2006	14.5626	15.6667	454,692
PIMCO High Yield Portfolio	05	2005	14.1837	14.5626	457,978
PIMCO High Yield Portfolio	05	2004	13.1299	14.1837	442,424
PIMCO High Yield Portfolio	05	2003	10.8343	13.1299	426,056
PIMCO High Yield Portfolio	05	2002	10.0000	10.8343	313,993

PIMCO High Yield Portfolio	06	2007	15.5658	15.8613	381,440
PIMCO High Yield Portfolio	06	2006	14.4907	15.5658	398,061
PIMCO High Yield Portfolio	06	2005	14.1351	14.4907	404,246
PIMCO High Yield Portfolio	06	2004	13.1050	14.1351	395,667
PIMCO High Yield Portfolio	06	2003	10.8301	13.1050	363,195
PIMCO High Yield Portfolio	06	2002	10.0000	10.8301	271,007

PIMCO Real Return Portfolio	01	2007	11.8204	12.9499	4,072
PIMCO Real Return Portfolio	01	2006	11.8546	11.8204	4,072
PIMCO Real Return Portfolio	01	2005	11.7280	11.8546	4,072
PIMCO Real Return Portfolio	01	2004	10.8767	11.7280	0
PIMCO Real Return Portfolio	01	2003	10.0928	10.8767	0
PIMCO Real Return Portfolio	01	2002	10.0000	10.0928	0

PIMCO Real Return Portfolio	02	2007	11.7443	12.8470	208,353
PIMCO Real Return Portfolio	02	2006	11.7962	11.7443	189,785
PIMCO Real Return Portfolio	02	2005	11.6879	11.7962	207,350
PIMCO Real Return Portfolio	02	2004	10.8560	11.6879	194,796
PIMCO Real Return Portfolio	02	2003	10.0890	10.8560	168,066
PIMCO Real Return Portfolio	02	2002	10.0000	10.0890	34,531

PIMCO Real Return Portfolio	03	2007	11.6940	12.7790	0
PIMCO Real Return Portfolio	03	2006	11.7575	11.6940	0
PIMCO Real Return Portfolio	03	2005	11.6613	11.7575	0
PIMCO Real Return Portfolio	03	2004	10.8423	11.6613	0
PIMCO Real Return Portfolio	03	2003	10.0864	10.8423	0
PIMCO Real Return Portfolio	03	2002	10.0000	10.0864	0

PIMCO Real Return Portfolio	04	2007	11.6688	12.7449	75,673
PIMCO Real Return Portfolio	04	2006	11.7382	11.6688	95,118
PIMCO Real Return Portfolio	04	2005	11.6480	11.7382	102,012
PIMCO Real Return Portfolio	04	2004	10.8354	11.6480	81,998
PIMCO Real Return Portfolio	04	2003	10.0851	10.8354	63,559
PIMCO Real Return Portfolio	04	2002	10.0000	10.0851	10,048

PIMCO Real Return Portfolio	05	2007	11.6186	12.6772	103,115
PIMCO Real Return Portfolio	05	2006	11.6995	11.6186	151,444
PIMCO Real Return Portfolio	05	2005	11.6214	11.6995	196,842
PIMCO Real Return Portfolio	05	2004	10.8216	11.6214	213,263
PIMCO Real Return Portfolio	05	2003	10.0825	10.8216	167,059
PIMCO Real Return Portfolio	05	2002	10.0000	10.0825	0

PIMCO Real Return Portfolio	06	2007	11.5437	12.5762	74,160
PIMCO Real Return Portfolio	06	2006	11.6417	11.5437	75,204
PIMCO Real Return Portfolio	06	2005	11.5815	11.6417	81,833
PIMCO Real Return Portfolio	06	2004	10.8010	11.5815	84,438
PIMCO Real Return Portfolio	06	2003	10.0787	10.8010	79,404
PIMCO Real Return Portfolio	06	2002	10.0000	10.0787	555

PIMCO Total Return Portfolio	01	2007	11.5165	12.3997	33,610
PIMCO Total Return Portfolio	01	2006	11.2011	11.5165	34,033
PIMCO Total Return Portfolio	01	2005	11.0430	11.2011	25,461
PIMCO Total Return Portfolio	01	2004	10.6346	11.0430	20,404
PIMCO Total Return Portfolio	01	2003	10.2261	10.6346	23,337
PIMCO Total Return Portfolio	01	2002	10.0000	10.2261	0

PIMCO Total Return Portfolio	02	2007	11.4425	12.3012	635,572
PIMCO Total Return Portfolio	02	2006	11.1459	11.4425	757,426
PIMCO Total Return Portfolio	02	2005	11.0053	11.1459	651,211
PIMCO Total Return Portfolio	02	2004	10.6144	11.0053	658,027
PIMCO Total Return Portfolio	02	2003	10.2222	10.6144	552,966
PIMCO Total Return Portfolio	02	2002	10.0000	10.2222	435,784

PIMCO Total Return Portfolio	03	2007	11.3934	12.2360	37,683
PIMCO Total Return Portfolio	03	2006	11.1093	11.3934	38,700
PIMCO Total Return Portfolio	03	2005	10.9802	11.1093	24,831
PIMCO Total Return Portfolio	03	2004	10.6010	10.9802	16,486
PIMCO Total Return Portfolio	03	2003	10.2196	10.6010	13,450
PIMCO Total Return Portfolio	03	2002	10.0000	10.2196	15,596

PIMCO Total Return Portfolio	04	2007	11.3689	12.2034	508,906
PIMCO Total Return Portfolio	04	2006	11.0910	11.3689	558,278
PIMCO Total Return Portfolio	04	2005	10.9676	11.0910	501,137
PIMCO Total Return Portfolio	04	2004	10.5943	10.9676	506,745
PIMCO Total Return Portfolio	04	2003	10.2183	10.5943	449,045
PIMCO Total Return Portfolio	04	2002	10.0000	10.2183	341,203

PIMCO Total Return Portfolio	05	2007	11.3200	12.1385	701,264
PIMCO Total Return Portfolio	05	2006	11.0545	11.3200	715,861
PIMCO Total Return Portfolio	05	2005	10.9426	11.0545	643,469
PIMCO Total Return Portfolio	05	2004	10.5808	10.9426	623,111
PIMCO Total Return Portfolio	05	2003	10.2157	10.5808	594,126
PIMCO Total Return Portfolio	05	2002	10.0000	10.2157	401,629

PIMCO Total Return Portfolio	06	2007	11.2470	12.0418	566,784
PIMCO Total Return Portfolio	06	2006	10.9999	11.2470	612,174
PIMCO Total Return Portfolio	06	2005	10.9051	10.9999	582,627
PIMCO Total Return Portfolio	06	2004	10.5607	10.9051	576,084
PIMCO Total Return Portfolio	06	2003	10.2118	10.5607	516,637
PIMCO Total Return Portfolio	06	2002	10.0000	10.2118	377,785

Rydex VT Nova Fund	01	2007	10.0163	10.0273	0
Rydex VT Nova Fund	01	2006	8.4823	10.0163	0
Rydex VT Nova Fund	01	2005	8.2409	8.4823	0
Rydex VT Nova Fund	01	2004	7.2624	8.2409	0
Rydex VT Nova Fund	01	2003	5.2702	7.2624	0
Rydex VT Nova Fund	01	2002	8.2825	5.2702	0
Rydex VT Nova Fund	01	2001	10.0000	8.2825	0

Rydex VT Nova Fund	02	2007	9.9305	9.9262	1,355
Rydex VT Nova Fund	02	2006	8.4223	9.9305	1,420
Rydex VT Nova Fund	02	2005	8.1951	8.4223	5,706
Rydex VT Nova Fund	02	2004	7.2330	8.1951	6,071
Rydex VT Nova Fund	02	2003	5.2568	7.2330	10,062
Rydex VT Nova Fund	02	2002	8.2741	5.2568	6,770
Rydex VT Nova Fund	02	2001	10.0000	8.2741	0

Rydex VT Nova Fund	03	2007	9.8737	9.8594	0
Rydex VT Nova Fund	03	2006	8.3826	9.8737	0
Rydex VT Nova Fund	03	2005	8.1647	8.3826	0
Rydex VT Nova Fund	03	2004	7.2135	8.1647	0
Rydex VT Nova Fund	03	2003	5.2480	7.2135	0
Rydex VT Nova Fund	03	2002	8.2685	5.2480	0
Rydex VT Nova Fund	03	2001	10.0000	8.2685	0

Rydex VT Nova Fund	04	2007	9.8454	9.8261	3,199
Rydex VT Nova Fund	04	2006	8.3628	9.8454	4,778
Rydex VT Nova Fund	04	2005	8.1495	8.3628	6,745
Rydex VT Nova Fund	04	2004	7.2037	8.1495	6,694
Rydex VT Nova Fund	04	2003	5.2435	7.2037	7,094
Rydex VT Nova Fund	04	2002	8.2657	5.2435	11,581
Rydex VT Nova Fund	04	2001	10.0000	8.2657	5,319

Rydex VT Nova Fund	05	2007	9.7889	9.7597	9,692
Rydex VT Nova Fund	05	2006	8.3232	9.7889	8,126
Rydex VT Nova Fund	05	2005	8.1191	8.3232	32,759
Rydex VT Nova Fund	05	2004	7.1842	8.1191	35,526
Rydex VT Nova Fund	05	2003	5.2346	7.1842	35,924
Rydex VT Nova Fund	05	2002	8.2600	5.2346	41,343
Rydex VT Nova Fund	05	2001	10.0000	8.2600	5,830

Rydex VT Nova Fund	06	2007	9.7048	9.6611	2,985
Rydex VT Nova Fund	06	2006	8.2643	9.7048	3,177
Rydex VT Nova Fund	06	2005	8.0738	8.2643	7,857
Rydex VT Nova Fund	06	2004	7.1550	8.0738	11,864
Rydex VT Nova Fund	06	2003	5.2213	7.1550	4,695
Rydex VT Nova Fund	06	2002	8.2516	5.2213	5,521
Rydex VT Nova Fund	06	2001	10.0000	8.2516	0

Rydex VT OTC Fund	01	2007	7.8710	9.1807	0
Rydex VT OTC Fund	01	2006	7.5164	7.8710	0
Rydex VT OTC Fund	01	2005	7.5086	7.5164	0
Rydex VT OTC Fund	01	2004	6.9363	7.5086	0
Rydex VT OTC Fund	01	2003	4.8180	6.9363	0
Rydex VT OTC Fund	01	2002	7.9591	4.8180	0
Rydex VT OTC Fund	01	2001	10.0000	7.9591	0

Rydex VT OTC Fund	02	2007	7.8035	9.0881	4,572
Rydex VT OTC Fund	02	2006	7.4632	7.8035	3,105
Rydex VT OTC Fund	02	2005	7.4668	7.4632	3,873
Rydex VT OTC Fund	02	2004	6.9082	7.4668	12,755
Rydex VT OTC Fund	02	2003	4.8058	6.9082	29,110
Rydex VT OTC Fund	02	2002	7.9510	4.8058	15,059
Rydex VT OTC Fund	02	2001	10.0000	7.9510	3,110

Rydex VT OTC Fund	03	2007	7.7589	9.0270	0
Rydex VT OTC Fund	03	2006	7.4281	7.7589	0
Rydex VT OTC Fund	03	2005	7.4391	7.4281	0
Rydex VT OTC Fund	03	2004	6.8895	7.4391	0
Rydex VT OTC Fund	03	2003	4.7977	6.8895	0
Rydex VT OTC Fund	03	2002	7.9456	4.7977	0
Rydex VT OTC Fund	03	2001	10.0000	7.9456	0

Rydex VT OTC Fund	04	2007	7.7367	8.9965	2,541
Rydex VT OTC Fund	04	2006	7.4105	7.7367	2,577
Rydex VT OTC Fund	04	2005	7.4252	7.4105	11,618
Rydex VT OTC Fund	04	2004	6.8802	7.4252	11,602
Rydex VT OTC Fund	04	2003	4.7936	6.8802	17,817
Rydex VT OTC Fund	04	2002	7.9429	4.7936	16,100
Rydex VT OTC Fund	04	2001	10.0000	7.9429	12,073

Rydex VT OTC Fund	05	2007	7.6923	8.9358	10,823
Rydex VT OTC Fund	05	2006	7.3754	7.6923	16,455
Rydex VT OTC Fund	05	2005	7.3976	7.3754	24,151
Rydex VT OTC Fund	05	2004	6.8616	7.3976	29,457
Rydex VT OTC Fund	05	2003	4.7855	6.8616	38,975
Rydex VT OTC Fund	05	2002	7.9374	4.7855	53,754
Rydex VT OTC Fund	05	2001	10.0000	7.9374	112,079

Rydex VT OTC Fund	06	2007	7.6262	8.8454	5,158
Rydex VT OTC Fund	06	2006	7.3232	7.6262	5,289
Rydex VT OTC Fund	06	2005	7.3563	7.3232	5,343
Rydex VT OTC Fund	06	2004	6.8337	7.3563	17,160
Rydex VT OTC Fund	06	2003	4.7733	6.8337	23,222
Rydex VT OTC Fund	06	2002	7.9293	4.7733	26,765
Rydex VT OTC Fund	06	2001	10.0000	7.9293	17,936

SC FI Large Cap Growth Fund	01	2007	10.0000	10.1479	0

SC FI Large Cap Growth Fund	02	2007	10.0000	10.1374	83,832

SC FI Large Cap Growth Fund	03	2007	10.0000	10.1305	0

SC FI Large Cap Growth Fund	04	2007	10.0000	10.1270	38,035

SC FI Large Cap Growth Fund	05	2007	10.0000	10.1200	82,384

SC FI Large Cap Growth Fund	06	2007	10.0000	10.1095	84,563

SC FI Large Cap Growth Fund (I class)	01	2007	10.0000	10.1670	0

SC FI Large Cap Growth Fund (I class)	02	2007	10.0000	10.1565	91,298

SC FI Large Cap Growth Fund (I class)	03	2007	10.0000	10.1495	12,758

SC FI Large Cap Growth Fund (I class)	04	2007	10.0000	10.1460	134,931

SC FI Large Cap Growth Fund (I class)	05	2007	10.0000	10.1390	249,434

SC FI Large Cap Growth Fund (I class)	06	2007	10.0000	10.1285	79,048

SC Oppenheimer Main Street Small Cap Fund	01	2007	19.6338	19.1562	0
SC Oppenheimer Main Street Small Cap Fund	01	2006	17.4576	19.6338	0
SC Oppenheimer Main Street Small Cap Fund	01	2005	16.9015	17.4576	0
SC Oppenheimer Main Street Small Cap Fund	01	2004	14.4157	16.9015	0
SC Oppenheimer Main Street Small Cap Fund	01	2003	10.2818	14.4157	2,731
SC Oppenheimer Main Street Small Cap Fund	01	2002	13.0838	10.2818	0
SC Oppenheimer Main Street Small Cap Fund	01	2001	12.1342	13.0838	0
SC Oppenheimer Main Street Small Cap Fund	01	2000	10.0000	12.1342	0

SC Oppenheimer Main Street Small Cap Fund	02	2007	19.4423	18.9404	299,802
SC Oppenheimer Main Street Small Cap Fund	02	2006	17.3136	19.4423	334,824
SC Oppenheimer Main Street Small Cap Fund	02	2005	16.7874	17.3136	369,237
SC Oppenheimer Main Street Small Cap Fund	02	2004	14.3402	16.7874	384,245
SC Oppenheimer Main Street Small Cap Fund	02	2003	10.2435	14.3402	413,905
SC Oppenheimer Main Street Small Cap Fund	02	2002	13.0549	10.2435	446,909
SC Oppenheimer Main Street Small Cap Fund	02	2001	12.1259	13.0549	169,141
SC Oppenheimer Main Street Small Cap Fund	02	2000	10.0000	12.1259	0

SC Oppenheimer Main Street Small Cap Fund	03	2007	19.3158	18.7981	43,720
SC Oppenheimer Main Street Small Cap Fund	03	2006	17.2183	19.3158	41,621
SC Oppenheimer Main Street Small Cap Fund	03	2005	16.7118	17.2183	35,297
SC Oppenheimer Main Street Small Cap Fund	03	2004	14.2901	16.7118	30,491
SC Oppenheimer Main Street Small Cap Fund	03	2003	10.2180	14.2901	30,357
SC Oppenheimer Main Street Small Cap Fund	03	2002	13.0356	10.2180	28,628
SC Oppenheimer Main Street Small Cap Fund	03	2001	12.1204	13.0356	13,236
SC Oppenheimer Main Street Small Cap Fund	03	2000	10.0000	12.1204	0

SC Oppenheimer Main Street Small Cap Fund	04	2007	19.2527	18.7271	317,979
SC Oppenheimer Main Street Small Cap Fund	04	2006	17.1707	19.2527	357,970
SC Oppenheimer Main Street Small Cap Fund	04	2005	16.6741	17.1707	387,038
SC Oppenheimer Main Street Small Cap Fund	04	2004	14.2651	16.6741	392,572
SC Oppenheimer Main Street Small Cap Fund	04	2003	10.2053	14.2651	406,711
SC Oppenheimer Main Street Small Cap Fund	04	2002	13.0260	10.2053	429,230
SC Oppenheimer Main Street Small Cap Fund	04	2001	12.1176	13.0260	180,163
SC Oppenheimer Main Street Small Cap Fund	04	2000	10.0000	12.1176	0

SC Oppenheimer Main Street Small Cap Fund	05	2007	19.1270	18.5858	379,026
SC Oppenheimer Main Street Small Cap Fund	05	2006	17.0759	19.1270	422,042
SC Oppenheimer Main Street Small Cap Fund	05	2005	16.5988	17.0759	451,242
SC Oppenheimer Main Street Small Cap Fund	05	2004	14.2151	16.5988	456,198
SC Oppenheimer Main Street Small Cap Fund	05	2003	10.1798	14.2151	471,018
SC Oppenheimer Main Street Small Cap Fund	05	2002	13.0067	10.1798	496,050
SC Oppenheimer Main Street Small Cap Fund	05	2001	12.1121	13.0067	183,766
SC Oppenheimer Main Street Small Cap Fund	05	2000	10.0000	12.1121	0

SC Oppenheimer Main Street Small Cap Fund	06	2007	18.9401	18.3760	334,107
SC Oppenheimer Main Street Small Cap Fund	06	2006	16.9347	18.9401	342,177
SC Oppenheimer Main Street Small Cap Fund	06	2005	16.4865	16.9347	354,459
SC Oppenheimer Main Street Small Cap Fund	06	2004	14.1405	16.4865	371,710
SC Oppenheimer Main Street Small Cap Fund	06	2003	10.1418	14.1405	369,576
SC Oppenheimer Main Street Small Cap Fund	06	2002	12.9779	10.1418	409,777
SC Oppenheimer Main Street Small Cap Fund	06	2001	12.1038	12.9779	94,795
SC Oppenheimer Main Street Small Cap Fund	06	2000	10.0000	12.1038	0

Sun Capital All Cap Fund	01	2007	15.8229	14.7541	0
Sun Capital All Cap Fund	01	2006	13.3105	15.8229	0
Sun Capital All Cap Fund	01	2005	13.5413	13.3105	0
Sun Capital All Cap Fund	01	2004	11.3619	13.5413	0
Sun Capital All Cap Fund	01	2003	7.5065	11.3619	0
Sun Capital All Cap Fund	01	2002	10.0000	7.5065	0

Sun Capital All Cap Fund	02	2007	15.7112	14.6275	10,400
Sun Capital All Cap Fund	02	2006	13.2365	15.7112	14,610
Sun Capital All Cap Fund	02	2005	13.4865	13.2365	14,975
Sun Capital All Cap Fund	02	2004	11.3331	13.4865	39,670
Sun Capital All Cap Fund	02	2003	7.4989	11.3331	40,533
Sun Capital All Cap Fund	02	2002	10.0000	7.4989	0

Sun Capital All Cap Fund	03	2007	15.6372	14.5439	0
Sun Capital All Cap Fund	03	2006	13.1874	15.6372	0
Sun Capital All Cap Fund	03	2005	13.4500	13.1874	0
Sun Capital All Cap Fund	03	2004	11.3140	13.4500	0
Sun Capital All Cap Fund	03	2003	7.4938	11.3140	0
Sun Capital All Cap Fund	03	2002	10.0000	7.4938	0

Sun Capital All Cap Fund	04	2007	15.6002	14.5021	10,784
Sun Capital All Cap Fund	04	2006	13.1629	15.6002	15,246
Sun Capital All Cap Fund	04	2005	13.4318	13.1629	15,788
Sun Capital All Cap Fund	04	2004	11.3044	13.4318	22,725
Sun Capital All Cap Fund	04	2003	7.4912	11.3044	3,388
Sun Capital All Cap Fund	04	2002	10.0000	7.4912	499

Sun Capital All Cap Fund	05	2007	15.5265	14.4188	32,650
Sun Capital All Cap Fund	05	2006	13.1140	15.5265	14,459
Sun Capital All Cap Fund	05	2005	13.3954	13.1140	17,998
Sun Capital All Cap Fund	05	2004	11.2852	13.3954	23,955
Sun Capital All Cap Fund	05	2003	7.4861	11.2852	8,283
Sun Capital All Cap Fund	05	2002	10.0000	7.4861	838

Sun Capital All Cap Fund	06	2007	15.4166	14.2948	9,054
Sun Capital All Cap Fund	06	2006	13.0409	15.4166	4,086
Sun Capital All Cap Fund	06	2005	13.3410	13.0409	6,104
Sun Capital All Cap Fund	06	2004	11.2566	13.3410	8,509
Sun Capital All Cap Fund	06	2003	7.4784	11.2566	1,420
Sun Capital All Cap Fund	06	2002	10.0000	7.4784	0

Sun Capital Blue Chip Mid	01	2007	15.2606	17.4347	3,936
Sun Capital Blue Chip Mid	01	2006	13.8498	15.2606	3,936
Sun Capital Blue Chip Mid	01	2005	11.9967	13.8498	3,936
Sun Capital Blue Chip Mid	01	2004	10.4338	11.9967	14,095
Sun Capital Blue Chip Mid	01	2003	7.7439	10.4338	17,032
Sun Capital Blue Chip Mid	01	2002	9.1919	7.7439	28,554
Sun Capital Blue Chip Mid	01	2001	9.5985	9.1919	14,095
Sun Capital Blue Chip Mid	01	2000	10.0000	9.5985	0

Sun Capital Blue Chip Mid	02	2007	15.1118	17.2382	317,156
Sun Capital Blue Chip Mid	02	2006	13.7355	15.1118	368,293
Sun Capital Blue Chip Mid	02	2005	11.9157	13.7355	405,391
Sun Capital Blue Chip Mid	02	2004	10.3791	11.9157	516,383
Sun Capital Blue Chip Mid	02	2003	7.7150	10.3791	528,078
Sun Capital Blue Chip Mid	02	2002	9.1716	7.7150	583,039
Sun Capital Blue Chip Mid	02	2001	9.5919	9.1716	442,707
Sun Capital Blue Chip Mid	02	2000	10.0000	9.5919	0

Sun Capital Blue Chip Mid	03	2007	15.0135	17.1087	62,500
Sun Capital Blue Chip Mid	03	2006	13.6599	15.0135	66,025
Sun Capital Blue Chip Mid	03	2005	11.8621	13.6599	66,234
Sun Capital Blue Chip Mid	03	2004	10.3429	11.8621	65,649
Sun Capital Blue Chip Mid	03	2003	7.6958	10.3429	65,366
Sun Capital Blue Chip Mid	03	2002	9.1580	7.6958	73,398
Sun Capital Blue Chip Mid	03	2001	9.5875	9.1580	108,912
Sun Capital Blue Chip Mid	03	2000	10.0000	9.5875	0

Sun Capital Blue Chip Mid	04	2007	14.9644	17.0441	420,373
Sun Capital Blue Chip Mid	04	2006	13.6221	14.9644	515,910
Sun Capital Blue Chip Mid	04	2005	11.8352	13.6221	567,089
Sun Capital Blue Chip Mid	04	2004	10.3247	11.8352	638,728
Sun Capital Blue Chip Mid	04	2003	7.6862	10.3247	671,324
Sun Capital Blue Chip Mid	04	2002	9.1513	7.6862	687,322
Sun Capital Blue Chip Mid	04	2001	9.5853	9.1513	582,451
Sun Capital Blue Chip Mid	04	2000	10.0000	9.5853	0

Sun Capital Blue Chip Mid	05	2007	14.8667	16.9156	539,669
Sun Capital Blue Chip Mid	05	2006	13.5469	14.8667	737,853
Sun Capital Blue Chip Mid	05	2005	11.7818	13.5469	855,021
Sun Capital Blue Chip Mid	05	2004	10.2886	11.7818	884,960
Sun Capital Blue Chip Mid	05	2003	7.6671	10.2886	837,386
Sun Capital Blue Chip Mid	05	2002	9.1377	7.6671	875,908
Sun Capital Blue Chip Mid	05	2001	9.5809	9.1377	686,606
Sun Capital Blue Chip Mid	05	2000	10.0000	9.5809	0

Sun Capital Blue Chip Mid	06	2007	14.7213	16.7245	339,891
Sun Capital Blue Chip Mid	06	2006	13.4348	14.7213	418,251
Sun Capital Blue Chip Mid	06	2005	11.7021	13.4348	436,134
Sun Capital Blue Chip Mid	06	2004	10.2345	11.7021	465,399
Sun Capital Blue Chip Mid	06	2003	7.6384	10.2345	482,661
Sun Capital Blue Chip Mid	06	2002	9.1174	7.6384	501,520
Sun Capital Blue Chip Mid	06	2001	9.5743	9.1174	274,201
Sun Capital Blue Chip Mid	06	2000	10.0000	9.5743	0

Sun Capital Davis Venture Value Fund	01	2007	12.7785	13.1856	38,700
Sun Capital Davis Venture Value Fund	01	2006	11.2465	12.7785	38,292
Sun Capital Davis Venture Value Fund	01	2005	10.3528	11.2465	12,854
Sun Capital Davis Venture Value Fund	01	2004	9.2995	10.3528	0
Sun Capital Davis Venture Value Fund	01	2003	7.1978	9.2995	32,686
Sun Capital Davis Venture Value Fund	01	2002	8.6822	7.1978	56,937
Sun Capital Davis Venture Value Fund	01	2001	9.8112	8.6822	10,218
Sun Capital Davis Venture Value Fund	01	2000	10.0000	9.8112	0

Sun Capital Davis Venture Value Fund	02	2007	12.6539	13.0371	385,302
Sun Capital Davis Venture Value Fund	02	2006	11.1537	12.6539	488,947
Sun Capital Davis Venture Value Fund	02	2005	10.2829	11.1537	455,186
Sun Capital Davis Venture Value Fund	02	2004	9.2508	10.2829	485,930
Sun Capital Davis Venture Value Fund	02	2003	7.1710	9.2508	500,358
Sun Capital Davis Venture Value Fund	02	2002	8.6630	7.1710	497,480
Sun Capital Davis Venture Value Fund	02	2001	9.8044	8.6630	427,069
Sun Capital Davis Venture Value Fund	02	2000	10.0000	9.8044	0

Sun Capital Davis Venture Value Fund	03	2007	12.5716	12.9391	41,570
Sun Capital Davis Venture Value Fund	03	2006	11.0923	12.5716	42,386
Sun Capital Davis Venture Value Fund	03	2005	10.2366	11.0923	27,686
Sun Capital Davis Venture Value Fund	03	2004	9.2185	10.2366	27,686
Sun Capital Davis Venture Value Fund	03	2003	7.1532	9.2185	40,912
Sun Capital Davis Venture Value Fund	03	2002	8.6502	7.1532	27,901
Sun Capital Davis Venture Value Fund	03	2001	9.8000	8.6502	28,030
Sun Capital Davis Venture Value Fund	03	2000	10.0000	9.8000	0

Sun Capital Davis Venture Value Fund	04	2007	12.5305	12.8903	324,974
Sun Capital Davis Venture Value Fund	04	2006	11.0616	12.5305	376,088
Sun Capital Davis Venture Value Fund	04	2005	10.2134	11.0616	405,132
Sun Capital Davis Venture Value Fund	04	2004	9.2023	10.2134	446,357
Sun Capital Davis Venture Value Fund	04	2003	7.1442	9.2023	442,469
Sun Capital Davis Venture Value Fund	04	2002	8.6438	7.1442	441,339
Sun Capital Davis Venture Value Fund	04	2001	9.7977	8.6438	335,924
Sun Capital Davis Venture Value Fund	04	2000	10.0000	9.7977	0

Sun Capital Davis Venture Value Fund	05	2007	12.4487	12.7931	640,946
Sun Capital Davis Venture Value Fund	05	2006	11.0005	12.4487	995,889
Sun Capital Davis Venture Value Fund	05	2005	10.1673	11.0005	852,629
Sun Capital Davis Venture Value Fund	05	2004	9.1701	10.1673	846,714
Sun Capital Davis Venture Value Fund	05	2003	7.1264	9.1701	841,420
Sun Capital Davis Venture Value Fund	05	2002	8.6311	7.1264	862,211
Sun Capital Davis Venture Value Fund	05	2001	9.7932	8.6311	841,885
Sun Capital Davis Venture Value Fund	05	2000	10.0000	9.7932	0

Sun Capital Davis Venture Value Fund	06	2007	12.3269	12.6486	508,010
Sun Capital Davis Venture Value Fund	06	2006	10.9095	12.3269	583,378
Sun Capital Davis Venture Value Fund	06	2005	10.0985	10.9095	657,608
Sun Capital Davis Venture Value Fund	06	2004	9.1219	10.0985	653,578
Sun Capital Davis Venture Value Fund	06	2003	7.0998	9.1219	637,190
Sun Capital Davis Venture Value Fund	06	2002	8.6119	7.0998	653,691
Sun Capital Davis Venture Value Fund	06	2001	9.7865	8.6119	488,789
Sun Capital Davis Venture Value Fund	06	2000	10.0000	9.7865	0

Sun Capital Investment Grade Bond Fund	01	2007	14.0977	14.4808	0
Sun Capital Investment Grade Bond Fund	01	2006	13.5093	14.0977	0
Sun Capital Investment Grade Bond Fund	01	2005	13.3826	13.5093	0
Sun Capital Investment Grade Bond Fund	01	2004	12.7024	13.3826	0
Sun Capital Investment Grade Bond Fund	01	2003	11.7014	12.7024	0
Sun Capital Investment Grade Bond Fund	01	2002	11.2354	11.7014	0
Sun Capital Investment Grade Bond Fund	01	2001	10.5833	11.2354	0
Sun Capital Investment Grade Bond Fund	01	2000	10.0000	10.5833	0

Sun Capital Investment Grade Bond Fund	02	2007	13.9602	14.3177	202,445
Sun Capital Investment Grade Bond Fund	02	2006	13.3978	13.9602	217,558
Sun Capital Investment Grade Bond Fund	02	2005	13.2922	13.3978	237,275
Sun Capital Investment Grade Bond Fund	02	2004	12.6359	13.2922	274,675
Sun Capital Investment Grade Bond Fund	02	2003	11.6578	12.6359	345,127
Sun Capital Investment Grade Bond Fund	02	2002	11.2105	11.6578	508,675
Sun Capital Investment Grade Bond Fund	02	2001	10.5760	11.2105	534,772
Sun Capital Investment Grade Bond Fund	02	2000	10.0000	10.5760	0

Sun Capital Investment Grade Bond Fund	03	2007	13.8694	14.2101	0
Sun Capital Investment Grade Bond Fund	03	2006	13.3241	13.8694	0
Sun Capital Investment Grade Bond Fund	03	2005	13.2324	13.3241	0
Sun Capital Investment Grade Bond Fund	03	2004	12.5918	13.2324	0
Sun Capital Investment Grade Bond Fund	03	2003	11.6288	12.5918	0
Sun Capital Investment Grade Bond Fund	03	2002	11.1940	11.6288	0
Sun Capital Investment Grade Bond Fund	03	2001	10.5712	11.1940	22,983
Sun Capital Investment Grade Bond Fund	03	2000	10.0000	10.5712	0

Sun Capital Investment Grade Bond Fund	04	2007	13.8241	14.1565	251,343
Sun Capital Investment Grade Bond Fund	04	2006	13.2873	13.8241	253,041
Sun Capital Investment Grade Bond Fund	04	2005	13.2025	13.2873	323,678
Sun Capital Investment Grade Bond Fund	04	2004	12.5698	13.2025	404,628
Sun Capital Investment Grade Bond Fund	04	2003	11.6144	12.5698	495,556
Sun Capital Investment Grade Bond Fund	04	2002	11.1858	11.6144	543,428
Sun Capital Investment Grade Bond Fund	04	2001	10.5687	11.1858	677,167
Sun Capital Investment Grade Bond Fund	04	2000	10.0000	10.5687	0

Sun Capital Investment Grade Bond Fund	05	2007	13.7338	14.0497	258,897
Sun Capital Investment Grade Bond Fund	05	2006	13.2139	13.7338	259,055
Sun Capital Investment Grade Bond Fund	05	2005	13.1429	13.2139	320,465
Sun Capital Investment Grade Bond Fund	05	2004	12.5257	13.1429	379,763
Sun Capital Investment Grade Bond Fund	05	2003	11.5854	12.5257	446,915
Sun Capital Investment Grade Bond Fund	05	2002	11.1692	11.5854	515,556
Sun Capital Investment Grade Bond Fund	05	2001	10.5639	11.1692	712,078
Sun Capital Investment Grade Bond Fund	05	2000	10.0000	10.5639	0

Sun Capital Investment Grade Bond Fund	06	2007	13.5996	13.8911	192,987
Sun Capital Investment Grade Bond Fund	06	2006	13.1046	13.5996	209,432
Sun Capital Investment Grade Bond Fund	06	2005	13.0540	13.1046	263,754
Sun Capital Investment Grade Bond Fund	06	2004	12.4600	13.0540	294,705
Sun Capital Investment Grade Bond Fund	06	2003	11.5422	12.4600	372,349
Sun Capital Investment Grade Bond Fund	06	2002	11.1445	11.5422	390,314
Sun Capital Investment Grade Bond Fund	06	2001	10.5566	11.1445	441,905
Sun Capital Investment Grade Bond Fund	06	2000	10.0000	10.5566	0

Sun Capital Money Market Fund	01	2007	10.9854	11.4053	0
Sun Capital Money Market Fund	01	2006	10.6080	10.9854	0
Sun Capital Money Market Fund	01	2005	10.4273	10.6080	0
Sun Capital Money Market Fund	01	2004	10.4559	10.4273	26,471
Sun Capital Money Market Fund	01	2003	10.5037	10.4559	26,471
Sun Capital Money Market Fund	01	2002	10.4918	10.5037	29,609
Sun Capital Money Market Fund	01	2001	10.2309	10.4918	16,107
Sun Capital Money Market Fund	01	2000	10.0000	10.2309	0

Sun Capital Money Market Fund	02	2007	10.8782	11.2768	539,333
Sun Capital Money Market Fund	02	2006	10.5204	10.8782	470,881
Sun Capital Money Market Fund	02	2005	10.3569	10.5204	570,018
Sun Capital Money Market Fund	02	2004	10.4011	10.3569	796,964
Sun Capital Money Market Fund	02	2003	10.4646	10.4011	983,164
Sun Capital Money Market Fund	02	2002	10.4686	10.4646	1,930,815
Sun Capital Money Market Fund	02	2001	10.2239	10.4686	1,065,639
Sun Capital Money Market Fund	02	2000	10.0000	10.2239	0

Sun Capital Money Market Fund	03	2007	10.8075	11.1920	17,655
Sun Capital Money Market Fund	03	2006	10.4625	10.8075	17,667
Sun Capital Money Market Fund	03	2005	10.3103	10.4625	23,772
Sun Capital Money Market Fund	03	2004	10.3648	10.3103	23,772
Sun Capital Money Market Fund	03	2003	10.4386	10.3648	0
Sun Capital Money Market Fund	03	2002	10.4532	10.4386	57,278
Sun Capital Money Market Fund	03	2001	10.2193	10.4532	18,208
Sun Capital Money Market Fund	03	2000	10.0000	10.2193	0

Sun Capital Money Market Fund	04	2007	10.7722	11.1498	570,058
Sun Capital Money Market Fund	04	2006	10.4336	10.7722	504,052
Sun Capital Money Market Fund	04	2005	10.2870	10.4336	593,436
Sun Capital Money Market Fund	04	2004	10.3466	10.2870	702,235
Sun Capital Money Market Fund	04	2003	10.4256	10.3466	571,525
Sun Capital Money Market Fund	04	2002	10.4454	10.4256	971,091
Sun Capital Money Market Fund	04	2001	10.2169	10.4454	703,047
Sun Capital Money Market Fund	04	2000	10.0000	10.2169	0

Sun Capital Money Market Fund	05	2007	10.7019	11.0657	674,522
Sun Capital Money Market Fund	05	2006	10.3760	10.7019	580,962
Sun Capital Money Market Fund	05	2005	10.2406	10.3760	763,880
Sun Capital Money Market Fund	05	2004	10.3104	10.2406	1,055,299
Sun Capital Money Market Fund	05	2003	10.3996	10.3104	975,068
Sun Capital Money Market Fund	05	2002	10.4300	10.3996	1,718,800
Sun Capital Money Market Fund	05	2001	10.2122	10.4300	1,364,950
Sun Capital Money Market Fund	05	2000	10.0000	10.2122	0

Sun Capital Money Market Fund	06	2007	10.5972	10.9408	467,461
Sun Capital Money Market Fund	06	2006	10.2902	10.5972	517,923
Sun Capital Money Market Fund	06	2005	10.1713	10.2902	556,021
Sun Capital Money Market Fund	06	2004	10.2563	10.1713	737,489
Sun Capital Money Market Fund	06	2003	10.3608	10.2563	528,825
Sun Capital Money Market Fund	06	2002	10.4069	10.3608	768,413
Sun Capital Money Market Fund	06	2001	10.2052	10.4069	354,368
Sun Capital Money Market Fund	06	2000	10.0000	10.2052	0

Sun Capital Real Estate Fund	01	2007	32.7292	28.1451	0
Sun Capital Real Estate Fund	01	2006	23.7892	32.7292	0
Sun Capital Real Estate Fund	01	2005	21.9100	23.7892	0
Sun Capital Real Estate Fund	01	2004	16.6006	21.9100	0
Sun Capital Real Estate Fund	01	2003	12.3343	16.6006	1,575
Sun Capital Real Estate Fund	01	2002	11.9687	12.3343	0
Sun Capital Real Estate Fund	01	2001	10.7410	11.9687	0
Sun Capital Real Estate Fund	01	2000	10.0000	10.7410	0

Sun Capital Real Estate Fund	02	2007	32.4101	27.8281	176,994
Sun Capital Real Estate Fund	02	2006	23.5930	32.4101	201,810
Sun Capital Real Estate Fund	02	2005	21.7622	23.5930	289,003
Sun Capital Real Estate Fund	02	2004	16.5137	21.7622	315,129
Sun Capital Real Estate Fund	02	2003	12.2884	16.5137	354,191
Sun Capital Real Estate Fund	02	2002	11.9422	12.2884	382,229
Sun Capital Real Estate Fund	02	2001	10.7336	11.9422	168,551
Sun Capital Real Estate Fund	02	2000	10.0000	10.7336	0

Sun Capital Real Estate Fund	03	2007	32.1994	27.6191	15,936
Sun Capital Real Estate Fund	03	2006	23.4632	32.1994	13,522
Sun Capital Real Estate Fund	03	2005	21.6644	23.4632	12,711
Sun Capital Real Estate Fund	03	2004	16.4561	21.6644	10,881
Sun Capital Real Estate Fund	03	2003	12.2579	16.4561	18,591
Sun Capital Real Estate Fund	03	2002	11.9246	12.2579	18,840
Sun Capital Real Estate Fund	03	2001	10.7287	11.9246	2,593
Sun Capital Real Estate Fund	03	2000	10.0000	10.7287	0

Sun Capital Real Estate Fund	04	2007	32.0942	27.5148	167,562
Sun Capital Real Estate Fund	04	2006	23.3984	32.0942	192,041
Sun Capital Real Estate Fund	04	2005	21.6154	23.3984	234,034
Sun Capital Real Estate Fund	04	2004	16.4273	21.6154	255,930
Sun Capital Real Estate Fund	04	2003	12.2426	16.4273	290,881
Sun Capital Real Estate Fund	04	2002	11.9158	12.2426	314,174
Sun Capital Real Estate Fund	04	2001	10.7262	11.9158	165,018
Sun Capital Real Estate Fund	04	2000	10.0000	10.7262	0

Sun Capital Real Estate Fund	05	2007	31.8848	27.3074	223,239
Sun Capital Real Estate Fund	05	2006	23.2692	31.8848	262,660
Sun Capital Real Estate Fund	05	2005	21.5178	23.2692	285,038
Sun Capital Real Estate Fund	05	2004	16.3698	21.5178	300,114
Sun Capital Real Estate Fund	05	2003	12.2121	16.3698	353,495
Sun Capital Real Estate Fund	05	2002	11.8982	12.2121	353,609
Sun Capital Real Estate Fund	05	2001	10.7213	11.8982	156,630
Sun Capital Real Estate Fund	05	2000	10.0000	10.7213	0

Sun Capital Real Estate Fund	06	2007	31.5732	26.9992	205,499
Sun Capital Real Estate Fund	06	2006	23.0768	31.5732	200,256
Sun Capital Real Estate Fund	06	2005	21.3723	23.0768	239,175
Sun Capital Real Estate Fund	06	2004	16.2839	21.3723	249,843
Sun Capital Real Estate Fund	06	2003	12.1665	16.2839	281,742
Sun Capital Real Estate Fund	06	2002	11.8718	12.1665	299,271
Sun Capital Real Estate Fund	06	2001	10.7139	11.8718	78,540
Sun Capital Real Estate Fund	06	2000	10.0000	10.7139	0

Templeton Foreign Securities Fund Class 2	01	2007	21.0751	24.0882	7,603
Templeton Foreign Securities Fund Class 2	01	2006	17.5284	21.0751	8,198
Templeton Foreign Securities Fund Class 2	01	2005	16.0707	17.5284	8,975
Templeton Foreign Securities Fund Class 2	01	2004	13.6958	16.0707	9,599
Templeton Foreign Securities Fund Class 2	01	2003	10.4634	13.6958	10,289
Templeton Foreign Securities Fund Class 2	01	2002	10.0000	10.4634	0

Templeton Foreign Securities Fund Class 2	02	2007	20.9397	23.8969	21,697
Templeton Foreign Securities Fund Class 2	02	2006	17.4421	20.9397	34,014
Templeton Foreign Securities Fund Class 2	02	2005	16.0158	17.4421	26,853
Templeton Foreign Securities Fund Class 2	02	2004	13.6698	16.0158	25,124
Templeton Foreign Securities Fund Class 2	02	2003	10.4594	13.6698	10,033
Templeton Foreign Securities Fund Class 2	02	2002	10.0000	10.4594	22,607

Templeton Foreign Securities Fund Class 2	03	2007	20.8500	23.7704	0
Templeton Foreign Securities Fund Class 2	03	2006	17.3849	20.8500	0
Templeton Foreign Securities Fund Class 2	03	2005	15.9794	17.3849	0
Templeton Foreign Securities Fund Class 2	03	2004	13.6525	15.9794	0
Templeton Foreign Securities Fund Class 2	03	2003	10.4568	13.6525	0
Templeton Foreign Securities Fund Class 2	03	2002	10.0000	10.4568	0

Templeton Foreign Securities Fund Class 2	04	2007	20.8051	23.7071	28,671
Templeton Foreign Securities Fund Class 2	04	2006	17.3563	20.8051	24,593
Templeton Foreign Securities Fund Class 2	04	2005	15.9611	17.3563	21,152
Templeton Foreign Securities Fund Class 2	04	2004	13.6439	15.9611	12,039
Templeton Foreign Securities Fund Class 2	04	2003	10.4554	13.6439	9,499
Templeton Foreign Securities Fund Class 2	04	2002	10.0000	10.4554	2,867

Templeton Foreign Securities Fund Class 2	05	2007	20.7156	23.5811	30,030
Templeton Foreign Securities Fund Class 2	05	2006	17.2991	20.7156	72,497
Templeton Foreign Securities Fund Class 2	05	2005	15.9247	17.2991	48,818
Templeton Foreign Securities Fund Class 2	05	2004	13.6265	15.9247	42,168
Templeton Foreign Securities Fund Class 2	05	2003	10.4527	13.6265	32,566
Templeton Foreign Securities Fund Class 2	05	2002	10.0000	10.4527	0

Templeton Foreign Securities Fund Class 2	06	2007	20.5822	23.3934	31,652
Templeton Foreign Securities Fund Class 2	06	2006	17.2138	20.5822	33,763
Templeton Foreign Securities Fund Class 2	06	2005	15.8702	17.2138	29,446
Templeton Foreign Securities Fund Class 2	06	2004	13.6006	15.8702	20,215
Templeton Foreign Securities Fund Class 2	06	2003	10.4487	13.6006	10,909
Templeton Foreign Securities Fund Class 2	06	2002	10.0000	10.4487	0

Templeton Growth Securities Fund Class 2	01	2007	20.7083	20.9813	0
Templeton Growth Securities Fund Class 2	01	2006	17.1719	20.7083	0
Templeton Growth Securities Fund Class 2	01	2005	15.9327	17.1719	0
Templeton Growth Securities Fund Class 2	01	2004	13.8710	15.9327	0
Templeton Growth Securities Fund Class 2	01	2003	10.6035	13.8710	0
Templeton Growth Securities Fund Class 2	01	2002	10.0000	10.6035	0

Templeton Growth Securities Fund Class 2	02	2007	20.5752	20.8147	12,519
Templeton Growth Securities Fund Class 2	02	2006	17.0874	20.5752	22,738
Templeton Growth Securities Fund Class 2	02	2005	15.8783	17.0874	13,653
Templeton Growth Securities Fund Class 2	02	2004	13.8447	15.8783	5,956
Templeton Growth Securities Fund Class 2	02	2003	10.5994	13.8447	2,281
Templeton Growth Securities Fund Class 2	02	2002	10.0000	10.5994	158

Templeton Growth Securities Fund Class 2	03	2007	20.4871	20.7045	0
Templeton Growth Securities Fund Class 2	03	2006	17.0314	20.4871	0
Templeton Growth Securities Fund Class 2	03	2005	15.8422	17.0314	0
Templeton Growth Securities Fund Class 2	03	2004	13.8272	15.8422	0
Templeton Growth Securities Fund Class 2	03	2003	10.5967	13.8272	0
Templeton Growth Securities Fund Class 2	03	2002	10.0000	10.5967	0

Templeton Growth Securities Fund Class 2	04	2007	20.4430	20.6494	18,965
Templeton Growth Securities Fund Class 2	04	2006	17.0033	20.4430	17,658
Templeton Growth Securities Fund Class 2	04	2005	15.8241	17.0033	7,246
Templeton Growth Securities Fund Class 2	04	2004	13.8184	15.8241	7,481
Templeton Growth Securities Fund Class 2	04	2003	10.5954	13.8184	0
Templeton Growth Securities Fund Class 2	04	2002	10.0000	10.5954	0

Templeton Growth Securities Fund Class 2	05	2007	20.3551	20.5396	71,993
Templeton Growth Securities Fund Class 2	05	2006	16.9474	20.3551	75,252
Templeton Growth Securities Fund Class 2	05	2005	15.7879	16.9474	47,458
Templeton Growth Securities Fund Class 2	05	2004	13.8009	15.7879	33,136
Templeton Growth Securities Fund Class 2	05	2003	10.5927	13.8009	11,111
Templeton Growth Securities Fund Class 2	05	2002	10.0000	10.5927	1,118

Templeton Growth Securities Fund Class 2	06	2007	20.2240	20.3761	26,400
Templeton Growth Securities Fund Class 2	06	2006	16.8637	20.2240	22,642
Templeton Growth Securities Fund Class 2	06	2005	15.7339	16.8637	18,787
Templeton Growth Securities Fund Class 2	06	2004	13.7746	15.7339	11,473
Templeton Growth Securities Fund Class 2	06	2003	10.5886	13.7746	843
Templeton Growth Securities Fund Class 2	06	2002	10.0000	10.5886	0

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Telephone:
Toll Free (800) 752-7215

General Distributor
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS.

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses incurred by the registrant in connection with the issuance and distribution of the securities registered hereby, other than underwriting discounts and commissions, are as follows*:

SEC Registration Fee	$ 100
Printing and Engraving	15,000
Accounting Fees and Expenses	10,000
Legal Fees and Expenses	15,000

$40,100
-----------------

*   Except for SEC Registration Fee, all expenses are estimates

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Sun Life Assurance Company of Canada (U.S.)

Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 14, 2004, provides for indemnification of directors and officers as follows:

"Section 8.01.  General.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, have reasonable cause to believe that his or her conduct was unlawful.

Section 8.02.  Actions by or in the Right of the Corporation.  The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Section 8.03  Indemnification Against Expenses.  To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.01 and 8.02 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.04.  Board Determinations.  Any indemnification under Sections 8.01 and 8.02 hereof (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.01 and 8.02 hereof. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

Section 8.05.  Advancement of Expenses.  Expenses including attorneys’ fees incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized by law or in this Article. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

Section 8.06.  Nonexclusive.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the corporation seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.07.  Insurance.  The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of applicable statutes, the certificate of incorporation or this Article.

Section 8.08.  Certain Definitions.  For purposes of this Article, (a) references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (b) references to "other enterprises" shall include employee benefit plans; (c) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (d) references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

Section 8.09.  Change in Governing Law.  In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law that limits indemnification rights thereunder, the corporation shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding."

ITEM 16. EXHIBITS

Exhibit

Number Description
------------------

(1)	Underwriting Agreement (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998)

(4)(a)
Specimen Flexible Payment Combination Fixed/Variable Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000)

(4)(b)
Specimen Certificate to be used in connection with Contract filed as Exhibit 4(a) (Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000)

(4)(c)
Specimen Flexible Payment Combination Fixed/Variable Individual Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-30844, filed on June 9, 2000)

(5)	Opinion and Consent of Counsel regarding legality of annuity contracts providing for the market value adjustment interests being registered*

(23)(a)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment)

(23)(b)	Consent of Counsel (included as part of the opinion filed as Exhibit 5)

(24)	Powers of Attorney (included as part of the Signature pages to this Registration Statement)

*Filed herewith

ITEM 17. UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

        (1)  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

Provided, however, that paragraphs (a)(1)(i), (ii) and (iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission  by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

        (2)  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (4)  That, each prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in the registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        (5)  That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that, in a primary offering of securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)  any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act of 1933;

(ii)  any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)  any portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant;  and

(iv)  any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of a Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Sun Life Assurance Company of Canada (U.S.), certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3* and has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Wellesley Hills, Commonwealth of Massachusetts, on the 19th day of December, 2008.

Sun Life Assurance Company of Canada (U.S.)
(Registrant)

By: /s/ Westley V. Thompson
Westley V. Thompson
President

Attest:	/s/ Sandra M. DaDalt
Sandra M. DaDalt
Assistant Vice President and Senior Counsel

SIGNATURES AND POWERS OF ATTORNEY

     We the undersigned officers and directors of Sun Life Assurance Company of Canada (U.S.) hereby constitute and appoint Susan J. Lazzo, Michael S. Bloom, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them singly, our attorneys-in-fact, with full power to any of them, to sign, for each of us, in our names and in the capacities indicated below, the Registration Statement of Sun Life Assurance Company of Canada (U.S.) on Form S-3 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof. This power of attorney may be executed in counterparts.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson	President, SLF U.S. and Director	December 19, 2008
Westley V. Thompson	(Principal Executive Officer)

/s/ Ronald H. Friesen	Senior Vice President and Chief Financial Officer and	December 19, 2008
Ronald H. Friesen	Treasurer and Director
(Principal Financial Officer)

/s/ Michael K. Moran	Vice President and Chief Accounting Officer	December 19, 2008
Michael K. Moran	(Principal Accounting Officer)

/s/ Jon A. Boscia	Director	December 19, 2008
Jon A. Boscia

/s/ Scott M. Davis	Director	December 19, 2008
Scott M. Davis

/s/ Richard P. McKenney	Director	December 19, 2008
Richard P. McKenney

/s/ Terrence J. Mullen	Director	December 19, 2008
Terrence J. Mullen

* In making this representation the Registrant relies on Instruction 3 to the Signatures requirement for Form S-3 in that, to the extent that the registered securities have not received an investment grade rating, Registrant reasonably believes that such rating will be obtained before the first sale of those securities pursuant to this Registration Statement.